Exhibit 10.14
LOAN AGREEMENT
Dated as of August 15, 2018
Among
CP TOWER OWNER, LLC,
a Delaware limited liability company, and CP LAND OWNER, LLC, a Delaware limited liability company, collectively, as Borrower
and
DELPHI CRE FUNDING LLC,
a Delaware limited liability company,
AC IV CA MORTGAGE LLC,
a Delaware limited liability company,
and the other Lenders from time to time party hereto,
as Lenders,
and
ACORE CAPITAL MORTGAGE, LP,
a Delaware limited partnership,
as Administrative Agent for the Lenders
Property: Cityplace Tower
Loan Amount: $153,683,400.00

1

TABLE OF CONTENTS
2

3

Section 8.27. Multiple Borrower Provisions	120
Section 8.28. Condominium Provisions	124

4

SCHEDULES
Exhibit A    -    Legal Description of Property
Exhibit B-1    -    Form of Officer's Certificate
Exhibit B-2    -    Form of Certificate of Authority
Exhibit C    -    Initial Approved Annual Budget
Exhibit D    -    Project Budget
Exhibit E    -    Permitted Fund Managers
Schedule I    -    Immediate Repairs, Deadlines for Completion, Funds Reserved
Schedule II    -    Organizational Structure
Schedule III    -    Definition of Special Purpose Entity and Related Terms
Schedule IV    -    Lease Requirements
Schedule V    -    Disclosures
Schedule VI    -    Required Policies and Related Terms
Schedule VII    -    Required Reports
Schedule VIII    -    Post-Closing Obligations
Schedule IX    -    Intentionally Omitted
Schedule X    -    Plans and Specifications
Schedule XI    -    Project Schedule
Schedule XII    -    Allocated Loan Amounts

5

LOAN AGREEMENT
THIS LOAN AGREEMENT, dated as of August 15, 2018 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this "Agreement"), is made by and among the entity or entities identified on the signature page hereto as Borrower (together with its permitted successors and assigns, "Borrower"), the entity or entities identified on the signature page hereto as Lender and the other Lenders from time to time party hereto, and ACORE CAPITAL MORTGAGE, LP, a Delaware limited partnership, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, "Administrative Agent").
WHEREAS, Borrower desires to obtain a loan from Lender in the original principal amount of ONE HUNDRED FIFTY-THREE MILLION SIX HUNDRED EIGHTY-THREE THOUSAND FOUR HUNDRED AND 00/100 DOLLARS ($153,683,400.00) (the "Loan"), and Lender is willing to make the Loan on the terms and conditions set forth in this Agreement and the other Loan Documents.
NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant, agree, represent and warrant as follows:
ARTICLE I

DEFINITIONS; PRINCIPLES OF CONSTRUCTION
Section 1.1.     Definitions. For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent:
"Acceptable Counterparty" means a counterparty to an Interest Rate Cap Agreement, or the guarantor of such counterparty's obligations under an Interest Rate Cap Agreement (provided that the form and substance of such guaranty is acceptable to Administrative Agent) that has a long-term unsecured debt rating of not less than "A" by S&P and "A2" from Moody's, which rating shall not include a "t" or otherwise reflect a termination risk.
"Additional Advance Lender" means, individually and collectively, either (a) the Lender identified by name in each applicable Additional Advance Note, or (b) if such Lender has assigned all or any portion of its right, title or interest in and to such Additional Advance Note, the Person(s) to whom such Lender has assigned such right, title, and interest in such Additional Advance Note (to the extent of such right, title, and interest so assigned) from time to time.
"Additional Advance End Date" shall mean the Payment Date in September, 2020.
"Additional Advance Note" means each of Note A-1F, Note A-2F, Note B-1F and Note B-2F.
"Advance Item" means, individually and collectively as the context may require, Project Expenditures, Leasing Expenditures and Hotel Predevelopment Expenditures.
"Affiliate" means, as to any Person, any other Person that (a) directly or indirectly owns twenty percent (20%) or more of the ownership interests in such Person, and/or (b) is in Control of, is Controlled by or is under common Control with such Person, and/or (c) is a director, partner, officer or employee of such Person or of an Affiliate of such Person, and/or (d) is the spouse, issue, or parent of such Person or an Affiliate of such Person.
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"Affiliated Manager" means any Manager that is (a) owned, directly or indirectly, by any Person that owns a direct or indirect ownership interest in Borrower, or (b) Controls, is Controlled by, or is under common Control with Borrower or any Person that owns a direct or indirect ownership interest in Borrower.
"Allocated Loan Amount" means, with respect to the Tower Unit and the Future Development Unit, as applicable, the amount set forth with respect to such Individual Component on Schedule XII to this Agreement.
"Alternative Rate" means, for any Interest Period for which an Alternative Rate Condition exists, with respect to that portion of the Outstanding Principal Balance evidenced by a Note, the greater of (a) the sum of (i) the Alternative Spread applicable to such Note, plus (ii) the Alternative Rate Index for such Interest Period, and (b) the sum of (i) the Spread applicable to such Note, plus (ii) the number of basis points described in clause (a) of the definition of LIBOR.
"Alternative Rate Conditions" means the existence of any of the following conditions, as determined by Administrative Agent in good faith: (a) adequate and reasonable means do not exist for ascertaining LIBOR or that a contingency has occurred which materially and adversely affects the London Interbank Eurodollar Market at which a Lender prices loans (which determination by Administrative Agent shall be conclusive and binding on Borrower in the absence of manifest error), or (b) a Change in Law has made it unlawful for a Lender to maintain the LIBOR rate with respect to the Loan, or any portion thereof, (c) LIBOR does not adequately and fairly reflect the cost to a Lender of making or maintaining the Loan or (d) the Alternative Rate Conditions (LIBOR Replacement) exist.
"Alternative Rate Conditions (LIBOR Replacement)" means that Administrative Agent determines in good faith that one or more replacements to LIBOR as an index for determining the interest rate payable for floating rate commercial real estate loans has been broadly adopted by the commercial real estate finance industry and Administrative Agent elects to convert this Loan to the Alternative Rate Index (LIBOR Replacement).
"Alternative Rate Index" means the Alternative Rate Index (Prime) unless and until the Alternative Rate Conditions (LIBOR Replacement) exist, in which case the Alternative Rate Index means the Alternative Rate Index (LIBOR Replacement). If any applicable Alternative Rate Index ceases to be generally published or is limited, regulated or administered by a governmental or quasi-governmental body, then Administrative Agent shall select a reasonably comparable interest rate index. Administrative Agent's determination of the Alternative Rate Index shall be binding and conclusive on Borrower absent manifest error. The Alternative Rate Index may or may not be the lowest rate at which Administrative Agent or any Lender prices loans on the date which the Alternative Rate Index is determined by Administrative Agent as set forth above.
"Alternative Rate Index (LIBOR Replacement)" means an index for determining the interest rate payable for floating rate commercial real estate loans that has been broadly adopted by the commercial real estate finance industry as a replacement for LIBOR as an index for determining the interest rate payable for floating rate commercial real estate loans as determined by Administrative Agent in good faith.
"Alternative Rate Index (Prime)" means the annual rate of interest published in The Wall Street Journal from time to time as the "prime rate" as of the date that is prior to (but most near) the date which is two (2) Business Days prior to the Payment Date on which the applicable Interest Period commences. If The Wall Street Journal ceases to publish the "Prime Rate," Administrative Agent shall select an equivalent publication that publishes such "prime rate."
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"Alternative Spread" means with respect to that portion of the Outstanding Principal Balance evidenced by a Note, the number of basis points determined as the sum of (a) the LIBOR Interest Rate last in effect for the Interest Period immediately prior to the date on which Administrative Agent has determined that the Alternative Rate is in effect with respect to the Loan, plus (b) the Spread applicable to such Note, less (c) the Alternative Rate Index in effect as of the last date of its determination pursuant to the definition thereof immediately prior to the date on which Administrative Agent has determined that the Alternative Rate is in effect with respect to the Loan; provided, however, in no event shall such difference be a negative number.
"AON" means AON SERVICE CORPORATION, together with its permitted successors and/or assigns.
"AON Lease Relocation or Replacement" means, either, the relocation of the AON lease premises to a higher floor in the Tower Unit or the execution of a replacement Lease with a tenant other than AON for the demised space on such higher floor in the Tower Unit.
"Approved Accounting Method" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such entity as may be in general use by significant segments of the U.S. accounting profession, to the extent such principles are applicable to the facts and circumstances on the date of determination, consistently applied, or such other accounting methods used by Guarantor to prepare the financial statements delivered to Administrative Agent in contemplation of the Loan, consistently applied.
"Approved Capital Expenditures" means costs and expenses incurred by Borrower in connection with the completion by Borrower of the capital improvements made with respect to the Property (a) in accordance with the applicable Approved Annual Budget, or (b) as may otherwise be approved by Administrative Agent from time to time, such approval not to be unreasonably withheld.
"Assignment of Leases" means that certain first priority Assignment of Leases and Rents, dated as of the date hereof, from Borrower, as assignor, to Administrative Agent, as assignee, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.
"Assignment of Management Agreement" means that certain Assignment and Subordination of Management Agreement, dated as of the date hereof, among Borrower, Manager, and Administrative Agent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.
"Bail-In Action" means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
"Bail-In Legislation" means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
"Bankruptcy Action" means with respect to any Person (a) such Person filing a voluntary petition under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (b) the filing of an involuntary petition against such Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (c) such Person filing an answer consenting
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to or otherwise colluding or acquiescing in or joining in any involuntary petition filed against it, by any other Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; or soliciting or causing to be solicited petitioning creditors for any involuntary petition from any Person; (d) the appointment of a custodian, receiver, trustee, or examiner for such Person or any portion of the Property; (e) such Person making an assignment for the benefit of creditors, or admitting, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due; or (f) such Person commencing (or have commenced against it) a proceeding for the dissolution or liquidation of it.
"Bankruptcy Code" means 11 U.S.C. § 101 et seq., as the same may be amended from time to time.
"Borrower Party" means, individually and collectively, Borrower, Required SPE Entity (if any), Guarantor, Mezzanine Borrower, Mezzanine Borrower Required SPE Entity (if any), any Affiliated Manager, any Affiliate of any of the foregoing, and any officers, directors, employees, or agents of any of the foregoing.
"Business Day" means any day other than a Saturday, Sunday or any other day on which national banks in New York, New York, are not open for business.
"Capital Expenditures" means, for any period, the amount expended for items required under Approved Accounting Method to be capitalized.
"Cash Management Account" means the deposit account established pursuant to the Cash Management Agreement.
"Cash Management Agreement" means that certain Cash Management Agreement dated as of the date hereof by and among Cash Management Bank, Borrower and Administrative Agent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time (or any other agreement among Borrower, Administrative Agent, and any other Cash Management Bank as may be applicable from time to time).
"Cash Management Bank" means, initially, Wells Fargo Bank, National Association, or such other bank or banks selected by Administrative Agent to maintain the Cash Management Account (or any Reserve Accounts to the extent they are not subaccounts of the Cash Management Account).
"Cash Management Event" means the existence of any of the following: (a) the existence of an Event of Default; (b) the Debt Service Coverage Ratio being less than 1.15:1.00 at any time (until the Debt Service Coverage Ratio is at least 1.25:1.00 for two (2) consecutive quarters); (c) the Debt Yield being less than (i) six and 00/100 percent (6.00%) at any time from the Closing Date up to (but not including) the Payment Date in September, 2019, (until the Debt Yield is at least six and 50/100 percent (6.50%) for two (2) consecutive quarters) (ii) seven and 00/100 percent (7.00%) at any time from the Payment Date in September, 2019 up to (but not including) the Payment Date in September, 2020 (until the Debt Yield is at least seven and 50/100 percent (7.50%) for two (2) consecutive quarters), and (iii) eight and 00/100 percent (8.00%) at any time from and after the Payment Date in September, 2020 (until the Debt Yield is at least eight and 50/100 percent (8.50%) for two (2) consecutive quarters); (provided, that in the event of a failure of Borrower to deliver the information and documentation required under Section 5.1.6 by the required delivery date hereunder, at Administrative Agent's option the Debt Service Coverage Ratio and Debt Yield will be presumed to be less than the levels required above unless and until such information and documentation are provided to Administrative Agent and demonstrate otherwise); or (d) the occurrence of a Mezzanine Loan Event of Default (until the receipt by Administrative Agent of a Mezzanine Loan Event of Default Revocation
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Notice); (e) the occurrence of a Cash Sweep Tenant Event (until the Cash Sweep Tenant that was the subject of the Cash Sweep Tenant Event has vacated its demised premises at the Property); or (f) the occurrence of a Key Tenant Reduction Event (until the occurrence of a Key Tenant Reduction Event Cure).
"Cash Sweep Lease" means any Lease pursuant to which the tenant thereunder has a right or option to terminate such Lease prior to its scheduled expiration date (other than a right to terminate for a default by the landlord or a casualty or condemnation).
"Cash Sweep Tenant" means any tenant under a Cash Sweep Lease.
"Cash Sweep Tenant Event" means the date on which a Cash Sweep Tenant gives written notice of its intent to terminate its Cash Sweep Lease pursuant to a right or option thereunder (other than a right to terminate for a default by the landlord or a casualty or condemnation).
"Certificate of Authority" means a certificate delivered to Administrative Agent by Borrower that is signed by an authorized senior officer of Borrower or of the entity that Controls Borrower, as applicable, in the form attached hereto as Exhibit B-2.
"Change in Law" means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty; (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority; or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith, and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a "Change in Law", regardless of the date enacted, adopted or issued.
"Change Order" means any amendment, supplement or other modification in any respect to any Project Documents.
"Clearing Account" means the deposit account established pursuant to the Clearing Account Agreement.
"Clearing Account Agreement" means that certain Deposit Account Control Agreement dated as of the date hereof by and among Clearing Bank, Borrower, Manager and Administrative Agent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.
"Clearing Bank" means Wells Fargo Bank, National Association or any successor or permitted assigns thereof permitted hereunder.
"Closing Certificate" means that certain Closing Certificate executed by Borrower as of the date hereof.
"Closing Date" means the date of this Agreement.
"Closing Date Debt Yield" means 6.0%.
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"Code" means the Internal Revenue Code of 1986, as amended, as it may be further amended from time to time, and any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.
"Commitment Percentage" means (a) with respect to the initial Additional Advance Lender party to this Agreement, 100%, and (b) from and after any assignment by any Additional Advance Lender of its obligation to make Additional Advances, (i) with respect to any assignee of such obligation, the percentage of such obligation so assigned to such transferee as indicated in the applicable assignment agreement by which such assignee acquires its interest in the Loan, and (ii) with respect to any such assigning Additional Advance Lender, the percentage of such obligation so retained by such Additional Advance Lender.
"Complete" (and the lower-case version thereof) means, with respect to any of the work constituting the Project, that (a) such work is substantially completed in accordance with the Administrative Agent-approved Plans and Specifications, the Project Documents, the Loan Documents, and all Legal Requirements, subject only to the completion of minor punch-list items that do not limit the use or occupancy of any portion of the Property for its intended purposes, (b) if required by Legal Requirements, a final certificate of occupancy (or similar) has been obtained evidencing that full use of the Property for its intended purposes has been authorized by all applicable Governmental Authorities, (c) the Property is open for business, (d) subject to any contest rights contained herein, the Property is free of all mechanics', materialmen's, and other similar liens (or such liens have otherwise been bonded over to Administrative Agent's satisfaction), and (e) Administrative Agent has received copies of all warranties from suppliers covering materials, equipment and appliances included within the applicable component of the work. The terms "Completed" and "Completion" (and lower-case versions thereof) shall have the same meaning when used in the Loan Documents.
"Concourse Renovation Work" means the ongoing work and repairs to the concourse for which Borrower is receiving a credit from the seller of the Property at closing.
"Condominium Certification" means that certain Certification as to Condominium Documents executed by Matt McGraner, as the Authorized Signatory of the Association, to Administrative Agent as of the date hereof.
"Condominium Declaration" means that certain Master Condominium Declaration for Uptown at Cityplace Condominium made and established on November 1, 2016 by Uptown Cityplace, LLC, a Delaware limited liability company, as Declarant, and recorded as Instrument No. 201600308343 in the real property records of Dallas County, Texas, as affected by the Partial Assignment of Declarant's Rights.
"Condominium Expenses" means fees and assessments under the Condominium Documents.
"Condominium Regime" means the condominium regime governed by the Condominium Documents.
"Condominium Unit" means a "Unit" as such term is defined in the Condominium Declaration.
"Construction Contract" means each Design Professional Agreement, the General Contractor Agreement, and each Trade Contract, in each case, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time in accordance with the terms and conditions of this Agreement.
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"Control" means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise. "Controlled" and "Controlling" shall have correlative meanings.
"CP Land Owner" means CP Land Owner, LLC, a Delaware limited liability company.
"CP Tower Owner" means CP Tower Owner, LLC, a Delaware limited liability company.
"Dean Foods" means Dean Foods Company, together with its permitted successors and/or assigns.
"Debt" means the Outstanding Principal Balance, together with all interest accrued and unpaid thereon, the Exit Fee, the Minimum Multiple, and all other sums due from Borrower under the Loan Documents.
"Debt Service" means, with respect to any particular period of time, scheduled principal and/or interest payments due under this Agreement.
"Debt Service Coverage Ratio" means a ratio as of the date of calculation in which:
(a)    the numerator is the UNOI; and
(b)    the denominator is the sum of (i) the projected aggregate Debt Service that would become due during the twelve (12) calendar month period immediately following the date of calculation, calculated assuming that (A) the Interest Rate will be the Interest Rate then in effect for the Interest Period in which such calculation occurs, and (B) the Outstanding Principal Balance remains the same during such 12-month period, plus (ii) the projected aggregate Mezzanine Loan Debt Service that would become due during the twelve (12) calendar month period immediately following the date of calculation, calculated assuming that (A) the Interest Rate (as defined in the Mezzanine Loan Agreement) will be the Interest Rate (as defined in the Mezzanine Loan Agreement) then in effect for the Interest Period in which such calculation occurs, and (B) the Mezzanine Loan Outstanding Principal Balance remains the same during such 12-month period.
"Debt Yield" means, as of any date of determination, the amount (expressed as a percentage) determined by dividing the UNOI by the sum of (a) the Outstanding Principal Balance, plus (b) the Mezzanine Loan Outstanding Principal Balance.
"Deemed Approval Requirements" means, with respect to any applicable matter for which Administrative Agent's approval is requested, that (a) no Event of Default shall have occurred and be continuing (either at the date of any notices specified below or as of the effective date of any deemed approval), (b) Borrower shall have sent Administrative Agent a written request for approval with respect to such matter in accordance with the applicable terms and conditions hereof, (c) Administrative Agent shall have failed to either approve or deny such request, or request any information and/or documentation relating to such request as may be required in order to approve or disapprove such matter within ten (10) Business Days of receipt of the foregoing initial notice (or within ten (10) Business Days of Administrative Agent's receipt of such requested information and/or documentation, whichever is later), (d) Borrower shall have submitted a second request for approval with respect to such matter in accordance with the applicable terms and conditions hereof, which second notice shall have been marked in bold lettering with the following language:  "ADMINISTRATIVE AGENT'S RESPONSE IS REQUIRED WITHIN FIVE (5) BUSINESS DAYS OF RECEIPT OF THIS NOTICE PURSUANT TO THE TERMS OF THE LOAN AGREEMENT BETWEEN THE
LOAN AGREEMENT – Page 12

UNDERSIGNED AND ADMINISTRATIVE AGENT. ADMINISTRATIVE AGENT'S FAILURE TO RESPOND TO THIS NOTICE WITHIN SUCH FIVE (5) BUSINESS DAY PERIOD MAY RESULT IN ADMINISTRATIVE AGENT'S APPROVAL OF THE MATTERS DISCUSSED HEREIN BEING DEEMED GRANTED PURSUANT TO THE LOAN AGREEMENT" and the envelope containing such second notice shall have been marked "PRIORITY" in bold letters, (e) Administrative Agent has not requested additional information and/or documentation that has not been received by Administrative Agent, and (f) Administrative Agent shall have failed to respond to such second notice with a disapproval or request for additional information and/or documentation within such five (5) Business Day period.  For purposes of clarification, Administrative Agent requesting additional and/or clarified information, in addition to approving or denying any request (in whole or in part), shall be deemed a response by Administrative Agent for purposes of the foregoing.
"Default" means the occurrence of any event hereunder or under any other Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.
"Default Rate" means a rate per annum equal to five hundred (500) basis points (i.e., 5%) above the Interest Rate that would otherwise be in effect.
"Design Professional" means any architect, engineer, and/or other design professions engaged by (or on behalf of) Borrower with respect to the design and/or engineering of the Project.
"Design Professional Agreement" means any agreement between Borrower and any Design Professional, each as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time in accordance with the terms and conditions of this Agreement.
"Design Professional Consent" means a consent agreement in form and content reasonably acceptable to Administrative Agent executed by any applicable Design Professional with respect to the related Design Professional Agreement.
"Designated Person" means any Person (a) named on the Specially Designated Nationals And Blocked Persons List maintained by the Office of Foreign Assets Control ("OFAC") (see https://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx) or its replacement, (b) named on the Consolidated Sanctions List maintained by OFAC (see https://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/consolidated.aspx) or its replacement, (c) named in the regulations adopted under the Special Economic Measures Act (Canada) (see http://laws-lois.justice.gc.ca/eng/acts/S-14.5/index.html) or its replacement, (d) named on any other list of terrorists, terrorist organizations, narcotics traffickers or other sanctioned Persons maintained by OFAC, or on any similar lists maintained by any other Governmental Authority, (e) that is a senior foreign political figure (defined as a senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation, and includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure), or any immediate family member (including parents, siblings, spouse, children and in-laws) or close associate (meaning a Person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial U.S. and non-U.S. financial transactions on behalf of the senior foreign political figure) of a senior foreign political figure, (f) with whom transacting business (whether directly or indirectly, or with any entity in which such Person owns a direct or indirect ownership interest) is or would be prohibited by any Legal Requirement, (g) that has
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been previously indicted for or convicted of, or is currently indicted for, any felony involving a crime or crimes of moral turpitude or for any violation of any Legal Requirements relating to terrorism, trade restrictions, narcotics trafficking, money laundering, or criminal organizations, or is currently under investigation by any Governmental Authority for alleged criminal activity; or (h) owned or Controlled by, or acting for or on behalf of, any such Person listed in clauses (a) through (g) above.
"Designated Jurisdiction" means any country or territory (a) which is designated as high risk or monitored jurisdictions by the Financial Action Task Force on Money Laundering (see: http://www.fatf-gafi.org/countries/#high-risk), (b) that has been designated by the U.S. Secretary of the Treasury under Section 311 of the USA PATRIOT Act as of primary money laundering concern (see https://www.fincen.gov/resources/statutes-and-regulations/311-special-measures), (c) has been designated as noncooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization of which the United States is a member, if the United States has concurred in such designation, (c) is subject to trade or economic sanctions administered and/or enforced by OFAC (see https://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx) or otherwise pursuant to Economic Sanctions and Anti-Money Laundering Laws, or (d) for which Canadian Sanctions are in place (see http://www.international.gc.ca/sanctions/countries-pays/index.aspx?lang=eng).
"EEA Financial Institution" means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
"EEA Member Country" means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
"EEA Resolution Authority" means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
"Elevator Modernization and Interiors Work" means the "Elevator Modernization" and "Elevator Interiors" described on the "Immediate Repairs" page to the Project Budget.
"Eligibility Requirements" means, with respect to any Person, that such Person (a) has total assets (in name or under management) in excess of $600,000,000 and capital/statutory surplus or shareholder's equity of $250,000,000 (but, for the avoidance of doubt, an advisory firm, Permitted Fund Manager, or similar fiduciary need not satisfy such total assets and capital/statutory surplus or shareholder's equity requirements); and (ii) is regularly engaged in the business of making or owning (or, in the case of a fund advisor or manager, advising or managing with respect to a fund that is regularly engaged in the business of making or owning) commercial real estate loans (including mezzanine loans with respect to commercial real estate), originating preferred equity investments or owning or operating commercial properties.
"Environmental Indemnity" means that certain Environmental Indemnity Agreement dated as of the date hereof, executed by Borrower and Guarantor in connection with the Loan for the benefit of Administrative Agent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.
"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.
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"EU Bail-In Legislation Schedule" means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
"Excess Disbursement" means, with respect to any applicable Payment Date, the amount received by Borrower pursuant to Sections 3.1(f) and (h) hereof (if any) on or about the Payment Date that is two (2) months prior to such Payment Date (i.e., for a Payment Date in June, the relevant Payment Date is the one occurring in April), less the amount thereof actually spent on the Operating Expenses (or other applicable expenditures) for which such disbursement was made.
"Exchange Act" means the Securities Exchange Act of 1934, as amended.
"Exit Fee" means an amount equal to (a) the Exit Fee Mortgage Share multiplied by (b) the Exit Fee (Aggregate).
"Exit Fee (Aggregate)" shall be calculated on an aggregate basis for the Loan and the Mezzanine Loan and shall be equal to (a) in the case of a partial payment of the Loan and/or the Mezzanine Loan (without implying that Borrower has a right to partially prepay the Loan other than as expressly provided in this Agreement), the Exit Fee Percentage multiplied by the sum of (i) the amount of the Loan being prepaid, plus (ii) the amount of the Mezzanine Loan being prepaid, and (b) in the case of payment of the Loan in full or in the event of the acceleration of the Loan in connection with an Event of Default, the sum of (i) the Exit Fee Percentage multiplied by the sum of (A) the Loan Amount, plus (B) the Mezzanine Loan Amount, less (ii) all amounts previously paid under clause (a) under this Agreement and the Mezzanine Loan Agreement.
"Exit Fee Mortgage Share" means the quotient obtained by dividing (a) the Loan Amount (Note B) by (b) the sum of (i) the Loan Amount (Note B), plus (ii) the Mezzanine Loan Amount.
"Exit Fee Percentage" means twenty-five hundredths percent (0.25%).
"Extension Conditions" means each of the following: (a) Borrower shall have given at least thirty (30) days' prior written notice to Administrative Agent of its intention to extend the Maturity Date; (b) no Event of Default shall exist as of the applicable Maturity Date; (c) the Debt Yield (after giving effect to any voluntary prepayment made in compliance with this Agreement) shall be at least (i) with respect to the first extension of the Maturity Date permitted hereunder, nine and 00/100 percent (9.00%) as of the applicable Maturity Date, and (ii) with respect to the second extension of the Maturity Date, permitted hereunder, ten and 00/100 percent (10.00%) as of the applicable Maturity Date; (d) intentionally omitted; (e) Borrower shall have paid to Administrative Agent a fee in the amount of 0.25% of the Outstanding Principal Balance (including the amount of any Additional Advance funded by Administrative Agent on such Maturity Date and any Additional Advance that Borrower remains eligible to receive pursuant to this Agreement), for each extension and shall have paid or reimbursed all of Administrative Agent's outstanding fees and expenses; (f) Borrower shall have obtained (and collaterally assigned to Administrative Agent pursuant to such documents as Administrative Agent may require) an interest rate cap complying with the requirements of Section 5.1.4 hereof, expiring no earlier than the extended Maturity Date, capping the applicable Index at the applicable Strike Rate, and has a notional principal amount not less than the Outstanding Principal Balance; (g) Mezzanine Borrower shall have extended the Maturity Date (as defined in the Mezzanine Loan Agreement) of the Mezzanine Loan to a date not sooner than the extended Maturity Date hereunder (including that all conditions precedent to such extension shall have been satisfied by Mezzanine Borrower or waived in writing by Mezzanine Loan Administrative Agent); and (h) Guarantor shall then exist and be in good standing under the laws of the State of its
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formation, and its governing documents shall not contain provisions requiring the termination of its existence prior to the date that is five (5) years following the extended Maturity Date.
"Extraordinary Lease Payments" means, collectively, (a) payments made in connection with any rejection, termination or cancellation of any Lease (including in any bankruptcy case), Lease buy-out, and surrender payments from tenants or any holdover rents or use and occupancy fees from tenants or former tenants, or reimbursements for tenant improvements and leasing commissions, (b) all sums paid with respect to a modification of any Lease or otherwise paid in connection with Borrower taking any action under any Lease (e.g., granting a consent) or waiving any provision thereof, and (c) all sums paid by a tenant to reimburse Borrower for capital expenditures made with respect to the Property.
"FATCA" means (a) Sections 1471 through 1474 of the Code, in effect as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to the foregoing, and (b) any similar law adopted by any non-U.S. Governmental Authority pursuant to an intergovernmental agreement between such non-U.S. jurisdiction and the United States.
"Fire Alarm Upgrades" means the "Fire Alarm Upgrade" described on the "Immediate Repairs" page to the Project Budget.
"Fitch" means Fitch, Inc.
"Force Majeure" means any event, circumstance or condition beyond the reasonable control of Borrower, including strikes, labor disputes, acts of God, the elements, governmental restrictions, regulations or controls, enemy action, civil commotion, fire, casualty, accidents, mechanical breakdowns or shortages of, or inability to obtain, labor, utilities or materials, or which causes delay; provided, however, that (a) neither any lack of funds (unless due to Administrative Agent, Lender or Servicer non-compliance with this Agreement) nor any illiquidity or disruption affecting capital markets or other general economic conditions, shall be deemed to be a condition beyond the control of Borrower; (b) Borrower promptly notifies Administrative Agent of the existence of such event, circumstance or condition after Borrower becomes aware that such event, circumstance or condition constitutes Force Majeure (but in no event more than ten (10) days after Borrower becomes aware of the same); and (c) the delay that could result from such Force Majeure shall not cause or result in a default or violation by Borrower under any material contracts or licenses and permits affecting the Property or under any applicable Legal Requirements.
"Future Development Unit" means the "Future Development Unit" as such term is defined in the Condominium Declaration.
"General Contractor" means a general contractor with a valid contractor's license in the State where the Property is located and that has been approved by Administrative Agent, which approval shall not be unreasonably withheld.
"General Contractor Agreement" means a guaranteed maximum price construction contract between Borrower and General Contractor for the completion of the Project in accordance with the Plans and Specifications, in the full amount of the Project Budget, in form and content reasonably acceptable to Administrative Agent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time in accordance with the terms and conditions of this Agreement.
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"General Contractor Consent" means a consent agreement in form and content reasonably acceptable to Administrative Agent executed by the General Contractor with respect to the General Contractor Agreement.
"Governmental Authority" means any court, board, agency, bureau, department, commission, office or other authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise), whether now or hereafter in existence.
"Guarantor" means, individually and collectively as the context may require, NexPoint SOF and HCRE Partners, together with their respective successors and permitted assigns.
"Guaranty" means individually and collectively as the context may require: (i) that certain Guaranty of Recourse Obligations dated as of the date hereof, from Guarantor to and for the benefit of Administrative Agent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time (the "Recourse Guaranty"); (ii) that certain Completion Guaranty dated as of the date hereof, from Guarantor to and for the benefit of Administrative Agent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time (the "Completion Guaranty"); and (iii) that certain Guaranty of Required Equity, Required Pay Down and Master Lease dated as of the date hereof, from Guarantor to and for the benefit of Administrative Agent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time (the "Required Equity Guaranty").
"Hard Costs" means, collectively, all costs and expenses set forth in the Project Budget which are denominated therein as "hard costs".
"HCRE Partners" means HCRE Partners, LLC, a Delaware limited liability company.
"Hotel Component" means the portion of the Tower Unit constituting floors 4 through 9 thereof, together with all access, entry and other rights appurtenant thereto.
"Hotel Improvements" means the improvements proposed to be made to the Hotel Component as are necessary or appropriate to convert the Hotel Component to a franchised hotel.
"Hotel Preconstruction Services" means pre-construction services provided in connection with the planning, design and/or franchising of the Hotel Component (including, without limitation, architect and design fees and franchise fees or deposits).
"Hotel Predevelopment Expenditures" means, individually and collectively as the context may require, costs and expenses incurred in connection with (a) the AON Lease Relocation or Replacement, (b) the Schmidt & Stacy Lease Relocation, and (c) Hotel Preconstruction Services, but specifically excluding any hard costs in connection with the construction of improvements related to the Hotel Component.
"Hudson Advisors" Hudson Advisors L.P., a Delaware limited liability company, together with its permitted successors and/or assigns.
"HVCRE Loan" means a loan classified as a "Highly Volatile Commercial Real Estate Loan" by the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) including, without limitation, the rules, guidelines and directives promulgated pursuant to Basel III.
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"Immediate Repairs" means the repairs and upgrades to the Property described on Schedule I hereto.
"Indebtedness" means for any Person, on a particular date, the sum (without duplication) at such date of (a) all indebtedness or liability of such Person (including amounts for borrowed money and indebtedness in the form of mezzanine debt and preferred equity); (b) obligations evidenced by bonds, debentures, notes, or other similar instruments; (c) obligations for the deferred purchase price of property or services (including trade obligations for which such Person is liable); (d) obligations under letters of credit; (e) obligations under acceptance facilities; (f) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds, to invest in any Person or entity, or otherwise to assure a creditor against loss; (g) obligations secured by any liens granted by such Person, whether or not the obligations have been assumed or are those of any other Person, and (h) without duplication of the foregoing, any contingent obligations of such Person (determined in accordance with the Approved Accounting Method).
"Indemnified Taxes" means (a) Taxes imposed on or with respect to any payment made by or on account of any obligation of Borrower under any Loan Document, and (b) to the extent not otherwise described in clause (a), Other Taxes; provided, however, Indemnified Taxes shall not include any of the following Taxes imposed on or with respect to a Lender or required to be withheld or deducted from a payment to a Lender: (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (A) imposed as a result of such Lender being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof), or (B) that are Other Connection Taxes; (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan pursuant to a law in effect on the date on which (A) such Lender acquires such interest in the Loan, or (B) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.3.6(a), amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office; (iii) Taxes attributable to such Lender's failure to comply with Section 2.3.6(b); and (iv) any U.S. federal withholding Taxes imposed under FATCA.
"Independent Accountant" means a "Big Four" accounting firm or another accounting firm of nationally recognized, certified public accountants which is selected by Borrower and acceptable to Administrative Agent and (a) does not have any direct financial interest or any material indirect financial interest in Borrower, Guarantor, or in any Affiliate thereof, (b) with respect to which the personnel dedicated to such matter is not connected with Borrower, Guarantor, or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, member, manager, creditor, director, supplier, customer, or person performing similar functions, and (c) with respect to which the personnel dedicated to such matter is not a member of the immediate family of a Person described in clause (a) or (b) above. Administrative Agent hereby acknowledges that KPMG is an approved accounting firm so long as such firm satisfies the foregoing clauses (a) through (c) and is in good standing with respect to any applicable licenses required in order to perform accountancy services.
"Index" means (a) while LIBOR is the index upon which the Interest Rate is determined, LIBOR, and (b) while LIBOR is not the index upon which the Interest Rate is determined, the Alternative Rate Index.
"Individual Component" means each of the Tower Unit and the Future Development Unit.
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"Interest Period" means, with respect to any Payment Date, the period commencing on and including the eighth (8th) day of the preceding calendar month and ending on and including the seventh (7th) day of the calendar month in which such Payment Date occurs.
"Interest Rate" means, for any Interest Period, the sum of (a) the Spread, plus (b) the LIBOR Interest Rate for such Interest Period (provided, however, that during any period in which an Alternative Rate Condition exists, "Interest Rate" means, for any Interest Period, the Alternative Rate for such Interest Period).
"Key Tenant" means each of Dean Foods, Hudson Advisors and Zix Corporation.
"Key Tenant Lease" means any Lease with a Key Tenant.
"Key Tenant Reduction Event" means the date on which (a) any Key Tenant enters into an agreement with Borrower (or otherwise exercises an option or right set forth in its Key Tenant Lease) to reduce the square footage of the demised premises under such Key Tenant Lease below the square footage constituting the demised premises under such Key Tenant Lease as of the Closing Date, and (b) Administrative Agent determines in good faith that the Extraordinary Lease Payment (if any) made by such Key Tenant in conjunction with such reduction of the demised premises and deposited into the TI/LC Reserve Account pursuant to Section 3.2(e) hereof is less than the product of (i) $55.00 and (ii) the positive difference between (A) the total square footage of the demised premises under such Key Tenant Lease as of the Closing Date and (B) the total square footage of the demised premises under such Key Tenant Lease following said reduction.
"Key Tenant Reduction Event Cure" means, following the occurrence of one or more Key Tenant Reduction Events, that the aggregate sum of (a) the portion of the Extraordinary Lease Payments paid by the applicable Key Tenant(s) that remains on deposit in the TI/LC Reserve Account, plus (b) the remaining funds in Key Tenant Reserve Account, is equal to or greater than the product of (i) $55.00 and (ii) the positive difference between (A) the total square footage of the demised premises as of the Closing Date under all such applicable Key Tenant Lease(s) that are the subject of a Key Tenant Reduction Event, and (B) the total square footage of the demised premises under all such Key Tenant Lease(s) following the applicable Key Tenant Reduction Event(s).
"Lease" means any lease, sublease or sub-sublease, letting, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in the Property, and (a) every modification, amendment or other agreement relating to such lease, sublease, sub-sublease, or other agreement entered into in connection with such lease, sublease, sub-sublease, or other agreement and (b) every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.
"Lease Requirements" means the criteria for Leases described on Schedule IV attached hereto.
"Leasing Expenditures" means actual out-of-pocket expenses incurred by Borrower and payable to third parties in connection with the completion of tenant improvements required to be made pursuant to, and/or tenant improvement allowances required to be paid pursuant to, Leases entered into in accordance with the Loan Documents, and for leasing commissions payable in connection with Leases entered into in accordance with the Loan Documents, which expenses (a) are (i) specifically approved by Administrative Agent in connection with approving the applicable Lease, or (ii) incurred in the ordinary course of business and on market terms and
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conditions in connection with Leases which do not require Administrative Agent's approval under the Loan Documents (but in no event in excess of the amounts set forth in the Lease Requirements and excluding any expenses paid to Affiliates of Borrower or Guarantor (other than expenses paid to any Affiliate of Borrower or Guarantor in accordance with the terms of the Management Agreement), or (iii) otherwise approved by Administrative Agent, and (b) are substantiated by executed Lease documents or other documentary support reasonably acceptable to Administrative Agent.
"Legal Requirements" means all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, building codes, land laws, judgments, decrees and injunctions of Governmental Authorities affecting the Loan, any Secondary Market Transaction with respect to the Loan, Borrower, Guarantor and/or the Property or any part thereof, or the construction, use, alteration or operation thereof, or any part thereof, whether now or hereafter enacted and in force, including the Securities Act, the Exchange Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act (or any statute replacing or amending the same), the Americans with Disabilities Act of 1990, all laws, regulations, and executive orders relating to terrorism, economic or financial sanctions or trade embargoes or restrictions, narcotics trafficking, money laundering, criminal organizations, bribery, or corruption, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting Borrower, Guarantor, the Property or any part thereof, including any which may (a) require repairs, modifications or alterations in or to the Property or any part thereof, or (b) in any way limit the use and enjoyment thereof.
"Lender" or, collectively, "Lenders" means the Lender(s) initially party to this Agreement and each and every successor or assign of such Lender(s) that becomes a Lender hereunder.
"Letter of Credit" means an irrevocable, unconditional, freely transferable (without cost to Administrative Agent), clean sight draft letter of credit that (a) names a Person other than Borrower as the account party, (b) either does not expire sooner than, or can be renewed for successive one (1) year periods ending not sooner than, thirty (30) days after the then-applicable scheduled Maturity Date (or such earlier date as is thirty (30) days after such Letter of Credit is no longer required pursuant to the terms of this Agreement), (c) entitles Administrative Agent to draw thereon in San Francisco, California, or New York, New York, based solely on a statement purportedly executed by an officer of Administrative Agent stating that it has the right to draw thereon, (d) is issued by a domestic bank (or the U.S. agency or branch of a foreign bank that has a minimum long term unsecured debt rating of at least "A" by S&P or "A2" by Moody's (or if there are no domestic banks or U.S. agencies or branches of a foreign bank then issuing letters of credit, then such letter of credit may be issued by a domestic bank, the long term unsecured debt rating of which is single "A" or better (or an equivalent rating) then given by at least one Rating Agency to a domestic commercial bank), in any event having an office in San Francisco, California, or New York, New York, where presentation may be made by Administrative Agent, and (e) is otherwise in form and substance acceptable to Administrative Agent. If at any time the bank issuing any such Letter of Credit shall cease to satisfy the above-described criteria, or if Borrower fails to cause such Letter of Credit to be renewed or replaced no later than thirty (30) days prior to any stated expiration thereof, then, Administrative Agent shall have the immediate right, to draw down the same in full (or in part) and hold the proceeds of such draw as collateral for the Debt in a Reserve Account.
"LIBOR" means, with respect to each Interest Period, the higher of (a) two hundred (200) basis points (i.e., 2.00%), and (b) the rate determined by Administrative Agent to be the per annum rate for deposits in U.S. Dollars for a period of thirty (30) days which appears on Reuters Screen LIBOR01 Page (or the successor thereto) as the London Interbank Offering Rate as of 11:00 a.m., London time, on the date that is two (2) Business Days (on which commercial banks
LOAN AGREEMENT – Page 20

in London, England, are open for business) prior to the day on which such Interest Period commences (rounded upwards, if necessary, to the nearest 1/1,000th of 1%); provided, however, if such rate does not appear on said Reuters Screen LIBOR01 Page (or the successor thereto), Administrative Agent shall use the arithmetic mean (rounded as aforesaid) of the offered quotations of rates obtained by Administrative Agent from four (4) major banks in the London interbank market selected by Administrative Agent for deposits in U.S. Dollars for a period of thirty (30) days to prime banks in the London interbank market as of approximately 11:00 a.m., London time, on the above-described determination date and in an amount that is representative for a single transaction in the relevant market at the relevant time; or if fewer than two (2) such banks provide Administrative Agent with such quotations, Administrative Agent shall use the rate per annum which Administrative Agent determines to be the arithmetic mean (rounded as aforesaid) of the offered quotations of rates which major banks in New York, New York selected by Administrative Agent are quoting at approximately 11:00 a.m., New York City time, on the above-described determination date for loans in U.S. Dollars to leading European banks for a period of thirty (30) days in amounts of not less than U.S. $1,000,000.00. Administrative Agent's determination of LIBOR shall be binding and conclusive on Borrower absent manifest error. LIBOR may or may not be the lowest rate based upon the market for U.S. Dollar deposits in the London Interbank Eurodollar Market at which Administrative Agent prices loans on the date which LIBOR is determined by Administrative Agent as set forth above. Upon not less than thirty (30) days prior written notice to Borrower, Administrative Agent may elect to use a different reference source for determining LIBOR (which source shall remain in effect until Administrative Agent notifies Borrower otherwise).
"LIBOR Interest Rate" means with respect to each Interest Period, the quotient of (a) LIBOR applicable to such Interest Period, divided by (b) a percentage equal to 100% minus the Reserve Requirement (if any) applicable to such Interest Period.
"Loan Amount" means $153,683,400.00.
"Loan Amount (Note B)" means $27,584,200.00.
"Loan Documents" means, collectively, this Agreement, the Note, the Security Instrument, the Assignment of Leases, the Guaranty, the Environmental Indemnity, the Assignment of Management Agreement, the Cash Management Agreement, the Clearing Account Agreement, the Condominium Certification, the Master Lease, each acknowledgment of an assignment of any Interest Rate Cap Agreement, and all other certificates, documents, agreements or instruments now or hereafter executed and/or delivered in connection with the Loan (as each may be amended, modified, extended, consolidated or supplemented from time to time).
"Loss" or "Losses" means, with respect to any Person, all liabilities, obligations, losses, damages, fines, penalties, actions, proceedings, judgments, suits, claims, debts, costs, expenses, charges, fees, awards, amounts paid in settlement, demands, and disbursements of any kind or nature whatsoever (including attorneys' fees) of or suffered or incurred by such Person in connection with or relating to the Loan, the Property, or any other collateral for the Loan (but not including (a) special, speculative, exemplary, or punitive damages, or (b) consequential damages in the nature of alleged "lost profits" or "lost opportunities", or (c) unrealized loss in the nature of diminution in value of the Property (for clarity, if Administrative Agent, any Lender or any nominee thereof acquires title to the Property via foreclosure, its winning bid at such foreclosure sale shall not form a basis for realizing a loss for diminution in value of the Property), in each case with respect to the foregoing clauses (a), (b), and (c) except to the extent that a party seeking indemnification of such amount has paid or is required to pay such measure of damages other than as a result of (and to the extent of) its own gross negligence willful misconduct or fraud).
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"Major Lease" means any Lease or Leases with respect to the Property, (a) in which a Person together with one or more of its Affiliates, is leasing in the aggregate, in excess of 54,000 square feet (inclusive of expansion options), (b) has a term of ten (10) years or longer (inclusive of extension options), (c) which (together with any Lease to one or more of such tenant's Affiliates) constitutes more than five percent (5.0%) of the total annual Revenues of the Property, or (d) with respect to which the tenant is an Affiliate of Borrower or Guarantor.
"Management Agreement" means that certain Property Management Agreement between CP Tower Owner and Manager, or such other property management agreement between Borrower and a Manager as may be approved from time to time by Administrative Agent.
"Manager" means Nexbank Securities, Inc., a Delaware corporation, d/b/a Nexbank Realty Advisors, or, if the context requires, a property manager approved by Administrative Agent in accordance with the terms and provisions of this Agreement.
"Master Lease" means that certain Lease Agreement dated of even date herewith between Borrower and Guarantor with respect to the Property.
"Material Adverse Effect" means a material adverse effect on (a) the Property or the value or use thereof, (b) the business, profits, management, operations or condition (financial or otherwise) of Borrower, Required SPE Entity, Guarantor, or the Property, taken as a whole, (c) the enforceability, validity, perfection or priority of the lien of the Security Instrument or the other Loan Documents, or (d) the ability of any party to the Loan Documents to perform its obligations under the Loan Documents to which it is a party.
"Maturity Date" means (a) the Scheduled Maturity Date, (b) if the applicable Extension Conditions have been satisfied as of the Scheduled Maturity Date, the Payment Date in September, 2022, (c) if the applicable Extension Conditions have been satisfied as of the Maturity Date described in the foregoing clause, the Payment Date in September, 2023, or (d) the date on which the Debt has been accelerated as herein provided.
"Maximum Additional Advance Amount" means the sum of Twenty-Three Million Eight Hundred Eighty-Six Thousand and 00/100ths Dollars ($23,886,000.00).
"Mezzanine Borrower" means the Borrower as defined in the Mezzanine Loan Agreement.
"Mezzanine Borrower Required SPE Entity" means the Required SPE Entity defined in the Mezzanine Loan Agreement.
"Mezzanine Lender" means the Lender as defined in the Mezzanine Loan Agreement.
"Mezzanine Loan" means the Loan as defined in the Mezzanine Loan Agreement.
"Mezzanine Loan Additional Advance" means an Additional Advance under and as defined in the Mezzanine Loan Agreement.
"Mezzanine Loan Administrative Agent" means the Administrative Agent as defined in the Mezzanine Loan Agreement.
"Mezzanine Loan Agreement" means that certain Mezzanine Loan Agreement, dated as of the date hereof, by and between Mezzanine Borrower, Mezzanine Loan Administrative Agent, and Mezzanine Lender, as the same may be amended, modified and/or supplemented from time to time.
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"Mezzanine Loan Amount" means the Loan Amount as defined in the Mezzanine Loan Agreement.
"Mezzanine Loan Debt Service" means, with respect to any particular period of time, scheduled principal and/or interest payments due under the Mezzanine Loan Agreement.
"Mezzanine Loan Documents" means all documents evidencing and/or securing the Mezzanine Loan and all documents executed and/or delivered in connection therewith, as the same may be amended, modified and/or supplemented from time to time.
"Mezzanine Loan Event of Default" means an Event of Default under and as defined in the Mezzanine Loan Documents.
"Mezzanine Loan Event of Default Revocation Notice" means a written notice from Mezzanine Loan Administrative Agent, with respect to the Mezzanine Loan (upon which Administrative Agent may conclusively rely without any inquiry into the validity thereof) that a Mezzanine Loan Event of Default of which Administrative Agent was previously notified no longer exists.
"Mezzanine Loan Monthly Debt Service Notice Letter" means a written notice delivered by Mezzanine Loan Administrative Agent (or by Borrower if Mezzanine Loan Administrative Agent fails to do so) setting forth (a) the Mezzanine Loan Monthly Payment Amount payable by Mezzanine Borrower on the first Payment Date occurring after the date such notice is delivered, and (b) the account to which Mezzanine Loan Administrative Agent requires funds to be sent and wiring instructions for such payment (upon which letter Administrative Agent may conclusively rely without any inquiry into the validity thereof).
"Mezzanine Loan Monthly Payment Amount" means, for each Payment Date, an amount equal to the amount of interest (at the non-default rate) and principal (as applicable) which is due on the Mezzanine Loan under the Mezzanine Loan Documents for the Interest Period immediately preceding such Payment Date.
"Mezzanine Loan Outstanding Principal Balance" means, as of any date, the outstanding principal balance of the Mezzanine Loan.
"Minimum Multiple Amount" shall be calculated in the aggregate for the Loan and the Mezzanine Loan and shall equal $7,447,000.00
"Monthly Payment Amount" means, as of any Payment Date, (a) all accrued and unpaid interest that has accrued on the Outstanding Principal Balance at the Interest Rate for the Interest Period in effect as of the day immediately preceding such Payment Date, plus (b) for each Payment Date from and after the Payment Date in October, 2021, but excluding any Payment Date for which the applicable Amortization Waiver Condition has been satisfied for the period covering such Payment Date, a principal sum of ONE HUNDRED NINETY-TWO THOUSAND NINETY-ONE AND00/100 DOLLARS ($192,091.00); provided, however, if (y) as of the Payment Date in September, 2021, the Debt Yield exceeds 10.00%, the Monthly Payment Amount for the Payment Date in October, 2021 through and including the Payment Date in September, 2022 (unless such Payment Date in September, 2022 is also the Maturity Date, in which case the entire Debt shall be due and payable) shall be interest-only (and shall exclude any principal sum) and (z) as of the Payment Date in September, 2022, the Debt Yield exceeds 10.50%, the Monthly Payment Amount for the Payment Date in October, 2022 up to, but not including, the Payment Date in September, 2023 shall be interest-only (and shall exclude any principal sum) (each of sub-item (y) and (z) above shall be referred to herein as an "Amortization Waiver Condition").
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"Moody's" means Moody's Investors Service, Inc.
"National Securities" means National Securities Corporation.
"Net Proceeds" means (a) with respect to the occurrence of a Casualty, the net amount of all insurance proceeds payable under the Required Policies as a result of the applicable damage or destruction, after deduction of Administrative Agent's and Lender's costs and expenses (including, but not limited to, reasonable legal fees), if any, in collecting same (but not including the proceeds of any business interruption insurance), and (b) with respect to the occurrence of a Condemnation, the net amount of any payments received from the applicable Governmental Authority on account of such Condemnation, or in any transaction or proceeding in lieu thereof, after deduction of Borrower's, Lender's and Administrative Agent's costs and expenses (including reasonable legal fees and costs), if any, in collecting same.
"Net Proceeds Threshold" means the sum of Three Million One Hundred Fifty-Two Thousand Four Hundred Eighty and No/100ths Dollars ($3,152,480.00).
"NexPoint Advisors" means NexPoint Advisors, L.P., a Delaware limited partnership.
"NexPoint SOF" means NexPoint Strategic Opportunities Fund, a Delaware statutory trust.
"Note" or "Notes" means each Promissory Note (however denominated) executed by Borrower in favor of a Lender in connection with the Loan, individually or collectively, as the context may require.
"Note A" means, individually and collectively, each of Note A-1, Note A-1F, Note A-2 and Note A-2F.
"Note A-1" means that certain Promissory Note A-1 of even date herewith made by Borrower to the Lender identified therein, as the same may be amended, restated, replaced, supplemented, extended or otherwise modified from time to time.
"Note A-1F" means that certain Promissory Note A-1F of even date herewith made by Borrower to the Lender identified therein, as the same may be amended, restated, replaced, supplemented, extended or otherwise modified from time to time.
"Note A-2" means that certain Promissory Note A-2 of even date herewith made by Borrower to the Lender identified therein, as the same may be amended, restated, replaced, supplemented, extended or otherwise modified from time to time.
"Note A-2F" means that certain Promissory Note A-2F of even date herewith made by Borrower to the Lender identified therein, as the same may be amended, restated, replaced, supplemented, extended or otherwise modified from time to time.
"Note B" means, individually and collectively, each of Note B-1, Note B-1F, Note B-2 and Note B-2F.
"Note B-1" means that certain Promissory Note B-1 of even date herewith made by Borrower to the Lender identified therein, as the same may be amended, restated, replaced, supplemented, extended or otherwise modified from time to time.
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"Note B-1F" means that certain Promissory Note B-1F of even date herewith made by Borrower to the Lender identified therein, as the same may be amended, restated, replaced, supplemented, extended or otherwise modified from time to time.
"Note B-2" means that certain Promissory Note B-2 of even date herewith made by Borrower to the Lender identified therein, as the same may be amended, restated, replaced, supplemented, extended or otherwise modified from time to time.
"Note B-2F" means that certain Promissory Note B-2F of even date herewith made by Borrower to the Lender identified therein, as the same may be amended, restated, replaced, supplemented, extended or otherwise modified from time to time.
"Obligations" means, collectively, Borrower's obligations for the payment of the Debt and the performance of all obligations of Borrower contained in the Loan Documents.
"Officer's Certificate" means a certificate delivered to Administrative Agent by Borrower that is signed by an authorized senior officer of Borrower or of the entity that Controls Borrower, as applicable, in the form attached hereto as Exhibit B-1.
"Operating Expenses" means, for any period, the total of all expenditures, computed in accordance with the Approved Accounting Method, of whatever kind during such period relating to the operation, maintenance and/or management of the Property that are incurred on a regular monthly or other periodic basis (including utilities, ordinary repairs and maintenance, insurance, license fees, property taxes and assessments, advertising expenses, management fees, payroll and related taxes, computer processing charges, operational equipment or other lease payments, and other similar costs), but excluding (a) non-cash charges such as depreciation and amortization, (b) Debt Service and Mezzanine Loan Debt Service, (c) Capital Expenditures, (d) tenant improvements and leasing commissions, (e) any amounts in the Reserve Accounts required under the Loan Documents, (f) costs of restoration following a Casualty or Condemnation, (g) any payment or expense for which Borrower or Mezzanine Borrower was or is to be reimbursed from proceeds of the Loan or the Mezzanine Loan (respectively), by insurance, or by any third party, and (h) federal, state or local income taxes.
"Other Connection Taxes" means, with respect to any Lender, Taxes imposed as a result of a present or former connection between such Lender and the jurisdiction imposing such Tax (other than connections arising from such Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
"Other Taxes" means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.
"Outstanding Principal Balance" means, as of any date, the outstanding principal balance of the Loan.
"PACE Loan" means any "property-assessed clean energy loan" or any other indebtedness (without regard to the name given to such indebtedness) which is (a) incurred for improvements to the Property for the purpose of increasing energy efficiency, increasing use of renewable energy sources, resource conservation, or a combination of the foregoing, and (b) repaid through multi-year assessments against such Property.
LOAN AGREEMENT – Page 25

"Partial Assignment of Declarant's Rights" means that certain Partial Assignment of Declarant's Rights dated November 1, 2016, made by and between Uptown CityPlace, LLC, a Delaware limited liability company, and Uptown TRS, LLC, a Delaware limited liability company and recorded as Instrument No. 201600308352 in the real property records of Dallas County, Texas.
"Payment Date" means the eighth (8th) day of each calendar month during the term of the Loan or, if such day is not a Business Day, the immediately preceding Business Day.
"Permitted Encumbrances" means (a) with respect to the Property, collectively (i) the liens and security interests created by the Loan Documents, (ii) all liens, encumbrances and other matters disclosed in the Title Insurance Policy, (iii) liens, if any, for Property Taxes imposed by any Governmental Authority not yet due or delinquent or which are being contested by Borrower in accordance with the terms and conditions of this Agreement (provided, however, in no event shall any lien or charge securing a PACE Loan be deemed a Permitted Encumbrance), (iv) such other title and survey exceptions as Administrative Agent has approved, (v) inchoate mechanics' and materialmens' liens, or actual mechanics' and materialmens' liens provided same are discharged or bonded within thirty (30) days of the filing thereof (but in any case prior to the date on which any foreclosure or other realization thereon is scheduled to occur if sooner than such 30-day period) or which are otherwise being contested by Borrower in accordance with the terms and conditions of this Agreement, (vi) the Leases entered into prior to the date hereof or after the date hereof in accordance with the terms and conditions hereof, and (vii) equipment leases for equipment used at the Property so long as the same are secured, if at all, solely by the subject equipment leased thereunder, and the obligations of Borrower with respect thereto constitute Permitted Indebtedness hereunder, and (b) with respect to the direct or indirect ownership interests in Borrower, the liens of the Mezzanine Loan Documents.
"Permitted Fund Manager" means as of any date of determination, any Person, or any Affiliate of such Person, that is then (a) an entity listed on Exhibit E (or an Affiliate thereof) or another nationally-recognized manager of investment funds (or an Affiliate thereof) investing in debt or equity interests relating to commercial real estate; (b) investing through a fund with committed capital of at least $200,000,000; and (c) not subject to a Bankruptcy Action.
"Permitted Indebtedness" means (a) in the case of Borrower, (i) the Debt, and (ii) unsecured trade and operational debt incurred in the ordinary course of business relating to the ownership and operation of the Property and the routine administration of Borrower, in amounts not to exceed two percent (2%) of the sum of the Loan Amount and the Mezzanine Loan Amount, which liabilities are not due more than sixty (60) days past the date incurred, are not evidenced by a note, and are paid when due; and (b) in the case of any applicable Required SPE Entity, unsecured trade and operational debt incurred in the ordinary course of business relating to the ownership of its ownership interest in Borrower, in amounts not to exceed $10,000.00, which liabilities are not due more than sixty (60) days past the date incurred, are not evidenced by a note, and are paid when due.
"Permitted Transfer" means any of the following Transfers: (a) Transfers of up to forty-nine percent (49%) of the direct or indirect interests (in the aggregate of all such Transfers) in Borrower; (b) Transfers of direct or indirect ownership interests in an entity that owns a direct or indirect ownership interest in Borrower for bona fide estate planning purposes by any natural person to one or more of such natural person's family members or trusts (or other entities) established for the benefit of one or more of such natural person's immediate family members (but subject in all cases to the terms and conditions of the Guaranty); (c) Transfers of direct or indirect ownership interests in Borrower that occur by operation of law upon the death of a natural person that was the holder of such interest to a member of the immediate family of such interest holder or a trust (or other entity) or family conservatorship established for the benefit of
LOAN AGREEMENT – Page 26

such immediate family member; (d) Transfers of the direct or indirect interests in a Restricted Party to and among the holders thereof as of the date hereof; (e) Permitted Encumbrances; (f) Transfers of worn out or obsolete Personal Property that are promptly replaced with property of equivalent value and functionality if reasonably necessary or which is no longer necessary in connection with the operation of any Property; (g) Leases that have been approved by Administrative Agent (or that do not require Administrative Agent's approval) in accordance with this Agreement; (h) the Transfer of the direct and/or indirect ownership interests in Borrower pursuant to a foreclosure or voluntary transfer in lieu thereof or other exercised remedies under the Mezzanine Loan Documents; (i) any Transfer in respect of, or of a direct or indirect interest in, any Person listed on the New York Stock Exchange or another nationally recognized stock exchange; and (j) a Release consummated in accordance with the terms and conditions of Section 5.2.10 hereof; provided, however, no such Transfer described in clauses (a) through (d) above shall result in: (i) (A) NexPoint SOF failing to own at least fifty-one percent (51%) of the direct or indirect ownership interests in CP Tower Owner, or HCRE Partners failing to own at least fifty-one percent (51%) of the direct or indirect ownership interests in CP Land Owner, or (B) a change in Control of a Restricted Party; or (C) with respect to any Transfer described in clause (i) above only, NexPoint Advisors failing to remain the investment advisor of NexPoint SOF; (ii) the termination or dissolution of a Restricted Party (by operation of law or otherwise); (iii) the representations contained in Sections 4.21 or 4.22 being untrue if made immediately following such Transfer; (iv) Borrower or any Required SPE Entity failing to be a Special Purpose Entity; (v) the Transfer by any Required SPE Entity of its ownership interest in Borrower; and (vi) other than a Transfer described in clause (i) above, if such Transfer would cause the transferee to increase its direct or indirect interest in Borrower to an amount which equals or exceeds 10% of the direct or indirect ownership interests in Borrower (and such transferee did not hold at least a 10% interest prior to such Transfer), such proposed transferee shall have complied with all of Administrative Agent's "know your customer" requirements, all Legal Requirements, and Borrower shall, prior to such Transfer, deliver to Administrative Agent (at Borrower's sole cost and expense) customary searches (credit, judgment, lien, etc.) acceptable to Administrative Agent with respect to such transferee.
"Person" means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any Governmental Authority, and any fiduciary acting in such capacity on behalf of any of the foregoing.
"Plans and Specifications" means each of the plans and specifications for the completion of the Project listed on Schedule X attached hereto, if any, and any other plans and specifications for the completion of the Project prepared or to be prepared by (or on behalf of) Borrower after the Closing Date, including without limitation, a description of the materials, equipment and fixtures necessary for the completion of the Project, any other architectural, structural, foundation and elevator plans and specifications prepared by a Design Professional and any other mechanical, electrical, plumbing and fire protection plans and specifications prepared by any Person retained or to be retained by Borrower, the applicable Design Professional or General Contractor, approved in writing by Administrative Agent (to the extent such approval is required by the terms of this Agreement), in each case, as the same may be amended by Change Orders applicable thereto that are permitted under this Agreement.
"Pro Rata Share" means (a) with respect to the Additional Advance Lenders, one hundred percent (100%) and (b) with respect to Mezzanine Lender, zero percent (0%).
"Project" means the Completion of all capital improvements to the Property described in the Project Budget, all in accordance with the Plans and Specifications that have been submitted to and approved by Administrative Agent, the Project Budget, and all Legal Requirements.
LOAN AGREEMENT – Page 27

"Project Budget" means the budget of costs and expenses to be incurred in connection with the Completion by Borrower of the Project, attached hereto as Exhibit D.
"Project Documents" means, collectively, all Construction Contracts, the Plans and Specifications, the Project Budget, the Project Permits, the Project Schedule, as any of the foregoing may be amended, replaced, supplemented or otherwise modified from time to time in accordance with the terms and conditions of this Agreement.
"Project Expenditures" means costs and expenses incurred in connection with the completion by Borrower of the Project in accordance with the Project Budget, including Hard Costs and Soft Costs, but not including Leasing Expenditures.
"Project Permits" means, collectively, all authorizations, consents and approvals, licenses and permits given or issued by Governmental Authorities which are required for the completion of the Project in accordance with all Legal Requirements and the Plans and Specifications, and for the performance and observance of all obligations and agreements of Borrower contained herein or in the other Loan Documents relating to the completion of the Project, as the same may be amended, replaced, supplemented, assigned or otherwise modified from time to time in accordance with the terms of this Agreement and applicable Legal Requirements.
"Project Schedule" means the schedule for the projected progress of the completion of the Project attached as Schedule XI hereto.
"Project" means each parcel of real property described on Exhibit A attached hereto, the Improvements thereon and all Personal Property owned or leased by Borrower and encumbered by the Security Instrument, together with all rights pertaining to such property and Improvements, as more particularly described in the granting clause of the Security Instrument and referred to therein as the "Property".
"Property Taxes" means all real estate and personal property taxes, assessments, water rates or sewer rents (excluding income taxes), now or hereafter levied or assessed or imposed against the Property or part thereof, together with all interest and penalties thereon. In no event shall any PACE Loan be considered a Property Tax for the purposes of this Agreement.
"Qualified Transferee" means one or more of the following that is not an Embargoed Person: (a) ACORE Capital, LP, Delphi CRE Funding LLC, Tokio Marine Holdings, Inc., Reliance Standard Life Insurance Company, Philadelphia Indemnity Insurance Company, Safety National Casualty Corporation, Tokio Millennium RE AG, Houston Casualty Corporation, U.S. Specialty Insurance Company, Global Investment Fund I, a Delaware statutory trust, on behalf of TRE ACR Portfolio, a series of the trust, American Family Life Assurance Company of Columbus, a Nevada corporation, or any Affiliate of any of the foregoing; (b) a real estate investment trust, bank, saving and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan that satisfies the Eligibility Requirements; (c) an investment company, money management firm or "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, or an institutional "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, as amended, that satisfies the Eligibility Requirements; (d) an institution substantially similar to any of the foregoing entities described in clauses (b) and (c) (including, without limitation, any CLO or CDO entity or vehicle (or trustee therefor)) that satisfies the Eligibility Requirements; (e) an investment fund, limited liability company, limited partnership or general partnership with committed capital of at least $200,000,000 where a Permitted Fund Manager or an entity that is otherwise a Qualified Transferee under clauses (a) through (d) of this definition acts as the general partner, managing member or fund manager and at least fifty percent (50%) of the equity
LOAN AGREEMENT – Page 28

interests in such investment vehicle are directly owned by one or more entities that are otherwise Qualified Transferees under clauses (a) through (d) of this definition or by one or more institutional "accredited investors" within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended, or by one or more "qualified institutional buyer" (or both) within the meaning of Rule 144A promulgated under the Exchange Act, as amended (provided such institutional Qualified Transferee(s), "accredited investor(s)" and/or "qualified institutional buyer(s)" that are used to satisfy such fifty percent (50%) test satisfy the financial tests set forth in clause (a) of the definition of Eligibility Requirements but such Persons need not satisfy the experience test set forth in clause (b) of the definition of Eligibility Requirements so long as the Permitted Fund Manager does); (f) any Person that is acting in any agency capacity in connection with a lending syndicate, so long as more than fifty percent (50%) of the lenders in the lending syndicate (by loan balance or committed loan amounts) are Qualified Transferees (provided that such Qualified Transferees that are used to satisfy the fifty percent (50%) test set forth above in this clause (f) do not need to satisfy the experience test set forth in clause (b) of the definition of Eligibility Requirements so long as the Qualified Transferee acting in such agency capacity satisfies such experience test); or (g) Credit Suisse Group AG, Wells Fargo Bank, N.A., Goldman, Sachs & Co., Citibank, N.A., Bank of America, N.A., Morgan Stanley, Deutsche Bank AG, Bank of the Ozarks, MetLife, Inc., Prudential Financial, Inc., any Federal Home Loan Bank (or branch or division thereof) or Barclays Plc (or any Affiliate of any of the foregoing).
"Rating Agencies" means (a) prior to a Securitization, each of S&P, Moody's, Fitch, DBRS, Inc., Morningstar, Inc., or Kroll Bond Ratings, or any other nationally recognized statistical rating agency which has been approved by Administrative Agent, and (b) after a Securitization has occurred, each such Rating Agency which has rated the Securities in the Securitization.
"Related Loan" means a loan to an Affiliate of Borrower or secured by a parcel of real property, together with improvements thereon and personal property related thereto, that is "related" (within the meaning of the definition of Significant Obligor) to the Property, which loan is included in a Securitization with the Loan (or any portion thereof or interest therein).
"Release Amount" means an amount equal to (a) the Mortgage Share multiplied by (b) the Release Amount (Aggregate).
"Release Amount (Aggregate)" means the sum of $14,000,000.00.
"Required Pay Down" means an amount equal to (a) the Mortgage Share multiplied by (b) the Release Amount (Aggregate).
"Mortgage Share" means the quotient obtained by dividing (a) the Loan Amount by (b) the sum of (i) the Loan Amount, plus (ii) the Mezzanine Loan Amount.
"Reserve Accounts" means, collectively, the Tax Reserve Account, the Insurance Reserve Account, the Immediate Repair Reserve Account, the Capital Expenditure Reserve Account, the Project Expenditure Reserve Account, the TI/LC Reserve Account, the Hotel Predevelopment Expenditure Reserve Account, the Cash Sweep Tenant Reserve Account, the Key Tenant Reserve Account, the National Securities Outstanding TI Reserve Account, the Fire Alarm Upgrade Reserve Account, the Elevator Modernization and Interiors Reserve Account, the Concourse Renovation Reserve Account, the Excess Cash Flow Reserve Account, the Net Proceeds Reserve Account, and any other reserve or escrow account established under the Loan Documents from time to time.
LOAN AGREEMENT – Page 29

"Reserve Item" means, individually and collectively as the context may require, Immediate Repairs, Approved Capital Expenditures, Leasing Expenditures, Fire Alarm Upgrades, Elevator Modernization and Interiors Work, and Concourse Renovation Work.
"Reserve Requirement" means with respect to any Interest Period, the maximum rate of all reserve requirements (including all basic, marginal, emergency, supplemental, special or other reserves and taking into account any transitional adjustments or other schedule changes in reserve requirements during the Interest Period) which are imposed under Regulation D of the Board of Governors of the Federal Reserve System from time to time in effect (including any successor or other Regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System) on eurocurrency liabilities (or against any other category of liabilities which includes deposits by reference to which LIBOR is determined or against, any category of extensions of credit or other assets which includes loans by a non-United States office of a depository institution to United States residents or loans which charge interest at a rate determined by reference to such deposits) during the Interest Period and which are applicable to member banks of the Federal Reserve System with deposits exceeding one billion dollars, but without benefit or credit of proration, exemptions or offsets that might otherwise be available from time to time under the said Regulation D, to the extent the same is applicable to any holder of a Note or other interest in the Loan (including participation interests in the Loan). The determination of the Reserve Requirement shall be based on the assumption that Lender funded 100% of the Loan in the interbank eurodollar market. In the event of any change in the rate of such Reserve Requirement under said Regulation D during the applicable Interest Period, or any variation in such requirements based upon amounts or kinds of assets or liabilities, or other factors, including the imposition of Reserve Requirement, or differing Reserve Requirement, on one or more but not all of the holders of the Loan or any participation therein, such Lender may use any reasonable averaging and/or attribution methods which it deems appropriate and practical for determining the rate of such Reserve Requirement which shall be used in the computation of the Reserve Requirement. Administrative Agent's computation of same shall be final absent manifest error.
"Restoration" means the repair and restoration of the Property after a Casualty or, if the same results in repairable damage to the Property, a Condemnation, in either case as nearly as possible to the condition the Property was in immediately prior to such Casualty or Condemnation, with such alterations as may be approved by Administrative Agent.
"Restricted Party" means, collectively Borrower, any Required SPE Entity, Mezzanine Borrower, any Mezzanine Borrower Required SPE Entity, Guarantor, and any Affiliated Manager.
"Revenues" means all rents (including percentage rents), rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents (including payments by reason of the rejection of a Lease in a Bankruptcy Action), all income and proceeds from judgments, settlements and other resolutions of disputes with respect to matters which would be includable in this definition of "Revenues" if received in the ordinary course of the Property operation, royalties (including all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including security, utility and other deposits), accounts, cash, issues, profits, fees, charges for services rendered, all other amounts payable as rent under any Lease or other agreement relating to the Property (including utility charges, escalations, forfeited security deposits, interest on credit accounts, service fees or charges, license fees, parking fees, rent concessions or credits), other required pass-throughs or reimbursements paid by tenants under Leases of any nature, and interest on amounts in the Reserve Accounts, if any, business interruption or other loss of income or rental insurance proceeds, and other income or consideration of whatever form or nature received by or paid to or for the account of or benefit of
LOAN AGREEMENT – Page 30

Borrower, Manager or any of their respective agents or employees from any and all sources arising from or attributable to the Property.
"S&P" means Standard & Poor's Ratings Services, a Standard & Poor's Financial Services LLC company.
"Schmidt & Stacy Lease Relocation" means the relocation of the Schmidt & Stacy lease premises within the Tower Unit.
"Sanctions and Anti-Money Laundering Laws" means any Legal Requirements in force or hereinafter enacted related to sanctions, terrorism, money laundering or similar activities, including, without limitation, (a) (i) the USA Patriot Act, (ii) Executive Order No. 13224 on Terrorist Financing, (iii) Trading with the Enemy Act, (iv) the economic or financial sanctions or trade embargoes imposed, administered or enforced by OFAC and its regulations or the U.S. Department of State, and (b) (i) Canadian laws relating to Sanctions and anti-terrorism, including the Criminal Code (Canada), the Freezing Assets of Corrupt Foreign Officials Act (Canada), the Special Economic Measures Act (Canada) and the United Nations Act (Canada) and the regulations, orders and guidelines issued under such statutes, including any statute, regulation, order, rule or guideline that amends, supplements or supersedes any of them (the "Canadian Sanctions").
"Scheduled Maturity Date" means the Payment Date in September, 2021.
"Securities Act" means the Securities Act of 1933, as amended.
"Security Instrument" means that certain first priority Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement dated the date hereof, executed and delivered by Borrower as security for the Loan and encumbering the Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.
"Significant Obligor" has the meaning set forth in Item 1101(k) of Regulation AB under the Securities Act.
"Soft Costs" means, collectively, all costs and expenses set forth in the Project Budget which are denominated therein as "soft costs".
"Spread" means (a) with respect to that portion of the Outstanding Principal Balance evidenced by Note A, Two Hundred Twenty-Five (225) basis points (i.e., 2.250000%), and (b) with respect to that portion of the Outstanding Principal Balance evidenced by Note B, Six Hundred Twenty-Five (625) basis points (i.e., 6.250000%).
"Strike Rate" means (a) with respect to the Interest Rate Cap Agreement required pursuant to Section 5.1.4 hereof, (i) while LIBOR is the index upon which the Interest Rate is determined, three and 50/100 percent (3.50%), or (ii) while LIBOR is not the index upon which the Interest Rate is determined, the number of basis points established at the time the Alternative Rate is first established with each change in Index that, when added to the Alternative Spread then in effect, would equal the sum of (a) three and 50/100 percent (3.50%), plus (b) the Weighted Average LIBOR Spread in effect as of such date, and (b) with respect to the Interest Rate Cap Agreement required pursuant to the definition of Extension Conditions, the lesser of (y) the rate determined pursuant to the foregoing clause (a), and (z) the rate determined by Administrative Agent such that, if it were then the Index component of the Interest Rate under the Loan and under the Mezzanine Loan, would result in a Debt Service Coverage Ratio (after giving effect to any voluntary prepayment made in compliance with this Agreement and the
LOAN AGREEMENT – Page 31

Mezzanine Loan Agreement) of at least 1.10:1.00 based on the then Outstanding Principal Balance and the Mezzanine Loan Outstanding Principal Balance.
"Taxes" means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
"Title Insurance Policy" means the title insurance policy obtained by Administrative Agent in connection with the closing of the Loan.
"Tower Unit" means the "Tower Unit" as such term is defined in the Condominium Declaration.
"Trade Contract" means any agreement, contract or purchase order between Borrower, an Affiliate of Borrower or General Contractor, on the one hand, and any Trade Contractor, on the other hand, pursuant to which such Trade Contractor agrees to provide labor, materials, equipment and/or services in connection with the completion of the Project, in each case, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.
"Trade Contractor" means any Person that is a contractor, subcontractor, sub-subcontractor, supplier or provider of labor, materials, equipment and/or services in connection with the completion of the Project.
"Transfer" means any sale, conveyance, transfer, lease, assignment, grant, mortgage, hypothecation, pledge, lien, security interest, charge, option, encumbrance, easement, or restrictive covenant, on or affecting the Property or any portion thereof or any interest therein (including any action which shall subject the Property or any collateral for the Loan to the lien or charge of a PACE Loan), or on or affecting any direct or indirect interest in Borrower, in each case whether by operation of law or otherwise (and with respect to an entity shall include the merger of such entity with or into any other entity); provided, however, this definition shall not include any Condemnation. For all purposes under the Loan Documents, a Transfer of the Property or Borrower shall include, but not be limited to: (a) an installment sales agreement wherein Borrower agrees to sell the Property, or any part thereof, for a price to be paid in installments; (b) an agreement by Borrower leasing all or substantially all of the Property for other than actual occupancy by a space tenant thereunder, or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Revenues; (c) if a Restricted Party is a corporation, any merger, consolidation or Transfer of such corporation's stock or the creation or issuance of new stock; (d) if a Restricted Party is a limited or general partnership or joint venture, any merger or consolidation or the change, removal, resignation or addition of a general partner or the Transfer of the general partnership interest of any general partner or any profits or proceeds relating to such partnership interest, or the Transfer of limited partnership interests or any profits or proceeds relating to such limited partnership interest or the creation or issuance of new limited partnership interests; (e) if a Restricted Party is a limited liability company, any merger or consolidation or the change, removal, resignation or addition of a managing member or non-member manager (or if no managing member, any member) or the Transfer of the limited liability company interest of a managing member (or if no managing member, any member) or any profits or proceeds relating to such limited liability company interest, or the Transfer of non-managing limited liability company interests or the creation or issuance of new non-managing limited liability company interests; and (f) if a Restricted Party is a trust or nominee trust, any merger, consolidation or the Transfer of the legal or beneficial interest in a Restricted Party or the creation or issuance of new legal or beneficial interests.
LOAN AGREEMENT – Page 32

"UCC" means the Uniform Commercial Code as in effect in the State of New York.
"UNOI" means the underwritten net operating income for the Property determined in good faith by Administrative Agent as the sum of (a) verifiable recurring rental income and tenant recoveries based on actual Leases in effect as of the date of calculation (not including Leases where (i) the tenant or any guarantor thereunder is the subject of a Bankruptcy Action, (ii) a monetary or other material default exists thereunder, (iii) the stated expiration date thereof occurs within six (6) months of the date of calculation, or (iv) the tenant has vacated or given notice of its intent to vacate or terminate its Lease (pursuant to a right or option of its Lease)) and other verifiable recurring income, less (b) mark-to-market adjustments based on comparable leases, and further adjusted to assume a vacancy factor equal to the greater of (A) the actual vacancy rate for the Property, and (B) a vacancy rate of fifteen and 00/100 percent (15.00%), and less (c) actual Operating Expenses incurred in connection with the Property during the twelve (12) month period preceding the date of calculation, with adjustments for any anticipated increases in such Operating Expenses (including those projected to occur as a result of higher occupancy) and assuming (i) base property management fees equal to the greater of (A) the actual amount paid by Borrower during such prior 12-month period, and (B) three and 00/100 percent (3.00%) of Revenues during such prior 12-month period.
"Weighted Average LIBOR Spread" means (a) initially, three hundred five (305) basis points (i.e., 3.05%), or (b) at any time after the Outstanding Principal Balance has been partially repaid after the occurrence of an Event of Default or from the application of Net Proceeds in accordance with this Agreement (in either case without a pro rata principal payment with respect to the Mezzanine Loan Outstanding Principal Balance having been made concurrently therewith, the actual weighted average spread in effect with respect to the Loan and the Mezzanine Loan based on the Spread applicable hereunder and the Spread applicable under (and as defined in) the Mezzanine Loan Agreement).
"Write-Down and Conversion Powers" means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
"Zix Corporation" means Zix Corporation, a Texas corporation, together with its permitted successors and/or assigns.
Section 1.2.     Location of Additional Defined Terms.
Defined Term        Location
"1992 Lease Agreement"    Schedule VIII
"Act"        Definition of Special Purpose Entity
"Additional Advance"     Section 2.1(b)
"Additional Elevator Contributions"    Section 5.1.14
"Administrative Agent"     Introductory Paragraph
"Advance Request"     Section 2.1(b)
"Affected Property"     Section 8.26(c)
"Agreement"         Introductory Paragraph
"Amortization Waiver Condition"    Definition of Monthly Payment Amount
"Anti-Corruption of Laws"    Section 4.29
"Applicable Sections"     Section 7.3(a)
"Approved Annual Budget"     Section 5.1.6(b)
"Balancing Event"     Section 2.1(b)(x)(F)
"Borrower"         Introductory Paragraph
"Borrower Group"     Section 7.3(a)
"Canadian Sanctions"    Definition of Sanctions and Anti-Money Laundering Laws
LOAN AGREEMENT – Page 33

"Capital Expenditure Reserve Account"     Section 3.2(d)
"Cash Sweep Tenant Reserve Account"    Section 3.2(g)
"Casualty"         Section 5.1.12(a)
"Concourse Renovation Reserve Account"    Section 3.2(l)
"Condemnation"     Section 5.1.12(a)
"Condominium Documents"    Section 8.28
"Construction Management Fee Cap"    Section 2.1(e)
"Disclosure Document"     Section 7.3(a)
"Elevator Modernization and Interiors Reserve Account"    Section 3.2(k)
"Event of Default"     Section 6.1
"Excess Cash Flow"     Section 3.1(i)
"Excess Cash Flow Reserve Account"     Section 3.1(i)
"Excess Disbursement"     Schedule VII
"FCPA"        Section 4.22
"Fire Alarm Upgrade Reserve Account"    Section 3.2(j)
"Hotel Predevelopment Expenditure Reserve Account"    Section 2.1(d)(C)
"Immediate Repair Reserve Account"     Section 3.2(c)
"Improvements"         Security Instrument
"Indemnified Party"     Section 5.1.15(b)
"Independent Director/Independent Manager"     Schedule III
"Individual Borrower"    Section 8.27
"Insurance Reserve Account"     Section 3.2(b)
"Insurance Premiums"     Section 3.2(b)
"Interest Rate Cap Agreement"     Section 5.1.4(a)
"Key Tenant Reserve Account"    Section 3.2(h)
"Land"         Security Instrument
"Lender Group"         Section 7.3(a)
"Loan"         Second Paragraph
"Minimum Multiple"     Section 2.3.4(a)
"Misrepresentation"     Section 6.1(e)
"National Securities Outstanding TI Reserve Account"    Section 3.2(i)
"Net Proceeds Reserve Account"     Section 5.1.12(b)
"OFAC"        Definition of Designated Person
"Participant Register"     Section 8.25
"Permitted Construction Management Fees"    Section 2.1(e)
"Personal Property"     Security Instrument
"Prepaid Revenues"     Section 3.1
"Project Expenditure Reserve Account"     Section 3.2(f)
"Recourse Guaranty"    Definition of Guaranty
"Recourse Liabilities"     Section 6.3(b)
"Register"        Section 8.25
"Registrar"        Section 8.25
"Registration Statement"     Section 7.3(a)
"Required Equity"    Section 5.1.14
"Required Pay Down"    Section 5.1.19
"Required Report"    Section 5.1.6(d)
"Required Policy"    Section 5.1.11
"Required SPE Entity"     Definition of Special Purpose Entity
"Secondary Market Transaction"     Section 7.1
"Securities"         Section 7.1
"Securitization"         Section 7.1
"Servicer"         Section 7.5
"Special Member"     Schedule III
"Special Mezzanine Loan Advance"     Mezzanine Loan Agreement
"Special Purpose Entity"     Schedule III
"Springing Recourse Event"     Section 6.3(c)
"Tax Reserve Account"     Section 3.2(a)
"Terrorism Coverage"     Schedule VI
"TI/LC Reserve Account"     Section 3.2(e)
LOAN AGREEMENT – Page 34

"Underwriter Group"     Section 7.3(a)
Section 1.3.     Principles of Construction. All references to sections and schedules are to sections and schedules in or to this Agreement unless otherwise specified. All uses of the word "including" means "including, without limitation" unless the context shall indicate otherwise. Unless otherwise specified, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.
ARTICLE II

GENERAL TERMS
Section 2.1.     The Loan. Subject to and upon the terms and conditions set forth herein, Lender hereby agrees (on a several basis, if the Notes are held by more than one (1) Lender) to make, and Borrower hereby agrees to borrow and accept, the Loan. Any amount borrowed and repaid hereunder may not be reborrowed. Borrower shall use the proceeds of the Loan only to (a) acquire the Property, (b) make initial deposits into the Reserve Accounts on the Closing Date in the amounts provided herein, (c) pay costs, fees and expenses incurred in connection with the closing of the Loan, as approved by Administrative Agent, and (d) fund tenant improvements and leasing expenses and other property improvements relating to the Property.
(a)    Initial Advance. Borrower shall receive, on the date hereof, one (1) borrowing hereunder with respect to the Notes in the amount for each Note shown on Administrative Agent's settlement statement executed by Borrower in connection with the closing of the Loan.
(b)    Additional Advances. Each Additional Advance Lender agrees to fund additional advances of the Loan requested by Borrower from time to time (each, an "Additional Advance"), on a several basis, up to the amount of such Additional Advance Lender's Commitment Percentage of such requested Additional Advance. Each Additional Advance shall be subject to the satisfaction of the following terms and conditions:
(i)    no Default or Event of Default exists at the time the Additional Advance is requested or on the date such Additional Advance is requested to be made;
(ii)    no more than one (1) Additional Advance shall be permitted in a thirty (30) day period (and for the avoidance of doubt each Advance Request shall contain a request for all Advance Items requested by Borrower for such 30-day period) (not including Additional Advances made pursuant to Section 2.3.1 with respect to the Monthly Payment Amount);
(iii)    no Additional Advance shall be requested or advanced for an amount less than $250,000.00 (other than the last requested Additional Advance with respect to any given Advance Item if less and other than Additional Advances made pursuant to Section 2.3.1 with respect to the Monthly Payment Amount);
(iv)    Borrower shall have obtained (or shall have obtained a commitment to issue) from the title company that issued the Title Insurance Policy (A) to the extent available in the applicable jurisdiction, a continuation of title endorsement (and if such endorsement is not available, such other evidence as may be required by Administrative Agent, including an updated title report) showing title to the Property to be vested in Borrower, with no subordinate items and with no exceptions to title of the Property other than Permitted Encumbrances (with affirmative insurance that no Property Taxes are delinquent, no mechanic's or supplier's liens have attached
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(or if inchoate mechanic's or supplier's liens have, that they are subordinate to the lien of the Security Instrument), and, if available and applicable, that neither public nor private conditions, covenants or restrictions, if any, affecting the Property have been violated); and (B) if the insured amount under the Title Insurance Policy is not the maximum amount of the Loan, an endorsement insuring the continued priority of the lien of the Security Instrument, subject only to the Permitted Encumbrances, increasing the coverage amount of the Title Insurance Policy by an amount equal to such Additional Advance;
(v)    (A) the Property shall comply in all material respects with all Legal Requirements, (B) if any Restoration is then continuing, Borrower is diligently pursuing such Restoration and Administrative Agent has determined that the non-completion of such Restoration prior to the making of the Additional Advance is not reasonably likely to have a Material Adverse Effect, and (C) no Casualty or Condemnation shall have occurred that permits any tenant party to a Major Lease a termination right (or such right shall have been waived or lapsed);
(vi)    Administrative Agent shall have received (A) prior to the first request for an Additional Advance (and prior to any subsequent request for an Additional Advance where the authorized representative of Borrower has changed), a Certificate of Authority indicating the representative of Borrower that is authorized to make such request, and (B) for each request for an Additional Advance, an Officer's Certificate with all blanks completed and applicable attachments included;
(vii)    Borrower shall have paid to Administrative Agent a draw fee of $1,500 paid or reimbursed all of Additional Advance Lender's and Administrative Agent's outstanding fees and expenses (including the out-of-pocket fees and expenses of Administrative Agent's construction consultant(s)), and all other out-of-pocket fees, costs and expenses (including fees and expenses of outside legal counsel) relating to the Loan to the extent then due and payable;
(viii)    except as expressly permitted herein, such Additional Advance shall be requested no later than the Additional Advance End Date (and Lender shall have no obligation to make any further Additional Advances in the event that all applicable conditions precedent to the making of any such Additional Advance are not satisfied as of the Additional Advance End Date);
(ix)    with respect to each Additional Advance requested for the payment of Project Expenditures:
(A)    at least ten (10) Business Days (but not more than sixty (60) days) prior to the date on which Borrower requests that the Additional Advance be made, Borrower shall have delivered to Administrative Agent a written request indicating the requested amount of the Additional Advance, and specifying the Project Expenditure for which such Additional Advance is sought (an "Advance Request");
(B)    Administrative Agent shall have (1) approved of all Plans and Specifications for the Project; (2) received copies of all necessary Project Permits and evidence that the same are in full force and effect; (3) approved of the Project Schedule; (4) approved of all Project Documents relating to the Project; and (5) if required by Administrative Agent, received a written status report detailing the progress of the completion of the Project;
(C)    Administrative Agent shall have determined that the applicable work with respect to which the Additional Advance has been requested has been completed in good and workmanlike manner in accordance with all applicable Legal Requirements and the Administrative Agent-approved plans and specifications;
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(D)    in no event shall the amount of any Additional Advance requested with respect to any Project Expenditure be for an amount more than the lowest of (1) the Lenders' aggregate Pro Rata Share of forty percent (40%) of the amount set forth in the Project Budget with respect to such Project Expenditure, (2) the Lenders' aggregate Pro Rata Share of forty percent (40%) of the actual cost incurred by Borrower for such Project Expenditure, (3) the amount that, together with all previous Additional Advances for Project Expenditures, equals $11,636,000.00, and (4) the amount that, together with all previous Additional Advances, equals the Maximum Additional Advance Amount;
(E)    Administrative Agent shall have received evidence reasonably satisfactory to it that Borrower has paid (or will pay concurrently with the funding of the Additional Advance), from its own funds, at least the greater of (A) sixty percent (60%) of the cost of such Project Expenditure, and (B) the actual cost of the applicable Project Expenditure, less the amount to be advanced by Lender hereunder for such Project Expenditure (it being agreed that if required by Administrative Agent, such amounts shall be paid to Administrative Agent and Administrative Agent shall pay the applicable invoice from such funds and the Additional Advance);
(F)    Administrative Agent shall have determined in good faith that the sum of the amount of unfunded Additional Advances available for the payment of Project Expenditures, and any amounts then held in the Project Expenditure Reserve Account, and the amount of unfunded Mezzanine Loan Additional Advances available to Mezzanine Borrower under the Mezzanine Loan Agreement for the payment of Project Expenditures, in each case that are available to Borrower hereunder and Mezzanine Borrower under the Mezzanine Loan Agreement (as applicable) for the payment of all of the work comprising the Project (including all hard and soft costs related thereto) that has not been completed, plus (2) an amount equal to sixty percent (60%) of the amount set forth in the Project Budget with respect to such work comprising the Project that has not been completed, is not less than the amount actually necessary (as determined by Administrative Agent in good faith) to pay for the cost of all such work comprising the Project (including all hard and soft costs related thereto) that has not been completed through the completion thereof (the failure of the foregoing to be true, a "Balancing Event") (or Borrower shall have delivered immediately available funds to Administrative Agent in the amount of such difference, which funds shall be held in a Reserve Account and disbursed to Borrower for the payment of Project Expenditures prior to the making of any further Additional Advances for the payment of Project Expenditures);
(G)    No Additional Advance for the payment of any developer fee or construction management fee (or similar) set forth in the Project Budget shall be paid in excess of the amounts permitted to be paid pursuant to Section 2.1(e) hereof;
(H)    Administrative Agent has determined that the Project is progressing in material compliance with the Project Schedule;
(x)    with respect to Additional Advances requested for Leasing Expenditures:
(A)    at least ten (10) Business Days (but not more than sixty (60) days) prior to the date on which Borrower requests that the Additional Advance be made, Borrower shall have delivered to Administrative Agent a written request indicating the requested amount of the Additional Advance and specifying the Leasing Expenditure for which such Additional Advance is sought (also an "Advance Request");
(B)    Administrative Agent shall have either approved the proposed Lease to which the Additional Advance relates (including any applicable commission/fee agreements) if such Lease requires Administrative Agent's approval hereunder, or verified that
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the proposed Lease to which the Additional Advance relates satisfies the Lease Requirements with respect to Leases which do not require Administrative Agent's approval hereunder;
(C)    Borrower shall have delivered to Administrative Agent concurrently with the Advance Request (1) copies of all Leases (if not previously delivered) and other documents and materials requested by Administrative Agent evidencing the actual Leasing Expenditures with respect to which Borrower is seeking either payment or reimbursement, (2) copies of all bills, invoices, receipts and other similar documentation reasonably required by Administrative Agent to evidence that the relevant expenses are due and owing, and (3) for any Advance Request for the payment of the last ten percent (10%) of the total cost of tenant improvements with respect to any applicable Lease, an executed tenant estoppel or such other written evidence satisfactory to Administrative Agent with respect to the applicable Lease confirming that the tenant has accepted the premises demised under such Lease, that all applicable tenant improvement obligations under such Lease have been satisfied, that Borrower has no future tenant improvement obligations under such Lease (other than routine recurring obligations, such as periodic painting of the leased premises, or in connection with an expansion or extension of such Lease), and such other matters as Administrative Agent may require;
(D)    in no event shall the amount of any Additional Advance requested with respect to any Leasing Expenditure be for an amount more than the lowest of (1) the Lenders’ aggregate Pro Rata Share of the maximum amount of the applicable Leasing Expenditure approved by Administrative Agent hereunder (or, where Administrative Agent’s approval was not required, the maximum amount permitted pursuant to the Lease Requirements), (2) the Lenders’ aggregate Pro Rata Share of the actual cost incurred by Borrower for such Leasing Expenditure, (3) the amount that, together with all previous Additional Advances for Leasing Expenditures, equals $7,250,000.00, and (4) the amount that, together with all previous Additional Advances, equals the Maximum Additional Advance Amount;
(E)    Administrative Agent shall have received evidence satisfactory to it that Borrower has paid (or will pay concurrently with the funding of the Additional Advance), from its own funds, the actual cost of the applicable Leasing Expenditure, less the amount to be advanced by Lender hereunder for such Leasing Expenditure (it being agreed that if required by Administrative Agent, such amounts shall be paid to Administrative Agent, and Administrative Agent shall pay the applicable invoice from such funds and the Additional Advance);
(F)    the Debt Yield shall (after giving effect to any Additional Advance for Leasing Expenditures) equal or exceed the greater of (i) the Closing Date Debt Yield and (ii) the Debt Yield immediately prior to making such Additional Advance for Leasing Expenditures;
(xi)    with respect to Additional Advances requested for Hotel Predevelopment Expenditures:
(A)    at least ten (10) Business Days (but not more than sixty (60) days) prior to the date on which Borrower requests that the Additional Advance be made, Borrower shall have delivered to Administrative Agent a written request indicating the requested amount of the Additional Advance and specifying the Leasing Expenditure for which such Additional Advance is sought (also an "Advance Request");
(B)    If the Additional Advances requested are for costs and expenses incurred in connection with (i) the AON Lease Relocation or Replacement, or (b) the Schmidt & Stacy Lease Relocation:
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(I)    Administrative Agent shall have either approved the proposed Lease to which the Additional Advance relates (including any applicable commission/fee agreements) if such Lease requires Administrative Agent's approval hereunder, or verified that the proposed Lease to which the Additional Advance relates satisfies the Lease Requirements with respect to Leases which do not require Administrative Agent's approval hereunder; and
(II)    Borrower shall have delivered to Administrative Agent concurrently with the Advance Request (1) copies of all Leases (if not previously delivered) and other documents and materials requested by Administrative Agent evidencing the actual Leasing Expenditures with respect to which Borrower is seeking either payment or reimbursement, (2) copies of all bills, invoices, receipts and other similar documentation reasonably required by Administrative Agent to evidence that the relevant expenses are due and owing, and (3) for any Advance Request for the payment of the last ten percent (10%) of the total cost of tenant improvements with respect to any applicable Lease, an executed tenant estoppel or such other written evidence satisfactory to Administrative Agent with respect to the applicable Lease confirming that the tenant has accepted the premises demised under such Lease, that all applicable tenant improvement obligations under such Lease have been satisfied, that Borrower has no future tenant improvement obligations under such Lease (other than routine recurring obligations, such as periodic painting of the leased premises, or in connection with an expansion or extension of such Lease), and such other matters as Administrative Agent may require;
(C)    If the Additional Advances requested are for costs and expenses incurred in connection with Hotel Preconstruction Services:
(I)    Administrative Agent shall have approved of any applicable Predevelopment Document to which the Hotel Predevelopment Expenditures relate;
(II)    Administrative Agent shall have determined in good faith that the applicable work with respect to which the Additional Advance has been requested has been completed in good and workmanlike manner in accordance in all material respects with all applicable Legal Requirements;
(III)    Borrower shall not have made any request for a Release of the Hotel Component pursuant to Section 5.2.10(c) hereof and no such Release shall have been previously consummated;
(D)    in no event shall the amount of any Additional Advance requested with respect to any Hotel Predevelopment Expenditure be for an amount more than the lowest of (1) the Lenders’ aggregate Pro Rata Share of the maximum amount of the applicable Hotel Predevelopment Expenditures approved by Administrative Agent hereunder (or, where Administrative Agent’s approval was not required, the maximum amount permitted pursuant to the Lease Requirements, if applicable), (2) the Lenders’ aggregate Pro Rata Share of the actual cost incurred by Borrower for such Hotel Predevelopment Expenditure, (3) the amount that, together with all previous Additional Advances for Hotel Predevelopment Expenditures, equals $5,000,000.00, and (4) the amount that, together with all previous Additional Advances, equals the Maximum Additional Advance Amount;
(E)    in no event shall the amount of any Additional Advance requested with respect to any Hotel Predevelopment Expenditure be for any amount greater than (i) with respect to the AON Lease Relocation or Replacement, $1,500,000.00, (ii) with respect to the Schmidt & Stacy Lease Relocation, $500,000.00, and (iii) with respect to the Hotel Preconstruction Services, $3,000,000.00;
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(F)    Administrative Agent shall have received evidence satisfactory to it that Borrower has paid (or will pay concurrently with the funding of the Additional Advance), from its own funds, the actual cost of the applicable Hotel Predevelopment Expenditure, less the amount to be advanced by Lender hereunder for such Hotel Predevelopment Expenditure (it being agreed that if required by Administrative Agent, such amounts shall be paid to Administrative Agent, and Administrative Agent shall pay the applicable invoice from such funds and the Additional Advance);
(xii)    In the event that a portion of the Additional Advance is to be funded by Mezzanine Lender, Mezzanine Lender shall have made (or shall make concurrently with the making of the Additional Advance hereunder) Mezzanine Lender's Pro Rata Share of the total amount requested by Borrower hereunder and by Mezzanine Borrower under the Mezzanine Loan Agreement; provided, however, in the event that Mezzanine Lender has failed to make the required Mezzanine Loan Additional Advance in breach of the Mezzanine Loan Agreement, this condition shall be deemed satisfied so long as Administrative Agent shall have received evidence satisfactory to it that Borrower has paid or will pay concurrently with the funding of the Additional Advance, from its own funds, the amount that was otherwise required to be paid by Mezzanine Lender.
The requesting of an Additional Advance shall constitute, without necessity of specifically containing a written statement to such effect, a confirmation, representation and warranty by Borrower to Administrative Agent that all of the applicable conditions to be satisfied in connection with the making of such Additional Advance have been satisfied (unless waived in writing by Administrative Agent) and that all of the representations and warranties of Borrower set forth in the Loan Documents are true and correct as if made on (and with respect to facts and circumstances existing as of) the date on which such Additional Advance is made.
(c)    Separate Contracts for Additional Advances; Several Obligations. Borrower covenants and agrees not to take any action whatsoever, at law or in equity (including the assertion of any right of rescission, set-off, counterclaim or defense) against Administrative Agent or the holder of a Note on account of an Additional Advance Lender failing to fund any portion of the Additional Advance in violation of this Agreement (except, with respect to the holder of a Note, to the extent that the holder of such Note is also the holder of the Note with respect to which such Additional Advance is required, and then in such case, such Lender(s) shall only have such liability in its capacity as holder of such Note to the extent of such required Additional Advances). In the event Borrower breaches the foregoing covenant, Borrower shall indemnify, defend and hold Administrative Agent and each Lender harmless from any and all Losses incurred by Administrative Agent and such Lender in any way related to such breach. Borrower acknowledges and agrees that (i) the holder of each Note shall have no obligation to make any Additional Advance except to the extent that the holder of such Note is also the holder of a Note with respect to which such Additional Advance is required, and then in such case, such Lender(s) shall only have such liability in its capacity as holder of such Note to the extent of such required Additional Advances, and that such obligation shall be the several, sole and exclusive obligation of each Additional Advance Lender, (ii) each Additional Advance Lender's respective obligations to make Additional Advances in accordance with Section 2.1(b) are a several obligation of such Additional Advance Lender, and an independent contract made by and between such Additional Advance Lender and Borrower separate and apart from any other obligation of any other Lender under the other provisions of the Loan Documents, and (iii) each Lender may, in its sole and absolute discretion, waive one or more conditions precedent to the making of an Additional Advance, but that no such waiver shall be binding upon any other Lender, nor shall any such waiver constitute a course of conduct or otherwise obligate such Lender to grant such wavier or any other waiver in the future. The obligations of Borrower under this Agreement and the other Loan Documents shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower, or any other
LOAN AGREEMENT – Page 40

party, against any Additional Advance Lender by reason of an Additional Advance Lender's failure to make any Additional Advance. Borrower agrees that it shall not assert (and shall not have) any defense (including the assertion of any right of rescission, set-off, counterclaim or defense) to the payment of Debt owed to an Additional Advance Lender in the event such Additional Advance Lender breaches any obligation to make an Additional Advance that it is required to make hereunder. The making of any Additional Advance by an Additional Advance Lender at the time when an Event of Default exists shall not be deemed a waiver or cure by any Additional Advance Lender of that Event of Default, nor shall an Additional Advance Lender's rights and remedies be prejudiced in any manner thereby. Nothing in this Section 2.1(c) shall be deemed to be a release of any claim that Borrower may have against any Additional Advance Lender for its failure to perform its obligations under this Agreement and the other Loan Documents.
(d)    Advancing on the Additional Advance End Date. Notwithstanding anything to the contrary contained in this Agreement, if the aggregate amount of the Notes has not been fully disbursed to Borrower in accordance with this Agreement by the Additional Advance End Date, then so long as all conditions precedent to the making of an Additional Advance described in Section 2.1(b) shall then be satisfied (not including clauses (vi), (vii), (viii), (ix), (x) and (xi) thereof) or waived by Administrative Agent, and (iii) Mezzanine Lender shall have delivered to Administrative Agent its Pro Rata Share of the applicable amount requested by Borrower hereunder and the amount requested by Mezzanine Borrower under the Mezzanine Loan Agreement (which sums shall be held by Administrative Agent in the applicable Reserve Account described below and disbursed as provided herein), and unless Borrower has notified Administrative Agent in writing at least ten (10) Business Days prior to the Additional Advance End Date that Borrower has elected to waive its right to receive any further Additional Advances (and if Borrower does so indicate in writing, such waiver shall be irrevocable), on the Additional Advance End Date each Lender agrees (on a several basis, up to the amount of its Commitment Percentage of the total amount being funded) to:
(A)    make an Additional Advance in the amount for which Borrower then remains eligible to pay for Project Expenditures for purposes of depositing funds into the Project Expenditure Reserve Account in an amount not in excess of the amount that Borrower otherwise remains eligible to receive pursuant to Section 2.1(b) above with respect to Project Expenditures but for the existence of the Additional Advance End Date, which funds (together with any applicable funds received from Mezzanine Lender for such purpose) shall be held in the Project Expenditure Reserve Account and disbursed by Administrative Agent only for the payment of Project Expenditures on and subject to the same terms and conditions applicable to the making of Additional Advances for Project Expenditures (other than conditions contained in clauses (iv) (to the extent satisfied in connection with the making of the entire Additional Advance on the Additional Advance End Date) and (viii) of Section 2.1(b) hereof); and
(B)    make an Additional Advance in the amount for which Borrower then remains eligible to pay for Leasing Expenditures for purposes of depositing funds into the TI/LC Reserve Account in an amount not in excess of the amount that Borrower otherwise remains eligible to receive pursuant to Section 2.1(b) above with respect to Leasing Expenditures but for the existence of the Additional Advance End Date, which funds (together with any applicable funds received from Mezzanine Lender for such purpose) shall be held in the TI/LC Reserve Account and disbursed by Administrative Agent only for the payment of Leasing Expenditures on and subject to the same terms and conditions applicable to the making of Additional Advances for Leasing Expenditures (other than conditions contained in clauses (iv) (to the extent satisfied in connection with the making of the entire Additional Advance on the Additional Advance End Date) and (viii) of Section 2.1(b) hereof); and
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(C)    make an Additional Advance in the amount for which Borrower then remains eligible to pay for Hotel Predevelopment Expenditures for purposes of depositing funds into a deposit account established by Administrative Agent (which account shall be a Reserve Account for all purposes under the Loan Documents, and which Reserve Account shall be referred to herein as the "Hotel Predevelopment Expenditure Reserve Account") in an amount not in excess of the amount that Borrower otherwise remains eligible to receive pursuant to Section 2.1(b) above with respect to Hotel Predevelopment Expenditures but for the existence of the Additional Advance End Date, which funds (together with any applicable funds received from Mezzanine Lender for such purpose) shall be held in the Hotel Predevelopment Expenditure Reserve Account and disbursed by Administrative Agent only for the payment of Hotel Predevelopment Expenditures on and subject to the same terms and conditions applicable to the making of Additional Advances for Hotel Predevelopment Expenditures (other than conditions contained in clauses (iv) (to the extent satisfied in connection with the making of the entire Additional Advance on the Additional Advance End Date) and (viii) of Section 2.1(b) hereof).
(e)    Fees Payable to Borrower Parties. Notwithstanding anything to the contrary herein, prior to the date that the Project is Complete, no Borrower Party shall be paid any fee with respect to the Property or the Project or from any proceeds of the Loan, any Reserve Accounts or any Revenues with respect to the Property, other than those portions of the Permitted Construction Management Fees that are permitted to paid prior to Completion of the Project and any ongoing property management fees paid to the Manager pursuant to the Management Agreement. As used herein, "Permitted Construction Management Fees" means construction management fees (or similar) to be paid to Manager pursuant to the Management Agreement in connection with the Project in an amount not to exceed $1,280,000.00 in the aggregate (the "Construction Management Fee Cap") while the Loan is outstanding, payable solely at the following times and in the following amounts (i) a fee in the amount not to exceed fifty percent and 00/100 percent (50.00%) of such aggregate fees due or to become due under the Management Agreement to be paid from Additional Advances for Project Expenditures prior to Completion of the Project, on a percentage of completion basis, and (ii) from and after the date that the Project is Complete, the remaining fees due or to become due under the Management Agreement, subject to the Construction Management Fee Cap.
Section 2.2.     Interest Rate.
2.2.1    Interest Calculation. Subject to Section 2.2.2, interest on the Outstanding Principal Balance shall accrue from the Closing Date until the Debt is repaid in full at the Interest Rate, and during the continuance of an Event of Default, at the Default Rate. Interest on the Outstanding Principal Balance shall be calculated by multiplying (a) the actual number of days elapsed in the period for which the calculation is being made by (b) a daily rate based on the Interest Rate (or the Default Rate, if applicable) and a three hundred sixty (360) day year, by (c) the Outstanding Principal Balance.
2.2.2    Usury Savings. This Agreement, the Note and the other Loan Documents are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Outstanding Principal Balance at a rate which could subject Lender or Administrative Agent to either civil or criminal liability as a result of being in excess of the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Loan and as provided for herein or the other Loan Documents, under the laws of the state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan. If, by the terms of this Agreement or the other Loan Documents, Borrower is at any time required or obligated to pay interest at a rate in excess of the amount allowed pursuant to this Section, the Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the rate that is
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not in excess of the amount allowed pursuant to this Section and all previous payments in excess of such maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to any Lender or Administrative Agent for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable Legal Requirements, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the maximum legal rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.
Section 2.3.     Loan Payment.
2.3.1    Required Payments. Borrower shall pay to Administrative Agent, for the account of the Lenders, on the Closing Date an amount equal to interest only on the Outstanding Principal Balance from the Closing Date up to but not including September 8, 2018. Borrower shall pay to Administrative Agent, for the account of the Lenders, on the Payment Date in October, 2018 (which shall be the first Payment Date hereunder) and on each Payment Date thereafter up to and including the Maturity Date, the Monthly Payment Amount, which payments (prior to an Event of Default) shall be applied (i) first to amounts due and payable with respect to the Loan other than principal and interest (but including interest at the Default Rate), and then (ii) to accrued and unpaid interest at the Interest Rate, and then (iii) to the Outstanding Principal Balance. Borrower shall pay the entire Debt to Administrative Agent on the Maturity Date. So long as no Event of Default then exists and except in respect of Net Proceeds, all payments received by Administrative Agent with respect to the Loan shall be applied by each Lender to amounts due with respect to each Note on a pro rata and pari passu basis, based on the outstanding principal amount due under each Note and the interest rate applicable thereto; provided, however, that (A) all payments received by Administrative Agent and any amounts applied by each Lender during the continuance of an Event of Default and (B) any Net Proceeds applied to repay the Loan as provided herein, shall, in each case, be applied by Administrative Agent to amounts due with respect to the Notes in such order and priority as Administrative Agent shall determine in its sole discretion. It is acknowledged that Lender intends for Note A to be a senior note and Note B to be a junior note.
2.3.2    Late Payment Charge. If any principal, interest or any other sums due under the Loan Documents is not paid by Borrower by the date on which it is due, Borrower shall pay to Administrative Agent upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable Legal Requirements in order to defray the expense incurred by Administrative Agent and Lender in handling and processing such delinquent payment and to compensate Administrative Agent and Lender for the loss of the use of such delinquent payment. Any such amount shall be secured by the Security Instrument and the other Loan Documents to the extent permitted by applicable Legal Requirements. Notwithstanding the foregoing, no late payment charge shall apply to the failure to pay the entire Outstanding Principal Balance of the Loan when due, whether upon acceleration, or otherwise.
2.3.3    Payments Generally. For purposes of making payments hereunder, but not for purposes of calculating Interest Periods, if the day on which such payment is due is not a Business Day, then amounts due on such date shall be due on the immediately preceding Business Day. All amounts due pursuant to this Agreement and the other Loan Documents shall be payable without setoff, counterclaim, defense or any other deduction whatsoever. Except as otherwise specifically provided herein, all payments and prepayments under the Loan Documents shall be made to Administrative Agent not later than 1:00 P.M., New York City time, on the date when due and shall be made in lawful money of the United States of America in immediately available funds at Administrative Agent's office or as otherwise directed by Administrative Agent, and any funds received by Administrative Agent after such time shall, for
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all purposes hereof, be deemed to have been paid on the next succeeding Business Day. While an Event of Default exists, any prepayment shall be applied to payments of principal of the Loan and other amounts due under the Loan Documents in such order and priority as Administrative Agent may determine in its sole discretion. All payments received by Administrative Agent during the existence of an Event of Default on any day other than a Payment Date (other than an Event of Default resulting from a failure to repay the Debt on the Maturity Date) shall be deemed to have been made on the next occurring Payment Date.
2.3.4    Voluntary Prepayments.
(a)    Except as otherwise expressly provided herein, Borrower shall not have the right to prepay the Loan in whole or in part prior to the Scheduled Maturity Date. On any Business Day Borrower may, at its option and upon at least twenty (20) days prior written notice to Administrative Agent specifying the Business Day on which such prepayment is to be made (which notice may be revoked by Borrower at any time prior to such date provided that Borrower shall reimburse Administrative Agent and Lender for any costs incurred by Administrative Agent and Lender as a result of such revocation), prepay the Debt in whole, but not in part (except as otherwise expressly permitted under this Agreement), provided that such prepayment is accompanied by (i) all interest accrued on the amount of the Loan being so prepaid through and including the last day of the Interest Period in effect as of such date on which the prepayment is made, (ii) all other sums due and payable under this Agreement and the other Loan Documents, including, but not limited to all of Administrative Agent's and Lender's costs and expenses (including reasonable attorney's fees and disbursements) incurred thereby in connection with such prepayment, and (iii) the Exit Fee applicable to such payment and, if paying the Debt in full, the Minimum Multiple, if applicable (provided that the payment of the principal portion of the Monthly Payment Amount shall not require the concurrent payment of the Exit Fee otherwise applicable thereto, and such portion of the Exit Fee shall be due and payable on the Maturity Date). Administrative Agent shall execute and deliver to or at the direction of Borrower, upon the written request and at the expense of Borrower, upon payment in full of the Debt in accordance with the terms and provisions of this Agreement, such documents as may be necessary to release the lien of the Security Instrument in form and content reasonably acceptable to Administrative Agent. Irrespective of the time of the final repayment of the Loan in full, whether on the Maturity Date, by prepayment, or in connection with an acceleration of the Loan after the occurrence of an Event of Default, the Loan shall be subject to the requirement (the "Minimum Multiple") that the cumulative amount received by Lender and Mezzanine Lender of the Spread component of all interest payments for the Loan and the Mezzanine Loan (which Spread component shall exclude, without limitation, any amount paid on account of LIBOR, any increase in interest rate to the Default Rate, any origination fee paid, any Exit Fee paid, any extension fee paid by Borrower or Mezzanine Borrower at any time and any similar amounts) shall not be less than the Minimum Multiple Amount. If the Minimum Multiple has not been satisfied as of the date of final repayment of the Loan, Borrower's final prepayment or repayment shall, in addition to all other amounts required to be paid hereunder, include the amount necessary to satisfy the Minimum Multiple. For the avoidance of doubt, the Exit Fee and the Minimum Multiple are earned as of the Closing Date, and immediately due and payable in connection with the repayment in full of the Debt and/or in the event the Debt is accelerated after the occurrence of an Event of Default.
(b)    Special Mezzanine Loan Advance. In addition, Borrower shall be permitted to partially prepay the Loan at any time from the proceeds of one or more Special Mezzanine Loan Advances, which prepayment shall (i) be applied solely to the repayment of that portion of the Outstanding Principal Balance (and accrued interest thereon) evidenced by such Note(s) as elected by Mezzanine Loan Administrative Agent and with respect to which the holder thereof has agreed to accept such repayment (it being acknowledged that Borrower has no obligation to force any such Lender to accept such repayment), (ii) not require the payment of any Minimum
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Multiple or Exit Fee, and (iii) not require any act on the part of Borrower (it being agreed that each applicable Lender shall accept such payment directly from Mezzanine Loan Administrative Agent and shall have the right to rely on any notice from Mezzanine Loan Administrative Agent indicating that Mezzanine Lender is making a Special Mezzanine Loan Advance directly to such Lender for the purposes described above without having to determine whether Mezzanine Lender has made such Special Mezzanine Loan Advance in accordance with the requirements of the Mezzanine Loan Agreement); provided that Borrower shall nonetheless cooperate with respect to any Special Mezzanine Loan Advance as set forth in Article VII. In connection with the making of a Special Mezzanine Loan Advance, if Mezzanine Loan Administrative Agent elects to repay any Additional Advance Note (even if such Additional Advance Note balance is currently zero), Mezzanine Lender shall be deemed to assume the obligation of the Additional Advance Lenders to make additional advances of the Mezzanine Loan (on the terms and conditions contained in the Mezzanine Loan Agreement) in the amount of the unfunded Additional Advances evidenced by such Additional Advance Note and the holder of such Note hereunder shall have no further obligations to make such Additional Advances so assumed. From and after the making of any Special Mezzanine Loan Advance, (A) the Loan Amount shall be reduced (and such term deemed to be modified to reflect such reduction) by that portion of the Special Mezzanine Loan Advance that has repaid a portion of the Outstanding Principal Balance, and the amount of the Additional Advances required hereunder that have been assumed by Mezzanine Lender; (B) the Loan Amount (Note B) shall be reduced (and such term deemed to be modified to reflect such reduction) by that portion of the Special Mezzanine Loan Advance that has repaid a portion of the Outstanding Principal Balance evidenced by Note B, and the amount of the Additional Advances required hereunder with respect to Note B that have been assumed by Mezzanine Lender; (C) the Maximum Additional Advance Amount shall be reduced (and such term deemed to be modified to reflect such reduction) by the amount of the Additional Advances required hereunder that have been assumed by Mezzanine Lender; and (D) the term Pro Rata Share shall be deemed to be revised to mean, (1) with respect to the Additional Advance Lenders, a fraction (expressed as percentage) where the numerator is the amount of Additional Advances that the Additional Advance Lenders remain obligated to make under this Agreement, and the denominator is the sum of (y) the amount of Additional Advances that the Additional Advance Lenders remain obligated to make under this Agreement, plus (z) the amount of Mezzanine Loan Additional Advances that the Mezzanine Lender remains obligated to make under the Mezzanine Loan Agreement, and (2) with respect to Mezzanine Lender, a fraction (expressed as percentage) where the numerator is the amount of Mezzanine Loan Additional Advances that Mezzanine Lender remains obligated to make under the Mezzanine Loan Agreement, and the denominator is the sum of (y) the amount of Additional Advances that the Additional Advance Lenders remain obligated to make under this Agreement, plus (z) the amount of Mezzanine Loan Additional Advances that the Mezzanine Lender remains obligated to make under the Mezzanine Loan Agreement. From and after the making of any Special Mezzanine Loan Advance, all references in the Loan Documents to any Note that has been repaid (or with respect to which the obligation to make Additional Advances has been assumed by Mezzanine Lender, as the case may be) shall be of no further force or effect, and, if applicable, the Monthly Payment Amount shall be recalculated to account for such prepayment. Borrower and Lender acknowledge and agree that Mezzanine Loan Administrative Agent and Mezzanine Lender are each an intended third-party beneficiary of the right to prepay the Loan from the proceeds of a Special Mezzanine Loan Advance as described above, and that such provisions shall not be modified or waived without Mezzanine Loan Administrative Agent's and Mezzanine Lender's prior written consent.
2.3.5    Mandatory Prepayments. On the next occurring Payment Date following the date on which Administrative Agent actually receives any Net Proceeds, if Administrative Agent is not obligated, or does not elect pursuant to the terms hereof (to the extent it has a right to such election under the Loan Documents), to make such Net Proceeds available to Borrower for Restoration, Borrower is hereby deemed to have authorized Administrative Agent to apply such Net Proceeds as a prepayment of the Outstanding Principal Balance, together with unpaid
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interest thereon, and any other portion of the Debt, in an amount equal to the lesser of one hundred percent (100%) of such Net Proceeds or the amount of the Debt, and to remit any remaining Net Proceeds, if any, to Mezzanine Loan Administrative Agent to be applied in accordance with the terms of the Mezzanine Loan Documents. Notwithstanding anything to the contrary contained in the Loan Documents, so long as no Event of Default then exists, no Minimum Multiple shall be due in connection with any prepayment made pursuant to this Section 2.3.5 (but, for the avoidance of doubt, the parties agree that the Exit Fee is a deferred financing fee and is applicable to any such prepayment).
2.3.6    Taxes.
(a)    Payment of Taxes. Any and all payments by or on account of any obligation of Borrower under any Loan Document shall be made free and clear of and without deduction or withholding for any Taxes, except as required by applicable Legal Requirements. If any Legal Requirement requires the deduction or withholding of any Tax from any such payment, then Borrower shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Legal Requirements and, if such Tax is an Indemnified Tax, the sum payable by Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.3.6(a)) the applicable Lender receives an amount equal to the sum it would have received had no such deduction or withholding been made. Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Legal Requirements any Other Taxes. Borrower shall pay to Administrative Agent within ten (10) days after demand therefor, the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.3.6(a)) payable or paid by such Lender or required to be withheld or deducted from a payment to such Lender and any expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by Administrative Agent shall be conclusive absent manifest error. As soon as practicable after any payment of Taxes by Borrower to a Governmental Authority pursuant to this Section 2.3.6(a), Borrower shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment satisfactory to Administrative Agent.
(b)    Status of Lender. Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments made under any Loan Document shall deliver to Borrower, (i) prior to becoming a party to this agreement or obtaining any interest in the Loan, (ii) at the time or times requested by Borrower, and (iii) if any form or certification previously delivered expires or becomes obsolete or inaccurate in any respect, such properly completed and executed documentation reasonably requested by Borrower as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, if reasonably requested by Borrower, any Lender shall deliver such other documentation prescribed by applicable Legal Requirements (or reasonably requested by Borrower) as will enable Borrower to determine whether or not such Lender is subject to backup withholding or information reporting requirements. If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower at the time or times prescribed by law and at such time or times reasonably requested by Borrower such documentation prescribed by applicable Legal Requirements (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower as may be necessary for Borrower to comply with its obligations under FATCA and
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to determine that such Lender has complied with such Lender's obligations under FATCA or to determine the amount to deduct and withhold from such payment (and solely for purposes of this clause (b), "FATCA" shall include any amendments made to FATCA after the date of this Agreement and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with FATCA).
(c)    Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund in respect of any Taxes as to which it has been indemnified pursuant to this Section 2.3.6 (including by the payment of additional amounts pursuant to this Section 2.3.6(c)), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.3.6 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 2.3.6(c) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.3.6(c), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 2.3.6(c) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 2.3.6(c) shall not be construed to require any indemnified party to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the indemnifying party or any other Person.
(d)    Survival. Each party's obligations under this Section 2.3.6 shall survive any assignment of rights by, or the replacement of, a Lender and/or Administrative Agent, the termination of the commitments to make Additional Advances, and the repayment, satisfaction or discharge of all obligations under any Loan Document.
(e)    Designation of a Different Lending Office. If any Lender requests compensation under Section 2.3.8, or requires Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.3.6(a), then such Lender shall (at the request of Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loan hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to such Sections 2.3.6 or 2.3.8, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Borrower hereby agrees to pay all costs and expenses incurred by any Lender in connection with any such designation or assignment.
2.3.7    Breakage Indemnity. Borrower shall indemnify Administrative Agent and Lenders against any Losses which Administrative Agent and/or any Lender may actually sustain or incur in liquidating or redeploying deposits from third parties acquired to effect or maintain the Loan or any part thereof as a consequence of (i) any payment or prepayment of the Loan or any portion thereof made on a date other than a Payment Date and (ii) any failure to pay the Debt or any part thereof or interest accrued thereon, as and when due and payable (at the date thereof or otherwise, and whether by acceleration or otherwise). Administrative Agent shall deliver to Borrower a statement for any such sums which it or any Lender is entitled to receive pursuant to this Section 2.3.7, which statement shall be binding and conclusive absent manifest error.
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Borrower's obligations under this Section 2.3.7 are in addition to Borrower's obligations to pay any Minimum Multiple and Exit Fee applicable to a payment or prepayment of the Outstanding Principal Balance.
2.3.8    Legal Requirements. If any Change in Law shall (a) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the determination of the LIBOR rate hereunder), (b) subject any Lender to any Taxes (other than (i) Indemnified Taxes, (ii) Taxes described in clauses (ii) through (iv) of the definition of Indemnified Taxes, and (iii) Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, or (c) impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loan made by such Lender or participation therein, and the result of any of the foregoing circumstances described in clauses (a) through (c) shall be to increase the cost to such Lender of making, converting to, continuing or maintaining the Loan or of maintaining its obligation to make the Loan, or to reduce the amount of any sum received or receivable by such Lender (whether of principal, interest or any other amount) then, in any such case, upon request of such Lender, Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered. If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender's holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loan made by such Lender, to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in this Section 2.3.8 and delivered to Borrower shall be conclusive absent manifest error. Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.3.8 shall not constitute a waiver of such Lender's right to demand such compensation; provided that Borrower shall not be required to compensate a Lender pursuant to this Section 2.3.8 for any increased costs incurred or reductions suffered more than twelve (12) months prior to the date that such Lender notifies Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender's intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the twelve-month period referred to above shall be extended to include the period of retroactive effect thereof). Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Property Taxes or other charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for property tax purposes by reason of the Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, or if payment of any Tax by Borrower required hereunder is unlawful, unenforceable, taxable to Lender, or provides the basis for a defense of usury, then in either such case Administrative Agent shall have the option by written notice of not less than one hundred eighty (180) days to declare the Debt immediately due and payable (and any failure to repay the Debt by the end of such 180-day period shall be an Event of Default).
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2.3.9    Allocation of Fees among Noteholders. Notwithstanding anything to the contrary contained herein, the following amounts will be allocated as set forth in this Section:
(a)    Exit Fee. The entire Exit Fee is allocated to the holders of Note B (on a pro rata basis among such holders).
(b)    Minimum Multiple. The Minimum Multiple paid by Borrower will be allocated among Note A, Note B, and the Mezzanine Loan as follows:
(1)    First, the Minimum Multiple Amount will be allocated among Note Class A-1 (as defined below), Note Class A-2 (as defined below), Note Class B-1 (as defined below), Note Class B-2 (as defined below), and Mezzanine Loan using the following proportions: the numerators shall be (i) Note Class A-1: the product of (x) the full commitment amount of the Note Class A-1 multiplied by (y) the Spread applicable to the Note Class A-1; (ii) Note Class A-2: the product of (x) the full commitment amount of the Note Class A-2 multiplied by (y) the Spread applicable to the Note Class A-2; (iii) Note Class B-1: the product of (x) the full commitment amount of the Note Class B-1 multiplied by (y) the Spread applicable to the Note Class B-1; (iv) Note Class B-2: the product of (x) the full commitment amount of the Note Class B-2 multiplied by (y) the Spread applicable to the Note Class B-2; and (v) with respect to the Mezzanine Loan, the product of (x) the full commitment amount of the Mezzanine Loan multiplied by (y) the Spread (as defined in the Mezzanine Loan Agreement) applicable to the Mezzanine Loan. The denominator shall be in all cases the sum of all of the numerators above. For the purposes of this Section 2.3.9(b), "Note Class A-1" shall mean collectively Note A-1 and Note A-1F, "Note Class A-2" shall mean collectively Note A-2 and Note A-2F, "Note Class B-1" shall mean collectively Note B-1 and Note B-1F, and "Note Class B-2" shall mean collectively Note B-2 and Note B-2F.
(2)    Second, the Minimum Multiple shall be calculated with respect to Note Class A-1 using the formula set forth in the definition thereof, but substituting the Minimum Multiple Amount that is allocated to the Note Class A-1 as determined in paragraph (1) above and only including payments made for the benefit of Note Class A-1; the process will be repeated for Note Class A-2, Note Class B-1 and Note Class B-2 and the Minimum Multiple paid by Borrower will be paid to Note Class A-1 up to the allocated amount, then to Note Class A-2 up to the allocated amount, then to Note Class B-1 up to the allocated amount, then to Note Class B-2 up to the allocated amount and then the remainder to the Mezzanine Loan.
(3)    Third, the Minimum Multiple payable to the Note Class A-1 will be allocated between the holders of Note A-1 and Note A-1F by repeating the process described in clauses (1) and (2) above with respect to such Notes, with the Minimum Multiple paid first to Note A-1 and then Note A-1F. The Minimum Multiple will be allocated between the notes that comprise Note Class A-2, Note Class B-1, Note Class B-2 and the Mezzanine Loan in a similar fashion.
(c)    Required Pay Down. The Required Pay Down is allocated to the Notes on a pro rata and pari passu basis.
(d)    Release Amount. The Release Amount is allocated to the Notes on a pro rata and pari passu basis.
(e)    Administration Fees. Any processing or administration fees (if applicable) and any fee(s) payable in connection with the making of an Additional Advance or the release of any portion of the Property from the liens of the Loan Documents as may be permitted hereunder or other similar fees payable to Lender hereunder in connection with the granting of requests for
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approvals (but not including assumption fees, which shall be paid to the Lenders on a pro rata basis, if applicable), shall be allocated to Administrative Agent.
2.3.10    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any of the Loan Documents or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any of the Loan Documents, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
ARTICLE III

CASH MANAGEMENT; RESERVE ACCOUNTS
Section 3.1.     Cash Management. Concurrently herewith, Borrower (a) shall establish the Clearing Account and execute and deliver to Administrative Agent the Clearing Account Agreement and the Cash Management Agreement, and (b) shall (or shall cause Manager to) (i) deliver a written instruction to all tenants under Leases in a form reasonably acceptable to Administrative Agent instructing that all Revenues be paid directly to the Clearing Account, and (ii) deposit all Revenues received by Borrower or Manager into the Clearing Account within one (1) Business Day after receipt (other than security deposits paid by tenants pursuant to any Leases, except to the extent any such security deposit has become forfeited to Borrower pursuant to the terms and conditions of any Lease). Borrower shall send a copy of each such instruction letter sent as provided above, together with evidence that the same has been sent, to Administrative Agent within five (5) Business Days after delivery of such notice. Without the consent of Administrative Agent, neither Borrower nor Manager shall terminate, amend, revoke or modify any such instruction letter in any manner whatsoever, or direct or cause any Person to pay any amount in any manner other than as provided in the related instruction letter. On each Business Day, funds on deposit in the Clearing Account shall be transferred to the account of Borrower designated in the Clearing Account Agreement until such time as Administrative Agent (or its Servicer) has notified Clearing Bank of the existence of a Cash Management Event, from and after which time (until Administrative Agent (or its Servicer) has notified Clearing Bank that no Cash Management Event exists), on each Business Day all such funds shall be transferred to the Cash Management Account (or as otherwise directed by Administrative Agent or its Servicer). So long as no Event of Default shall have occurred and be continuing (and thereafter at Administrative Agent's sole option and discretion) funds on deposit in the Cash Management Account (other than any (y) Revenues paid more than one (1) month in advance ("Prepaid Revenues"), which shall be retained in the Cash Management Account until payment thereof is due under the applicable Lease, and (z) Extraordinary Lease Payments, which shall be held and disbursed in accordance with Section 3.2(e) below), shall be applied on each Payment Date in the following amounts and order of priority:
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(a)    First, to the Tax Reserve Account the amount required pursuant to Section 3.2(a) hereof;
(b)    Second, to the Insurance Reserve Account the amount required pursuant to Section 3.2(b) hereof;
(c)    Third, to (or as directed by) Administrative Agent the Monthly Payment Amount;
(d)    Fourth, to the other Reserve Accounts the amounts required pursuant to the applicable clauses in Section 3.2 hereof;
(e)    Fifth, to Administrative Agent to pay any other amounts then due Administrative Agent and/or Lenders under the Loan Documents;
(f)    Sixth, to Borrower for payments of monthly Operating Expenses in the amount described in the Approved Annual Budget for the month in which such Payment Date occurs (less the amount of any Excess Disbursement received by Borrower for any prior Payment Date that has not already been deducted pursuant to this clause (f), the amount of which Excess Disbursement (if any) shall be certified to Administrative Agent in writing by Borrower) (provided, however, at Administrative Agent's discretion, Administrative Agent shall reduce the amount to be disbursed to Borrower pursuant to this clause (f) by the amount that Borrower demonstrates to Administrative Agent's satisfaction that Borrower has paid (or will pay) from its own funds toward the payment of such monthly Operating Expenses up the amount then payable to Mezzanine Loan Administrative Agent pursuant to clause (g) below);
(g)    Seventh, to (or as directed by) Mezzanine Loan Administrative Agent the amount specified in the Mezzanine Loan Monthly Debt Service Notice Letter;
(h)    Eighth, to Borrower for payments of Operating Expenses and Capital Expenditures not set forth in the Approved Annual Budget that are approved by Administrative Agent and by Mezzanine Loan Administrative Agent pursuant to the Mezzanine Loan Documents, if any (less the amount of any Excess Disbursement received by Borrower for any prior Payment Date that has not already been deducted pursuant to clause (f) above or this clause (h), the amount of which Excess Disbursement (if any) shall be certified to Administrative Agent in writing by Borrower);
(i)    Ninth, (A) if a Cash Management Event exists other than one described in clause (d), (e) or (f) of the definition thereof, any amounts remaining in the Cash Management Account ("Excess Cash Flow") shall be held by Administrative Agent in a deposit account established by Administrative Agent from time to time ("Excess Cash Flow Reserve Account") as additional collateral for the Obligations, or (B) if a Cash Management Event described in clause (d) of the definition thereof exists (but no other Cash Management Event exists), all Excess Cash Flow shall be paid to or as directed by Mezzanine Loan Administrative Agent, (C) if a Cash Management Event described in clause (e) of the definition thereof exists (but no other Cash Management Event exists), all Excess Cash Flow shall be held by Administrative Agent in the Cash Sweep Tenant Reserve Account, or (D) if a Cash Management Event described in clause (f) of the definition thereof exists (but no other Cash Management Event exists), all Excess Cash Flow shall be held by Administrative Agent in the Key Tenant Reserve Account. So long as no Event of Default then exists, Administrative Agent shall disburse to Borrower (or, if Administrative Agent has been notified of the existence of a Mezzanine Loan Event of Default, to Mezzanine Loan Administrative Agent) any funds held by Administrative Agent in the Excess Cash Flow Reserve Account on the Payment Date next following the end of the applicable Cash Management Event.
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Section 3.2.     Required Deposits.
(a)    Tax Reserve Account. Borrower shall (i) on the Closing Date, deposit with Administrative Agent the applicable amount shown on Administrative Agent's settlement statement (if any), and (ii) on each Payment Date commencing with the Payment Date in October, 2018 deposit with Administrative Agent the amount that Administrative Agent estimates will be necessary in order to accumulate (together with the initial deposit made on the Closing Date and projected monthly deposits thereafter) sufficient funds to pay, at least thirty (30) days prior to their respective due dates, all Property Taxes due within the ensuing twelve (12) months. Such amounts will be held in a deposit account established by Administrative Agent from time to time (the "Tax Reserve Account"). Provided no Event of Default shall then exist, Administrative Agent will apply the funds in the Tax Reserve Account to payments of the Property Taxes for which such funds have been reserved. In making any such payment, Administrative Agent may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy thereof. If Administrative Agent so elects at any time, Borrower shall provide, at Borrower's expense, a tax service contract for the term of the Loan issued by a tax reporting agency acceptable to Administrative Agent. If Administrative Agent does not so elect, Borrower shall reimburse Administrative Agent for the cost of making annual tax searches throughout the term of the Loan.
(b)    Insurance Reserve Account. Borrower shall (i) on the Closing Date, deposit with Administrative Agent the applicable amount shown on Administrative Agent's settlement statement (if any), and (ii) on each Payment Date commencing with the Payment Date in October, 2018 deposit with Administrative Agent the amount that Administrative Agent estimates will be necessary in order to accumulate (together with the initial deposit made on the Closing Date and projected monthly deposits thereafter) sufficient funds to pay, at least thirty (30) days prior to its expiration, all premiums payable for the Required Policies ("Insurance Premiums") due within the ensuing twelve (12) months. Such amounts will be held in a deposit account established by Administrative Agent from time to time (the "Insurance Reserve Account"). Provided no Event of Default shall then exist, Administrative Agent will apply the funds in the Insurance Reserve Account to payments of Insurance Premiums for Required Policies. In making any such payment, Administrative Agent may do so according to any bill, statement or estimate procured from an insurer or agent without inquiry into the accuracy thereof. Notwithstanding the foregoing, Borrower's obligation to make the monthly deposits for Insurance Premiums required above shall be suspended as long as the following conditions remain satisfied: (A) no Event of Default then exists; (B) Borrower or an Affiliate thereof maintains a blanket insurance policy that provides the coverages required by Section 5.1.11 of this Agreement with respect to the Property; and (C) Borrower delivers to Administrative Agent, evidence that the premium due for such blanket insurance policy has been paid and that such blanket insurance policy is in full force and effect at least thirty (30) days prior to the date on which such policy is scheduled to expire. If at any time any one of the foregoing conditions is not satisfied, Borrower shall, within five (5) Business Days after Administrative Agent's written demand, deposit with Administrative Agent immediately available funds in the amount determined in good faith by Administrative Agent to be sufficient (together with projected monthly deposits) to pay the Insurance Premium due for the coverages required hereunder at least thirty (30) days prior to the date the same is payable, and commence making monthly deposits for on the immediately following Payment Date in the amounts described above.
(c)    Immediate Repair Reserve Account. On the Closing Date, Borrower shall deposit with Administrative Agent the amount(s) set forth on Schedule I. Such amounts will be held in a deposit account established by Administrative Agent from time to time (the "Immediate Repair Reserve Account"). Amounts so deposited with Administrative Agent shall be disbursed (if at all) as provided in Section 3.3 below only for the payment of costs and expenses incurred in connection with the completion by Borrower of the Immediate Repairs.
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(d)    Capital Expenditures Reserve Account. Borrower shall (i) on the Closing Date, deposit with Administrative Agent the applicable amount shown on Administrative Agent's settlement statement (if any), and (ii) on each Payment Date commencing with the Payment Date in October, 2021 deposit with Administrative Agent $24,689.00. Such amounts will be held in a deposit account established by Administrative Agent from time to time (the "Capital Expenditure Reserve Account"). Amounts so deposited with Administrative Agent shall be disbursed (if at all) as provided in Section 3.3 below only for the payment of Approved Capital Expenditures.
(e)    TI/LC Reserve Account. Borrower shall (i) on the Closing Date, deposit with Administrative Agent the applicable amount shown on Administrative Agent's settlement statement (if any), and (ii) deposit with Administrative Agent all Extraordinary Lease Payments paid to Borrower or Manager. Such amounts will be held in a deposit account established by Administrative Agent from time to time (the "TI/LC Reserve Account"). Amounts so deposited with Administrative Agent pursuant to this Section 3.2(e) shall be disbursed (if at all) as provided in Section 3.3 below only for the payment of Leasing Expenditures; provided, however, (A) the amount of any Extraordinary Lease Payments described in clauses (a) and (b) of the definition thereof that are deposited in the TI/LC Reserve Account shall only be released to Borrower upon satisfaction of the following conditions: (1) Borrower shall have entered into one or more replacement Leases for the space previously demised pursuant to the Lease with respect to which such Extraordinary Lease Payment was paid that either has been approved by Administrative Agent or, if Administrative Agent's approval was not required, comply with the Lease Requirements, and which Lease(s) provide (in the aggregate) for rent and recoveries at least equal to the lesser of (y) that which would have been payable under the Lease that has been terminated and (z) the rent and recoveries set forth in the Lease Requirements applicable to such demised space; and (2) the tenant(s) under such replacement Lease(s) have delivered to Administrative Agent an estoppel certificate reasonably acceptable to Administrative Agent, certifying among other things, that its Lease is in effect and such tenant is in occupancy, and (B) so long as no Event of Default then exists, the amount of any Extraordinary Lease Payments described in clause (c) of the definition thereof shall, to the extent the same are to reimburse Borrower or pay for capital improvement costs with respect to the Property pursuant to the applicable Lease that were paid by Borrower from its own funds and are not capital expenditures for which Borrower has received (nor for which Borrower will request) an Additional Advance and/or a disbursement from any applicable Reserve Account to reimburse Borrower for the same, be disbursed to Borrower upon delivery to Administrative Agent of reasonably acceptable evidence that such amounts paid by any applicable tenant satisfy the foregoing requirement.
(f)    Project Expenditure Reserve Account. At any time Administrative Agent shall have determined in good faith that a Balancing Event exists, Borrower shall deliver to Administrative Agent immediately available funds in the amount necessary to cause such Balancing Event to no longer exist within five (5) Business Days after Administrative Agent's written demand therefor. Such amounts will be held in a deposit account established by Administrative Agent from time to time (the "Project Expenditure Reserve Account"). So long as no Event of Default then exists, the funds in the Project Expenditure Reserve Account shall be disbursed by Administrative Agent in the same manner, and subject to the same terms and conditions applicable to, the making of Additional Advances, but solely for purposes of paying for the applicable line items for which such funds were deposited into the Project Expenditure Reserve Account on account of the applicable Balancing Event.
(g)    Cash Sweep Tenant Reserve Account. All Excess Cash Flow held by Administrative Agent pursuant to clause (C) of Section 3.1(i) shall be deposited in an account established by Administrative Agent from time to time (the "Cash Sweep Tenant Reserve Account"). Amounts so deposited with Administrative Agent shall be disbursed (if at all) to Borrower only for the payment of Leasing Expenditures with respect to the space previously demised under the Cash Sweep Lease that was the subject to the applicable Cash Sweep Tenant
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Event upon satisfaction of (i) the conditions set forth in Section 3.3 below applicable to Leasing Expenditures and (ii) the following additional conditions: (1) Borrower shall have entered into one or more Leases for the space previously demised pursuant to the Cash Sweep Lease that was the subject of the applicable Cash Sweep Tenant Event, which Lease(s) have either been approved by Administrative Agent or, if Administrative Agent's approval was not required, comply with the Lease Requirements; and (2) each tenant under each such Lease has delivered to Administrative Agent an estoppel certificate reasonably acceptable to Administrative Agent, certifying among other things, that its Lease is in effect and such tenant is in occupancy. Notwithstanding anything to the contrary set forth herein, if the balance of funds in the Cash Sweep Tenant Reserve Account exceed the amount necessary to pay for all of the outstanding Leasing Expenditures for all of the space previously demised under any Cash Sweep Lease that was the subject of a Cash Sweep Tenant Event, as determined by Administrative Agent in good faith, Borrower shall have the right to request, and Administrative Agent shall disburse, funds from the Cash Sweep Tenant Reserve Account for the payment of Leasing Expenditures for other space at the Property, upon satisfaction of the applicable disbursement conditions set forth in Section 3.3 below.
(h)    Key Tenant Reserve Account. All Excess Cash Flow held by Administrative Agent pursuant to clause (D) of Section 3.1(i) shall be deposited in an account established by Administrative Agent from time to time (the "Key Tenant Reserve Account"). Amounts so deposited with Administrative Agent shall be disbursed (if at all) to Borrower only for the payment of Leasing Expenditures with respect to the space previously demised under the Key Tenant Lease that was the subject to the applicable Key Tenant Reduction Event upon satisfaction of (i) the conditions set forth in Section 3.3 below applicable to Leasing Expenditures and (ii) the following additional conditions: (1) Borrower shall have entered into one or more Leases for the space previously demised pursuant to the Key Tenant Lease that was the subject of the applicable Key Tenant Reduction Event, which Lease(s) have either been approved by Administrative Agent or, if Administrative Agent's approval was not required, comply with the Lease Requirements; and (2) each tenant under each such Lease has delivered to Administrative Agent an estoppel certificate reasonably acceptable to Administrative Agent, certifying among other things, that its Lease is in effect and such tenant is in occupancy. Notwithstanding anything to the contrary set forth herein, if the balance of funds in the Key Tenant Reserve Account exceed the amount necessary to pay for all of the outstanding Leasing Expenditures for all of the space previously demised under any Key Tenant Lease that was the subject of a Key Tenant Reduction Event, as determined by Administrative Agent in good faith, Borrower shall have the right to request, and Administrative Agent shall disburse, funds from the Key Tenant Reserve Account for the payment of Leasing Expenditures for other space at the Property, upon satisfaction of the applicable disbursement conditions set forth in Section 3.3 below.
(i)    National Securities Outstanding TI Reserve Account. Borrower shall on the Closing Date, deposit with Administrative Agent the sum of $638,913.78. Such amounts will be held in a deposit account established by Administrative Agent from time to time (the "National Securities Outstanding TI Reserve Account"). Amounts so deposited with Administrative Agent shall be disbursed (if at all) as provided in Section 3.3 below only for the payment of Leasing Expenditures pursuant to the Lease with National Securities.
(j)    Fire Alarm Upgrade Reserve Account. Borrower shall on the Closing Date, deposit with Administrative Agent the sum of $160,348.00. Such amounts will be held in a deposit account established by Administrative Agent from time to time (the "Fire Alarm Upgrade Reserve Account"). Amounts so deposited with Administrative Agent shall be disbursed (if at all) as provided in Section 3.3 below only for the payment of costs and expenses incurred in connection with the completion by Borrower of the Fire Alarm Upgrades. Borrower shall complete the Fire Alarm Repairs on or before November 30, 2018 (which deadline shall be
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extended on a day-for-day basis for each day during which performance of such obligations was prevented on account of an event or circumstance constituting a Force Majeure; provided, however, in no event shall such deadline be extended for a period longer than sixty (60) days in the aggregate). At Administrative Agent's option, it shall be an Event of Default (if Administrative Agent so notifies Borrower in writing) if Borrower does not complete the Fire Alarm Upgrades by such required deadline (as extended as provided above).
(k)    Elevator Modernization and Interiors Reserve Account. Borrower shall on the Closing Date, deposit with Administrative Agent the sum of $810,919.50. In addition, Borrower shall deposit with Administrative Agent the amounts set forth in Section 5.1.14 hereof with respect to the Elevator Modernization and Interiors Work, when required pursuant to Section 5.1.14 hereof. Such amounts will be held in a deposit account established by Administrative Agent from time to time (the "Elevator Modernization and Interiors Reserve Account"). Amounts so deposited with Administrative Agent shall be disbursed (if at all) as provided in Section 3.3 below only for the payment of costs and expenses incurred in connection with the completion by Borrower of the Elevator Modernization and Interiors Work. Borrower shall complete the Elevator Modernization and Interiors Work on or before May 30, 2020 (which deadline shall be extended on a day-for-day basis for each day during which performance of such obligations was prevented on account of an event or circumstance constituting a Force Majeure; provided, however, in no event shall such deadline be extended for a period longer than sixty (60) days in the aggregate). At Administrative Agent's option, it shall be an Event of Default (if Administrative Agent so notifies Borrower in writing) if Borrower does not complete the Elevator Modernization and Interiors Work by such required deadline (as extended as provided above).
(l)    Concourse Renovation Reserve Account. Borrower shall on the Closing Date, deposit with Administrative Agent the sum of $199,999.53. Such amounts will be held in a deposit account established by Administrative Agent from time to time (the "Concourse Renovation Reserve Account"). Amounts so deposited with Administrative Agent shall be disbursed (if at all) as provided in Section 3.3 below only for the payment of costs and expenses incurred in connection with the completion by Borrower of the Concourse Renovation Work. Borrower shall complete the Concourse Renovation Work on or before July 31, 2019 (which deadline shall be extended on a day-for-day basis for each day during which performance of such obligations was prevented on account of an event or circumstance constituting a Force Majeure; provided, however, in no event shall such deadline be extended for a period longer than sixty (60) days in the aggregate). At Administrative Agent's option, it shall be an Event of Default (if Administrative Agent so notifies Borrower in writing) if Borrower does not complete the Concourse Renovation Work by such required deadline (as extended as provided above).
Section 3.3.     Disbursements from the Reserve Accounts. Administrative Agent shall disburse funds from the applicable Reserve Account for the payment of costs and expenses incurred in connection with an applicable Reserve Item, but not more frequently than once in any thirty (30) day period, upon satisfaction by Borrower of each of the following conditions: (a) Borrower shall submit a written request for payment to Administrative Agent (together with evidence reasonably required by Administrative Agent to evidence satisfaction of the conditions set forth in this Section 3.3) at least ten (10) Business Days prior to the date on which Borrower requests such payment be made and specifies the Reserve Item for which such payment is requested; (b) on the date such request is received by Administrative Agent and on the date such payment is to be made, no Event of Default exists; (c) Administrative Agent shall have received (i) prior to the first request for a disbursement from a Reserve Account (and prior to any subsequent request for a disbursement where the authorized representative of Borrower has changed), a Certificate of Authority indicating the representative of Borrower that is authorized to make such request, and (ii) for each request for disbursement from a Reserve Account, an Officer's Certificate with all blanks completed and applicable attachments included; (d) Borrower
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shall have delivered to Administrative Agent copies of all applicable Leases, commission/fee agreements, bills, invoices, receipts and other documentation reasonably required by Administrative Agent with respect to the Reserve Item for which the disbursement is sought; (e) with respect to Leasing Expenditures (i) Administrative Agent shall have either approved the proposed Lease to which the requested disbursement relates (including any applicable commission/fee agreements) if such Lease requires Administrative Agent's approval hereunder, or verified that the proposed Lease to which the requested disbursement relates satisfies the Lease Requirements with respect to Leases which do not require Administrative Agent's approval hereunder, and (ii) for the disbursement of the final ten percent (10%) of any amount payable with respect to tenant improvement costs or a tenant allowance applicable to a given Lease, Borrower shall have delivered to Administrative Agent an executed tenant estoppel from the tenant under such Lease confirming that the tenant has accepted the premises demised under such Leases, that all tenant improvement obligations under such Lease have been satisfied, that Borrower has no future tenant improvement obligations under such Lease, and that the tenant has commenced paying rent, and is not entitled to any further tenant improvements, rental abatements or offsets; and (f) at Administrative Agent's option, if the disbursement request is from a Reserve Account other than the Tax Reserve Account or the Insurance Reserve Account, Borrower shall furnish Administrative Agent with a title search indicating that the Property is free from all liens, claims and other encumbrances not previously approved by Administrative Agent. Administrative Agent shall not be required to make disbursements from the Reserve Accounts (other than the Tax Reserve Account or the Insurance Reserve Account, which shall not be so limited) unless such requested disbursement is in an amount greater than $10,000 (or a lesser amount if the total amount in the applicable Reserve Account is less than $10,000, in which case only one disbursement of the amount remaining in the account shall be made). No funds shall be disbursed from a Reserve Account for the payment of a Reserve Item for which funds have been reserved in a different Reserve Account (or for a Reserve Item for which no funds have been reserved). Any amount remaining in a Reserve Account after the Debt has been paid in full shall be returned to Borrower (provided, however, if at such time Administrative Agent has received written notice that a Mezzanine Loan Event of Default then exists, such funds shall instead be deemed distributed to Borrower and shall be paid to Mezzanine Loan Administrative Agent).
Section 3.4.     Accounts Generally. If at any time Administrative Agent determines that the funds available in any Reserve Account will not be sufficient to pay for the cost or expense for which such funds have been required to be deposited with Administrative Agent hereunder by the date required therefor, or if Administrative Agent determines in good faith (based on the then-current Approved Annual Budget or on review of a physical conditions report for the Property, among other sources) to reassess its estimate of the amount reasonably necessary to be reserved for any such costs or expenses, then, at Administrative Agent's option, Borrower shall increase its monthly payments to Administrative Agent with respect to the applicable Reserve Account(s) by the amount that Administrative Agent so notifies Borrower is required and/or deposit the shortfall amount determined by Administrative Agent into the applicable Reserve Account(s) within ten (10) Business Days of notice from Administrative Agent. The insufficiency of any balance in any Reserve Account shall not relieve Borrower from its obligations under the Loan Documents. Subject to the terms and conditions of this Agreement, the Cash Management Account, the Clearing Account, and the Reserve Accounts shall be under the sole dominion and control of Administrative Agent (which dominion and control may be exercised by Servicer), Administrative Agent and Servicer shall have the sole right to make withdrawals from such accounts (without limiting the terms and conditions of this Agreement or the Clearing Account Agreement), and all costs and expenses for establishing and maintaining such accounts shall be paid by Borrower. Administrative Agent may replace such accounts or establish new accounts from time to time in its sole discretion, and Borrower hereby agrees that it shall take all action necessary to facilitate the transfer of the respective obligations, duties and rights of any applicable bank to the successor thereof selected by Administrative Agent in its sole
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discretion. Interest or other earnings that may accrue with respect to any funds held in a Reserve Account (if any) shall not be required to be remitted to Borrower or any Reserve Account and shall instead be retained by Administrative Agent (or at Administrative Agent's election, its Servicer or any other designee of Administrative Agent). The funds in the Reserve Accounts shall not constitute trust funds and may be held in Administrative Agent's name and commingled with other monies held by Administrative Agent.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES
Borrower represents and warrants as of the Closing Date (or as of such other date on which the representations and warranties contained herein are required under this Agreement to be made) that, except as set forth on Schedule V attached hereto:
Section 4.1.     Organization. Borrower and each Required SPE Entity has been duly formed and is validly existing and in good standing in the jurisdiction in which it is formed and has the requisite power and authority to own its properties and to transact the businesses in which it is now engaged. Borrower is duly qualified to do business in, and is in good standing in, the State in which the Property is located and each other jurisdiction where it is required to be so qualified in connection with its properties, businesses and operations. The organizational chart attached hereto as Schedule II shows all Persons that (a) own ten percent (10%) or more of the direct or indirect ownership interests in Borrower, and (b) Control Borrower. As of the date hereof, CP Tower Owner is Controlled by NexPoint SOF, and NexPoint SOF is Controlled by NexPoint Advisors, and NexPoint Advisors is Controlled by James D. Dondero, and CP Land Owner, LLC is Controlled by HCRE Partners, and HCRE Partners is Controlled by James D. Dondero.
Section 4.2.     Authority; Enforceability. Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Loan Documents. This Agreement and the other Loan Documents have been duly executed and delivered by or on behalf of Borrower and constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, subject only to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). The Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense by Borrower, Required SPE Entity or Guarantor, nor would the operation of any of the terms of the Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable (subject to principles of equity and bankruptcy, insolvency and other laws generally affecting creditors' rights and the enforcement of debtors' obligations).
Section 4.3.     No Conflicts. The execution, delivery and performance of this Agreement and the other Loan Documents by Borrower, Required SPE Entity, and/or Guarantor, as applicable, will not (a) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any of such Person's organizational or governing documents, (b) conflict with or result in a breach of any, or result in the creation or imposition of any lien, charge or encumbrance (other than pursuant to the Loan Documents) upon any of the property or assets of such Person pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, partnership agreement, management agreement or other agreement or instrument to which such Person is a party or by which any of such Person's property or assets is subject, or (c) result in any violation of the provisions of any Legal Requirement. Any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Borrower, Required SPE Entity, and/or
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Guarantor, as applicable, of the Loan Documents has been obtained and is in full force and effect.
Section 4.4.     Litigation; Judgments. To the best of Borrower's knowledge, there are no actions, suits or proceedings at law or in equity by or before any Governmental Authority now pending or threatened against or affecting Borrower, Required SPE Entity, Guarantor, Manager, or the Property that, if determined adversely to such party, would be reasonably likely to have a Material Adverse Effect. Borrower, Required SPE Entity, Guarantor, and Manager are not in default or violation with respect to any order, writ, injunction, decree or demand of any Governmental Authority that is reasonably likely to have a Material Adverse Effect.
Section 4.5.     Agreements. Borrower is not in default in any material respect under any agreement to which it is a party or by which Borrower or the Property are bound which would reasonably be expected to have a Material Adverse Effect. Borrower and Required SPE Entity have no material financial obligations other than Permitted Indebtedness.
Section 4.6.     Title. Borrower has indefeasible and insurable fee simple title to the real property comprising part of the Property and good title to the balance of the Property, free and clear of all liens and security interests whatsoever except the Permitted Encumbrances. There are no liens on or security interests in the direct ownership interests in any Individual Borrower, any Mezzanine Borrower or the sole member of any Mezzanine Borrower (other than Permitted Encumbrances). Neither the Property nor any part thereof, nor any direct ownership interests in any Individual Borrower, any Mezzanine Borrower or the sole member of any Mezzanine Borrower, are subject to any purchase options, rights of first refusal, rights of first offer or other similar rights in favor of any Person. The Permitted Encumbrances in the aggregate do not materially and adversely affect the value, operation or use of the Property (as currently used) or Borrower's ability to repay the Loan. There are no claims for payment for work, labor or materials affecting the Property, which are or may become a lien prior to, or of equal priority with, the liens created by the Loan Documents. There are no prior assignments of the Leases or any portion of the Revenues due and payable or to become due and payable which are presently outstanding.
Section 4.7.     Solvency. Borrower has (a) not entered into the transaction contemplated by this Agreement or executed the Loan Documents with the actual intent to hinder, delay or defraud any creditor and (b) received reasonably equivalent value in exchange for its obligations under such Loan Documents. The fair saleable value of Borrower's assets exceeds and will, immediately following the making of the Loan, exceed Borrower's total liabilities, including subordinated, unliquidated, disputed and contingent liabilities. Borrower's assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. No petition in bankruptcy has been filed against Borrower or Required SPE Entity, and neither Borrower nor Required SPE Entity has ever made an assignment for the benefit of creditors or taken advantage of any insolvency act for the benefit of debtors. None of Borrower, Required SPE Entity, or any of their respective direct or indirect owners is contemplating either the filing of a Bankruptcy Action by Borrower or Required SPE Entity or the liquidation of all or a major portion of its assets or properties, and Borrower has no knowledge of any Person contemplating the filing of any such petition against it or Required SPE Entity.
Section 4.8.     Compliance. To the best of Borrower's knowledge, Borrower and the Property (including the use thereof) comply in all material respects with all applicable Legal Requirements. To the best of Borrower's knowledge, there has not been committed by Borrower or, to Borrower's knowledge, any other Person in occupancy of or involved with the operation or use of the Property any act or omission affording any Governmental Authority the right of forfeiture as against the Property or any part thereof or any monies paid in performance of
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Borrower's obligations under any of the Loan Documents. To the best of Borrower's knowledge and except as otherwise set forth in the PZR Report prepared by The Planning & Zoning Resource Company and delivered to Administrative Agent in contemplation of the Loan, in the event that all or any part of the Improvements are destroyed or damaged, said Improvements can be legally reconstructed to their condition prior to such damage or destruction, and thereafter exist for the same use without violating any zoning or other ordinances applicable thereto and without the necessity of obtaining any variances or special permits, and neither the zoning nor any other right to construct, use or operate the Property is in any way dependent upon or related to any property other than the Property. The use being made of the Property is in conformity with the certificate of occupancy issued for the Property and, to the best of Borrower's knowledge, all other restrictions, covenants and conditions affecting the Property. The Loan is solely for the business purpose of Borrower, and is not for personal, family, household, or agricultural purposes.
Section 4.9.     Condemnation. No Condemnation or other similar proceeding has been commenced or, to Borrower's knowledge, is threatened or contemplated with respect to all or any portion of the Property or for the relocation of any roadway providing access to the Property.
Section 4.10.     Utilities and Public Access. The Property is located on or adjacent to a public road and has direct legal access to such road (or has access to it via an irrevocable easement or irrevocable right of way permitting ingress and egress to and from such public road), and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service the Property for its intended uses. All public utilities necessary or convenient to the full use and enjoyment of the Property are located either in the public right-of-way abutting the Property (which are connected so as to serve the Property without passing over other property) or in recorded easements serving the Property and such easements are set forth in and insured by the Title Insurance Policy. All easements, cross easements, licenses, air rights and rights-of-way or other similar property interests, if any, necessary for the full utilization of the Improvements for their intended purposes have been obtained, are described in the Title Insurance Policy and are in full force and effect without default thereunder.
Section 4.11.     Separate Tax Lots; Assessments. The Property is comprised of one (1) or more parcels that constitute one (1) or more separate tax lots and do not constitute a portion of any other tax lot that is not a part of the Property. There are no pending or, to Borrower's knowledge, proposed special or other assessments for public improvements or otherwise affecting the Property, nor, to Borrower's knowledge, are there any contemplated improvements to the Property that may result in such special or other assessments.
Section 4.12.     Insurance. Borrower has obtained and has delivered to Administrative Agent certificates for all Required Policies required hereunder, with all premiums currently payable thereunder having been paid, reflecting the insurance coverages, amounts and other requirements set forth in this Agreement. No claims have been made under any such Required Policies, and no Person has done, by act or omission, anything that would impair the coverage of any such Required Policies.
Section 4.13.     Use of Property; Licenses. Other than the projected use of Hotel Component as a hotel, the Property is used exclusively as an office building and other appurtenant and related uses. All certifications, permits, licenses and approvals (including certificates of completion and occupancy permits (or its equivalent)) required for the current legal use, occupancy and operation of the Property, have been obtained and are in full force and effect.
Section 4.14.     Flood Zone. Except as may be shown on the survey delivered to Administrative Agent in connection with the closing of the Loan, none of the Improvements on
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the Property are located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards (or, if so located, the flood insurance required pursuant to Section 5.1.11 hereof is in full force and effect with respect to the Property).
Section 4.15.     Physical Condition. To the best of Borrower's knowledge, the Property (including all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components) is in good condition, order and repair in all material respects. To the best of Borrower's knowledge, there exists no structural or other material defects or damages in the Property, whether latent or otherwise, and Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in the Property, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond. The Improvements have suffered no material casualty or damage which has not been fully repaired and the cost thereof fully paid.
Section 4.16.     Boundaries; Survey. Except as may be otherwise shown on the survey of the Property delivered to Administrative Agent in contemplation of the Loan, all of the improvements which were included in determining the appraised value of the Property lie wholly within the boundaries and building restriction lines of the Property, and no improvements on adjoining properties encroach upon the Property (other than Permitted Encumbrances), and no easements or other encumbrances upon the Property encroach upon any of the Improvements, so as to affect the value or marketability of the Property except those which are insured against by the Title Insurance Policy. To Borrower's knowledge, the survey for the Property delivered to Administrative Agent in connection with the Loan does not fail to reflect any material matter affecting the Property or the title thereto.
Section 4.17.     Leases. (a) The Property is not subject to any Leases other than the Leases described in the rent roll attached to the Closing Certificate, and no Person has any possessory interest in the Property or right to occupy the same except under and pursuant to the provisions of the Leases described in said rent roll, (b) to the best of Borrower's knowledge, except as otherwise set forth on said rent roll or the estoppels delivered to Administrative Agent in contemplation of the Loan, the tenants under the Leases listed on the rent roll have accepted possession of and are in occupancy of all of their respective demised premises, are open for business, and are paying full, unabated rent, and no tenant under any such Lease has given Borrower notice of its intent to terminate such lease or vacate the leased premises (and Borrower has no knowledge that any such tenant intends to so terminate or vacate), (c) Borrower has not received written notice from any tenant under the Leases claiming that Borrower (or any prior landlord) is in default thereunder, and to the knowledge of Borrower there are no defaults under said Leases by any party thereto, (d) except as set forth on the rent roll, no Revenue has been paid more than one (1) month in advance of its due date, (e) to Borrower's knowledge, except as set forth on the rent roll or the estoppels delivered to Administrative Agent in contemplation of the Loan, all work to be performed by Borrower (or any prior landlord) under each Lease has been performed as required and has been accepted by the applicable tenant, and any payments, free rent, partial rent, rebate of rent or other payments, credits, allowances or abatements required to be given by Borrower to any tenant has already been received by such tenant, (f) said rent roll accurately describes all security deposits made by the tenants at the Property which have not been applied (including accrued interest thereon), all of which are held by Borrower in accordance with the terms of the applicable Lease and applicable Legal Requirements, (g) no tenant under any Lease (or any sublease) is an Affiliate of Borrower, (h) to Borrower's knowledge as of the Closing Date, except as otherwise set forth on said rent roll or the estoppels delivered to Administrative Agent in contemplation of the Loan, no tenant listed on said rent roll has assigned its Lease or sublet all or any portion of the premises demised thereby, no such
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tenant holds its leased premises under assignment or sublease, nor does anyone except such tenant and its employees occupy such leased premises, (i) except as otherwise set forth on the rent roll delivered to Administrative Agent in contemplation of the Loan and except for items which Borrower has received a credit at closing in the amount set forth on Schedule V hereto, to the best of Borrower's knowledge, there are no brokerage fees or commissions now due and payable in connection with the leasing of space at the Property, and no such fees or commissions will become due and payable in the future in connection with the Leases in effect as of the date hereof (including by reason of any extension of such Lease or expansion of the space leased thereunder), and (j) to Borrower's knowledge, except as set forth on the rent roll or the estoppels delivered to Administrative Agent in contemplation of the Loan, no tenant under any Lease has a right to purchase all or any part of the Property, or any right to expand into additional space in the Improvements.
Section 4.18.     Filing and Recording Taxes. All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the transfer of the Property to Borrower have been paid. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents have been paid.
Section 4.19.     Special Purpose Entity. Borrower and each Required SPE Entity (if any) are each (and have been, at all times since their formation) a Special Purpose Entity.
Section 4.20.     Financial Information; Disclosure. To the best of Borrower's knowledge, all information submitted to Administrative Agent (including all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan or in satisfaction of the terms thereof, and all statements of fact made in this Agreement or in any other Loan Document) (a) are accurate, complete and correct in all material respects, (b) accurately represent the financial condition of Borrower, Guarantor, and/or Property as of the date of such reports (as applicable), (c) to the extent prepared, audited or reviewed by an independent certified public accounting firm, have been prepared, audited or reviewed in accordance with the Approved Accounting Method throughout the periods covered (except as disclosed therein), and (d) do not omit to state any material fact necessary to make statements contained herein or therein not misleading. Except for Permitted Encumbrances, Borrower does not have any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Borrower and reasonably likely to have a Material Adverse Effect, except as referred to or reflected in such financial statements. There has been no material adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading in any material respect or that would be reasonably likely to have a Material Adverse Effect. Borrower has disclosed to Administrative Agent all material facts that would cause any information provided to Administrative Agent or any representation or warranty made in any of the Loan Documents concerning Borrower, any Required SPE Entity, Guarantor, Manager, or the Property, to be materially misleading. To Borrower's knowledge, no statement of fact made by Borrower or Guarantor in any of the Loan Documents to which such Person is a party contains any untrue statement of a material fact or omits to state any material fact presently known to such Person and necessary to make statements contained herein or therein not misleading.
Section 4.21.     Certain Regulations. Borrower is not (a) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company"
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within the meaning of the Public Utility Holding Company Act of 1935, as amended; (c) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money; (d) a "bank holding company" or a direct or indirect subsidiary of a "bank holding company" as defined in the Bank Holding Company Act of 1956, as amended, and Regulation Y thereunder of the Board of Governors of the Federal Reserve System; (e) a "foreign person" within the meaning of § 1445(f)(3) of the Code; (f) a sponsor of (nor obligated to contribute to) an "employee benefit plan" (within the meaning of §3(3) of ERISA) which is subject to Title I of ERISA or §4975 of the Code, and none of the assets of Borrower constitute "plan assets" (within the meaning of 29 C.F.R. §2510.3-101) for purposes of §3(42) of ERISA, or (g) a "governmental plan" (within the meaning of §3(32) of ERISA) or subject to any state statute regulating investments of, or fiduciary obligations with respect to, such "governmental plans" which is similar to the provisions of §406 of ERISA or §4975 of the Code and which prohibit or otherwise restrict the transactions contemplated by this Agreement (including the exercise by Administrative Agent of any of its rights under the Loan Documents). No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by any Legal Requirements or by the terms and conditions of this Agreement or the other Loan Documents.
Section 4.22.     Sanctions; Anti-Money Laundering; Anti-Corruption. As of the date hereof and at all times throughout the term of the Loan, including after giving effect to any Transfers permitted pursuant to the Loan Documents, no Restricted Party, no Affiliate of any Restricted Party, and, to the Borrower's knowledge, no agent of the foregoing or other Person holding any direct or indirect ownership or beneficial interest in Borrower or its funds or other assets (a) is a Designated Person, (b) is located, organized, resident or has a place of business in a Designated Jurisdiction, (c) is a Person with whom Administrative Agent or any Lender is restricted from doing business under Sanctions and Anti-Money Laundering Laws, (d) has engaged or currently engages in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of offenses designated in any Sanctions and Anti-Money Laundering Laws or (e) is otherwise in violation of Sanctions and Anti-Money Laundering Laws. The Restricted Parties, their respective Affiliates, and to the Borrower's knowledge, their agents and other Persons holding any direct or indirect ownership or beneficial interest in Borrower, are in compliance with Sanctions and Anti-Money Laundering Laws and the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the "FCPA") and any other applicable anti-corruption law (together, the "Anti-Corruption Laws"). The Borrower has instituted and maintains policies and procedures designed to promote and achieve compliance with applicable Sanctions and Anti-Money Laundering Laws and Anti-Corruption Laws.
Section 4.23.     Construction Matters.
(a)    Borrower has all necessary power and authority to enter into and perform its respective obligations under the Project Documents to which Borrower is a party, and all other agreements and instruments to be executed by Borrower in connection with the construction and the development of the Project. The Project Documents to which Borrower is a party have been duly executed and delivered by Borrower. The Project Documents to which Borrower is a party constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms, subject only to applicable bankruptcy, insolvency and similar laws generally affecting rights of creditors and the enforcement of debtors' obligations, and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). The completion of the Project and the execution, delivery and performance by Borrower of its obligations under, and the consummation of the transactions contemplated by, each of the Project Documents to which Borrower is, or will be, a party, and all other agreements and
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instruments to be executed by Borrower in connection therewith do not and will not (i) violate any Legal Requirement applicable to Borrower in any material respect, (ii) result in a breach of any of the terms, conditions or provisions of, or constitute a default under the organizational documents of Borrower, or result in a material breach of the terms, conditions or provisions of any mortgage, indenture, agreement, permit, franchise, license, note or instrument to which Borrower is a party or by which it or any of its properties is bound, or (iii) result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the assets of Borrower (except as contemplated by this Agreement and by the Permitted Encumbrances). All consents, approvals, orders or authorizations of, or registrations, declarations or filings with, or other actions in respect of or by, any Governmental Authorities that are required in connection with the execution, delivery and performance by Borrower of the Project Documents and all other agreements and instruments to be executed by Borrower in connection therewith and the construction and operation of the Project have been obtained or will be obtained when required for the then applicable stage of completion of the Project and are or will be in full force and effect.
(b)    Borrower has delivered to Administrative Agent true, correct, and complete copies of all Project Documents. All permits, licenses, and other approvals from any applicable Governmental Authorities, adjacent property owners, or any other Person necessary for Borrower to commence and Complete the Project in accordance with the Administrative Agent-approved Plans and Specifications have been obtained and are in full force and effect. All utility services and facilities necessary for the completion of the Project and, upon completion of construction, the operation, use and occupancy of the Project for its intended purposes are or will be available at the boundaries of the Land, including, without limitation, water supply, storm and sanitary sewer facilities, gas and electric and telephone facilities and means of access between the Land and public ways.
(c)    Except for the Project Documents approved by Administrative Agent, Borrower has not made, assumed or been assigned any contract or arrangement of any kind, the performance of which by the other party thereto would give rise to a lien (other than Permitted Encumbrances) against all or any portion of the Property.
(d)    The current land use, zoning law, regulations and declarations covering the Property permit on an as-of-right basis, the completion of the Project substantially in accordance with the Plans and Specifications, the current zoning law and declarations covering the Property permit the Project to be operated and used as contemplated by this Agreement, and no additional variance, conditional use permit, special use permit or other similar approval is required for such construction, use and occupancy of the Project that has not been or will not, if and when required, be obtained. The Property currently and, upon completion of the Project substantially in accordance with the Plans and Specifications, the use thereof will be in all material respects in compliance with all Project Permits then required and all other applicable Legal Requirements, and such compliance is not dependent on any land, improvements or facilities that are not a part of the Property. There are no pending, or to Borrower's knowledge, threatened actions, suits or proceedings to revoke, attach, invalidate, rescind or modify the zoning applicable to the Property or any part thereof or any of the Project Permits, as currently existing.
(e)    As of the Closing Date and as of each date on which this representation is deemed remade, the Project Budget (as the same may be amended from time to time in accordance with this Agreement) accurately reflects Borrower's good faith estimate of all anticipated Hard Costs, Soft Costs, and any other costs and expenses reasonably anticipated to be incurred in connection with the Completion of the Project.
(f)    No Balancing Event exists as of the date hereof.
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Section 4.24.     Required Equity. Borrower has invested in the Property cash equity in the amount of not less than $72,088,000.00.
Section 4.25.     Mezzanine Loan Matters. No Default or Event of Default (each as defined in the Mezzanine Loan Agreement) has occurred under the Mezzanine Loan Documents which remains uncured or unwaived.
ARTICLE V

BORROWER COVENANTS
Section 5.1.     Affirmative Covenants. From the date hereof and until payment and performance in full of all Obligations in accordance with the terms of this Agreement and the other Loan Documents, Borrower hereby covenants and agrees with Administrative Agent that it shall comply with the following:
5.1.1    Existence; Compliance with Legal Requirements. Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits, franchises, and trade names required for the operation of the Property in the manner presently being conducted. Borrower shall comply with all Legal Requirements applicable to it and the Property (subject to Borrower's right to contest the applicability of any such Legal Requirement in accordance with Section 5.1.2 below).
5.1.2    Taxes, Other Charges, and Liens; Contests. Borrower shall pay all Property Taxes, liens, assessments, maintenance charges, and any other charges (including vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Property) now or hereafter levied or assessed or imposed against the Property or any part thereof prior to the delinquency thereof. Borrower will deliver to Administrative Agent receipts for payment or other evidence satisfactory to Administrative Agent that the Property Taxes and such other charges have been so paid no later than ten (10) days prior to the date on which the same would otherwise be delinquent if not paid. Notwithstanding the foregoing, Borrower's obligation to directly pay Property Taxes for which Administrative Agent is reserving funds pursuant to Section 3.2(a) hereof (and to provide evidence of the same) shall be suspended for so long as Borrower complies with the terms and provisions of said Section 3.2(a). Borrower, at its own expense, may contest (after prior written notice to Administrative Agent) by appropriate legal proceeding, promptly initiated and conducted in good faith and with reasonable diligence, the amount or validity or application in whole or in part of any Property Taxes or any lien or other charge on the Property, and/or the applicability of any Legal Requirement, provided that: (a) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower, the Property or any collateral for the Loan, as applicable, is subject and shall not constitute a default thereunder, and such proceeding shall be conducted in accordance with all applicable statutes, laws and ordinances; (b) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost; (c) Borrower shall promptly, upon final non-appealable determination thereof, pay the amount of any such contested matter (together with all costs, interest and penalties which may be payable in connection therewith) and/or comply with such contested Legal Requirement; and (d) such proceeding shall suspend the collection of such contested matter (unless Borrower shall have paid all such amounts so demanded under protest), and with respect to liens, Borrower shall have caused any such lien to be discharged (by bonding or otherwise) within thirty (30) days (or sooner if required to avoid a forfeiture of the Property) of the filing thereof, or Borrower shall furnish such security as may be requested by Administrative Agent (not to exceed one hundred ten percent (110%) of the amount of such lien being contested), to insure the payment of any such contested matter, together with all interest and penalties thereon (and Administrative Agent may pay over any such security to the claimant
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entitled thereto at any time when, in the judgment of Administrative Agent, the entitlement of such claimant is established or the Property (or any part thereof or interest therein) shall be in danger of being sold, forfeited, terminated, cancelled or lost, or there shall be any danger of the lien of the Security Instrument being primed by any related lien).
5.1.3    Access to Property. Borrower shall permit agents, representatives and employees of Administrative Agent to inspect the Property or any part thereof at reasonable hours upon reasonable advance notice (and subject to the rights of tenants under Leases). Borrower agrees to pay or reimburse Administrative Agent within ten (10) Business Days after written demand for all out-of-pocket costs and expenses incurred by Administrative Agent in connection with the inspections described in this Section 5.1.3; provided, however, Borrower shall not be required to pay for the cost of more than one (1) such inspection in any twelve (12) month period unless (a) an Event of Default exists, (b) Borrower has undertaken capital improvements with respect to the Property, or (c) Administrative Agent has a reasonable basis to believe that the Property has been damaged in any material respect, in which case with respect to any of the foregoing circumstances, the foregoing limitation shall not apply.
5.1.4    Interest Rate Cap Agreement.
(a)    On the date hereof, Borrower shall obtain an agreement from (or guaranteed by) an Acceptable Counterparty, which agreement (an "Interest Rate Cap Agreement") shall (i) be in the form and substance satisfactory to Administrative Agent, (ii) contain the agreement of such counterparty to make payments to Borrower in the event the applicable Index exceeds the applicable Strike Rate, (iii) require payments based on a notional amount at least equal to the Loan Amount, (iv) not terminate prior to the Payment Date in September, 2020, (v) require payments to be made on the date that is three (3) Business Days prior to the applicable Payment Date, and (vi) contain a one-time right to reallocate notional amounts between the Interest Rate Cap Agreement obtained in connection with the Loan and the Interest Rate Cap Agreement obtained in connection with the Mezzanine Loan at no cost to Administrative Agent or any Lender. Borrower shall not waive or amend any of the material terms of any such required Interest Rate Cap Agreement. In addition, not later than the date that is sixty (60) days prior to the date on which the Interest Rate Cap Agreement obtained by Borrower pursuant to the preceding sentence is scheduled to expire, Borrower shall obtain an Interest Rate Cap Agreement that complies with the foregoing requirements, except that it shall not terminate prior to the Scheduled Maturity Date.
(b)    In the event of any downgrade or withdrawal of the rating of an Acceptable Counterparty below "A-" by S&P or "A3" from Moody's (or such other lower rating levels as are acceptable to Administrative Agent), or in the event of any default by an Acceptable Counterparty under an Interest Rate Cap Agreement required hereunder, Borrower shall, not later than thirty (30) days following the receipt by Borrower of notice of such downgrade, withdrawal, or default (whether received from Administrative Agent, the Acceptable Counterparty, or otherwise) (or such later period with respect to the following clause (ii) if such Acceptable Counterparty has a longer period of time to provide such collateral) either (i) replace such Interest Rate Cap Agreement with an Interest Rate Cap Agreement satisfying the requirements of clause (a) above, (ii) provide a guaranty from a guarantor who is an Acceptable Counterparty, or (iii) to the extent required of such Acceptable Counterparty in such Interest Rate Cap Agreement, cause the Acceptable Counterparty to deliver cash collateral to secure 100% of the mark-to-market value of Borrower's exposure under such Interest Rate Cap Agreement; provided, however, notwithstanding the foregoing, if the Acceptable Counterparty ceases to have a long term rating of at least "BBB" or "Baa2" by S&P and Moody's respectively, then Borrower shall replace the Interest Rate Cap Agreement with an Interest Rate Cap Agreement satisfying the requirements in clause (a) above, not later than fifteen (15) days following the receipt by
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Borrower of notice of such downgrade (whether received from Administrative Agent, the Acceptable Counterparty, or otherwise).
(c)    Borrower shall collaterally assign any such required Interest Rate Cap Agreement to Administrative Agent, and shall cause the counterparty to such Interest Rate Cap Agreement to consent to such collateral assignment and deliver an opinion of counsel regarding the enforceability of the Interest Rate Cap Agreement, in each case in form and substance reasonably satisfactory to Administrative Agent.
5.1.5    Further Assurances. Borrower shall, at Borrower's sole cost and expense, (a) furnish to Administrative Agent all information with respect to the Property in Borrower's possession or control promptly upon Administrative Agent's request therefor; (b) execute and deliver to Administrative Agent such documents, instruments, certificates, assignments and other writings, and do such other acts reasonably necessary or desirable, to evidence, preserve and/or protect the collateral at any time securing or intended to secure the Obligations under the Loan Documents, and to establish, maintain, and perfect Administrative Agent's security interest therein free of all other liens and security interests (other than Permitted Encumbrances); and (c) do and execute all and such further lawful acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, in each case as Administrative Agent shall require from time to time. Borrower authorizes Administrative Agent, at the expense of Borrower, to file any financing statement or statements (and amendments thereto and continuations thereof) deemed necessary or desirable by Administrative Agent in good faith to perfect its security interest in any of the collateral for the Loan (including an "all assets" financing statement within the meaning of the UCC). Borrower hereby irrevocably constitutes and appoints Administrative Agent as Borrower's true and lawful attorney-in-fact, coupled with an interest and with full power of substitution, to execute, acknowledge and deliver any instruments and to exercise and enforce every right, power, remedy, option and privilege of Borrower with respect to the collateral for the Loan, and do in the name, place and stead of Borrower, all such acts, things and deeds for and on behalf of and in the name of Borrower, which Borrower is required to do under the Loan Documents or which Administrative Agent may deem necessary or desirable to more fully vest in Administrative Agent the rights and remedies provided for in the Loan Documents and to accomplish the purposes of this Agreement, including any amendment to the Loan Documents which may be required hereunder, in each case upon Borrower's failure to take any of the foregoing actions or any other applicable action required under the Loan Documents within five (5) Business Days after notice from Administrative Agent. The foregoing powers of attorney are irrevocable and coupled with an interest.
5.1.6    Reporting.
(a)    Borrower will keep and maintain or will cause to be kept and maintained on a fiscal year basis (commencing January 1 of each year), in accordance with the Approved Accounting Method, proper and accurate books, records and accounts reflecting all of the financial affairs of Borrower. Borrower will furnish to Administrative Agent the reports described on Schedule VII attached hereto not later than the applicable date set forth opposite such required report, accompanied by an Officer's Certificate with respect thereto.
(b)    Not later than forty-five (45) days prior to the commencement of each fiscal year, Borrower shall submit to Administrative Agent its proposed annual budget for the Property detailing all anticipated operating expenses, operating income, and planned Capital Expenditures for the Property for the ensuing fiscal year in form satisfactory to Administrative Agent. Such proposed budget shall be subject to Administrative Agent's written approval (when so approved, an "Approved Annual Budget"), which approval shall not be unreasonably withheld. Until such time that Administrative Agent approves a proposed budget, the most recently Approved Annual
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Budget shall apply; provided, however, that such Approved Annual Budget shall be deemed adjusted to reflect actual increases in Property Taxes, Insurance Premiums and utilities expenses. The approved Annual Budget for the remainder of calendar year 2018 is attached hereto as Exhibit C.
(c)    Any reports, statements or other information required to be delivered under this Agreement shall be provided to Administrative Agent as an electronic Excel file and as a .pdf file (or otherwise in a form reasonably acceptable to Administrative Agent), in English, and shall be delivered electronically unless Administrative Agent requests that the same be delivered in paper form, and accompanied by a certificate of Borrower stating that such information is accurate and complete in all material respects and does not intentionally omit a material fact necessary in order to make the same not misleading in any material respect. Borrower agrees that Administrative Agent and Lender may disclose all documents, materials, and information regarding the Property, Borrower, Guarantor, their constituent direct and indirect owners, and/or the Loan that is now or hereafter becomes in Administrative Agent's or Lender's possession and/or is or may be provided to Administrative Agent pursuant to this Section 5.1.6 and/or pursuant to Article VII hereof to any applicable parties requesting such information in connection with a Secondary Market Transaction (including each actual or potential purchaser, transferee, assignee, servicer, participant or investor in the Loan or in any Securities, any Rating Agency, any organization maintaining databases on the underwriting and performance of commercial loans, trustees, counsel, and accountants). Administrative Agent shall have the right from time to time at all times during normal business hours upon reasonable prior notice (which may be given verbally) to examine such books, records and accounts at the office of Borrower or any other Person maintaining such books, records and accounts and to make such copies or extracts thereof as Administrative Agent shall desire.
(d)    If any report, statement or other information required to be delivered to Administrative Agent pursuant to this Section 5.1.6 (a "Required Report") is not timely delivered (and without limiting the terms and conditions of Article 6 hereof), Borrower shall promptly pay to Administrative Agent, as a late charge, (i) the sum of $250.00 with respect to any such Required Report not timely delivered; provided, however, with respect to the first such Required Report that is not timely delivered in any calendar year, such fee shall only be due if the Required Report is not delivered on or prior to the date that is ten (10) Business Days after the due date thereof; and (ii) if any such Required Report is not delivered within five (5) Business Days after written notice from Administrative Agent, the sum of $250.00 per day with respect to any such Required Report until the same is delivered. Borrower acknowledges that Administrative Agent and Lender will incur additional expenses as a result of any such late deliveries, which expenses would be impracticable to quantify, and that Borrower's payments under this Section 5.1.6(d) are a reasonable estimate of such expenses. Borrower acknowledges further that the payment by Borrower of this late charge does not in any manner affect or otherwise impair or waive any rights and remedies Administrative Agent and Lender may have hereunder, under the Loan Documents or under applicable Legal Requirements for any Event of Default.
5.1.7    Title to the Property. Borrower will warrant and defend (a) the title to the Property and every part thereof, and (b) the validity and priority of the lien of the applicable Loan Documents, in each case against the claims of all Persons (subject only to the Permitted Encumbrances).
5.1.8    Estoppel Statements. After request by Administrative Agent, Borrower shall within ten (10) Business Days furnish Administrative Agent with a statement, duly acknowledged and certified, setting forth (i) the original principal amount of the Loan, (ii) the Outstanding Principal Balance, (iii) the Interest Rate of the Note, (iv) the date installments of interest and/or principal were last paid, (v) any offsets or defenses to the payment of the Debt or
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the performance of the Obligations, if any, (vi) that the Note, this Agreement, the Security Instrument and the other Loan Documents are valid, legal and binding obligations of such party and have not been modified or if modified, giving particulars of such modification and such other things as Administrative Agent may request, and (vii) such other matters as Administrative Agent may reasonably require. Borrower shall use commercially reasonable efforts to deliver to Administrative Agent, promptly after Administrative Agent's written request, tenant estoppel certificates from each commercial tenant leasing space at the Property in form and substance satisfactory to Administrative Agent, provided, however, that Borrower shall not be required to deliver such certificates more frequently than one (1) time in any calendar year, absent the continuance of an Event of Default.
5.1.9    Operation of the Property. Borrower shall cause the Property to be maintained in a good and safe condition and repair in all material respects, and at all times keep the Property in good working order and repair (subject to ordinary wear and tear and casualty damage). Borrower shall cause the Property to be operated, in all material respects, in accordance with the Management Agreement. If the Management Agreement expires or is terminated (without limiting any obligation of Borrower to obtain Administrative Agent's consent to any termination or modification of the Management Agreement in accordance with the terms and provisions of this Agreement), Borrower shall promptly enter into a Management Agreement in form and content reasonably acceptable to Administrative Agent with a Manager approved by Administrative Agent. Borrower shall: (a) promptly perform and/or observe, in all material respects, all of the covenants and agreements required to be performed and observed by it under the Management Agreement and do all things necessary to preserve and to keep unimpaired its material rights thereunder; (b) promptly notify Administrative Agent of any material default under the Management Agreement of which it is aware; (c) promptly deliver to Administrative Agent a copy of each financial statement, business plan, capital expenditures plan, notice, report and estimate received by it under the Management Agreement; and (d) enforce the performance and observance of all of the covenants and agreements required to be performed and/or observed by Manager under the Management Agreement, in a commercially reasonable manner. If (i) an Event of Default exists, (ii) the Manager shall become the subject of a Bankruptcy Action, (iii) a default occurs under the Management Agreement on the part of either Borrower or Manager, beyond any applicable grace and cure periods, (iv) Administrative Agent determines that the Debt Service Coverage Ratio is less than 1.05:1.00 for any two (2) consecutive calendar quarters, or (v) Manager shall commit gross negligence, fraud, illegal acts, or willful misconduct, Borrower shall, at the request of Administrative Agent, terminate the Management Agreement and replace Manager with a Manager approved by Administrative Agent.
5.1.10    Immediate Repairs. Borrower shall complete the Immediate Repairs on or before the required deadline for each as set forth on Schedule I (which deadlines shall be extended on a day-for-day basis for each day during which performance of such obligations was prevented on account of an event or circumstance constituting a Force Majeure; provided, however, in no event shall such deadlines be extended for a period longer than sixty (60) days in the aggregate). At Administrative Agent's option, it shall be an Event of Default (if Administrative Agent so notifies Borrower in writing) if Borrower does not complete the Immediate Repairs by such required deadline (as extended as provided above).
5.1.11    Insurance. Borrower shall obtain and maintain, or cause to be maintained, insurance for Borrower and the Property providing at least the coverages described on Schedule VI attached hereto (each, a "Required Policy"). Borrower shall provide complete copies of the Required Policies to Administrative Agent promptly upon Administrative Agent's request. Borrower shall be permitted to obtain the Required Policies under a "blanket" insurance policy so long as such policy specifically allocates to the Property the amount of coverage from time to time required hereunder and otherwise provides the same protection as would a separate policy insuring only the Property in compliance with the provisions of this Section 5.1.11. If at
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any time all Required Policies are not in full force and effect, Administrative Agent shall have the right, without notice to Borrower, to take such action as Administrative Agent deems necessary to protect its interest in the Property, including the obtaining of such insurance coverage as Administrative Agent in its sole discretion deems appropriate. All premiums incurred by Administrative Agent in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Administrative Agent within ten (10) Business Days after written demand and, until paid, shall be secured by the Security Instrument and shall bear interest at the Default Rate. Borrower shall promptly forward to Administrative Agent a copy of each written notice received by Borrower of any modification, reduction or cancellation of any of the Required Policies or of any of the coverages afforded under any of the Required Policies.
5.1.12    Casualty and Condemnation.
(a)    If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty (a "Casualty"), or any temporary or permanent taking of (or affecting) the Property by any Governmental Authority pursuant to the exercise of the right of condemnation or eminent domain (a "Condemnation") shall occur, be commenced or be threatened in writing, Borrower shall (i) give prompt notice of the same to Administrative Agent (and deliver to Administrative Agent copies of any and all papers served in connection with any Condemnation proceeding), and (ii) diligently prosecute a Restoration so that the Property resembles, as nearly as possible, the condition the Property was in immediately prior to such event, and (iii) pay all costs of such Restoration whether or not such costs are covered by insurance. Administrative Agent may participate in any settlement discussions with any insurance companies concerning a Casualty, and any settlement discussions with any Governmental Authority with respect to a Condemnation (and shall have the right to approve any final settlement with respect to either) with respect to any Casualty or Condemnation in which the Net Proceeds or the costs of completing the Restoration are reasonably expected to exceed the Net Proceeds Threshold. Borrower shall execute and deliver to Administrative Agent all instruments required by Administrative Agent to permit such participation. Borrower shall cooperate with Administrative Agent in obtaining for Administrative Agent and Lender the benefits of any condemnation proceeds or insurance proceeds lawfully or equitably payable in connection with the Property, and Administrative Agent and Lender shall be reimbursed by Borrower for any expenses incurred in connection therewith (including reasonable attorneys' fees and disbursements, and the payment by Borrower of the expense of an appraisal on behalf of Administrative Agent in case of Casualty or Condemnation affecting the Property or any part thereof) from such condemnation proceeds or insurance proceeds, as applicable.
(b)    All proceeds or awards payable in connection with any Casualty or Condemnation shall be due and payable solely to Administrative Agent and shall be held by Administrative Agent in a deposit account established by Administrative Agent from time to time (the "Net Proceeds Reserve Account") as additional collateral for the Obligations, subject to the terms and conditions of this Agreement. In the event Borrower or any party other than Administrative Agent is a payee on any check representing such proceeds or awards, Borrower shall immediately endorse (and cause all such third parties to endorse) such check payable to the order of Administrative Agent. Borrower hereby irrevocably appoints Administrative Agent as its attorney-in-fact, coupled with an interest, to endorse any such check payable to the order of Administrative Agent in the event Borrower has not done so within five (5) days after Administrative Agent's demand therefor. The expenses incurred by Administrative Agent and Lender in the adjustment and collection of such proceeds or awards shall become part of the Debt and shall be reimbursed by Borrower to Administrative Agent within five (5) days after Administrative Agent's written demand. Borrower hereby releases Administrative Agent from any and all liability with respect to the settlement and adjustment by Administrative Agent of any claims in respect of any Casualty or Condemnation unless caused by Administrative Agent's
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gross negligence or willful misconduct. If the Net Proceeds shall be less than the Net Proceeds Threshold and the costs of completing Restoration shall be less than the Net Proceeds Threshold, the Net Proceeds will be disbursed by Administrative Agent to Borrower upon receipt, provided that no Event of Default then exists and Borrower delivers to Administrative Agent a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration of the Property (if applicable) in accordance with the terms of this Agreement. If the Net Proceeds are equal to or greater than the Net Proceeds Threshold or the costs of completing Restoration is equal to or greater than the Net Proceeds Threshold, Borrower shall not be permitted to use the Net Proceeds for a Restoration (or to retain Net Proceeds in the event no Restoration is required) unless the following conditions are satisfied:
(i)    no Event of Default shall have occurred and be continuing;
(ii)    (A) in the event the Net Proceeds are insurance proceeds, less than thirty percent (30%) of the total floor area of the Improvements on the Property has been damaged, destroyed or rendered unusable as a result of such Casualty, or (B) in the event the Net Proceeds are Condemnation proceeds, less than fifteen percent (15%) of the land constituting the Property is taken, and such land is located along the perimeter or periphery of the Property, and no portion of the Improvements on the Property is located on such land or is being taken;
(iii)    Leases demising in the aggregate at least seventy-five percent (75%) of the total rentable space in the Property which has been demised under executed and delivered Leases in effect as of the date of the occurrence of such Casualty or Condemnation shall remain in full force and effect during and after the completion of the Restoration, without abatement of rent beyond the time required for Restoration, notwithstanding the occurrence of any such Casualty or Condemnation;
(iv)    Administrative Agent shall have determined in good faith that the proceeds of any applicable business interruption insurance (together with any projected Revenues and any additional funds to be deposited with Administrative Agent for such purposes) are sufficient to pay all Debt Service coming due under the Loan Documents and all Operating Expenses through the end of the Restoration;
(v)    Administrative Agent shall have determined in good faith that the Restoration will be completed on or before the earliest to occur of (A) six (6) months prior to the Maturity Date, (B) the earliest date required for such completion under the terms of any Major Leases, (C) such time as may be required under applicable Legal Requirements, and (D) the expiration of any applicable business interruption insurance coverage (unless, with respect to this clause (D), Borrower provides to Administrative Agent its own funds upon the expiration of such coverage to keep operating deficits current (including all scheduled payments of Debt Service));
(vi)    the Property and the use thereof after the Restoration will be in compliance with and permitted under all applicable Legal Requirements;
(vii)    such Casualty or Condemnation, as applicable, does not result in the total loss of access to the Property or the related Improvements;
(viii)    Administrative Agent shall have determined that, after giving effect to the Restoration, the Debt Yield shall be equal to or greater than the lesser of (a) 10.5% and (b) Debt Yield in effect immediately prior to the applicable Casualty or Condemnation (including, without limitation for purposes of such calculation of the Debt Yield, any Additional Advances that Borrower remains eligible to receive pursuant to this Agreement and any Mezzanine Loan Additional Advances that Mezzanine Borrower remains eligible to receive pursuant to the Mezzanine Loan Agreement);
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(ix)    intentionally omitted;
(x)    Administrative Agent shall have determined that, after giving effect to the Restoration, the ratio (expressed as a percentage) in which the numerator is the Outstanding Principal Balance plus the Mezzanine Loan Outstanding Principal Balance, plus any Additional Advances that Borrower remains eligible to receive pursuant to this Agreement and any Mezzanine Loan Additional Advances that Mezzanine Borrower remains eligible to receive pursuant to the Mezzanine Loan Agreement, and the denominator is equal to the appraised value of the Property (as reasonably determined by Administrative Agent) and based upon assumptions reasonably acceptable to Administrative Agent, and otherwise acceptable to Administrative Agent in its sole discretion, shall not be greater than such ratio in effect immediately prior to the applicable Casualty or Condemnation;
(xi)    Borrower shall deliver to Administrative Agent a detailed budget for the cost of completing the Restoration, which budget shall be subject to Administrative Agent's approval, such approval not to be unreasonably withheld; and
(xii)    the Net Proceeds together with any cash or cash equivalent deposited by Borrower with Administrative Agent are sufficient in Administrative Agent's discretion to cover the cost of Restoration.
(c)    All Net Proceeds received by Administrative Agent and not disbursed to Borrower shall be held by Administrative Agent in the Net Proceeds Reserve Account and shall be applied (i) to the repayment of Debt if Administrative Agent so elects and is not required to allow Borrower to use the same as provided in Section 5.1.12(b) above, or (ii) toward the cost of Restoration to the extent so required pursuant to Section 5.1.12(b) above; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the Debt on the respective dates of payment provided for, or perform the Obligations as required under, this Agreement and the other Loan Documents, except to the extent such amounts are actually paid out of such Net Proceeds. If the conditions described in Section 5.1.12(b) have been satisfied, Borrower shall commence any applicable Restoration as soon as reasonably practicable (but in no event later than ninety (90) days after Administrative Agent has informed Borrower as to whether such conditions have been satisfied) and shall complete the same in an expeditious and diligent fashion and in compliance with all applicable Legal Requirements in all material respects. If such conditions have not been satisfied, Borrower shall not be deemed to be in Default hereunder for failing to diligently pursue a Restoration for a period of ninety (90) days thereafter so long as the Debt is repaid in full within such 90-day period (provided that the foregoing shall not be deemed a waiver of any other Default or Event of Default that may occur during such 90-day period).
(d)    Notwithstanding anything to the contrary in this Agreement, all insurance proceeds received by Borrower or Administrative Agent in respect of business interruption coverage shall be held by Administrative Agent in the Net Proceeds Reserve Account and, so long as no Event of Default then exists, shall be applied (i) first to the Debt then due and payable and the Debt under (and as defined in) the Mezzanine Loan Agreement that is then due and payable, and (ii) then to Operating Expenses approved by Administrative Agent in its sole but reasonable discretion; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the Debt on the respective dates of payment provided for, or perform its Obligations as required under, this Agreement and the other Loan Documents.
(e)    Funds in the Net Proceeds Reserve Account shall be disbursed by Administrative Agent to pay the costs of the Restoration, to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence satisfactory to Administrative Agent that (i) all materials installed and work and labor performed (except to the extent that they
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are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (ii) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same (other than notices related to any retainage that is not yet due and payable per any applicable construction contract), or any other liens or encumbrances of any nature whatsoever on the Property which have not been fully bonded or insured to the satisfaction of Administrative Agent. All plans and specifications required in connection with Restoration shall be subject to prior review and acceptance in all respects by Administrative Agent and by an independent consulting engineer selected by Administrative Agent, in each cash such acceptance not to be unreasonably withheld. The identity of the contractors, subcontractors and materialmen engaged in Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and approval by Administrative Agent, such approval not to be unreasonably withheld. All out-of-pocket costs and expenses incurred by Administrative Agent in connection with making the Net Proceeds available for Restoration shall be paid by Borrower. In no event shall Administrative Agent be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of Restoration, minus an amount equal to ten percent (10%) (or such higher amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in Restoration) of the direct construction "hard" costs actually incurred for work in place as part of Restoration, until Restoration has been completed. Such retained amount shall not be released until Administrative Agent has determined in good faith that Restoration has been completed in accordance with the provisions of this Section 5.1.12(e) and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate Governmental Authorities, and Administrative Agent receives evidence satisfactory to Administrative Agent that the costs of Restoration have been paid in full or will be paid in full out of such retained amount; provided, however, that Administrative Agent will release the portion of such retained amount being held with respect to any Person upon Administrative Agent determining that such Person has satisfactorily completed all work and/or has supplied all materials required of such Person and such Person has waived any right to lien the Property. Administrative Agent shall not be obligated to make disbursements of the Net Proceeds more frequently than once every calendar month.
(f)    If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the good faith opinion of Administrative Agent, be sufficient to pay in full the balance of the costs which are estimated in good faith by Administrative Agent to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency with Administrative Agent before any further disbursement of the Net Proceeds shall be made, and such sums shall be held by Administrative Agent and shall be disbursed for costs actually incurred in connection with Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to Section 5.1.12(e) shall constitute additional security for the Debt and the Obligations.
(g)    The excess, if any, of the funds in the Net Proceeds Reserve Account after Administrative Agent has determined that the Restoration has been completed in accordance with the provisions of Section 5.1.12(e), and the receipt by Administrative Agent of evidence satisfactory to Administrative Agent that all costs incurred in connection with the Restoration have been paid in full, shall be applied in the same manner as Revenues are applied pursuant to Section 3.1 hereof (or if not applicable, first shall be disbursed to Mezzanine Loan Administrative Agent for application in accordance with the Mezzanine Loan Documents if the Mezzanine Loan is outstanding, and then shall be disbursed to Borrower so long as no Event of Default then exists).
(h)    Notwithstanding anything to the contrary set forth in this Agreement, if the Loan or any portion thereof is included in a Securitization and, immediately following a release of any portion of the Property following a Casualty or Condemnation, the ratio of the unpaid principal
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balance of the Loan to the value of the remaining Property is greater than 125% (such value to be determined, in Administrative Agent's sole discretion), Administrative Agent shall not be required to release any Net Proceeds for Restoration of the Property, and the principal balance of the Loan must be paid down by Borrower by the greater of (i) such amount as may be required such that the Securitization will not fail to maintain its status as a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code as a result of the related release of lien, and (ii) the least of the following amounts: (A) the Net Proceeds, (B) the fair market value of the portion of the Property released following such Casualty or Condemnation at the time of the release, and (C) an amount such that the loan-to-value ratio of the Loan (as so determined by Administrative Agent) does not increase after the release, unless Administrative Agent receives an opinion of counsel that a different application of the Net Proceeds will not cause the Securitization to fail to meet applicable federal income tax qualification requirements or subject such Securitization to tax. All other Net Proceeds not required to be made available for Restoration or to be returned to Borrower as excess Net Proceeds pursuant to this Section 5.1.12 hereof shall be either retained and applied by Administrative Agent in accordance with Section 2.3.5 hereof toward reduction of the Debt whether or not then due and payable in such order, priority and proportions as Administrative Agent in its sole discretion shall deem proper, or, at the discretion of Administrative Agent, the same may be paid, either in whole or in part, to Borrower for such purposes as Administrative Agent shall approve, in its discretion.
5.1.13    The Project. Borrower shall complete the Project on or before the Payment Date in September, 2020 (which date shall be extended on a day-for-day basis for each day during which performance of such obligations was prevented on account of an event or circumstance constituting a Force Majeure, but in any event not past the Payment Date in December, 2020). At Administrative Agent's option, it shall be an Event of Default (if Administrative Agent so notifies Borrower in writing) if Borrower does not complete such work in accordance with all Administrative Agent-approved plans and specifications by such required deadline. Borrower acknowledges and agrees that Administrative Agent may retain a construction consultant and other consultants deemed necessary or desirable by Administrative Agent, at Borrower's expense, to make periodic inspections of the Property and to review all change orders relating to the Project. Administrative Agent may request such consultants before making any Additional Advance to inspect all work and materials for which payment is requested and all other work upon the Property and/or submit to Administrative Agent a progress inspection report. Administrative Agent may also retain such other consultants as Administrative Agent deems necessary or convenient to perform such services as may, from time to time, be required by Administrative Agent in connection with the Loan, this Agreement, the other Loan Documents or the Property. Borrower agrees to bear and shall pay or reimburse Administrative Agent on demand for all costs and expenses incurred by Administrative Agent in connection with the matters described in this Section 5.1.13 (subject to the limitation, if any, set forth in Section 2.1(b) with respect to the making of Additional Advances). Borrower further acknowledges and agrees that neither Borrower nor any third party shall have the right to use or rely upon the reports of Administrative Agent's consultants or any other reports generated by Administrative Agent or its consultants for any purpose whatsoever, whether made prior to or after commencement of construction. Borrower shall be responsible for making its own inspections of the Property during the course of construction and shall determine to its own satisfaction that the work done and materials supplied are in accordance with applicable contracts with its contractors. By advancing funds after any inspection of the Property by Administrative Agent or its consultants, Administrative Agent shall not be deemed to waive any Event of Default, waive any right to require construction defects or any other work to be corrected, or acknowledge that all construction conforms to the Administrative Agent-approved plans and specifications. Notwithstanding any provision of this Agreement to the contrary, in the event that Administrative Agent should determine that the actual quality or value of the work performed or the materials furnished does not correspond with the quality or value of the work required by the Administrative Agent-approved plans and specifications, upon Administrative
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Agent's demand Borrower shall immediately correct the conditions to which Administrative Agent objects.
5.1.14    Required Equity. Borrower shall contribute and invest in the Property required cash equity in an amount not less than $91,991,785.50 (the "Required Equity"), comprised of not less than $70,900,000.00 as of the Closing Date and $21,091,758.50 to be contributed from and after the Closing Date. Amounts contributed consisting of Borrower's 60% share of budgeted Project Expenditures contributed pursuant to Section 2.1(b)(ix) hereof shall be counted as contributions of Required Equity. In addition, Borrower shall contribute and deposit with Administrative Agent (to be held in the Elevator Modernization and Interiors Reserve Account and disbursed as provided in Section 3.2(k) hereof) the following amounts at the following times with respect to the remaining budgeted costs of the Elevator Modernization and Interiors Work (and such amounts shall be counted as contributions of Required Equity): (a) on the Payment Date in April, 2019, the sum of $810,919.50; and (b) on the Payment Date in October, 2019, the sum of $810,919.50; and (c) on the Payment Date in April, 2020, the sum of $810,919.50 (collectively, the "Additional Elevator Contributions"). No other payments by Borrower shall count as contributions of Required Equity, including, without limitation, any payments in connection with a Balancing Event or costs in excess of budgeted expenditures. During the existence of an Event of Default, notwithstanding the amount of Project Expenditures incurred to the date of any demand by Administrative Agent under this Section 5.1.14, Borrower will be required to deposit the balance of the Required Equity with Administrative Agent upon Administrative Agent's demand therefor.
5.1.15    Expenses; Indemnity.
(a)    Borrower covenants and agrees to pay or, if Borrower fails to pay, to reimburse, Administrative Agent upon receipt of written notice from Administrative Agent for all out-of-pocket costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Administrative Agent or Lender in connection with (i) the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby and all the costs of furnishing all opinions by counsel for Borrower (including without limitation any opinions requested by Administrative Agent as to any legal matters arising under this Agreement or the other Loan Documents with respect to the Property); (ii) Borrower's ongoing performance of and compliance with Borrower's respective agreements and covenants contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date, including confirming compliance with environmental and insurance requirements and obtaining updated or new appraisals of the Property (provided, however, so long as no Event of Default exists, Borrower shall not be required to pay for more than one appraisal in any twelve (12) month period); (iii) Administrative Agent's and Lender's ongoing performance and compliance with all agreements and conditions contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date; (iv) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters requested by Borrower; (v) securing Borrower's compliance with any requests made pursuant to the provisions of this Agreement and the other Loan Documents; (vi) the filing and recording fees and expenses, title insurance and reasonable fees and expenses of counsel for providing to Administrative Agent all required legal opinions, and other similar expenses incurred in creating and perfecting the liens in favor of Administrative Agent pursuant to this Agreement and the other Loan Documents; (vii) enforcing or preserving any rights, either in response to third party claims or in prosecuting or defending any action or proceeding or other litigation, in each case against, under or affecting Borrower, Guarantor, this Agreement, the other Loan Documents, the Property, or any other security given for the Loan; and (viii) enforcing any Obligations of or collecting any payments due from Borrower under this Agreement, the other
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Loan Documents or with respect to the Property or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings; provided, however, that Borrower shall not be liable for the payment of any such costs and expenses to the extent the same arise by reason of the gross negligence or illegal acts or willful misconduct of Administrative Agent.
(b)    Borrower shall indemnify, defend and hold harmless Administrative Agent, any Lender, any Servicer, their respective Affiliates, and their respective directors, managers, officers, partners, members, shareholders, participants, employees, professionals and agents of any of the foregoing, and the successors and assigns of the foregoing (each, an "Indemnified Party"), from and against any and all Losses that may be imposed on, incurred by, or asserted against an Indemnified Party in any manner relating to or arising out of (i) any Defaults or Events of Default under the Loan and/or in connection with the enforcement of the Loan Documents, (ii) any breach by Borrower of its Obligations under, or any misrepresentation by any Borrower Party contained in the Loan Documents, (iii) the use or intended use of the proceeds of the Loan, (iv) out-of-pocket costs incurred by Administrative Agent or Lender in connection with any amendment to, or restructuring of, the Debt or the Loan Documents, (v) any accident, injury to, or death of, Persons or loss of or damage to the Property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or rights of way, (vi) any use, non-use or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or rights of way, (vii) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof, (viii) any failure of the Property to be in compliance with any Legal Requirements, (ix) any and all third-party claims and demands whatsoever which may be asserted against an Indemnified Party by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease or other agreement relating to the Property, and (x) all Recourse Liabilities; provided, however, that Borrower shall not have any obligation to an Indemnified Party hereunder to the extent that the applicable indemnified liabilities arise from the gross negligence or illegal acts or willful misconduct of such Indemnified Party. To the extent that the undertaking to indemnify, defend and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall pay the maximum portion that it is permitted to pay and satisfy under applicable Legal Requirements to the payment and satisfaction of all such indemnified liabilities incurred by an Indemnified Party.
(c)    Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals reasonably approved by the Indemnified Parties. Notwithstanding the foregoing, if the defendants in any such claim or proceeding include both Borrower and any Indemnified Party and Borrower and such Indemnified Party shall have reasonably concluded that there are any legal defenses available to it and/or other Indemnified Parties that are different from or in addition to those available to Borrower, such Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party, provided that no compromise or settlement shall be entered without Borrower's consent, which consent shall not be unreasonably withheld or delayed. Upon demand, Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.
(d)    The indemnifications made pursuant to this Section 5.1.15 shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by any of the following: (i) any satisfaction, release or other termination of this Agreement, the Security
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Instrument or any other Loan Document, (ii) any assignment or other transfer of all or any portion of this Agreement, the Security Instrument or any other Loan Document or Administrative Agent's or Lender's interest in the Property (but, in such case, such indemnifications shall benefit both the Indemnified Parties and any such assignee or transferee), (iii) any exercise of Administrative Agent's or Lender's rights and remedies pursuant hereto, under the Security Instrument or under any other Loan Document, including, but not limited to, foreclosure or acceptance of a deed in lieu of foreclosure, (iv) any exercise of any rights and remedies pursuant to this Agreement, the Note or any of the other Loan Documents, (v) any transfer of all or any portion of the Property (whether by Borrower or by Administrative Agent or Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), (vi) any amendment to this Agreement, the Security Instrument, the Note or any other Loan Documents, and/or (vii) any act or omission that might otherwise be construed as a release or discharge of Borrower from the Obligations or any portion thereof. Notwithstanding the foregoing, in no event will Borrower's indemnity under this Section 5.1.15 extend to events or occurrences Borrower proves in a nonappealable court of competent jurisdiction (or in an appealable court of competent jurisdiction if Administrative Agent irrevocably waives its right to an appeal thereof) first occurred after the date such Indemnified Parties took title to the Property, through a foreclosure, Administrative Agent's or Lender's acceptance of a deed in lieu of foreclosure or otherwise, so long as such Loss does not result from (i) any act or circumstance occurring prior to the date such Indemnified Parties took title to the Property through a foreclosure, Administrative Agent's or Lender's acceptance of a deed in lieu of foreclosure or otherwise (as applicable), or (ii) any act of Borrower or any of its agents, Affiliates or employees.
5.1.16    Post-Closing Obligations. Attached hereto as Schedule VIII is a list of specific requirements which must be satisfied by Borrower within the time period set forth opposite the description of such requirement. If said requirements are not satisfied within said time periods, the same shall constitute, at Administrative Agent's option, an Event of Default. Borrower acknowledges and agrees that the Loan Documents are being executed at this time and the Loan is being disbursed without said requirements being satisfied on the express condition that such requirements be satisfied within the applicable time periods, and that the execution of the Loan Documents and funding of the Loan shall not constitute any waiver by Administrative Agent that such requirements have been met. For the avoidance of doubt, with respect to any obligation for which Borrower is required to use commercially reasonable efforts to satisfy the same pursuant to Schedule VIII, the mere failure to timely obtain the applicable post-closing item shall not result in an Event of Default so long as Borrower uses commercially reasonable efforts to obtain the same.
5.1.17    Sanctions; Anti-Money Laundering; Anti-Corruption. The Restricted Parties, their respective Affiliates, and to Borrower's knowledge, their agents and other Persons holding any direct or indirect ownership or beneficial interest in Borrower, shall comply with Sanctions and Anti-Money Laundering Laws and Anti-Corruption Laws and maintain in effect policies and procedures designed to promote and achieve compliance with applicable Sanctions and Anti-Money Laundering Laws and Anti-Corruption Laws.
5.1.18    Right of First Negotiation. Borrower shall, prior to discussing the proposed financing of the Hotel Improvements with any third party lender, afford Administrative Agent the right of first negotiation with respect to the terms upon which Lenders would be willing to provide additional financing for the Hotel Improvements (the "Right of First Negotiation"), subject to the following terms and conditions:
(a)    Borrower shall negotiate in good faith with Administrative Agent for a period of not less than thirty (30) days from and after the date that Borrower has presented Administrative Agent with all of the following items related to the Hotel Improvements: (i) a project budget;
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(ii) a project schedule; (iii) plans and specifications;  (iv) the name of the franchisor or hotel "flag" under which the proposed hotel would operate (together with any proposed terms upon which Borrower would operate under such franchise); and (v) any other documents and instruments with respect to the Hotel Improvements as reasonably requested by Administrative Agent;
(b)    The terms of any proposed financing would include the following requirements (among others):
(i)    The proposed hotel to be operated in the Hotel Component shall be under one of the following "flags": Hyatt, Hilton, Marriott or IHG;
(ii)    Highgate, or another strong regional or national hotel operator and/or manager, shall be engaged by Borrower to manage and operate the hotel within the Hotel Component; and
(iii)    The Loan Agreement and other Loan Documents would be modified to, among other things, account for (A) the terms of such additional financing (B) the requirements related to the completion of the Hotel Improvements, (C) covenants, conditions and restrictions related to the operation of the hotel following completion of the Hotel Improvements and (D) all other terms and conditions in the Loan Documents impacted by the addition of a hotel to the Property.
If Borrower affords Administrative Agent the Right of First Negotiation pursuant to the terms of this Section 5.1.18 and Borrower and Administrative Agent are unable to reach agreeable terms for Lenders to finance the Hotel Improvements, Borrower shall have the right to Release the Hotel Component, subject to all of the terms and conditions set forth in Section 5.2.10(c) hereof.
5.1.19    Release, Complete or Pay Down. If, as of the Payment Date in September, 2020, Borrower shall not have (a) completed the Release of the Hotel Component in accordance with Section 5.2.10(c) hereof, or (b) commenced construction of the improvements to the Hotel Component (i) pursuant to a project budget, a project schedule, plans and specifications, a general contractor agreement and major trade contracts that have been approved by Administrative Agent in its sole discretion, and (ii) with an anticipated date for completion of such improvements to the Hotel Component being no later than one hundred twenty (120) days after the Payment Date in September, 2020, then Borrower shall on or prior to the Payment Date in September, 2020, pay to Administrative Agent the sum of (w) the Required Pay Down, which amount shall be applied to the repayment of the Debt in accordance with Section 2.3.1 hereof, plus (x) all accrued and unpaid interest on the principal being prepaid pursuant to clause (w) above, plus (y) the Exit Fee due on the portion of principal being so prepaid hereunder, plus (z) all of Administrative Agent's out of pocket costs and expenses incurred in connection with such prepayment (including reasonable attorneys' fees).
Section 5.2.     Negative Covenants. From the date hereof and until payment and performance in full of all Obligations in accordance with the terms of this Agreement and the other Loan Documents, Borrower hereby covenants and agrees with Administrative Agent that it shall not do, directly or indirectly, any of the following:
5.2.1    Management Agreement. Borrower shall not, without Administrative Agent's prior written consent: (a) surrender, terminate or cancel the Management Agreement; (b) reduce or consent to the reduction of the term of the Management Agreement; (c) increase the amount of any base management fees payable to Manager under the Management Agreement in excess of three percent (3%) of Revenues per annum or otherwise agree to pay any incentive fees (or
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similar compensation) to Manager in excess of amounts set forth in the Management Agreement as of the Closing Date or otherwise approved by Administrative Agent in writing; or (d) otherwise modify, change, supplement, alter or amend, or waive or release any of its material rights and remedies under, the Management Agreement in any material respect. Borrower shall not permit Manager to assign or subcontract Manager's rights, duties or responsibilities under the Management Agreement to any other Person without the express written consent of Administrative Agent. Following the occurrence and during the continuance of an Event of Default, Borrower shall not exercise any rights, make any decisions, grant any approvals or otherwise take any action under the Management Agreement without the prior written consent of Administrative Agent, which consent may be granted, conditioned or withheld in Administrative Agent's sole discretion.
5.2.2    Indebtedness. Borrower shall not (directly or indirectly) create, incur, assume, or allow to exist any Indebtedness with respect to Borrower or any Required SPE Entity, other than Permitted Indebtedness.
5.2.3    Leasing Matters.
(a)    Except as provided in Section 5.2.3(b) below, without the prior written consent of Administrative Agent, Borrower shall not (i) enter into any Lease; (ii) cancel or terminate (including by exercise of any landlord recapture rights) any Lease; (iii) approve any assignment of any Lease that releases the original tenant from its obligations under such Lease, (iv) amend, modify or waive the provisions of any Lease; or (v) cancel or modify any guaranty, or release any security deposit, letter of credit, or other item constituting security pertaining to any Lease.
(b)    Notwithstanding the provisions of Section 5.2.3(a) above, provided that no Event of Default shall have occurred and be continuing, Administrative Agent's consent shall not be required as provided above for the creation, assignment (by a tenant), termination, amendment or modification of any Lease which is not a Major Lease provided that: (i) the applicable Lease (or amendment or modification of a Lease if such amendment or modification adjusts or otherwise affects rent) provides for payment of a net effective rent (after taking into account any free rent, construction allowances or other concessions granted by landlord) and other material amounts payable no less than the then effective fair market rent then prevailing for similar properties and leases in the market area (and taking into account the type and creditworthiness of the tenant, the length of the term including any renewals, and the location and size of the premises covered thereby); (ii) the applicable Lease (or amendment or modification) is otherwise on commercially reasonable terms and satisfies the Lease Requirements; (iii) a copy of such Lease is delivered to Administrative Agent promptly after execution thereof together with Borrower's certification that such Lease satisfies the foregoing conditions of this Section 5.2.3; (iv) such Lease, amendment or modification does not contain any options to purchase or other rights with respect to the ownership of the Property, does not contain any restrictions on landlord's rights to lease remaining portions of the Property, except upon terms satisfying the other requirements of this Section 5.2.3(b), and does not contain any options for the tenant thereunder to terminate such Lease, other than in the event of a material casualty or condemnation; (v) such Lease, amendment or modification is entered into on an arm's-length basis; and (vi) such amendment or modification of the applicable Lease is required to be entered into pursuant to the terms of such Lease or each of the following conditions are satisfied: (A) such Lease, as so amended or modified, would not constitute a Major Lease and would, after such amendment or modification, satisfy the conditions of this Section 5.2.3(b), as applicable; (B) to the extent that any additional space is demised pursuant to such amendment or modification, with respect thereto, such amendment or modification satisfies the provisions of this Section 5.2.3(b), as applicable; (C) such amendment or modification does not reduce the rent payable under the Lease so amended or modified; and (D) such amendment or modification does not otherwise have a Material Adverse Effect.
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(c)    Any request for approval of a Lease, or assignment, termination, amendment or modification of any Lease requiring approval as set forth above shall be made to Administrative Agent in writing and together with such request Borrower shall furnish to Administrative Agent: (i) such biographical and financial information about the proposed tenant and any guarantor of such proposed Lease as Administrative Agent may reasonably require; (ii) a copy of the proposed form of Lease (or amendment or modification); and (iii) a summary of the material terms of such proposed Lease (or amendment or modification) including rental terms and the term of the proposed Lease and any options.
(d)    Borrower shall observe and perform the obligations imposed upon the lessor under the Major Leases in a commercially reasonable manner. Borrower shall promptly send Administrative Agent copies of any notices of default received from the tenant under any Lease, and will enforce (short of terminating a Major Lease, unless Administrative Agent consents thereto) the performance by each tenant of the tenant's obligations under any Lease.
(e)    Any rents (expressly excluding security deposits) collected more than one (1) month in advance by Borrower shall be delivered to Administrative Agent to be held as Prepaid Revenues and (i) if a Cash Management Event exists, applied in accordance with Section 3.1 and (ii) if no Cash Management Event exists, disbursed to Borrower when payment thereof is due under the applicable Lease. Borrower, at Administrative Agent's request, shall furnish Administrative Agent with executed copies of all Leases hereafter made (to the extent not theretofore provided to Administrative Agent). All Leases executed after the date hereof (including any renewal or expansion options) shall provide that they are subordinate to the Security Instrument and that the lessee agrees to attorn to Administrative Agent or any purchaser at a sale by foreclosure or power of sale. Borrower shall hold all security deposits delivered by tenants pursuant to the Leases in accordance with the terms of the applicable Leases and applicable Legal Requirements, and shall take such steps as Administrative Agent may require in order to properly perfect Administrative Agent's lien on any non-cash security deposit held by or on behalf of Borrower when requested by Administrative Agent.
(f)    If the Deemed Approval Requirements set forth herein are fully satisfied in connection with Borrower's request for Administrative Agent's approval with respect to a leasing matter pursuant to this Section 5.2.3, Administrative Agent's approval shall be deemed given with respect to such matter.
5.2.4    Alterations. Borrower shall not (a) commit or suffer any material waste of the Property, (b) make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or intentionally take any action that might invalidate or allow the cancellation of any Required Policy, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security of the Security Instrument or otherwise cause a Material Adverse Effect, (c) permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof, or (d) permit or cause any alterations to any Improvements that (i) would reasonably be likely to have a Material Adverse Effect, (ii) result in a decrease of annualized net operating income for the Property by two percent (2%) or more for a period of thirty (30) days or longer, (iii) violate the terms of any Lease, (iv) concern any structural component of any Improvements, any utility or HVAC system contained in the Improvements, or the exterior of any building constituting a part of any Improvements, or (v) cost, in the aggregate of all related alterations, Two Hundred Thousand and No/100ths Dollars ($200,000) or more; provided, however, that the foregoing limitations shall not apply to alterations consisting of (A) tenant improvement work performed pursuant to any Lease existing on the date hereof or entered into hereafter in accordance with the provisions of this Agreement, (B) any Immediate Repairs, (C) any Project Expenditures, or (D) alterations performed as part of
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a Restoration required hereunder. Without limiting the foregoing, if the total unpaid amounts due and payable with respect to alterations to the Improvements (other than such amounts to be paid or reimbursed by tenants under the Leases, and other than with respect to the alterations described in the foregoing clauses (A) though (D)) shall at any time exceed Four Hundred Thousand and No/100ths Dollars ($400,000), Borrower shall promptly deliver to Administrative Agent as security for the payment of such amounts (and as additional security for the Debt) cash, a Letter of Credit, or a completion and performance bond (issued by a surety acceptable to Administrative Agent) (or a combination thereof), in an amount equal to the excess of the total unpaid amounts with respect to such alterations (other than such amounts to be paid or reimbursed by tenants under the Leases), and Administrative Agent may apply such security from time to time at the option of Administrative Agent to pay for such alterations (or, upon an Event of Default, to the payment of the Debt). If the Deemed Approval Requirements set forth herein are fully satisfied in connection with Borrower's request for Administrative Agent's approval with respect to a matter pursuant to this Section 5.2.4, Administrative Agent's approval shall be deemed given with respect to such matter.
5.2.5    Debt Cancellation. Borrower shall not cancel or otherwise forgive or release any claim or debt (other than termination of Leases in accordance herewith) owed to Borrower by any Person, except for adequate consideration and in the ordinary course of Borrower's business.
5.2.6    Zoning; Restrictive Covenants; Assessments. Without the prior consent of Administrative Agent, Borrower shall not (a) initiate or consent to any subdivision or condominiumization of the Property or any portion thereof, or zoning reclassification of any portion of the Property, or seek any variance under any existing zoning ordinance or use or permit the use of any portion of the Property in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule, or regulation, (b) fail to exercise any option or right to renew or extend the term of any easements or restrictive covenants benefitting the Property, the failure of which could reasonably be expected to have a Material Adverse Effect (if applicable) (and if Borrower shall fail to exercise any such option or right as aforesaid, Administrative Agent may exercise the option or right as Borrower's agent and attorney-in-fact as provided above in Administrative Agent's own name or in the name of and on behalf of a nominee of Administrative Agent, as Administrative Agent may determine in the exercise of its sole and absolute discretion), (c) waive, excuse, condone or in any way release or discharge any party to any such easement or restrictive covenants of or from their material obligations, covenant and/or conditions under any such restrictive covenants, (d) surrender, terminate, forfeit, or suffer or permit the surrender, termination or forfeiture of, or change, modify or amend in a material or adverse manner, any easement or restrictive covenants affecting the Property, or (e) suffer, permit or initiate the joint assessment of all or any portion of the Property (i) with any other real property constituting a tax lot separate from the Property, or (ii) which constitutes real property with any portion of the Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to such real property portion of the Property.
5.2.7    Reserved.
5.2.8    Organization; Compliance with Legal Requirements; Special Purpose Entity. Borrower shall not: (a) change its principal place of business or state of organization without first giving Administrative Agent thirty (30) days' prior notice; (b) violate (and shall take commercially reasonable efforts to prevent any other Person in occupancy of or involved with the operation or use of the Property to violate) any Legal Requirements, (c) fail to cause any of the representations and warranties contained in Section 4.21 hereof to be true in any material respect at any time; (d) fail to be a Special Purpose Entity, or fail to cause any Required SPE Entity required hereunder to be a Special Purpose Entity; (e) remove or replace any Independent
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Director or Independent Manager except for Cause, and in any event not without providing at least five (5) Business Days' advance written notice thereof to Administrative Agent; (f) to the fullest extent permitted by applicable Legal Requirements, engage (nor permit any Required SPE Entity required hereunder to engage) in any dissolution, liquidation, or consolidation or merger with or into any other business entity; (g) modify, amend, waive or terminate (nor permit any Required SPE Entity required hereunder to modify, amend, waive or terminate) its organizational documents; (h) fail to maintain qualification to do business in any jurisdiction to the extent the same is required for the ownership, maintenance, management and operation of the Property; or (i) cease to operate the Property in the manner in which it is presently being operated (other than temporary cessation in connection with any continuous and diligent renovation or restoration of the Property following a Casualty or Condemnation), or change the trade name or names under which it operates the Property.
5.2.9    ERISA. Borrower shall not engage in any transaction that would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Administrative Agent or Lender of any of its rights under the Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA, or otherwise cause Borrower to be unable to make the representations contained in Section 4.21(f) and (g) hereof. Borrower further covenants and agrees to deliver to Administrative Agent such certifications or other evidence from time to time throughout the term of the Loan, as requested by Administrative Agent in its sole discretion, that (a) the representations contained in Section 4.21(f) and (g) hereof are true and correct as of the date of such certification, and (b) one or more of the following circumstances is true: (i) ownership interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R §2510.3-101(b)(2); (ii) less than twenty-five percent (25%) of each outstanding class of ownership interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R §2510.3-101(f)(2); (iii) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R §2510.3-101(c) or (e); or (iv) the assets of Borrower are not otherwise "plan assets" (within the meaning of 29 C.F.R. §2510.3-101) of one or more "employee benefit plans" (as defined in §3(3) of ERISA) subject to Title I of ERISA.
5.2.10    Transfers.
(a)    Borrower shall not, and shall not permit to occur, any Transfer (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) of the Property, any part thereof, or any legal or beneficial interest therein, or any direct or indirect ownership interest in any Restricted Party, or any change of Control of a Restricted Party, in each case, other than Permitted Transfers, which shall be permitted without Administrative Agent's consent (but subject to the satisfaction of the terms and conditions of this Section 5.2.10). Borrower shall give Administrative Agent written notice of any Transfer, together with copies of all instruments effecting such Transfer, and certificate of Borrower certifying that the requirements of this Agreement have been satisfied, not less than ten (10) Business Days prior to the date of such Transfer (other than with respect to Transfers described in clause (c) of the definition of Permitted Transfer, notice of which shall be delivered not more than thirty (30) days after such Transfer). If any such Transfer results in a Person owning more than forty-nine percent (49%) of the direct or indirect interests in Borrower that did not own such amount prior to such Transfer or results in a change of Control of Borrower, then Borrower shall deliver to Administrative Agent a substantive consolidation opinion in form and content acceptable to Administrative Agent. Borrower shall reimburse Administrative Agent for all of its expenses incurred by Administrative Agent and Lender in connection with any Transfer. Neither Administrative Agent nor Lender shall be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon a Transfer in violation of this Agreement. This Section 5.2.10 shall apply to every such Transfer regardless of whether voluntary or not, or whether or not Administrative
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Agent has consented to any previous such Transfer. Borrower acknowledges that Administrative Agent and Lender have examined and relied on the experience of Borrower and its direct and indirect owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on such Persons' ownership of Borrower and the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Obligations contained in the Loan Documents. Borrower acknowledges that Administrative Agent and Lender have a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Obligations, Administrative Agent and Lender can recover the Debt by a sale of the Property.
(b)    In the event that Borrower desires to sell the Property to another party and have such party assume all of Borrower's obligations under the Loan Documents, or cause a sale of direct or indirect ownership interests in Borrower that results in a change of Control of Borrower, or in the event Borrower requests Administrative Agent’s approval for a Transfer or change of Control that is not otherwise permitted hereunder, Borrower may make a written application to Administrative Agent for Administrative Agent's consent thereto, and the following terms and conditions shall apply: (i) Borrower shall pay to Administrative Agent a non-refundable review fee in the amount of $10,000 (payable upon Borrower's request for approval); (ii) Borrower shall pay on demand all of the out-of-pocket costs and expenses incurred by Administrative Agent and Lender in connection with its review such request (including Administrative Agent's and Lender's attorneys' fees and expenses) regardless as to whether such request is approved; (iii) Administrative Agent may grant or withhold its consent to such request in its sole and absolute discretion, and may condition such consent on the satisfaction of such requirements as Administrative Agent may determine, including (A) the transferee (or Borrower after the Transfer of a Controlling interest therein) shall be Controlled by a reputable entity or person of good character, creditworthy, with sufficient financial worth considering the obligations assumed and undertaken, as evidenced by financial statements and other information requested by Administrative Agent, (B) an assumption of this Agreement and the other Loan Documents (or, in the case of a Transfer of the Controlling interest in Borrower, such reaffirmations of this Agreement and the other Loan Documents) as so modified as Administrative Agent may require, (C) the payment of an assumption fee equal to seventy-five one hundredths of one percent (0.75%) of the Outstanding Principal Balance, (D) the proposed transferee (or Borrower after the Transfer of a Controlling interest therein) can make (and shall be deemed to have made) the representations and warranties of Borrower set forth herein, (E) the delivery of evidence satisfactory to Administrative Agent that the single purpose nature and bankruptcy remoteness of transferee (or Borrower after the Transfer of a Controlling interest therein) following such transfers are in accordance with the then current standards of Administrative Agent, (F) one or more substitute Person(s) acceptable to Administrative Agent shall have executed and delivered to Administrative Agent a guaranty and an environmental indemnity agreement in substantially the same form as the Guaranty and the Environmental Indemnity executed by Guarantor in connection herewith, (G) the delivery to Administrative Agent of opinions in form and substance satisfactory to Administrative Agent as to substantially the same matters for which opinions were required in connection with the origination of the Loan, including an opinion concerning substantive consolidation if one was delivered in connection with the closing of the Loan, (H) delivery to Administrative Agent of an endorsement to the Title Insurance Policy in form and substance acceptable to Administrative Agent relating to, among other things, the change in the identity of the vestee and execution and delivery of the documents required herein and the continuing priority of the Security Instrument and the continuing effect of the title insurance and all endorsements thereto, and (I) such other conditions as Administrative Agent shall determine.
(c)    Borrower may obtain the release of the Hotel Component from the lien of the Loan Documents (a "Release") upon satisfaction of each of the following conditions:
(i)    no Event of Default shall then exist;
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(ii)    Borrower shall have given Administrative Agent at least thirty (30) days' prior written notice of such proposed Release; provided, however, the initiation of discussions pursuant to the Right of First Negotiation set forth in Section 5.1.18 shall satisfy the notice requirements hereunder;
(iii)    Borrower shall have completed discussions with Administrative Agent pursuant to the Right of First Negotiation set forth in Section 5.1.18 hereof, and Borrower and Administrative Agent shall have failed to establish mutually agreeable terms for Lenders to finance the Hotel Improvements;
(iv)    Borrower shall submit to Administrative Agent for execution by Administrative Agent, not less than five (5) Business Days prior to the date of such Release, a form for release of the lien appropriate in the State where the Property is located (which form shall be subject to the reasonable approval of Administrative Agent);
(v)    Borrower shall pay to Administrative Agent (i) the Release Amount, (ii) all accrued and unpaid interest on the principal being prepaid pursuant to clause (i) above, (iii) the Exit Fee due on the portion of principal being so prepaid, and (iv) all of Administrative Agent's out of pocket costs and expenses incurred in connection with such Release (including reasonable attorneys' fees);
(vi)    Administrative Agent shall have obtained on the date of the Release an endorsement to the policy or policies of title insurance insuring the Security Instrument reflecting the release of the Hotel Component, and confirming no change in the priority of the Security Instrument on the Property remaining collateral for the Loan or except pursuant to the conditions or stipulations of the policy or policies, in the amount of the insurance or the coverage under the policy or policies;
(vii)    Borrower and Guarantor shall have executed and delivered to Administrative Agent an agreement in form and content reasonably acceptable to Administrative Agent reaffirming their respective obligations under the Loan Documents;
(viii)    If applicable, the Management Agreement shall have been amended to remove the Hotel Component from the scope thereof in a manner reasonable acceptable to Administrative Agent;
(ix)    After giving effect to the Release, the Debt Yield shall be greater than the Debt Yield in effect immediately prior to the Release;
(x)    (i) a separate Condominium Unit shall have been created for the Hotel Component pursuant to the Condominium Declaration, (ii) the size, shape, and configuration of such Condominium Unit for the Hotel Component and the Property that is not being released shall have been approved by Administrative Agent; (iii) following such Release, the Property shall (A) constitute one or more separate tax parcels and the remaining Property shall not be subject to any liens for taxes attributable to the Hotel Component (or Borrower shall have provided evidence that such separate tax parcel designation has been approved by any applicable Governmental Authority and a title endorsement to Administrative Agent's title policy insuring Administrative Agent against any loss it may suffer as a result of the Property being released not being a separate tax parcel in form and content acceptable to Administrative Agent), (B) comply in all material respects with all Legal Requirements (including all applicable subdivision, parking, zoning, and land use laws), the requirements of any Leases, and all covenants, conditions and restrictions encumbering the Property, (C) benefit from appropriate facilities and/or easements for access, circulation, utilities, and parking as may be necessary for the continued use of the Property in the manner in which it was used prior to such Release, all as approved by
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Administrative Agent, and (D) contain Improvements that are leaseable independent of (and without the need to rely on any facilities, equipment, or other Improvements that are part of) any portion of the Property constituting the Hotel Component; (iv) any easement or similar instrument entered into in connection with the Release shall have been approved by Administrative Agent; and (v) if the survey delivered to Administrative Agent in connection with the closing of the Loan does not depict the Hotel Component and the remaining Property as separate parcels, an updated survey satisfactory to Administrative Agent separately depicting the remaining Property.
(xi)    if the Loan is included in a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code (a "REMIC Trust") and the Loan to value ratio as determined by Administrative Agent in its reasonable discretion using any commercially reasonable method permitted to a REMIC Trust exceeds 125% immediately after the Release, no Release will be permitted unless the principal balance of the Loan is paid down by the greater of (A) the Release Amount or (B) the least of one of the following amounts: (i) the fair market value of the Hotel Component at the time of the Release, or (ii) an amount such that such Loan to value ratio as so determined by Administrative Agent after the Release is not greater than the Loan to value ratio of the entire Property immediately prior to the Release, unless the Administrative Agent receives an opinion of counsel that, if (B) is not followed, the REMIC Trust will not fail to maintain its status as a REMIC Trust;
(xii)    Mezzanine Borrower shall have satisfied all conditions precedent to the Release of the Hotel Component contained in the Mezzanine Loan Agreement; and
(xiii)    Borrower shall deliver to Administrative Agent an Officer's Certificate certifying that the requirements set forth in this Section 5.2.10 have been satisfied.
Upon payment of the Release Amount and satisfaction of all other conditions to a Release in this Section 5.2.10(c), the Hotel Component shall be released from the lien of the Loan Documents and the term "Property" shall thereafter no longer include the Hotel Component. Nothing in this Section 5.2.10 shall release any Borrower or Guarantor from any liability or obligation relating to (A) any environmental matters arising under the Loan Documents with respect to the Hotel Component, and (B) any Recourse Liabilities relating to the Hotel Component arising from events or circumstances occurring prior to such Release. For the avoidance of doubt, Borrower shall not have any right to separately release the Tower Unit or the Future Development Unit from the lien of the Loan Documents.
5.2.11    The Project. Without Administrative Agent's prior written approval, Borrower shall not amend, modify or terminate the Project Budget or any Project Document, nor request, initiate, agree to, accept, cause or suffer directly or indirectly any Change Order. Notwithstanding the foregoing, however, so long as no Event of Default then exists, Borrower shall be permitted to amend the Project Budget or any Project Document to implement the following: (a) reallocate verifiable cost savings achieved with respect to any applicable line items of Project Expenditures within the Project Budget to any other line item of Project Expenditures in amounts not in excess of $150,000.00 for any single reallocation, or $1,000,000.00 in the aggregate during the term of the Loan, and (b) apply funds allocated to any Hard Cost contingency line item to cost overruns incurred with respect to any other line item of Hard Costs within the Project Budget (provided, however, Borrower may not apply such funds allocated to the contingency line item unless Administrative Agent has determined that the remaining funds allocated to the Hard Cost contingency line item are at least equal to ten percent (10%) of the estimated remaining Hard Costs to complete the Project), (c) apply funds allocated to any Soft Cost contingency line item to cost overruns incurred with respect to any other line item of Soft Costs within the Project Budget, and (d) implement a Change Order so long as the same will not (i) reduce the gross leasable area of the Property, or modify the general layout of
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the Improvements (or any component thereof), (ii) require or permit the use of materials, furniture, fixtures, or equipment that are lower in quality than the materials, furniture, fixtures, and equipment originally specified in or required by the Plans and Specifications approved by Administrative Agent, or (iii) result in an increase or decrease in the cost of the Project of greater than $150,000.00 with respect to a single item, or $1,000,000.00 with respect to the aggregate cost of all such Change Orders which were either previously approved by Administrative Agent or which did not require Administrative Agent approval. Borrower shall submit to Administrative Agent copies of each proposed Change Order at least ten (10) Business Days prior to the same becoming effective, together with documentation reasonably satisfactory to Administrative Agent, setting forth all changes proposed to be made to any Project Document.
5.2.12    Mezzanine Loan Matters.
(a)    Notices. Borrower shall deliver to Administrative Agent, promptly after the receipt or delivery, a copy of any notice of default received or sent by Mezzanine Borrower with respect to the Mezzanine Loan and of any other material written correspondence (including electronically transmitted items) given or received by Mezzanine Borrower or Guarantor to or from the Mezzanine Loan Administrative Agent or its agents.
(b)    Independent Approval Rights. If any action, proposed action or other decision is consented to or approved by Mezzanine Loan Administrative Agent, such consent or approval shall not be binding or controlling on Administrative Agent or Lender. Borrower hereby acknowledges and agrees that (i) the risks of Mezzanine Lender in making the Mezzanine Loan are different from the risks of Administrative Agent in making the Loan, (ii) in determining whether to grant, deny, withhold or condition any requested consent or approval, Mezzanine Loan Administrative Agent and Administrative Agent may reasonably reach different conclusions, and (iii) Administrative Agent has an absolute independent right to grant, deny, withhold or condition any requested consent or approval based on its own point of view, but subject to the standards of consent set forth herein. Furthermore, the denial by Administrative Agent of a requested consent or approval shall not create any liability or other obligation of Administrative Agent if the denial of such consent or approval results directly or indirectly in a default under the Mezzanine Loan Documents, and Borrower hereby waives any claim of liability against Administrative Agent arising from any such denial unless Administrative Agent has not complied with any applicable standard for consent. The rights described above may be exercised by any entity which owns and controls, directly or indirectly, substantially all of the interests in Administrative Agent.
(c)    Intercreditor Agreement. Borrower hereby acknowledges and agrees that any intercreditor agreement entered into between Administrative Agent and Mezzanine Loan Administrative Agent will be solely for the benefit of Administrative Agent and Mezzanine Loan Administrative Agent, and that neither Borrower nor Mezzanine Borrower shall be third-party beneficiaries (intended or otherwise) of any of the provisions therein, have any rights thereunder, or be entitled to rely on any of the provisions contained therein. Administrative Agent and Mezzanine Loan Administrative Agent have no obligation to disclose to Borrower or Mezzanine Borrower the contents of any such intercreditor agreement. Borrower's obligations hereunder are and will be independent of any such intercreditor agreement and shall remain unmodified by the terms and provisions thereof.
5.2.13    Sanctions; Anti-Money Laundering; Anti-Corruption.
(a)    At all times throughout the term of the Loan, including after giving effect to any Transfers permitted pursuant to the Loan Documents, no Restricted Party, no Affiliate of any Restricted Party, and, to the Borrower's knowledge, no agent of the foregoing or other Person holding any direct or indirect ownership or beneficial interest in Borrower or its funds or other
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assets (a) shall be a Designated Person, (b) shall be located, organized, resident or have a place of business in a Designated Jurisdiction, (c) shall be a Person with whom Administrative Agent or any Lender is restricted from doing business under Sanctions and Anti-Money Laundering Laws, (d) shall engage in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of offenses designated in any Sanctions and Anti-Money Laundering Laws or (e) otherwise violate Sanctions and Anti-Money Laundering Laws, and Borrower shall not engage in any dealings or transactions or otherwise be associated with such Persons. Borrower covenants and agrees that in the event Borrower receives any notice of any of the foregoing, Borrower shall promptly notify Administrative Agent.
(b)    Borrower will not, directly or indirectly, use the proceeds of the Loan, or lend, contribute or otherwise make available such proceeds to any Person, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of Anti-Corruption Laws, (ii) to fund any activities or business of or with any Designated Person, or in any Designated Jurisdiction, or (iii) in any other manner that would violate Sanctions and Anti-Money Laundering Laws by any Person. The Restricted Parties shall not make any repayment of the Debt out of proceeds derived from a transaction that would be prohibited under applicable Sanctions and Anti-Money Laundering Laws.
(c)    To help the US Government fight the funding of terrorism and money laundering activities, The Sanctions and Anti-Money Laundering Laws require Administrative Agent and Lenders to obtain, verify and record information that identifies its customers. Upon the request of Administrative Agent, Borrower shall provide Administrative Agent and each Lender with any additional information that Administrative Agent or any Lender deems necessary from time to time in order to ensure compliance with this Section 5.2.13 and with Sanctions and Anti-Money Laundering Laws and any other applicable Legal Requirements concerning sanctions, terrorism, anti-corruption, money-laundering and similar activities, and shall re-make the representations contained in Section 4.22 hereof.
5.2.14    HVCRE Matters. Notwithstanding anything herein to the contrary, Borrower shall not make any distribution of cash or other property to its constituent direct and indirect owners which could cause the Loan to be classified as an HVCRE Loan, and in any event shall at all times maintain sufficient cash equity invested in the Property to ensure that the Loan is not categorized as an HVCRE Loan. Within ten (10) Business Days after Administrative Agent's request Borrower shall to provide to Administrative Agent a certification in form and substance acceptable to Administrative Agent setting forth in reasonable detail Borrower's compliance with the foregoing requirements and provide documentation in support thereof if requested by Administrative Agent.
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5.2.15    Master Lease.
(a)    Borrower shall not waive, excuse, condone or in any way release or discharge Guarantor of or from Guarantor's obligations, covenants and/or conditions under the Master Lease without the prior written consent of Administrative Agent.
(b)    Borrower shall not, without Administrative Agent's prior written consent, surrender, terminate, forfeit, or suffer or permit the surrender, termination or forfeiture of, or change, modify or amend in a material or adverse manner, the Master Lease. Consent to one amendment, change, agreement or modification shall not be deemed to be a waiver of the right to require consent to other, future or successive amendments, changes, agreements or modifications.
(c)    Borrower shall not, without Administrative Agent's prior written consent, elect to treat the Master Lease as terminated under subsection 365(h)(l) of the Bankruptcy Code. Any such election made without Administrative Agent's prior written consent shall be void.
ARTICLE VI

EVENTS OF DEFAULT; REMEDIES; EXCULPATION
Section 6.1.     Events of Default. Each of the following events shall constitute an event of default hereunder (an "Event of Default"):
(a)    if (i) any payment of principal or interest due with respect to the Loan is not paid on the Payment Date when due, or (ii) the entire Debt is not paid in full on the Maturity Date, or (iii) any payment required to be made to a Reserve Account under this Agreement is not paid on the Payment Date when due, or (iv) any other monetary sum required to be paid hereunder or under any other Loan Document is not paid within ten (10) days after written demand from Administrative Agent (in each case with respect to the foregoing unless such failure results from Administrative Agent failing to timely apply, or instruct its Servicer to apply, funds held by Administrative Agent or such Servicer specifically to pay such amount due in accordance with the terms and conditions of this Agreement);
(b)    if any of the Property Taxes or other liens or charges against the Property are not paid prior to delinquency (unless the same are being contested by Borrower in accordance with the terms and conditions of this Agreement, or unless such failure results from Administrative Agent failing to timely pay, or instruct its Servicer to pay, Property Taxes when required hereunder, to the extent sufficient funds are then held in the Tax Reserve Account);
(c)    if the Required Policies are not kept in full force and effect pursuant to the terms hereof (unless such failure results from Administrative Agent failing to timely pay, or instruct its Servicer to pay, such premiums when required hereunder, to the extent sufficient funds are then held in the Insurance Reserve Account);
(d)    the occurrence of a Transfer or change of Control of a Restricted Party in violation of Section 5.2.10 hereof;
(e)    if (i) any representation or warranty made by Borrower herein or by Borrower or Guarantor in any other Loan Document as of the date such representation or warranty was made or is deemed to have been remade is, or (ii) any financial statement, report, certificate or other instrument, agreement or document furnished to Administrative Agent by or on behalf of Borrower or Guarantor after the date hereof shall have been (or contained statements or information that is), false or misleading in any material respect as of the date the same was
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delivered, unless with respect to the foregoing misrepresentations or false or misleading information (each, a "Misrepresentation") (A) such Misrepresentation was not knowingly or intentionally made, (B) Lender has suffered no material Loss on account thereof (or Borrower shall have reimbursed Lender for the amount of such Loss) nor has the same resulted in a Material Adverse Effect, (C) such Misrepresentation can be cured (meaning that the facts and circumstances underlying the applicable Misrepresentation can be changed such that the applicable representation or information as made or delivered will be true and correct), and (D) such Misrepresentation has been so cured within thirty (30) days after the earlier of (1) the date on which Borrower first has actual knowledge that such Misrepresentation exists, and (2) the date on which Administrative Agent first notifies Borrower that such Misrepresentation exists;
(f)    if a Bankruptcy Action occurs with respect to Borrower, any Required SPE Entity, or Guarantor; provided, however, if such Bankruptcy Action was involuntary and not consented to by such Person, the same shall constitute an Event of Default hereunder only upon the same not being discharged, stayed or dismissed within ninety (90) days;
(g)    if Borrower or any Required SPE Entity fails to be a Special Purpose Entity, or if any of the assumptions contained in any opinion concerning substantive consolidation delivered to Administrative Agent in connection with the Loan fail to be true and correct in any material respect; provided, however, the same shall not be an Event of Default if (i) such breach was inadvertent and non-recurring, (ii) such breach is not reasonably expected to have a Material Adverse Effect, (iii) Borrower cures such breach within ten (10) Business Days of the earlier to occur of (A) Borrower obtaining actual knowledge of same, and (B) notice from Administrative Agent, and (iv) within thirty (30) days of the request by Administrative Agent, Borrower shall cause counsel to Borrower to deliver an opinion of counsel opining that Borrower and its assets will not be consolidated into or with any other Person or such Person's Bankruptcy Action regardless as to the existence of such breach, which opinion shall be acceptable to Administrative Agent;
(h)    if Borrower breaches any of the negative covenants contained in Section 5.2 hereof; provided, however, the same shall not be an Event of Default if (i) such breach was not knowingly or intentionally made, (ii) Lender has suffered no material Loss on account thereof (or Borrower shall have reimbursed Lender for the amount of such Loss) nor has the same resulted in a Material Adverse Effect, (iii) such breach can be cured, and (iv) such breach has been so cured within thirty (30) days after the earlier of (A) the date on which Borrower first has actual knowledge that such breach exists, and (B) the date on which Administrative Agent first notifies Borrower that such breach exists);
(i)    if Borrower breaches any of its covenants contained in Section 5.1.6 hereof and such breach continues for a period of ten (10) Business Days following Administrative Agent's notice to Borrower of the same;
(j)    if Guarantor breaches any of its net worth or liquidity requirements under the Loan Documents;
(k)    if Borrower fails to terminate any applicable Management Agreement if requested by Administrative Agent (when Administrative Agent has the right to so require a termination of the Management Agreement pursuant to this Agreement) within five (5) Business Days' after Administrative Agent's request therefor;
(l)    if (i) for any reason there is a discontinuance of construction of the Project for a period in excess of thirty (30) days and/or a period in excess of five (5) consecutive Business Days more than once in any sixty (60) calendar day period, in each case, other than on account of
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a Force Majeure, or (ii) the Project is not Completed by the date required pursuant to Section 5.1.13 hereof (as such date may be extended pursuant to said Section 5.1.13);
(m)    the occurrence of (i) any amendment to or termination or cancellation of any of the Project Documents without Administrative Agent's prior written approval, (ii) any of the Project Documents not being in full force or effect for any reason, or (iii) any default by Borrower under any of the Project Documents beyond any applicable notice or cure period available thereunder;
(n)    if a Balancing Event is not cured within five (5) business days after written notice thereof from Administrative Agent;
(o)    the occurrence of any prepayment of the Mezzanine Loan Outstanding Principal Balance without the Loan being repaid concurrently therewith on a pro rata basis (based on the respective Outstanding Principal Balance and the Mezzanine Loan Outstanding Principal Balance) in accordance with (and subject to) the requirements of this Agreement;
(p)    the occurrence of (A) any amendment to or termination or cancellation of any of the Condominium Documents without Administrative Agent's prior written approval, (B) any of the Condominium Documents not being in full force or effect for any reason, or (C) any default by Borrower under any of the Condominium Documents beyond any applicable notice or cure periods available thereunder;
(q)    the failure to pay Administrative Agent the full amount of the Required Pay Down when due pursuant to Section 5.1.19 hereof;
(r)    any failure by Guarantor to pay any amount due from Guarantor under the Master Lease;
(s)    the failure to pay Administrative Agent the full amount of the Additional Elevator Contributions when due pursuant to Section 5.1.14 hereof;
(t)    if (i) a breach or default by Borrower or Guarantor under any condition or obligation contained in the Master Lease is not cured within any applicable cure period provided therein, or (ii) any Property subject to a Master Lease shall be surrendered or the Master Lease shall be terminated or cancelled for any reason or under any circumstances whatsoever, or (iii) any of the terms, covenants or conditions of the Master Lease shall in any manner be modified, changed, supplemented, altered, or amended without the prior written consent of Administrative Agent;
(u)    if there shall exist an "Event of Default" under and as defined in any other Loan Document, or with respect to any term, covenant or provision set forth in the Loan Documents which specifically contains a notice requirement or grace period, if Borrower shall be in default under such term, covenant or condition after the giving of such notice or the expiration of such grace period; and
(v)    if a Default not specified in the clauses enumerated above continues to exist for ten (10) days after notice to Borrower from Administrative Agent, in the case of any Default which can be cured by the payment of a sum of money, or for thirty (30) days after notice from Administrative Agent in the case of any other Default; provided, however, that if such non-monetary Default is susceptible of cure but cannot reasonably be cured within such thirty (30) day period and provided further that Borrower or Guarantor (as applicable) shall have commenced to cure such Default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for such
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time as is reasonably necessary for Borrower in the exercise of due diligence to cure such Default, such additional period not to exceed ninety (90) days.
Section 6.2.     Remedies.
(a)    During the continuance of an Event of Default, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents or at law or in equity, Administrative Agent may, at its election, take such action, without notice or demand, that Administrative Agent deems advisable to protect and enforce its rights against Borrower and in and to the Property, including declaring the Debt to be immediately due and payable, and Administrative Agent may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Borrower and the Property, including all rights or remedies available at law or in equity; provided that during the continuance of any Event of Default described in Section 6.1(f) above, the Debt shall immediately and automatically become due and payable, without notice or demand, and Borrower hereby expressly waives any such notice or demand, anything contained herein or in any other Loan Document to the contrary notwithstanding.
(b)    During the continuance of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Administrative Agent or Lender against Borrower under this Agreement or any of the other Loan Documents executed and delivered by, or applicable to, Borrower or at law or in equity may be exercised by Administrative Agent or Lender at any time and from time to time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Administrative Agent shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents. Any such actions taken by Administrative Agent shall be cumulative and concurrent and may be pursued independently, singularly, successively, together or otherwise, at such time and in such order as Administrative Agent may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Administrative Agent or Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, Borrower agrees that if an Event of Default exists (i) Administrative Agent shall not be subject to any "one action" or "election of remedies" law or rule, (ii) all liens and other rights, remedies or privileges provided to Administrative Agent shall remain in full force and effect until Administrative Agent has exhausted all of its remedies against the Property and the lien created by the Security Instrument has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Debt or the Obligations have been paid in full, (iii) Administrative Agent may, in its sole discretion, without impairing or otherwise affecting any other rights and remedies of Administrative Agent hereunder, at law or in equity, apply (ex parte or otherwise on an emergency or expedited basis, if elected by Administrative Agent), for the appointment of a custodian, trustee, receiver, keeper, liquidator or conservator of the Property or any part thereof, irrespective of the adequacy of the security for the Debt and without regard to the solvency of Borrower or of any Person liable for the payment of the Debt, to which appointment Borrower does hereby consent and such receiver or other official shall have all rights and powers permitted by applicable Legal Requirements and such other rights and powers as the court making such appointment may confer, but the appointment of such receiver or other official shall not impair or in any manner prejudice the rights of Administrative Agent to receive the Revenues with respect to the Property pursuant to this Agreement or any other Loan Document, and (iv) Administrative Agent may draw on any Letter of Credit delivered to Administrative Agent in connection with the Loan and apply such funds to the Debt, or hold the same as collateral for the Debt, in Administrative Agent's sole discretion.
(c)    Lender and Administrative Agent shall have the right from time to time to sever the Notes and the other Loan Documents into one or more separate notes, mortgages and other security documents in such denominations as Lender and Administrative Agent shall determine
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in its sole discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder. Borrower shall execute and deliver to Administrative Agent from time to time, promptly after the request of Administrative Agent, a severance agreement and such other documents as Administrative Agent shall request in order to effect the severance described in the preceding sentence, all in form and substance satisfactory to Administrative Agent. Borrower hereby absolutely and irrevocably appoints Administrative Agent as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect the aforesaid severance, Borrower ratifying all that its said attorney shall do by virtue thereof; provided, however, Administrative Agent shall not make or execute any such documents under such power until three (3) days after notice has been given to Borrower by Administrative Agent of Administrative Agent's intent to exercise its rights under such power. The costs or expenses incurred in connection with the preparation, execution, recording or filing of the foregoing Loan Documents (and amendments thereto) shall be paid by Borrower.
(d)    With respect to Borrower and the Property, nothing contained herein or in any other Loan Document shall be construed as requiring Administrative Agent or Lender to resort to the Property for the satisfaction of any of the Debt in any preference or priority, and Administrative Agent may seek satisfaction out of the Property, or any part thereof, in its absolute discretion in respect of the Debt. Except as limited by applicable Legal Requirements, Administrative Agent shall have the right from time to time to partially foreclose the Security Instrument in any manner and for any amounts secured by the Security Instrument then due and payable as determined by Administrative Agent, including the following circumstances: (i) during the continuance of an Event of Default in the payment of one or more scheduled payments of principal and/or interest, Administrative Agent may foreclose the Security Instrument to recover such delinquent payments, or (ii) during the continuance of an Event of Default, in the event Administrative Agent elects to accelerate less than the entire Debt, Administrative Agent may foreclose the Security Instrument to recover so much of the Debt as Administrative Agent may accelerate and such other sums secured by the Security Instrument as Administrative Agent may elect. Notwithstanding one or more partial foreclosures, the Property shall remain subject to the Security Instrument to secure payment of sums secured by the Security Instrument and not previously recovered.
(e)    In addition to all remedies conferred it by law and by the terms of this Agreement and the other Loan Documents, during the continuance of an Event of Default, Administrative Agent may pursue any one or more of the following remedies concurrently or successively, it being the intent hereof that none of such remedies shall be to the exclusion of any other, and with full rights to reimbursement from Borrower and any Guarantor: (i) take possession of the Property and complete any construction work at the Property, including the right to avail itself of and procure performance of existing contracts or let any contracts with the same contractors or others and to employ watchmen to protect the Property from injury (and without restricting the generality of the foregoing and for the purposes aforesaid to be exercised during the existence and continuance of an Event of Default, Borrower hereby appoints and constitutes Administrative Agent its lawful attorney-in-fact with full power of substitution to complete any construction work at the Property in the name of Borrower); (ii) use amounts in the Reserve Accounts to complete any construction work at the Property; (iii) make changes to the plans and specifications which shall be necessary or desirable to complete any construction work at the Property in substantially the manner contemplated by such plans and specifications; (iv) retain or employ new general contractors, subcontractors, architects, engineers and inspectors as shall be required for said purposes; to pay, settle or compromise all existing bills and claims which may be liens or security interests, or to avoid such bills and claims becoming liens against the Property, or as may be necessary or desirable for the completion of any construction work at the Property or for the clearance of title to the Property; (v) execute all applications and certificates in the name of Borrower which may be required by any of the contract documents; (vi) prosecute and defend all actions or proceedings in connection with any construction work at the Property;
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and (vii) take any action and require such performance as it deems necessary to be furnished hereunder and to make settlements and compromises with the surety or sureties thereunder, and in connection therewith, to execute instruments of release and satisfaction.
(f)    Any amounts recovered from the Property or any other collateral for the Loan during the existence of an Event of Default may be applied by Administrative Agent toward the payment of the Debt in such order, priority and proportions as Administrative Agent determines.
(g)    The rights, powers and remedies of Administrative Agent and Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Administrative Agent or Lender may have against Borrower or Guarantor pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Administrative Agent's rights, powers and remedies may be pursued singularly, concurrently or otherwise, at such time and in such order as Administrative Agent may determine in Administrative Agent's sole discretion.
(h)    During the existence of an Event of Default, Administrative Agent may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder or under the other Loan Documents or being deemed to have cured any Event of Default, make, do or perform any obligation of Borrower hereunder or under the other Loan Documents in such manner and to such extent as Administrative Agent may deem necessary (which, for the avoidance of doubt shall include curing any default under or breach of the Management Agreement, regardless of whether a Default or Event of Default exists hereunder). Administrative Agent is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property for such purposes. All out-of-pocket costs and expenses incurred by Administrative Agent or Lender in remedying or attempting to remedy such Event of Default or such other breach or default by Borrower or in appearing in, defending, or bringing any action or proceeding shall bear interest at the Default Rate from the date such costs and expenses were incurred to the date reimbursement payment is received by Administrative Agent. All such costs and expenses incurred by Administrative Agent and Lender, together with interest thereon calculated at the Default Rate, shall be deemed to constitute a portion of the Obligations, shall be secured by the liens and security interests provided to Administrative Agent under the Loan Documents and shall be immediately due and payable upon demand by Administrative Agent therefor.
(i)    Upon the occurrence of any Event of Default (irrespective of whether or not the same consists of an ongoing condition, a one-time occurrence, or otherwise), the same shall be deemed to continue at all times thereafter; provided, however, that such Event of Default shall cease to continue only if Administrative Agent shall accept payment or performance of the defaulted obligation or shall execute and deliver a written confirmation that such Event of Default has ceased to continue. Administrative Agent shall not be obligated under any circumstances whatsoever to accept such payment or performance or execute and deliver any such writing. Without limitation, this Section shall govern in any case where reference is made in this Agreement or elsewhere in the Loan Documents to (i) any "cure" (whether by use of such word or otherwise) of any Event of Default, (ii) "during an Event of Default," "the continuance of an Event of Default" or "after an Event of Default has ceased" (in each case, whether by use of such words or otherwise), or (iii) any condition or event which continues beyond the time when the same becomes an Event of Default.
Section 6.3.     Limitation on Remedies.
(a)    Exculpation. Subject to the qualifications set forth in this Section 6.3, Administrative Agent shall not enforce the liability and obligation of Borrower to perform and
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observe the obligations contained in the Notes, this Agreement, the Security Instrument or the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower, or its direct or indirect owners (other than pursuant to any separate agreement, indemnity or guaranty, including pursuant to the Guaranty and the Environmental Indemnity), except that Administrative Agent may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Administrative Agent to enforce and realize upon its interest under the Notes, this Agreement, the Security Instrument and the other Loan Documents, or in the Property, the Revenues, or any other collateral given to Administrative Agent pursuant to the Loan Documents; provided, however, that, except as specifically provided herein, any judgment awarded in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property, in the Revenues and in any other collateral given to Administrative Agent as collateral security for the Debt, and Administrative Agent, without limitation of the foregoing and in addition thereto, agrees for itself and its successors and assigns that it and its successors and assigns shall not sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding under, or by reason of, or in connection with, the Notes, this Agreement, the Security Instrument or the other Loan Documents. The provisions of this Section 6.3(a) shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by any of the Loan Documents; (ii) impair the right of Administrative Agent to name Borrower as a party defendant in any action or suit for foreclosure and sale under the Security Instrument; (iii) affect the validity or enforceability of any separate agreement, indemnity or guaranty (including the Guaranty and the Environmental Indemnity), or any of the rights and remedies of Administrative Agent or Lender thereunder; (iv) impair the right of Administrative Agent to obtain the appointment of a receiver; (v) impair the enforcement of the Assignment of Leases; or (vi) constitute a prohibition against Administrative Agent seeking a deficiency judgment against Borrower not otherwise prohibited by this Section 6.3(a) in order to fully realize the security granted by the Security Instrument or commencing any other appropriate action or proceeding in order for Administrative Agent to exercise its remedies against the Property, provided, that, the liability and obligation of Borrower in connection with any such deficiency action shall be limited (Y) to the Recourse Liabilities and (Z) if a Springing Recourse Event has occurred, to the Debt.
(b)    Recourse for Losses. Nothing contained in this Agreement or any of the other Loan Documents shall in any manner or way release, affect or impair the right of Administrative Agent to recover, and Borrower shall be fully and personally liable for and subject to legal action to the extent of, any Losses actually suffered or incurred by Administrative Agent and/or Lender arising out of or in connection with the following (all such liability and obligation for any or all of the following being referred to herein as the "Recourse Liabilities"):
(i)    fraud, intentional misrepresentation, or intentional failure to disclose a material fact concerning the Property, Borrower, any Required SPE Entity, Guarantor, or the Loan by any of the Borrower Parties;
(ii)    willful misconduct or illegal acts of any of the Borrower Parties;
(iii)    intentional material physical waste of the Property by any Borrower Party or any Person at the direction of any of the foregoing; provided, however, Borrower shall have no liability under this subsection (b)(iii) if sufficient revenues are not available to Borrower from the Property to prevent such material physical waste;
(iv)    the removal or disposal of any portion of the Property during the existence of an Event of Default in violation of this Agreement unless such Property is promptly replaced with property of equivalent value and functionality if reasonably necessary or which is no longer necessary in connection with the operation of the Property;
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(v)    the misappropriation, conversion, or application in a manner prohibited by the Loan Documents by or on behalf of any Borrower Party of (A) any insurance proceeds, (B) any condemnation proceeds, (C) any funds disbursed from the Reserve Accounts or advanced to Borrower as an Additional Advance, or (D) any Revenues;
(vi)    failure to pay charges for labor or materials or other charges that create a lien on any portion of the Property (not including liens relating to capital improvements that were specifically approved by Administrative Agent and for which either (A) Administrative Agent did not require that Borrower deposit funds with Administrative Agent sufficient to pay for such work, or (B) sufficient amounts have been deposited with Administrative Agent to specifically pay for such work);
(vii)    any security deposits, advance deposits or any other deposits collected with respect to the Property which are not delivered to Administrative Agent upon a foreclosure of the Property or transfer in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such foreclosure or transfer in lieu thereof and permitted hereunder;
(viii)    failure of Borrower to purchase and maintain any Interest Rate Cap Agreement as required pursuant to this Agreement;
(ix)    Borrower's failure to obtain and maintain the fully paid for Required Policies in accordance with Section 5.1.11 attributable to the time that Borrower owns the Property (provided that Borrower shall not have liability pursuant to this clause (x) to the extent that (A) the Property fails to generate sufficient Revenue during the prior twelve (12) month period to pay such Required Policies or (B) sufficient amounts have been deposited with Administrative Agent to specifically pay the same);
(x)    Borrower's failure to pay all Property Taxes attributable to the time that Borrower owns the Property prior to the same becoming delinquent (provided that Borrower shall not have liability pursuant to this clause (x) to the extent that (A) the Property fails to generate sufficient Revenue during the prior twelve (12) month period to pay such Property Taxes or (B) sufficient amounts have been deposited with Administrative Agent to specifically pay the same);
(xi)    the failure of Borrower or any Required SPE Entity to be a Special Purpose Entity;
(xii)    intentionally omitted;
(xiii)    any default by Borrower under, or failure by Borrower to comply with, any of the provisions of the Condominium Documents;
(xiv)    the occurrence of any Transfer in violation of this Agreement; or
(xv)    the exercise by any party to the 1992 Lease Agreement of the right to access or enter onto the Property for the purposes set forth in such 1992 Lease Agreement.
(c)    Full Recourse. Notwithstanding anything to the contrary in this Agreement, the Notes or any of the Loan Documents, Administrative Agent shall not be deemed to have waived any right which Administrative Agent may have under Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by the Security Instrument or to require that all collateral shall continue to secure all of
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the Obligations in accordance with the Loan Documents, and the Debt shall be fully recourse to Borrower in the event of any of the following (each, a "Springing Recourse Event"):
(i)    Borrower or Required SPE Entity (A) filing a voluntary petition under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, or (B) making an assignment for the benefit of creditors, or admitting, in writing or in any legal proceeding (other than in writing to Administrative Agent, or as may be required by law in connection with any legal proceeding), its insolvency or inability to pay its debts as they become due;
(ii)    Any Borrower Party colluding with or otherwise assisting in, or soliciting or causing to be solicited petitioning creditors for, or consenting to, acquiescing (in writing) in, or joining in (A) any involuntary petition filed against Borrower or Required SPE Entity, by any Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, or (B) an application for the appointment of a custodian, receiver, trustee, or examiner for Borrower or Required SPE Entity or all or any portion of the Property (other than an application by Administrative Agent in connection with the enforcement of Administrative Agent's remedies under the Loan Documents) (it being acknowledged that the mere failure to oppose or defend an involuntary petition where no meritorious defense exists shall not be deemed acquiescing for purposes hereof);
(iii)    the failure of Borrower or any Required SPE Entity to be a Special Purpose Entity, if such failure is cited as a material factor in any order for substantive consolidation of Borrower or Required SPE Entity with any other Person;
(iv)    the occurrence of a Transfer in violation of this Agreement; provided, however, the foregoing shall not apply to any Transfer resulting directly and solely from a condemnation, the filing of a mechanic's lien affidavit or entering into a Lease;
(v)    the incurrence by Borrower or Required SPE Entity of any Indebtedness in violation of this Agreement;
(vi)    if any Borrower Party, in any judicial or quasi-judicial case, action or proceeding contests (or any Borrower Party colludes with or otherwise assists any other Person, or solicits or causes to be solicited any other Person to contest) the validity or enforceability of the Loan Documents or contests or intentionally hinders, delays or obstructs (or any Borrower Party colludes with or otherwise assists any other Person, or solicits or causes to be solicited any other Person to contest, hinder, delay or obstruct) the pursuit of any rights or remedies by Administrative Agent (including the commencement and/or prosecution of a foreclosure action, judicial or non-judicial, the appointment of a receiver for the Property or any portion thereof or any enforcement of the terms of the Assignment of Leases), unless a court of competent jurisdiction finds that such actions by any such Borrower Party were undertaken in good faith, and were not based on a frivolous or meritless position; or
(vii)    if any Borrower Party shall make a counterclaim against Administrative Agent, a Lender, Servicer or their Affiliates in violation of Section 8.14 hereof;
(viii)    the modification or termination of the Project Documents in violation hereof;
(ix)     the modification or termination of the Master Lease made in violation of this Agreement; or
(x)    the modification or termination of the Condominium Documents in violation of this Agreement.
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ARTICLE VII

SECONDARY MARKET TRANSACTIONS; SERVICING
Section 7.1.     Secondary Market Transactions. Borrower acknowledges and agrees that any Lender may (a) sell, transfer, pledge, and/or encumber all or any portion of the Loan and the Loan Documents, (b) grant or issue one or more participations therein, and/or (c) consummate one or more private or public securitizations of rated single- or multi-class securities (the "Securities") secured by or evidencing ownership interests in all or any portion of the Loan and the Loan Documents or a pool of assets that include all or any portion of the Loan and the Loan Documents (a "Securitization", and together with any other such sales, transfers, and/or participations described in the foregoing clauses, and any Special Mezzanine Loan Advance, collectively, a "Secondary Market Transaction"). Notwithstanding the foregoing, so long as no Event of Default has occurred, Lender agrees that it will not sell or transfer any unadvanced portion of the Loan prior to Completion of the Project (other than a participation interest in connection with which the holder of the applicable Note remains liable to make Additional Advances as provided herein) to any Person other than a Qualified Transferee without Borrower's consent, not to be unreasonably withheld, delayed or conditioned; provided, however, that the foregoing shall not be deemed to limit the rights of Lender and Mezzanine Lender with respect to the making of a Special Mezzanine Loan Advance.
Section 7.2.     Borrower Cooperation.
(a)    In connection with any Secondary Market Transaction, Borrower shall execute and deliver to Administrative Agent such documents, instruments, certificates, financial statements, assignments and other writings, do such other acts and provide such information, provide a non-consolidation opinion to Administrative Agent in a form reasonably acceptable to Administrative Agent, and participate in such meetings and discussions, in each case that are necessary to facilitate the consummation of each Secondary Market Transaction, including executing and delivering such documents and agreements (and deliver such opinions of counsel with respect thereto as Administrative Agent may require) necessary to (i) restructure the Loan into multiple notes (which may include component notes and/or senior and junior notes), issue additional or replacement Notes, and/or reduce the number of Notes, and/or (ii) restructure the Loan into a mortgage loan and one or more mezzanine loans (to be made to one or more Special Purpose Entities that will be the direct and/or indirect owners of the ownership interests in Borrower, and secured by a pledge of such ownership interests, in each case including that such notes and/or mezzanine loans), and/or (iii) establish different interest rates with respect to, and reallocate the amortization and principal balances applicable to, each note or tranche of the Loan, and/or (iv) assign to each such note or tranche or to each tranche of the restructured Loan such order of priority as may be designated by Administrative Agent, and/or (v) modify any operative dates within the Loan Documents (including the Payment Date and the Interest Period); provided, however, that (A) the aggregate principal amount of all such notes or tranches as of their date of creation shall equal the Outstanding Principal Balance immediately prior to their creation, (B) the weighted average interest rate of all such notes or tranches shall on the date created equal the interest rate that was applicable to the Loan immediately prior to the creation of such notes or tranches, (C) the debt service payments on all such notes or tranches shall on the date they are created equal the debt service payment that was due under the Loan immediately prior to the creation of such notes or tranches, (D) no such amendment to the Loan Documents shall decrease in any material manner the rights of Borrower or Guarantor under the Loan Documents, or result in any additional material liability or material obligation to Borrower or Guarantor under the Loan Documents (except to the extent related to having different interest rates apply to the notes or tranches upon partial paydown thereof following the occurrence of an Event of Default, or the extent related to having separate mortgage and mezzanine loans); it being further agreed that the mere reduction of the Outstanding Principal Balance and
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commensurate increases in the Mezzanine Loan Outstanding Principal Balance shall not be deemed to violate this clause (D) so long as the requirements of clauses (A), (B), and (C) above are satisfied, and (E) no such amendment described in clause (v) above shall be effective sooner than thirty (30) days after notice thereof from Administrative Agent, nor shall it cause the Maturity Date to be an earlier date. In connection with the creation of any mezzanine loan as described above, Borrower shall cause the formation of one or more Special Purpose Entities as required by Administrative Agent in order to serve as the borrower under any such mezzanine loan (and the applicable organizational documents of Borrower and such new entity shall be acceptable to Administrative Agent in form and content), and Borrower shall deliver to Administrative Agent a "UCC-9" insurance policy and a mezzanine endorsement to the owner's policy of title insurance held by Borrower, and such opinions of legal counsel as Administrative Agent may require. If Borrower fails to cooperate with Administrative Agent within ten (10) Business Days of written request by Administrative Agent, Administrative Agent is hereby appointed as Borrower's attorney in fact, coupled with an interest, to execute any and all documents necessary to accomplish such modifications (but in any event the Loan Documents shall be deemed to have been modified to incorporate any such modifications as Administrative Agent may so notify Borrower of in writing) and at Administrative Agent's option, declare such failure to be an Event of Default.
(b)    At the request of Administrative Agent, Borrower shall provide information regarding Borrower, the Guarantor or the Property which is not in the possession of Administrative Agent or which may be required by Administrative Agent in order to satisfy the market standards to which Administrative Agent or Lender customarily adheres or which may be required by prospective investors and/or the Rating Agencies or required by applicable Legal Requirements in connection with any such Secondary Market Transaction, including to: (i) provide additional and/or updated information concerning Borrower, any Required SPE Entity, Guarantor, Manager, or the Property, together with appropriate verification and/or consents related to such information through letters of auditors or opinions of counsel of independent attorneys acceptable to Administrative Agent and the Rating Agencies; (ii) assist in preparing descriptive materials for presentations to any or all of the Rating Agencies, and work with, and if requested, supervise, third-party service providers engaged by Borrower, any Required SPE Entity and their respective Affiliates to obtain, collect, and deliver information requested or required by Administrative Agent or the Rating Agencies; (iii) deliver (1) new or updated opinions of counsel as to non-consolidation, due execution and enforceability with respect to the Property, Borrower, any Required SPE Entity, Guarantor and their respective Affiliates, and the Loan Documents (including a so-called "10b-5" opinion), and (2) revised organizational documents for Borrower and any Required SPE Entity and certificates of the relevant Governmental Authorities in all relevant jurisdictions indicating the good standing and qualification of Borrower and Required SPE Entity as of the date of the Secondary Market Transaction, which counsel opinions and revisions to organizational documents shall be satisfactory to Administrative Agent and the Rating Agencies; (iv) use commercially reasonable efforts to deliver such additional tenant estoppel letters and subordination, non-disturbance and attornment agreements or, if applicable, estoppels from parties to agreements that affect the Property and who are required to provide the same, which estoppel letters and subordination non-disturbance and attornment agreements shall be satisfactory to Administrative Agent and the Rating Agencies; (v) make such representations and warranties as of the closing date of the Secondary Market Transaction with respect to the Property, Borrower, any Required SPE Entity, Guarantor and the Loan Documents as may be requested by Administrative Agent or the Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof, including the representations and warranties made in the Loan Documents; (vi) if requested by Administrative Agent, review and certify as to the accuracy of any information regarding the Property, Borrower, any Required SPE Entity, Guarantor, Manager, and the Loan which is contained in a preliminary or final private placement memorandum, prospectus, prospectus supplement (including any amendment or supplement to
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either thereof), or other disclosure document to be used by Administrative Agent, Lender or any Affiliate thereof; and (vii) supply to Administrative Agent such documentation, financial statements and reports in form and substance required in order to comply with any applicable securities laws.
(c)    If, at the time a Disclosure Document is being prepared for a Securitization, Lender expects that Borrower alone or Borrower and one or more Affiliates of Borrower collectively, or the Property alone or the Property and any related properties (within the meaning of Regulation AB under the Securities Act), collectively, will be a Significant Obligor, Borrower shall furnish to Administrative Agent upon request (i) the selected financial data or, if applicable, net operating income, required under Item 1112(b)(1) of Regulation AB under the Securities Act and the Exchange Act, if Lender expects that the principal amount of the Loan together with any Related Loans as of the cut-off date for such Securitization may, or if the principal amount of the Loan together with any Related Loans as of the cut-off date for such Securitization and at any time during which the Loan and any Related Loans are included in a Securitization does, equal or exceed ten percent (10%) (but less than twenty percent (20%) of the aggregate principal amount of all mortgage loans included or expected to be included, as applicable, in the Securitization, or (ii) the financial statements required under Item 1112(b)(2) of said Regulation AB, if Lender expects that the principal amount of the Loan together with any Related Loans as of the cut-off date for such Securitization may, or if the principal amount of the Loan together with any Related Loans as of the cut-off date for such Securitization and at any time during which the Loan and any Related Loans are included in a Securitization does, equal or exceed twenty percent (20%) of the aggregate principal amount of all mortgage loans included or expected to be included, as applicable, in the Securitization. Such financial data or financial statements shall be furnished to Administrative Agent (A) within ten (10) Business Days after notice from Administrative Agent in connection with the preparation of Disclosure Documents for the Securitization, (B) not later than thirty (30) days after the end of each fiscal quarter of Borrower and (C) not later than seventy-five (75) days after the end of each fiscal year of Borrower; provided, however, that Borrower shall not be obligated to furnish financial data or financial statements pursuant to clauses (B) or (C) of this sentence with respect to any period for which a filing pursuant to the Exchange Act is not required. If requested by Administrative Agent, Borrower shall furnish to Administrative Agent, within ten (10) Business Days after Administrative Agent's request, (1) a list of tenants (if any) (including all affiliates of such tenants) that in the aggregate (y) occupy ten percent (10%) or more (but less than twenty percent (20%)) of the total floor area of the improvements or represent ten percent (10%) or more (but less than twenty percent (20%)) of aggregate base rent, and (z) occupy 20% or more of the total floor area of the improvements or represent twenty percent (20%) or more of aggregate base rent, (2) financial data and/or financial statements for any tenant of the Property (in form and substance sufficient to satisfy the requirements of Item 1112 of said Regulation AB as determined by Lender) if, in connection with a Securitization, Lender expects there to be, with respect to such tenant or group of Affiliated tenants, a concentration within all of the mortgage loans included or expected to be included, as applicable, in the Securitization such that such tenant or group of affiliated tenants would constitute a Significant Obligor, and (3) such other or additional financial statements, or financial, statistical or operating information, and/or other forms of such information as has been previously provided, as Lender shall determine to be required pursuant to Regulation AB, Regulation S-K, or Regulation S-X (each under the Securities Act and the Exchange Act), as applicable, or any amendment, modification or replacement thereto or other Legal Requirements applicable to the Loan or any such Secondary Market Transaction in connection with any Disclosure Document or any Exchange Act filing in connection with or relating to a Secondary Market Transaction or as shall otherwise be requested by Administrative Agent. All financial statements provided by Borrower pursuant to this Section 7.2 shall be prepared in accordance with GAAP and shall meet the requirements of said Regulation AB, S-K, and Regulation S-X, as applicable, and all other applicable Legal Requirements applicable to the Loan or any such Secondary Market Transaction, and shall be
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accompanied by the manually executed report of the independent accountants thereon, which report shall meet all such requirements, and shall be further accompanied by a manually executed written consent of such independent accountants, in form and substance acceptable to Administrative Agent, to the inclusion of such financial statements in any Disclosure Document and any filing pursuant to the Exchange Act and to the use of the name of such independent accountants and the reference to such independent accountants as "experts" in any Disclosure Document and any such Exchange Act filing, all of which shall be provided at the same time as the related financial statements are required to be provided. All financial statements shall be certified by the chief financial officer of Borrower, which certification shall state that such financial statements meet the requirements set forth in this Section 7.2.
(d)    Borrower will reimburse Administrative Agent for Administrative Agent's and Lender's out-of-pocket costs and expenses (including fees and expenses of outside legal counsel) relating to any Secondary Market Transaction, subject to a maximum of $15,000.00.
Section 7.3.     Securitization Indemnification.
(a)    Borrower understands that information provided to Administrative Agent and Lender by Borrower and its agents, counsel and representatives may be included in disclosure documents in connection with the Securitization, including an offering circular, a prospectus, prospectus supplement, private placement memorandum or other offering document (each, a "Disclosure Document") and may also be included in filings with the Securities and Exchange Commission pursuant to the Securities Act or Exchange Act, and may be made available to investors or prospective investors in the Securities, rating agencies, investment banking firms, any credit rating agency that has elected to be treated as a nationally recognized statistical rating organization for purposes of Section 15E of the Exchange Act (without regard to whether or not such credit rating agency has been engaged by Administrative Agent, Lender or its respective designees in connection with, or in anticipation of, a Securitization), accounting firms, law firms and other third party advisory and service providers relating to the Securitization. Borrower also understands that the findings and conclusions of any third-party due diligence report obtained by the Lender or Administrative Agent, the issuer of any Securitization or any Securitization placement agent or underwriter may be made publicly available if required, and in the manner prescribed, by Section 15E(s)(4)(A) of the Exchange Act and any rules promulgated thereunder. Borrower shall provide in connection with each of (i) a preliminary and a final private placement memorandum or (ii) a preliminary and final prospectus or prospectus supplement, as applicable, delivered to Borrower for its review and comment specifying the sections thereof that Lender desires Borrower to review, an agreement (A) certifying that Borrower has examined such sections of the Disclosure Documents specified by Lender relating to Borrower, its Affiliates, the Property, any Affiliated Manager, and Guarantor (collectively, the "Borrower Group"), and/or the Loan (such sections, "Applicable Sections") and that no such Applicable Sections contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in such Applicable Sections, in the light of the circumstances under which they were made, not misleading in any material respect (and provided further that any corrections or updates provided by Borrower to such Applicable Sections shall have been incorporated therein to the extent true and accurate), (B) indemnifying Lender, the other Indemnified Parties, and any Person that has filed the registration statement relating to the Securitization (the "Registration Statement"), each of its directors and officers who have signed the Registration Statement, and each Person that controls any such Person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "Lender Group"), and any other placement agent or underwriter with respect to the Securitization, each of their respective directors and officers, each Person who controls a member of the Lender Group or such placement agent or underwriter within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the "Underwriter Group") (for the avoidance of doubt, all of the foregoing Persons are referred to in this Section 7.3 as "Indemnified Parties") for
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any Losses to which the Lender Group or the Underwriter Group may become subject insofar as such liabilities arise out of or are based upon any untrue statement of any material fact contained in the Applicable Sections so certified by Borrower or arise out of or are based upon the omission by Borrower to state in such Applicable Sections a material fact required to be stated in such Applicable Sections or necessary in order to make the statements in such Applicable Sections, in light of the circumstances under which they were made, not misleading in any material respect (and provided further that any corrections or updates provided by Borrower to such Applicable Sections shall have been incorporated therein to the extent true and accurate), and (C) agreeing to reimburse the Lender Group and/or the Underwriter Group for any legal or other expenses incurred by the Lender Group and the Underwriter Group in connection with investigating or defending such liabilities; provided, however, that Borrower will be liable in any such case under clauses (B) or (C) above only to the extent that any such Loss arises out of or is based upon any such untrue statement or omission made in the Applicable Sections so certified by Borrower in reliance upon and in conformity with information furnished to Administrative Agent or Lender by Borrower, Guarantor, or any of their Affiliates in connection with the preparation of such Applicable Sections or in connection with the underwriting or closing of the Loan, including financial statements of Borrower, operating statements and rent rolls with respect to the Property (and provided further that any corrections or updates provided by Borrower to such Applicable Sections shall have been incorporated therein to the extent true and accurate), and shall not be liable to any Indemnified Party for losses to the extent resulting from such Indemnified Party's gross negligence, willful misconduct, or illegal acts. The indemnification provided for in clauses (B) and (C) above shall be effective whether or not the indemnification agreement described above is provided. The aforesaid indemnity will be in addition to any liability which Borrower may otherwise have. In connection with any filing pursuant to the Exchange Act in connection with or relating to a Securitization, Borrower shall (i) indemnify the Lender Group and the Underwriter Group for the above-described liabilities to which the Lender Group or the Underwriter Group may become subject insofar as such liabilities arise out of or are based upon the omission to state in the Applicable Sections so certified by Borrower a material fact required to be stated in such Applicable Sections in order to make the statements in such Applicable Sections, in light of the circumstances under which they were made, not misleading in any material respect, and (ii) reimburse the Lender Group and the Underwriter Group for any legal or other expenses incurred by the Lender Group or the Underwriter Group in connection with defending or investigating such liabilities.
(b)    Promptly after receipt by an Indemnified Party under this Section 7.3 of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7.3, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any Indemnified Party hereunder except to the extent that failure to notify causes prejudice to the indemnifying party. In the event that any action is brought against any Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, to assume the defense thereof with counsel satisfactory to such Indemnified Party. After notice from the indemnifying party to such Indemnified Party under this Section 7.3, such indemnifying party shall pay for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than costs of investigation; provided, however, if the defendants in any such action include both the Indemnified Party and the indemnifying party and the Indemnified Party shall have reasonably concluded that there are any legal defenses available to it and/or other Indemnified Parties that are different from or additional to those available to the indemnifying party, the Indemnified Party or Indemnified Parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf
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of such Indemnified Party at the cost of the indemnifying party. The indemnifying party shall not be liable for the expenses of more than one separate counsel unless an Indemnified Party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to another Indemnified Party.
(c)    In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 7.3  is for any reason held to be unenforceable as to an Indemnified Party in respect of any Losses (or action in respect thereof) referred to therein which would otherwise be indemnifiable under this Section 7.3, the indemnifying party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses (or action in respect thereof); provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, the following factors shall be considered: (i) the relative knowledge of Borrower and the applicable issuer(s) of the Securities in connection with the Securitization, and access to information concerning the matter with respect to which the claim was asserted; (ii) the opportunity to correct and prevent any statement or omission; and (iii) any other equitable considerations appropriate in the circumstances. Administrative Agent and Borrower hereby agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.
(d)    The liabilities and obligations of Borrower, Lender and Administrative Agent under this Section 7.3 shall survive the termination of this Agreement and the satisfaction and discharge of the Debt.
Section 7.4.     Rating Agency Confirmations. Borrower acknowledges and agrees that if the Loan is part of a Securitization, Administrative Agent may be required to obtain confirmation from one or more Rating Agencies that the granting of certain consents, approvals, or waivers (and certain other actions of Administrative Agent) will not cause a downgrade, withdrawal or qualification of any ratings of the Securities or any class thereof, and that any such consent or approval by Administrative Agent may be conditioned upon receipt of such confirmation and the satisfaction of any conditions precedent thereto required by such Rating Agencies (and any use of the phrase "approval of Administrative Agent " (or similar) shall be deemed to mean and include receipt of such confirmation by Administrative Agent from such Rating Agencies). The circumstances under which this might arise include, but are not limited to, request to approve the replacement of a property manager, and requests for approvals of Transfers. Borrower shall be responsible for any and all fees and costs incurred in order to obtain any such Rating Agency confirmation (and Administrative Agent shall be entitled to require payment of such fees and expenses as a condition precedent to the obtaining of any such consent, approval, waiver or confirmation).
ARTICLE VIII

MISCELLANEOUS
Section 8.1.     Survival. This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as all or any of the Obligations are outstanding and unpaid unless a longer period is expressly set forth herein or in the other Loan Documents. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the legal representatives, successors and assigns of such party. All covenants,
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promises and agreements in this Agreement, by or on behalf of Borrower, shall inure to the benefit of the legal representatives, successors and assigns of Administrative Agent and Lender.
Section 8.2.     Administrative Agent Matters
(a)    Appointment; Resignation. Each Lender irrevocably appoints and authorizes Administrative Agent to act on its behalf as Administrative Agent hereunder to take such action as Administrative Agent on its behalf and to exercise such powers under this Agreement as are delegated to Administrative Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto. Neither Administrative Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of Lenders, or (ii) in the absence of its own gross negligence or willful misconduct. Administrative Agent may resign at any time by giving written notice thereof to Lenders and Borrower. Upon any such resignation, Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by Lenders, or no successor Administrative Agent shall have accepted such appointment, within thirty (30) days after the resigning Administrative Agent gives notice of resignation, then the resigning Administrative Agent may, on behalf of Lenders, appoint a successor Administrative Agent. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder first accruing or arising after the effective date of such retirement. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent. Borrower acknowledges and agrees that the provisions of this Section 8.2(a) are intended to govern the relationship among Lenders and Administrative Agent and may be modified or amended without Borrower's consent, written or otherwise. At the option of Administrative Agent, the Loan may be serviced by a servicer/trustee (the "Servicer") selected by Administrative Agent and Administrative Agent may delegate all or any portion of its responsibilities under this Agreement and the other Loan Documents to the Servicer pursuant to a servicing agreement between Administrative Agent and Servicer. Borrower shall be responsible for any set-up fees or any other initial costs relating to or arising under such servicing agreement, as well as for the payment of any "special servicing", "workout", and "liquidation" fees incurred by Administrative Agent in connection with any default or workout of the Loan; provided, however, that Borrower shall not be responsible for payment of the non-special servicing monthly servicing fee due to the Servicer under such servicing agreement.
(b)    Administrative Agent's Discretion. Whenever pursuant to this Agreement, Administrative Agent exercises any right given to it to approve or disapprove, or to make any election, waiver, or request, or to make any determination, or find that any arrangement or term is to be satisfactory to Administrative Agent, the decision of Administrative Agent to approve or disapprove, or to make such election, waiver, request, or determination, decision, or finding shall (except as is otherwise specifically herein provided) be in the sole and absolute discretion of Administrative Agent and shall be final and conclusive. Whenever pursuant to this Agreement, Administrative Agent exercises any right given to it to "reasonably" approve or disapprove, or to make any election, waiver, or request, or to make any determination "reasonably", or find that any arrangement or term is to be "reasonably" satisfactory to Administrative Agent, during the continuance of an Event of Default, the decision of Administrative Agent to approve or disapprove, or to make such election, waiver, request, or determination, decision, or finding shall be in the sole and absolute discretion of Administrative Agent and shall be final and conclusive and the use of the word "reasonably" (or terms of similar meaning) shall have no force or effect.
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(c)    Right to Request and Act on Instructions; Liability of Administrative Agent. Administrative Agent may at any time request instructions from Lender with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents Administrative Agent is permitted or desires to take or to grant, and if such instructions are requested, Administrative Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such written instructions from Lender. Neither Administrative Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of Borrower; or (iii) the validity, effectiveness or genuineness of this Agreement, the other Loan Documents or any other instrument or writing furnished in connection herewith. Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a Lender wire, electronic transmission, portable document format or other similar writing) believed by it to be genuine or to be signed by the proper party or parties. As to any matters not expressly provided for by this Agreement or any other Loan Document, Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by Lenders, and such instructions of the Lenders and any action taken or not taken pursuant thereto shall be binding on all Lenders. Notwithstanding any provision to the contrary in the Loan Documents, Administrative Agent shall not have any duties or responsibilities to Lender, except those expressly set forth herein or therein, or any fiduciary relationship with Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against Administrative Agent and in favor of Lender. Notwithstanding any provision to the contrary in the Loan Documents, Administrative Agent shall not have any obligation whatsoever to incur any costs or make any protective advances with respect to the Loan, the Property or any other collateral for the Loan.
(d)    Conflicts. As between Administrative Agent and Lender, in the event of any conflict, ambiguity or inconsistency between the terms and conditions of this Agreement and the terms and conditions of any co-lender agreement entered into by Lender and Administrative Agent, the terms and conditions of such co-lender agreement shall control.
Section 8.3.     Governing Law.
(A)    THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, THE LOAN WAS MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE LOAN DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW)) AND ANY APPLICABLE LEGAL REQUIREMENTS OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND
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ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT TO THE SECURITY INSTRUMENT AND THE ASSIGNMENT OF LEASES SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS, AND THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
(B)    ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER, ADMINISTRATIVE AGENT OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS MAY AT ADMINISTRATIVE AGENT'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT:
TUAN OLONA, LLP
ONE ROCKEFELLER PLAZA, ELEVENTH FLOOR
NEW YORK, NEW YORK 10020
ATTENTION: HAN-HSIEN TUAN
AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO ADMINISTRATIVE AGENT OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF ADMINISTRATIVE AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE
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LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION. THIS PROVISION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.
Section 8.4.     Modification, Waiver in Writing. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, or of the Note, or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrower, shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.
Section 8.5.     Delay Not a Waiver. Neither any failure nor any delay on the part of Administrative Agent or Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note or under any other Loan Document, or under any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Document, neither Lender nor Administrative Agent shall be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount. A waiver of one Default or Event of Default shall not be construed to be a waiver of any subsequent Default or Event of Default or to impair any remedy, right or power consequent thereon.
Section 8.6.     Notices. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery (with a copy of any notice delivered by the methods described in clause (a) or clause (b) to be sent by electronic mail), addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section 8.6) (any inclusion of an e-mail address below is for informational purposes only, and communication via e-mail alone shall not be an effective method of notice for purposes of this Agreement):
If to Administrative Agent
or any Lender:    ACORE Capital Mortgage, LP
80 E. Sir Francis Drake Blvd., Suite 2A
Larkspur, California 94939
Attention: Stew Ward, Managing Partner
Email: notices@acorecapital.com
with a copy to:    ACORE Capital Mortgage, LP
Sterling Plaza
5949 Sherry Lane, St. 1255
Dallas, Texas 75225
Attention No.: David Homsher, Director / Head of Asset Management
Email: dhomsher@acorecapital.com
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with a copy to:    Winstead PC
500 Winstead Building
2728 N. Harwood Street
Dallas, Texas 75201
Attention: Christopher T. Nixon, Esq.
Email: cnixon@winstead.com
If to Borrower:    CP Tower Owner, LLC
CP Land Owner, LLC
300 Crescent Court, Suite 700
Dallas, Texas 75201
Attention: Matt McGraner
Email: mmcgraner@highlandcapital.com
    CP Tower Owner, LLC
CP Land Owner, LLC
c/o Highland Capital Management, L.P.
300 Crescent Court, Suite 700
Dallas, Texas 75201
Attention: General Counsel
With a copy to:    Wick Phillips Gould & Martin, LLP
3131 McKinney Avenue
Suite 100
Dallas, Texas 75204
Attention: D.C. Sauter, Esq.
Email. d.c.sauter@wickphillips.com
A notice shall be deemed to have been given: (i) in the case of hand delivery or delivery by a reputable overnight courier, at the time of delivery; (ii) in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; (iii) or in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day. Any failure to deliver a notice by reason of a change of address not given in accordance with this Section 8.6, or any refusal to accept notice, shall be deemed to have been given when the delivery was attempted. Any notice required or permitted to be given by any party hereunder or under any other Loan Document may be given by its counsel and any notice required or permitted to be given by Administrative Agent hereunder or under any other Loan Document may also be given by a Servicer.
Section 8.7.     Trial by Jury. BORROWER, ADMINISTRATIVE AGENT AND LENDER HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, ADMINISTRATIVE AGENT AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER, ADMINISTRATIVE AGENT AND BORROWER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.
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Section 8.8.     Headings. The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
Section 8.9.     Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Legal Requirements, but if any provision of this Agreement shall be prohibited by or invalid under applicable Legal Requirements, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
Section 8.10.     Preferences. Administrative Agent shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the Debt. To the extent Borrower makes a payment or payments to Administrative Agent, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Administrative Agent.
Section 8.11.     Waiver of Notice. Borrower hereby expressly waives, and shall not be entitled to, any notices of any nature whatsoever from Administrative Agent or Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Administrative Agent to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Borrower hereby expressly waives the right to receive any notice from Administrative Agent or Lender with respect to any matter for which this Agreement or the other Loan Documents do not specifically and expressly provide for the giving of notice by Administrative Agent to Borrower.
Section 8.12.     Remedies of Borrower. If a claim or adjudication is made that Administrative Agent, Lender or their agents have acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement or the other Loan Documents, Administrative Agent, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Administrative Agent, Lender nor their agents shall be liable for any monetary damages, and Borrower's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Administrative Agent or Lender has acted reasonably shall be determined by an action seeking declaratory judgment.
Section 8.13.     Schedules Incorporated. The Schedules and Exhibits annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.
Section 8.14.     Offsets, Counterclaims and Defenses. Any assignee of Administrative Agent's or a Lender's interest in and to the Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to such documents which Borrower may otherwise have against any assignor of such documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower. Borrower hereby waives the right to assert (and agrees not to assert) a counterclaim of any nature, other than a compulsory counterclaim, in any action or proceeding
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brought against it by Administrative Agent or its agents or otherwise to offset any Obligations. No failure by Administrative Agent or a Lender to perform any of its obligations hereunder shall be a valid defense to, or result in any offset against, any payments that Borrower is obligated to make under any of the Loan Documents. Notwithstanding the foregoing, Borrower does not waive any of its rights to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Administrative Agent or a Lender, in either case, in any separate action or proceeding.
Section 8.15.     No Joint Venture or Partnership; No Third Party Beneficiaries. Borrower, Administrative Agent and Lender intend that the relationships created hereunder and under the other Loan Documents be solely that of debtor and creditor. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower, Administrative Agent and Lender, nor to grant Administrative Agent or Lender any interest in the Property other than that of mortgagee, beneficiary or lender (as applicable). This Agreement and the other Loan Documents are solely for the benefit of Administrative Agent, Lender and Borrower and nothing contained in this Agreement or the other Loan Documents shall be deemed to confer upon anyone other than Administrative Agent and Borrower any right to insist upon or to enforce the performance or observance of any of the Obligations contained herein or therein. All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan (or that Administrative Agent will refuse to make any disbursement of amounts from the Reserve Accounts) in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Administrative Agent or Lender (as applicable) if, in Administrative Agent's or Lender's (as applicable) sole discretion, Administrative Agent or Lender (as applicable) deems it advisable or desirable to do so.
Section 8.16.     Publicity. All news releases, publicity or advertising by Borrower or its Affiliates through any media intended to reach the general public which refers to the Loan Documents or the financing evidenced by the Loan Documents, to Lender, Administrative Agent, or to any of its Affiliates shall be subject to the prior approval of Administrative Agent.
Section 8.17.     Waiver of Marshalling of Assets. To the fullest extent permitted by law, Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of Borrower, Borrower's partners and others with interests in Borrower, and of the Property, or to a sale in inverse order of alienation in the event of foreclosure of the Security Instrument, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Administrative Agent under the Loan Documents to a sale of the Property for the collection of the Debt without any prior or different resort for collection or of the right of Administrative Agent to the payment of the Debt out of the net proceeds of the Property in preference to every other claimant whatsoever.
Section 8.18.     Conflict; Construction of Documents; Reliance. In the event of any conflict between the provisions of this Agreement and any of the other Loan Documents, the provisions of this Agreement shall control. The parties hereto acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of the Loan Documents and that such Loan Documents shall not be subject to the principle of construing their meaning against the party that drafted same. Borrower acknowledges that, with respect to the Loan, Borrower shall rely solely on its own judgment and advisors in entering into the Loan without relying in any manner on any statements, representations or recommendations of Lender or Administrative Agent, or any parent, subsidiary or Affiliate of Lender or
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Administrative Agent. Administrative Agent shall not be subject to any limitation whatsoever in the exercise of any rights or remedies available to it under any of the Loan Documents or any other agreements or instruments which govern the Loan by virtue of the ownership by Lender, it or any parent, subsidiary or Affiliate of Lender or Administrative Agent of any equity interest any of them may acquire in Borrower, and Borrower hereby irrevocably waives the right to raise any defense or take any action on the basis of the foregoing with respect to Administrative Agent's exercise of any such rights or remedies. Borrower acknowledges that Administrative Agent and Lender engage in the business of real estate financings and other real estate transactions and investments that may be viewed as adverse to or competitive with the business of Borrower or its Affiliates.
Section 8.19.     Brokers and Financial Advisors. Borrower hereby represents that, except for JLL, the fees of which shall be paid solely by Borrower,] it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Borrower shall indemnify, defend and hold Administrative Agent and Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind (including attorneys' fees and expenses) in any way relating to or arising from a claim by any Person that such Person acted directly or indirectly, by or on behalf of Guarantor, Borrower or any Affiliate thereof or was retained directly or indirectly, by or on behalf of Guarantor, Borrower or any Affiliate thereof in connection with the transactions contemplated herein. The provisions of this Section 8.19 shall survive the expiration and termination of this Agreement and the payment of the Debt.
Section 8.20.     Prior Agreements. This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties or their Affiliates or representatives concerning the transactions contemplated hereby, whether oral or written, are superseded by the terms of this Agreement and the other Loan Documents.
Section 8.21.     Time is of the Essence. Time is of the essence of each provision of this Agreement and the other Loan Documents.
Section 8.22.     Certain Additional Rights of Administrative Agent (VCOC). Notwithstanding anything to the contrary contained in this Agreement, Administrative Agent shall have: (a) the right to routinely consult with and advise Borrower's management regarding the significant business activities and business and financial developments of Borrower; provided, however, that such consultations shall not include discussions of environmental compliance programs or disposal of hazardous substances. Consultation meetings should occur on a regular basis (no less frequently than quarterly) with Administrative Agent having the right to call special meetings at any reasonable times and upon reasonable advance notice; (b) the right, in accordance with the terms of this Agreement, to examine the books and records of Borrower at any reasonable times upon reasonable notice; (c) the right, in accordance with the terms of this Agreement, including Section 5.1.6 hereof, to receive monthly, quarterly and year-end financial reports, including balance sheets, statements of income, shareholder's equity and cash flow, a management report and schedules of outstanding Indebtedness; and (d) the right, without restricting any other rights of Administrative Agent under this Agreement (including any similar right), to approve any acquisition by Borrower of any other significant property (other than personal property required for the day to day operation of the Property). The rights described above in this Section 8.22 may be exercised by Lender or any entity which owns and Controls, directly or indirectly, substantially all of the interests in Lender or Administrative Agent.
Section 8.23.     Duplicate Originals, Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original
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and all of which together shall constitute a single agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall relieve the other signatories from their obligations hereunder.
Section 8.24.     Prepayment Charges. Borrower acknowledges that (a) Lender is making the Loan in consideration of the receipt by Lender of all interest and other benefits intended to be conferred by the Loan Documents that is not prepayable except as provided in Sections 2.3.4 and 2.3.5, and (b) if payments of principal are made to a Lender prior to the regularly scheduled due date for such payment, for any reason whatsoever, whether voluntary, as a result of Administrative Agent's acceleration of the Loan during the existence of an Event of Default, by operation of law or otherwise, Lender will not receive all such interest and other benefits and may, in addition, incur costs and expenses. For these reasons, and to induce Lender to make the Loan, Borrower expressly waives any right or privilege to prepay the Loan except as otherwise may be specifically permitted herein and agrees that, except for any prepayment that is expressly permitted to be made pursuant to this Agreement without the payment of the Exit Fee and Minimum Multiple (as applicable), all prepayments, if any, whether voluntary or involuntary, will be accompanied by the Exit Fee and Minimum Multiple (as applicable), which shall constitute additional interest. Such Exit Fee and Minimum Multiple (as applicable) shall be required whether payment is made by Borrower, by a Person on behalf of Borrower, or by the purchaser at any foreclosure sale, and may be included in any bid by Lender at such sale. Borrower further acknowledges that (i) it is a knowledgeable real estate developer or investor, (ii) it fully understands the effect of the provisions of this Section 8.24, as well as the other provisions of this Agreement and the other Loan Documents, (iii) the making of the Loan by Lender at the Interest Rate and other terms set forth in the Loan Documents are sufficient consideration for Borrower's obligation to pay the Exit Fee and Minimum Multiple (as applicable), and (iv) Lender would not make the Loan on the terms set forth herein without the inclusion of such provisions. Borrower also acknowledges that the provisions of this Agreement limiting the right of prepayment and providing for the payment of the Exit Fee and Minimum Multiple (as applicable) and other charges specified herein were independently negotiated and bargained for and constitute a specific material part of the consideration given by Borrower to Lender for the making of the Loan except as expressly permitted hereunder.
Section 8.25.     Registrar. Borrower (or its duly authorized agent; Borrower hereby appointing Administrative Agent as its agent for such purpose) (the "Registrar") shall maintain or cause to be maintained a registry of the ownership of the Note(s) at its principal office. The Registrar shall act solely as an agent of Borrower and shall maintain, subject to such reasonable regulations as it shall provide, such books and records (the "Register") as are necessary for the registration and transfer of the Note in a manner that shall cause the Note(s) to be considered to be in "registered form" within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related regulations (and any other relevant or successor provisions of the Code or such regulations). In connection with the foregoing: (i) the Register shall reflect the applicable Lender as the original owner of the Note(s), (ii) the Register shall reflect such subsequent transferees as the Registrar shall receive notice of, by delivery to it of a notice of an assignment of such Note, duly executed by the then current owner thereof, (iii) the Registrar shall record the name and address of Lender and the amount of principal (and stated interest) owing to Lender under this Agreement, (iv) Borrower and Administrative Agent shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. Failure to make any such recordation, or any error in such recordation, shall not affect Borrower's or Lender's obligations in respect of such Loan. Any Lender that sells a participation under Section 7.1 shall, acting solely for this purpose as an agent of Borrower, maintain or cause to be maintained a registry including the name and address of each participant and the principal amounts (and stated interest) of each participant's interest in the Loans or other obligations under the Loan Documents (the "Participant Register"); provided that no Lender shall have any obligation to
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disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. Failure to make any such recordation, or any error in such recordation, shall not affect Borrower's or any Lender's obligations in respect of such Loan. Administrative Agent shall treat the person in whose name any participation is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes.
Section 8.26.     Multiple Property Provisions.
(a)    Additional Waivers. To the fullest extent permitted by law, Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of Borrower, Borrower's partners and others with interests in Borrower, and of the Property, or to a sale in inverse order of alienation in the event of foreclosure of all or any of the Security Instruments, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Administrative Agent under the Loan Documents to a sale of the Property for the collection of the Loan without any prior or different resort for collection or of the right of Administrative Agent to the payment of the Debt out of the net proceeds of the Property in preference to every other claimant whatsoever. In addition, to the fullest extent permitted by law, Borrower, for itself and its successors and assigns, waives in the event of foreclosure of any or all of the Security Instruments, any equitable right otherwise available to Borrower which would require the separate sale of any portion of the Property or require Administrative Agent to exhaust its remedies against any Individual Component or any combination of the Individual Components before proceeding against any other Individual Component or combination of Individual Components; and further in the event of such foreclosure Borrower does hereby expressly consent to and authorize, at the option of Administrative Agent, the foreclosure and sale either separately or together of any combination of the Individual Components.
(b)    Cross-Collateralization. Borrower acknowledges that Lender has made the Loan to Borrower upon the security of its collective interest in the Property and in reliance upon the aggregate of the Property taken together being of greater value as collateral security than the sum of each Individual Component taken separately. Borrower agrees that the Security Instruments are and will be cross-collateralized and cross-defaulted with each other so that (i) an Event of Default under any of the Security Instruments shall constitute an Event of Default under each of the other Security Instruments which secure the Note; (ii) an Event of Default under the Note or this Agreement shall constitute an Event of Default under each Security Instrument; (iii) each Security Instrument shall constitute security for the Note as if a single blanket lien were placed on all of the Individual Components as security for the Obligations; and (iv) such cross-collateralization shall in no event be deemed to constitute a fraudulent conveyance.
(c)    Portfolio Loan. Borrower agrees that at any time Administrative Agent shall have the unilateral right to elect to remove the cross-collateralization of the liens of the Security Instrument encumbering any one (1) or more of the Individual Components (individually or collectively, as the context may require, the "Affected Property"). In furtherance thereof, Administrative Agent shall have the right to (i) sever or divide the Note and the other Loan Documents in order to allocate to such Affected Property the Allocated Loan Amount evidenced by one (1) or more new notes and secured by such other loan documents (individually or collectively, as the context may require, the "New Note") having a principal amount equal to the Allocated Loan Amount applicable to such Affected Property, (ii) segregate the applicable portion of each of the Reserve Accounts relating to the Affected Property, (iii) release any cross-
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default and/or cross-collateralization provisions applicable to such Affected Property, and (iv) take such additional action consistent therewith; provided, that such New Note secured by such Affected Property, together with the Loan Documents secured by the remaining Individual Components, shall not increase in the aggregate (A) any monetary obligation of Borrower under the Loan Documents or (B) any other obligation of Borrower under the Loan Documents in any material respect. In connection with the transfer of any such Affected Property as provided for in this Section, the Loan shall be reduced by an amount equal to amount of the New Note applicable to such Affected Property and the new loan secured by such Affected Property and evidenced by the New Note shall be in an amount equal to such Allocated Loan Amount. Subsequent to the release of the Affected Property from the lien of the Loan pursuant to this Section, the balances of the components of the Loan shall be the same as they would have been had a prepayment occurred in an amount equal to the Allocated Loan Amount of the Affected Property.
Section 8.27.     Multiple Borrower Provisions.
(a)    References. All references to "Borrower" in this Agreement shall be deemed to refer to one or more Borrowers (each, an "Individual Borrower"), as the context requires. It is the intent of the parties hereto in making any determination under the Loan Documents (including, without limitation, in determining whether (a) a breach of a representation, warranty or a covenant has occurred, (b) there has occurred an Event of Default, and (c) an event has occurred which would create recourse obligations under Article 6 hereof) that any breach, occurrence or event with respect to any Individual Borrower shall be deemed to be a breach, occurrence or event with respect to all Individual Borrowers, and that all Individual Borrowers need not have been involved with or be the subject of such breach, occurrence or event in order for the same to be deemed such a breach, occurrence or event with respect to every Individual Borrower and the Loan.
(b)    Joint and Several Liability. Each Individual Borrower shall be jointly and severally liable for payment of the Debt and performance of all other obligations of all Borrowers (or any of them) under this Agreement and any other Loan Document, and the making of each of the representations, warranties, covenants and obligations under the Loan Document by Borrower.
(c)    Contribution. Each Individual Borrower will benefit, directly and indirectly, from each Individual Borrower's obligation to pay the Debt and perform its obligations under the Loan Documents. In consideration therefor, Individual Borrowers desire to enter into an allocation and contribution agreement among themselves as set forth in this Section 8.27 to allocate such benefits among themselves and to provide a fair and equitable agreement to make contributions among each of the Individual Borrowers in the event any payment is made by any Individual Borrower hereunder to Administrative Agent (any such payment, a "Contribution"). In order to provide for a fair and equitable contribution among Individual Borrowers in the event that any Contribution is made by an Individual Borrower (a "Funding Borrower"), such Funding Borrower shall be entitled to a reimbursement Contribution ("Reimbursement Contribution") from all other Individual Borrowers for all payments, damages and expenses incurred by such Funding Borrower in discharging any of the Debt, in the manner and to the extent set forth in this Section 8.27. Each Individual Borrower shall be liable to a Funding Borrower in an amount equal to the greater of (i) (A) the ratio of the Benefit Amount (as defined below) of such Individual Borrower to the total amount of Debt, multiplied by (B) the amount of the Debt paid by such Funding Borrower, and (ii) ninety-five percent (95%) of the excess of (A) the fair saleable value of such Individual Borrower's interest in the Property and the other collateral for the Loan, over (B) the total liabilities of such Individual Borrower (including the maximum amount reasonably expected to become due in respect of contingent liabilities) determined as of the date on which the payment made by a Funding Borrower is deemed made for purposes hereof
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(giving effect to all payments made by other Funding Borrowers as of such date in a manner to maximize the amount of such Contributions). For purposes hereof, the "Benefit Amount" of any Individual Borrower as of any date of determination shall be the net value of the benefits to such Individual Borrower and its Affiliates from extensions of credit made by Lender to (1) such Individual Borrower and (2) the other Individual Borrowers hereunder and the other Loan Document. In addition:
(i)    If at any time there exists more than one Funding Borrower with respect to any Contribution (in any such case, the "Applicable Contribution"), then Reimbursement Contributions from other Individual Borrowers shall be allocated among such Funding Borrowers in proportion to the total amount of the Contribution made for or on account of the other Individual Borrowers by each such Funding Borrower pursuant to the Applicable Contribution. If at any time any Individual Borrower pays an amount hereunder in excess of the amount calculated pursuant to this Section 8.27, such Individual Borrower shall be deemed to be a Funding Borrower to the extent of such excess and shall be entitled to a Reimbursement Contribution from the other Individual Borrowers in accordance with the provisions of this Section.
(ii)    Each Individual Borrower acknowledges that the right to Reimbursement Contribution hereunder shall constitute an asset in favor of such Individual Borrower to which such Reimbursement Contribution is owing.
(iii)    No Reimbursement Contribution payments payable by an Individual Borrower pursuant to the terms of this Section 8.27 shall be paid until all amounts then due and payable by all of Individual Borrowers to Administrative Agent, pursuant to the terms of the Loan Documents, are paid in full. Nothing contained in this Section 8.27 shall limit or affect the Debt of any Individual Borrower to Administrative Agent or Lender under the Note or any other Loan Documents.
(iv)    Any indebtedness of a Borrower now or hereafter owed to any other Borrower (the "Surety") is hereby is subordinated to the Obligations owed to Administrative Agent and Lender under the Loan Documents. Upon the occurrence and during the continuance of an Event of Default, if Administrative Agent so requests, any such indebtedness of a Borrower now or hereafter owed to any Surety shall be collected, enforced and received by such Surety as trustee for Administrative Agent and shall be paid over to Administrative Agent in kind on account of the Obligations, but without reducing or affecting in any manner the obligations of such Surety under the other provisions of this Agreement. Upon the occurrence and during the continuance of an Event of Default, should such Surety fail to collect or enforce any such indebtedness of a Borrower now or hereafter owed to such Surety and pay the proceeds thereof to Administrative Agent in accordance with this subsection, Administrative Agent as such Surety's attorney in fact may do such acts and sign such documents in such Surety's name as Administrative Agent considers necessary or desirable to effect such collection, enforcement and/or payment. Until the Obligations shall have been paid and performed in full, all the rights, privileges, powers and remedies granted to Administrative Agent hereunder shall continue to exist and may be exercised by Administrative Agent at any time and from time to time irrespective of the fact that any of the Obligations may have become barred by any statute of limitations. Each Borrower, in its capacity as Surety, expressly waives the benefit of any and all statutes of limitation, and any and all laws providing for exemption of property from execution or for evaluation and appraisal upon foreclosure, to the maximum extent permitted by applicable Legal Requirements.
(v)    Each Borrower, in its capacity as a Surety, acknowledges that the obligations undertaken herein involve the payment of obligations of persons or entities other than such Surety and, in full recognition of that fact, consents and agrees (and waives any right to
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object) that Administrative Agent may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof, in accordance with the terms of the Loan Documents: (A) supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment or the terms of the Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon; (B) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Obligations or any part thereof, or any of the Loan Documents to which such Surety is not a party or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (C) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Obligations or any part thereof; (D) accept partial payments on the Obligations; (E) receive and hold additional security or guaranties for the Obligations or any part thereof; (F) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Administrative Agent in its sole and absolute discretion may determine; (G) release any party from any personal liability with respect to the Obligations or any part thereof; (H) settle, release on terms satisfactory to Administrative Agent or by operation of applicable Legal Requirements or otherwise liquidate or enforce any Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and/or (I) consent to the merger, change or any other restructuring or termination of the entity existence of other Borrowers or any other party, and correspondingly restructure the Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any Borrower or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Obligations.
(vi)    In the event, on account of the Bankruptcy Reform Act of 1978, as amended, the Uniform Fraudulent Conveyance Act, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, including, without limitation, Section 548 of the Bankruptcy Code and any state fraudulent transfer or fraudulent conveyance act or statute applied in such proceeding, whether by virtue of Section 544 of the Bankruptcy Code or otherwise (collectively, "Bankruptcy Laws"), now or hereafter in effect, which may be or become applicable, any Borrower shall be relieved of or fail to incur any debt, obligation or liability as provided herein or in any other Loan Documents to which such Borrower is a party, the other Borrowers shall nevertheless be fully liable therefor. Each Borrower, Lender and Administrative Agent hereby confirm that it is the intention of all parties hereto that the obligations of each Borrower hereunder, under each Security Instrument, and each other Loan Documents not constitute a fraudulent transfer or fraudulent conveyance for the purposes of any Bankruptcy Laws (a "Fraudulent Conveyance"). To give effect to the foregoing intention of the parties, each of such parties hereby irrevocably agrees that the obligations of each Borrower to Administrative Agent and Lender shall at all times be limited to (but shall not be less than) such maximum amount as will, after giving effect to the maximum amount of such obligations and all other liabilities (whether contingent or otherwise) of such Borrower that are relevant under such Bankruptcy Laws, result in the obligations of such Borrower not constituting a Fraudulent Conveyance as of the date of execution and delivery of this Agreement and the other documents contemplated hereby (provided, however, that the foregoing shall not in any way limit the obligations of any Borrower to Administrative Agent and Lender pursuant to the Loan Documents in effect prior to the Effective Date). The provisions of this clause (vi) are intended solely to preserve the rights of Administrative Agent and Lender hereunder to the maximum extent that would not cause the obligations of any Borrower hereunder to be subject to avoidance as a Fraudulent Conveyance, and no Borrower or any other Person shall have any right or claim under this clause (vi) as against Administrative Agent or Lender that would not otherwise be available to such Person under Bankruptcy Laws.
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(vii)    Each Borrower warrants and agrees that each of the waivers and consents set forth herein are made with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Borrower otherwise may have against other Borrowers, Lender, Administrative Agent or others, or against any collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. Each Borrower acknowledges that it has either consulted with legal counsel regarding the effect of this Agreement and the waivers and consents set forth herein, or has made an informed decision not to do so.
(d)    Additional Waivers. Each Individual Borrower waives, to the extent permitted by applicable Legal Requirements:
(i)    any right to require Administrative Agent to proceed against any other Individual Borrower or any other person or to proceed against or exhaust any security held by Administrative Agent at any time or to pursue any other remedy in Administrative Agent's power before proceeding against such Individual Borrower;
(ii)    any defense or rights based upon or arising out of: (A) any legal disability or other defense of any other Individual Borrower, any guarantor of any other person or by reason of the cessation or limitation of the liability of any other Individual Borrower or any guarantor from any cause other than full payment of all sums payable under the Note and the other Loan Documents; (B) any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of any other Individual Borrower or any principal of any other Individual Borrower or any defect in the formation of any other Individual Borrower or any principal of any other Individual Borrower; (C) any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (D) any failure by Administrative Agent and/or Lender to obtain collateral for the Debt or failure by Administrative Agent and/or Lender to perfect a lien on the Property (or any portion thereof); (E) presentment, demand, protest and notice of any kind; (F) any failure of Administrative Agent and/or Lender to give notice of sale or other disposition of the Property (or any portion thereof) to any other Individual Borrower or to any other Person or any defect in any notice that may be given in connection with any such sale or disposition; (G) any failure of Administrative Agent and/or Lender to comply with applicable Legal Requirements in connection with the sale or other disposition of the Property (or any portion thereof), including any failure of Administrative Agent and/or Lender to conduct a commercially reasonable sale or other disposition of the Property (or any portion thereof); (H) any use of cash collateral under Section 363 of the Federal Bankruptcy Code, and any defense based upon any election by Administrative Agent and/or Lender, in any bankruptcy proceeding, of the application or non-application of Section 1111(6)(2) of the Bankruptcy Code or any successor statute; (I) any agreement or stipulation entered into by Administrative Agent and/or Lender with respect to the provision of adequate protection in any bankruptcy proceeding; (J) any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code; (K) the avoidance of any security interest in favor of Administrative Agent and/or Lender for any reason; (L) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding, including any discharge of, or bar or stay against collecting, all or any of the obligations evidenced by the Note or owing under any of the Loan Documents; (M) such Individual Borrower's, or any other party's, resignation of the portion of any obligation secured by the Security Instrument to be satisfied by any payment from any other Individual Borrower or any such party; or (N) an election of remedies by Administrative Agent and/or Lender even though the election of remedies, such as non-judicial foreclosure with respect to security for the Loan or any other amounts owing under the Loan Documents, has destroyed such Individual Borrower's rights of subrogation and reimbursement against any other Individual Borrower; and
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(iii)    except as may be expressly and specifically permitted herein, any claim or other right which such Individual Borrower might now have or hereafter acquire against any other Individual Borrower or any other person that arises from the existence or performance of any obligations under the Note or the other Loan Documents, including any of the following: (A) any right of subrogation, reimbursement, exoneration, contribution, or indemnification; or (B) any right to participate in any claim or remedy of Administrative Agent and/or Lender against any other Individual Borrower or any collateral security therefor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law.
Section 8.28.     Condominium Provisions. In addition to the other representations, warranties and covenants of Borrower set forth elsewhere herein, Borrower hereby represents, warrants and covenants to and with Administrative Agent that:
(a)    The Condominium Declaration, any articles of incorporation or association agreements and any bylaws governing the Property and the Association (all such applicable documents, as amended and restated to date, being referred to herein collectively as the "Condominium Documents"), have not been amended or modified in any material respect from the form or substance of such documents provided to Administrative Agent and attached as Exhibit D to that certain Closing Certificate dated of even date herewith delivered by Borrower to Administrative Agent and such Condominium Documents continue in full force and effect as of the date hereof. Borrower shall not give, without the prior written consent of Administrative Agent, its consent or approval to any amendment, modification, waiver or rescission of any of the terms, conditions or provisions of any such Condominium Documents or of Borrower's rights thereunder.
(b)    To Borrower's knowledge, the initial creation of the condominium units and the transfer of the Property to the Borrower was made in compliance with all applicable Legal Requirements, and there is no investigation or administrative or judicial proceeding or action pending relative thereto by any governmental authority having jurisdiction thereof.
(c)    Borrower is and shall continue to be the "Declarant" as described in the Condominium Declaration and, other than the Partial Assignment of Declarant's Rights, no rights of Declarant have been assigned or will be assigned to any other party whatsoever except as to those rights given to the Association as described in the Condominium Declaration. No party other than Borrower has any rights or interests as "Declarant," "Sponsor," or "Developer" or as any similar party pursuant to the Condominium Declaration, including, without limitation, any right to designate any board members of Association.
(d)    Borrower is the sole unit owner of all units and shall be the sole party responsible for the any action taken by a unit owner with respect to the Condominium Declaration.
(e)    To Borrower's knowledge, no interest in, or consent or approval to use or occupy the common areas of the condominium has been granted by the Association except as expressly set forth in the Condominium Declaration or otherwise disclosed in writing to Administrative Agent and except for any easements of record.
(f)    To Borrower's knowledge, to the extent the Association (and/or its members or shareholders, as the case may be) has been granted the right to use property or facilities not part of the Condominium Regime, all such rights are in full force and effect and have not been terminated, modified, rescinded or waived and all assessments or other charges payable to any person or entity in connection with such rights which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for such assessments and charges which remains unpaid and which has been assessed, but is not yet due and payable.
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(g)    To Borrower's knowledge, the Association is a duly formed, validly existing corporation and is in good standing in the state of its formation and, as applicable, is duly qualified to do business and in good standing in the state in which the Property is located.
(h)    The lien of the Association for assessments and interest thereon, if any, made after the date of recordation of the Security Instrument, is subject to the Security Instrument and to the title to the Property obtained as a result of foreclosure or conveyance in lieu of foreclosure.
(i)    To Borrower's knowledge, no person or entity, including without limitation, any tenant or occupant of the Property, has a valid and currently existing right of first refusal relative to any unit within or any other part of the Property which has not terminated or been validly waived. No person or entity has any option to acquire any unit within or any other part of the Property.
(j)    Each condominium unit constituting the Property shall be a separate parcel of real property for real property tax purposes, and has been assigned a tax lot number by the taxing authority.
(k)    Borrower shall comply with each of the terms and conditions of the Condominium Declaration, including, without limitation, the payment of all fees and assessments, if any, required to be paid by Borrower thereunder.
(l)    Borrower shall further not consent to or approve any further annexation of any real property under the Condominium Declaration absent obtaining the prior written consent of Administrative Agent.
(m)    Borrower shall not consent to the Association making any capital additions, alterations or improvements of or to any common areas or similar facilities as may be described in the Condominium Declaration which would be in violation of this Agreement if directly effectuated by Borrower.
(n)    Borrower shall not consent to the Association entering into any service contracts, trade arrangements and/or other agreements or otherwise allowing the Property to become directly or indirectly burdened by any such service contract, trade arrangement and/or other agreements if such service contract, trade arrangement and/or other agreement would be in violation of this Agreement if directly effectuated by Borrower.
(o)    Borrower shall provide Administrative Agent with copies of all notices received by the Association within three (3) Business Days of Borrower's receiving same.
(p)    To the extent that the insurance required pursuant to the Condominium Declaration does not satisfy the requirements imposed by Section 5.1.11 hereof, Borrower shall provide supplemental insurance such that the insurance requirements hereof and of the Condominium Declaration are at all times satisfied.
(q)    To Borrower's knowledge, there is no defense, offset, claim or counterclaim by or in favor of any association (former or otherwise) against Borrower or all or any portion of the Property under the Condominium Declaration.
(r)    To the best of Borrower's knowledge, there is no suit, action, proceeding or audit pending or, to Borrower's knowledge, threatened against or affecting the Borrower or the Property under the Condominium Declaration at law or in equity or before or by any court, administrative agency, or other governmental authority which brings into question that the
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validity of the Condominium Declaration or which, if determined adversely against the Borrower, would reasonably be expected to result in any Material Adverse Effect.
(s)    Within ten (10) Business Days after written request by Administrative Agent, from time to time made, Borrower will execute and deliver to Administrative Agent or to such other person or entity as may be specified by Administrative Agent an estoppel certificate containing such information concerning the Condominium Declaration as Administrative Agent may reasonably request.
(t)    Borrower further agrees that it shall not make any claims as a unit owner or as Declarant under the Condominium Declaration.
(u)    So long as any Affiliate of Borrower owns or controls ownership of any other units in the Condominium Regime, Borrower shall cause such Affiliate to act (or to refrain from acting, as the case may be) in such a manner necessary to ensure that (i) actions being taken with regard to the Association as a whole do not have a disproportionate effect on the Property and (ii) vote consistently with Borrower on all matters affecting the Association or the Condominium Regime and in a manner consistent with the terms of this Section 8.28.
(v)    Borrower shall not, except with the prior written consent of Administrative Agent, (i) institute any action or proceeding for partition of the Condominium Regime; (ii) vote for or consent to any modification of, amendment to or relaxation in the enforcement of any provision of the Condominium Declaration or the other Condominium Documents which would reasonably be expected to have a Material Adverse Effect; or (iii) except as otherwise specified in Section 5.1.12 hereof, in the event of damage to or destruction of the Improvements, vote in opposition to a motion to repair, restore, or rebuild the Improvements.
[NO FURTHER TEXT ON THIS PAGE; SIGNATURE PAGE FOLLOWS]
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:
CP TOWER OWNER, LLC, a Delaware limited liability company By: /s/ Matt McGraner Name: Matt McGraner Title: Authorized Signatory

CP LAND OWNER, LLC, a Delaware limited liability company By: /s/ Matt McGraner Name: Matt McGraner Title: Authorized Signatory

[Signatures Continued on Next Page]

LOAN AGREEMENT – Signature Page

ADMINISTRATIVE AGENT:

ACORE CAPITAL MORTGAGE, LP, a Delaware limited partnership, in its capacity as administrative agent for and on behalf of the Lenders
By:    ACORE Capital Mortgage GP, LLC,
a Delaware limited liability company,
its general partner

By: /s/ Steven A. Rivers
Name:     Steven A. Rivers
Title:     Authorized Signatory

LOAN AGREEMENT – Signature Page

INITIAL LENDERS:

DELPHI CRE FUNDING LLC,
a Delaware limited liability company
By    ACORE Capital Mortgage, LP,
a Delaware limited partnership,
its authorized agent
By:    ACORE Capital Mortgage GP, LLC, a Delaware limited liability company, its general partner

By:     /s/ Steven A. Rivers
   Name: Steven A. Rivers
Title:     Authorized Signatory

AC IV CA MORTGAGE LLC,
a Delaware limited liability company
By    ACORE CREDIT IV REIT, INC.,
a Maryland corporation,
its sole member
By: /s/ Steven A. Rivers
Name:     Steven A. Rivers
Title:     Authorized Signatory

LOAN AGREEMENT – Signature Page

LIMITED CONSENT AND OMNIBUS AMENDMENT AGREEMENT
This Limited Consent and Omnibus Amendment Agreement (this “Agreement”), dated November 10, 2020 (the “Execution Date”), but effective as of September 8, 2020 (the “Effective Date”), is made and entered into by and among (i) CP TOWER OWNER, LLC, a Delaware limited liability company (“CP Tower Mortgage Borrower”), and CP LAND OWNER, LLC, a Delaware limited liability company (“CP Land Mortgage Borrower,” and together with CP Tower Mortgage Borrower, collectively, “Mortgage Borrower”), (ii) CP EQUITY OWNER, LLC, a Delaware limited liability company, and CP EQUITY LAND OWNER, LLC, a Delaware limited liability company (collectively, “Mezzanine Borrower”, and together with the Mortgage Borrower, collectively, the “Borrower”), (iii) NEXPOINT STRATEGIC OPPORTUNITIES FUND, a Delaware statutory trust, and NEXPOINT REAL ESTATE PARTNERS, LLC, a Delaware limited liability company (formerly known as HCRE PARTNERS, LLC, a Delaware limited liability company) (collectively, “Guarantor,” and together with Borrower, the “Obligors”), (iv) DELPHI CRE FUNDING LLC, a Delaware limited liability company, and AC IV CA MORTGAGE LLC, a Delaware limited liability company (collectively, the “Initial Lenders,” and together with the other Lenders from time to time party to the Loan Agreement (defined below), and their respective successors and assigns and participants, “Lender”), and (v) ACORE CAPITAL MORTGAGE, LP, a Delaware limited partnership, as administrative agent for and on behalf of Lender (in such capacity, together with its successors and assigns, the “Administrative Agent”).
BACKGROUND
A.    Mortgage Borrower, Administrative Agent, and the Initial Lenders are parties to that certain Loan Agreement dated as of August 15, 2018 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Mortgage Loan Agreement”), pursuant to which the Lender made a loan (the “Mortgage Loan”) to Mortgage Borrower in the original principal amount of $153,683,400.00, which Mortgage Loan is evidenced by the Mortgage Loan Agreement and the other Loan Documents (as defined in the Mortgage Loan Agreement).
    B.    Mezzanine Borrower, Administrative Agent, and the Initial Lenders are parties to that certain Mezzanine Loan Agreement dated as of August 15, 2018 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Mezzanine Loan Agreement”, and together with the Mortgage Loan Agreement, as and where applicable, the “Loan Agreement”), pursuant to which the Lender made a loan (the “Mezzanine Loan”, and collectively, with the Mortgage Loan, the “Loan”) to Mezzanine Borrower in the original principal amount of $3,940,600.00, which Mezzanine Loan is evidenced by the Mezzanine Loan Agreement and the other Loan Documents (as defined in the Mezzanine Loan Agreement). All capitalized terms that are used without being defined herein shall have the meanings given to such terms in the Loan Agreement.
C.    Guarantor executed (a) in connection with the Mortgage Loan, each of that certain Guaranty of Recourse Obligations, Completion Guaranty, Guaranty of Required Equity, Required Pay Down and Master Lease, each dated as of August 15, 2018 (collectively, the “Mortgage Loan Guaranties”), and (b) in connection with the Mezzanine Loan, each of that certain Mezzanine Guaranty of Recourse Obligations, Mezzanine Completion Guaranty, Mezzanine Guaranty of Required Equity, Required Pay Down and Master Lease, each dated as of August 15, 2018 (collectively, the “Mezzanine Loan Guaranties,” and together with the Mortgage Loan Guaranties, collectively, the “Guaranty”).
D.    Borrower has requested that, subject to the terms and conditions of this Agreement, Administrative Agent permit Borrower to deposit the Right of First Negotiation
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Deposit (as defined herein) into a Reserve Account in order to facilitate the negotiation between Administrative Agent and Borrower of the Hotel Component Financing (as defined herein).
E.    Administrative Agent and Obligors have executed a Reservation of Rights and Pre-Negotiation Letter dated September 18, 2020, but effective as of the Effective Date, in connection with the Loan and in anticipation of this Agreement.
F.    Administrative Agent is willing to provide its limited consent to permit Borrower to deposit the Right of First Negotiation Deposit (as defined herein) into a Reserve Account in order to facilitate the negotiation between Administrative Agent and Borrower of the Hotel Component Financing (as defined herein), subject to the terms and conditions of this Agreement, including the amendments of the Loan Documents as set forth herein.
NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained and incorporating the above Background by reference herein, Obligors, Administrative Agent, and Lender, intending to be legally bound hereby, agree as follows:
ARTICLE I
LIMITED CONSENT
1.1    Limited Consent. Upon satisfaction of the conditions set forth in this Agreement, Administrative Agent hereby consents to the deposit of the Right of First Negotiation Deposit into a Reserve Account with Lender to be held by Administrative Agent while Administrative Agent and Borrower discuss the potential terms of the Hotel Component Financing. The consent contained in this Section 1.1 is a one-time limited consent and (a) shall only be relied upon and used solely for the specific purposes set forth herein, (b) shall not constitute nor be deemed to constitute a waiver of (1) any Default or Event of Default (other than, subject to the terms and conditions of this Agreement, any Default or Event of Default that would result solely from the failure to make any of the Deferred Payments, as and to the extent expressly permitted under this Agreement), or (2) any other term or condition of the Loan Agreement and the other Loan Documents, (c) shall not constitute nor be deemed to constitute a consent by Administrative Agent to, or a waiver by Administrative Agent of, anything other than as expressly set forth herein, and (d) shall not constitute a custom or course of dealing among the parties hereto. Upon the failure by any Obligor whatsoever to perform any obligation or condition in this Agreement (beyond any applicable notice and cure period, if any), Obligors shall immediately and automatically (without any notice or demand from Administrative Agent) cease to be entitled to any privileges set forth in this Agreement and Administrative Agent shall have the right to pursue all rights and remedies hereunder, and under the Loan Documents and/or applicable law and equity, as if no such privileges were ever provided (such that an Event of Default shall be deemed to exist as of the date upon which Obligors were first provided with such privileges hereunder (i.e., as of September 8, 2020) (the “Deferral Commencement Date”), and such rights and remedies shall include, without limitation, charging interest at the Default Rate retroactively from and after the Deferral Commencement Date).
1.2    Hotel Component Financing; Reserve Deposit. Obligor acknowledges and agrees that as of the Effective Date, Borrower has not (a) completed the Release of the Hotel Component in accordance with Section 5.2.10(c) of the Loan Agreement, or (b) commenced construction of the improvements to the Hotel Component in accordance with Section 5.1.19 of the Loan Agreement. Notwithstanding anything to the contrary in Section 5.1.19 of the Loan Agreement, Borrower shall not be required to pay to Administrative Agent the Required Pay Down and other sums otherwise due under Section 5.1.19 of the Loan Agreement, and Borrower shall, in lieu of paying the Required Pay Down and other sums otherwise due thereunder, deposit with Administrative Agent the sum of $14,000,000.00 (the “Right of First Negotiation
LIMITED CONSENT AND OMNIBUS AMENDMENT AGREEMENT – Page 123

Deposit”) to be held in the Project Expenditures Reserve Account as collateral for the Loan, to be applied pursuant to this Section 1.2. Administrative Agent acknowledges receipt of the Right of First Negotiation Deposit.
(a)    Borrower shall deliver to Administrative Agent all of the Hotel Component Financing Due Diligence (as defined below) no later than October 30, 2020 (the “Hotel Component Due Diligence Deadline”). Pursuant to Section 5.1.18 of the Loan Agreement, Borrower shall in good faith negotiate the terms of proposed financing of the Hotel Improvements (the “Hotel Component Financing”) with Administrative Agent for a period of not more than thirty (30) days from and after the Hotel Component Due Diligence Deadline (the “Hotel Component Financing Agreement Deadline”). For purpose of this Agreement, the “Hotel Component Financing Due Diligence” shall mean all of the following related to the Hotel Improvements: (i) a project budget; (ii) a project schedule; (iii) plans and specifications; (iv) a copy of the General Contractor Agreement, (v) if applicable, copies of any Design Professional Agreements, (v) a final, executed operating lease by and between an Affiliate of Mortgage Borrower, as landlord, and an Affiliate of Mortgage Borrower, as tenant, pursuant to which the parties thereunder would operate the Hotel Component upon terms acceptable to Administrative Agent, (vi) a final, executed Management Agreement by and between Mortgage Borrower or an Affiliate of Mortgage Borrower and IGH Management (Maryland) LLC, containing the terms (including arrangements with respect to “key money” required to be repaid any other fees thereunder) acceptable to Administrative Agent under which Mortgage Borrower or such Affiliate of Mortgage Borrower would operate under such franchise; and (vii) any other documents and instruments with respect to the Hotel Improvements as reasonably requested by Administrative Agent.
(b)    In the event that, as of the Hotel Component Financing Agreement Deadline, Borrower and Administrative Agent have not reached agreeable terms for the Hotel Component Financing, Borrower shall be afforded up to an additional thirty (30) days from and after the Hotel Component Financing Deadline within which to secure and close a refinance of the Loan with an alternate third party lender (the “Loan Refinancing Deadline”), and upon the earlier to occur of (i) the date of the closing of any refinancing of the Loan, or (ii) the Loan Refinancing Deadline (whether or not Borrower is able to secure and close a refinance of the Loan with an alternate third party lender), Administrative Agent shall have the absolute right to apply the Right of First Negotiation Deposit to the repayment of the Debt in accordance with Section 2.3.1 of the Loan Agreement, and Borrower shall pay (x) all accrued and unpaid interest on the amount of the principal being repaid, plus (y) the Exit Fee due on the portion of principal being so prepaid hereunder, plus (z) all of Administrative Agent's out of pocket costs and expenses incurred in connection with such prepayment (including reasonable attorneys' fees).
(c)    In the event that, as of the Hotel Component Financing Deadline, Borrower and Administrative Agent have reached agreeable terms for the Hotel Component Financing, then (i) the Loan Agreement and other Loan Documents shall be modified to, among other things, account for (A) the terms of the Hotel Component Financing, (B) the requirements related to the completion of the Hotel Improvements, (C) covenants, conditions and restrictions related to the operation of the hotel following completion of the Hotel Improvements, and (D) all other terms and conditions in the Loan Documents impacted by the addition of a hotel to the Property, and (ii) the funds comprising the Right of First Offer Deposit shall, so long as no Event of Default then exists, be disbursed by Administrative Agent from the Project Expenditure Reserve Account for the payment of budgeted expenditures for the completion of the Hotel Improvements and shall be counted as a direct contribution of equity by Borrower for such budgeted expenditures.
1.3    Amendments to Loan Documents.
LIMITED CONSENT AND OMNIBUS AMENDMENT AGREEMENT – Page 124

(a)    Obligors acknowledge and agree that Section 5.1 of each Loan Agreement (Affirmative Covenants) is hereby amended to insert all of the covenants set forth in Schedule 1 to this Agreement as additional affirmative covenants under such section.
(b)    Obligors acknowledge and agree that the Loan Documents are further amended as set forth in Schedule 2 to this Agreement.
ARTICLE II - CONDITIONS PRECEDENT
The effectiveness of this Agreement and Administrative Agent’s obligations hereunder are conditioned upon the fulfillment by Obligors of all of the following conditions precedent, in addition to Obligors’ compliance with all other obligations set forth in this Agreement:
2.1    Documents to be Delivered to Administrative Agent. Obligors shall deliver, or cause to be delivered to Administrative Agent, all of the following:
(a)    this Agreement in form and substance satisfactory to Administrative Agent, duly executed by all of Obligors;
(b)    the Right of First Negotiation Deposit; and
(c)    such other Obligor-related or Property-related information and/or documentation as may be required by Administrative Agent in its sole discretion.
2.2    Liability for Payment of Fees and Expenses; Indemnification for Losses1.    .
Borrower must pay Administrative Agent on the Execution Date all out-of-pocket costs and expenses, including, without limitation, all costs and expenses of outside legal counsel, incurred by Administrative Agent in conjunction with the preparation, negotiation, and closing of this Agreement. Additionally, Borrower shall pay all fees, costs, expenses and penalties, if any, to the extent charged by any third parties, including, without limitation, those identified in Section 3.1 below, in relation to the Deferred Payments.
2.3    Administrative Agent Processing Fee. Additionally, Obligors shall pay to Administrative Agent on the Execution Date a processing fee in the amount of $2,500.00 in connection with the negotiation and execution of this Agreement.
2.4    Administrative Agent Legal Fees; Rubicon Catering Lawsuit. Additionally, Borrower shall pay in full directly to Duane Morris on the Execution Date all out-of-pocket costs and expenses, including, without limitation, all fees of Duane Morris in the amount of $20,600.00, incurred by Administrative Agent in connection with, arising out of, or related to, that certain lawsuit filed in the Dallas County District Court, styled Rubicon Catering, Inc. v. CP Tower Owner, LLC and NexBank Securities Inc. d/b/a NexBank Realty Advisors, Cause Number DC-19-06206.
ARTICLE III - REPRESENTATIONS AND WARRANTIES
To induce Administrative Agent, for and on behalf of Lender, to enter into this Agreement and as consideration for the terms and conditions contained herein, Obligors make the following representations and warranties, each and all of which shall survive the execution and delivery of this Agreement and all of the other documents executed in connection herewith:
3.1    Approvals and Authority from Third Parties. Obligors have obtained the necessary approvals and authorizations from all applicable third-parties to execute this
LIMITED CONSENT AND OMNIBUS AMENDMENT AGREEMENT – Page 125

Agreement, including, without limitation, any and all franchisors, management companies, governmental authorities, ground lessors, and labor unions, as and to the extent applicable to Obligors and the Property.
3.2    Exclusive and First Priority Perfected Lien. Administrative Agent has, as of the Effective Date, and shall continue to have, until all of the Obligations are paid and satisfied in full, first priority, valid perfected liens upon and security interests in all of the collateral under the Loan Documents to secure the payment and performance of all of the Obligations.
3.3    No Untrue or Misleading Statements. Neither this Agreement nor any other document executed in connection herewith contains any untrue statement of a material fact or omits any material fact necessary in order to make the statement made, in light of the circumstances under which it was made, accurate in all material respects.
ARTICLE IV - RELEASE BY OBLIGORS
EACH OBLIGOR, FOR AND ON BEHALF OF SUCH OBLIGOR AND ALL PERSONS AND/OR ENTITIES CLAIMING BY, THROUGH AND/OR UNDER SUCH OBLIGOR INCLUDING, BUT NOT LIMITED TO, ALL OF SUCH OBLIGOR’S PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN, JOINTLY AND SEVERALLY, AS THE “OBLIGOR GROUP RELEASORS”) HEREBY UNCONDITIONALLY REMISES, RELEASES, ACQUITS AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND LENDER AND ALL OF THEIR RESPECTIVE PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS, MEMBERS, MANAGERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, PARENT CORPORATIONS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS, AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN AS THE “LENDER GROUP RELEASEES”) OF, FROM AND WITH RESPECT TO ANY AND ALL GRIEVANCES, DISPUTES, MANNER OF ACTIONS, CAUSES OF ACTION, SUITS, OBLIGATIONS, LIABILITIES, LOSSES, DEBTS, DAMAGES, DUES, SUMS OF MONEY, ACCOUNTS, RECKONINGS, CONTROVERSIES, AGREEMENTS, CLAIMS, DEMANDS, COUNTERCLAIMS AND CROSSCLAIMS, INCLUDING, BUT NOT LIMITED TO ALL CLAIMS AND CAUSES OF ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT AND THE LOAN DOCUMENTS AND/OR ALL TRANSACTIONS RELATED THERETO, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, DIRECT, INDIRECT OR CONTINGENT, ARISING IN LAW OR EQUITY, WHICH OBLIGOR GROUP RELEASORS (OR ANY OF THEM) EVER HAD, NOW HAVE, OR MAY EVER HAVE AGAINST ANY ONE OR MORE OF LENDER GROUP RELEASEES, FROM THE BEGINNING OF TIME THROUGH THE EFFECTIVE DATE.
ARTICLE V - MISCELLANEOUS
5.1    Integration. This Agreement supersedes all oral negotiations and prior and other writings with respect to the subject matter hereof, and is intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in this Agreement, except that the Loan Agreement and the other Loan Documents remain valid and enforceable. Except as expressly modified pursuant hereto, no other changes or modifications to the Loan Agreement or any other Loan Document are intended or implied by this Agreement, and in all other respects the Loan Agreement and the other Loan Documents hereby are ratified,
LIMITED CONSENT AND OMNIBUS AMENDMENT AGREEMENT – Page 126

reaffirmed and confirmed by all parties hereto as of the Effective Date. To the extent of any conflict between the terms of this Agreement, the Loan Agreement, and other Loan Documents, the terms of this Agreement shall govern and control. This Agreement shall constitute a Loan Document for purposes of the Loan Agreement. NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER HAS MADE ANY COMMITMENT, EXPRESS OR IMPLIED, AND HAS NO OBLIGATION TO ENTER INTO ANY FURTHER AGREEMENT TO EXTEND THE HOTEL COMPONANT FINANCINTG AGREEMENT DEADLINE OR THE LOAN REFINANCING DEADLINE OR FURTHER MODIFY THE LOAN OR TO PROVIDE ANY OTHER CONSENT, WAIVER OR ACCOMMODATION IN FAVOR OF OBLIGORS.
5.2    Cooperation; Other Documents. At all times following the execution of this Agreement, Obligors shall execute and deliver to the Administrative Agent, or shall cause to be executed and delivered to Administrative Agent and shall do or cause to be done all such other acts and things as the Administrative Agent deems to be necessary or desirable to assure the Administrative Agent of the benefit of this Agreement and the documents comprising or relating to this Agreement.
5.3    Written Agreement Contemplated by PNL. This Agreement is a written agreement as contemplated by the PNL.
5.4    Amendment and Waiver. No amendment of this Agreement, and no waiver, discharge or termination of any one or more of the provisions thereof, shall be effective unless set forth in writing and signed by all of the parties hereto.
5.5    Severability. If any provision of this Agreement shall be held invalid under any applicable law, such invalidity shall not affect any other provision of this Agreement that can be given effect without such invalid provision.
5.6    Successors and Assigns. This Agreement (a) shall be binding upon the parties hereto, thereto and upon their respective successors or assigns, and (b) shall inure to the benefit of the parties hereto, thereto and their respective successors or assigns; provided, however, that Obligors may not assign or delegate any rights hereunder or thereunder or any interest herein or therein without obtaining the prior written consent of the Administrative Agent, as applicable, and any such assignment or attempted assignment shall be void and of no effect.
5.7    Counterparts; Effectiveness. This Agreement may be executed by electronic signatures and in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. This Agreement shall be deemed to have been executed and delivered when the Administrative Agent has received electronic counterparts hereof executed by all parties listed on the signature pages hereto.
5.8    Notices.5.9     Any notices or other communications sent or transmitted pursuant to this Agreement by any of Obligors to Administrative Agent shall be by electronic email sent to notices@acorecapital.com and to Kimberly May at kmay@acorecapital.com.
5.9    Singular/Plural.5.10     Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

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LIMITED CONSENT AND OMNIBUS AMENDMENT AGREEMENT – Page 127

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the Effective Date.

MORTGAGE BORROWER:

CP TOWER OWNER, LLC,
a Delaware limited liability company
By:    CP Equity Owner, LLC, its sole member
By:    NREO Special Purpose, LLC, its sole member
By:    NexPoint Real Estate Opportunities, LLC, its sole member
By:    NexPoint Strategic Opportunities Fund, its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    President
CP LAND OWNER, LLC,
a Delaware limited liability company
By:    CP Equity Land Owner, LLC, its sole member
By:    NexPoint Real Estate Partners, LLC, its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    Manager

[Signatures Continued on Next Page]

LIMITED CONSENT AND OMNIBUS AMENDMENT AGREEMENT – Signature Page

MEZZANINE BORROWER:

CP EQUITY OWNER, LLC,
a Delaware limited liability company
By:    NREO Special Purpose, LLC, its sole member
By:    NexPoint Real Estate Opportunities, LLC, its sole member
By:    NexPoint Strategic Opportunities Fund, its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    President

CP EQUITY LAND OWNER, LLC,
a Delaware limited liability company
By:    NexPoint Real Estate Partners, LLC, its sole member

By: /s/ James Dondero
Name:    James Dondero
      Title: Manager

LIMITED CONSENT AND OMNIBUS AMENDMENT AGREEMENT – Signature Page

GUARANTOR:

NEXPOINT STRATEGIC OPPORTUNITIES FUND,
a Delaware statutory trust

By:    /s/ James Dondero
    Name:    James Dondero
    Title:    President and Principal Executed Officer

NEXPOINT REAL ESTATE PARTNERS, LLC,
a Delaware limited liability company

By:/s/ James Dondero
Name:    James Dondero
Title:    Manager

LIMITED CONSENT AND OMNIBUS AMENDMENT AGREEMENT – Signature Page

ADMINISTRATIVE AGENT:

ACORE CAPITAL MORTGAGE, LP, a Delaware limited partnership, in its capacity as administrative agent for and on behalf of the Lenders
By:    ACORE Capital Mortgage GP, LLC,
a Delaware limited liability company,
its general partner

By:/s/ Kimberly May
Name:    Kimberly May
Title:    Authorized Signatory

LIMITED CONSENT AND OMNIBUS AMENDMENT AGREEMENT – Signature Page

INITIAL LENDERS:

DELPHI CRE FUNDING LLC,
a Delaware limited liability company
By    ACORE Capital Mortgage, LP,
a Delaware limited partnership,
its authorized agent
By:    ACORE Capital Mortgage GP, LLC, a Delaware limited liability company, its general partner

By:    /s/ Kimberly May
Name:    Kimberly May
Title:    Authorized Signatory

AC IV CA MORTGAGE LLC, a Delaware limited liability company By ACORE CREDIT IV REIT, INC., a Maryland corporation, its sole member By:/s/ Kimberly May Name: Kimberly May Title: Authorized Signatory a.
LIMITED CONSENT AND OMNIBUS AMENDMENT AGREEMENT – Signature Page

SCHEDULE 1

ADDITIONAL AFFIRMATIVE COVENANTS

Notwithstanding the anything set forth in this Agreement to the contrary, Borrower shall perform all of the below covenants, each of which is a “Hotel Component Financing Covenant”:

1.    Continue to comply with all covenants under the Loan Agreement, except as specifically modified pursuant to this Agreement. For avoidance of doubt, except as expressly set forth in this Agreement, this Agreement does not modify or suspend any requirement under any Loan Document to pay any carrying costs associated with the Property, including, without limitation, any (a) real estate taxes, (b) insurance premiums for the Required Policies, and (c) any amounts due under the Master Lease.

SCHEDULE 1, Additional Affirmative Covenants – Solo Page

SCHEDULE 2

ADDITIONAL LOAN DOCUMENT MODIFICATIONS

1.    The term “Event of Default” as used in each Loan Agreement shall be expanded to include Borrower’s breach of any of its covenants under this Agreement, including, without limitation, any Hotel Component Financing Covenant. For the avoidance of doubt, Administrative Agent shall not be required to provide Obligors with notice of any such Event(s) of Default stemming from any breach of any Hotel Component Financing Covenant or other obligation of Obligors set forth in this Agreement.

SCHEDULE 2, Additional Loan Document Modifications – Solo Page

LIMITED CONSENT AND SECOND OMNIBUS AMENDMENT AGREEMENT
This Limited Consent and Second Omnibus Amendment Agreement (this “Agreement”), dated as of February 1, 2021, but effective as of December 30, 2020 (the “Effective Date”), is made and entered into by and among (i) CP TOWER OWNER, LLC, a Delaware limited liability company (“CP Tower Mortgage Borrower”), and CP LAND OWNER, LLC, a Delaware limited liability company (“CP Land Mortgage Borrower,” and together with CP Tower Mortgage Borrower, collectively, “Mortgage Borrower”), (ii) CP EQUITY OWNER, LLC, a Delaware limited liability company, and CP EQUITY LAND OWNER, LLC, a Delaware limited liability company (collectively, “Mezzanine Borrower”, and together with the Mortgage Borrower, collectively, the “Borrower”), (iii) NEXPOINT STRATEGIC OPPORTUNITIES FUND, a Delaware statutory trust, and NEXPOINT REAL ESTATE PARTNERS, LLC, a Delaware limited liability company (formerly known as HCRE PARTNERS, LLC, a Delaware limited liability company) (collectively, “Guarantor,” and together with Borrower, the “Obligors”), (iv) DELPHI CRE FUNDING LLC, a Delaware limited liability company, and AC IV CA MORTGAGE LLC, a Delaware limited liability company (collectively, the “Initial Lenders,” and together with the other Lenders from time to time party to the Loan Agreement (defined below), and their respective successors and assigns and participants, “Lender”), and (v) ACORE CAPITAL MORTGAGE, LP, a Delaware limited partnership, as administrative agent for and on behalf of Lender (in such capacity, together with its successors and assigns, the “Administrative Agent”).
BACKGROUND
A.    Mortgage Borrower, Administrative Agent, and the Initial Lenders are parties to that certain Loan Agreement dated as of August 15, 2018 (the “Original Mortgage Loan Agreement”), pursuant to which the Lender made a loan (the “Mortgage Loan”) to Mortgage Borrower in the original principal amount of $153,683,400.00, which Mortgage Loan is evidenced by the Mortgage Loan Agreement and the other Loan Documents (as defined in the Mortgage Loan Agreement), which Original Mortgage Loan Agreement was thereafter amended by that certain Limited Consent and Omnibus Amendment Agreement date as of November 10, 2020, but effective as of September 8, 2020, by and between Mortgage Borrower, Administrative Agent, and the Initial Lenders (the “First Limited Consent,” and together with the Original Mortgage Loan Agreement, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Mortgage Loan Agreement”).
    B.    Mezzanine Borrower, Administrative Agent, and the Initial Lenders are parties to that certain Mezzanine Loan Agreement dated as of August 15, 2018 (the “Original Mezzanine Loan Agreement”), pursuant to which the Lender made a loan (the “Mezzanine Loan”, and collectively, with the Mortgage Loan, the “Loan”) to Mezzanine Borrower in the original principal amount of $3,940,600.00, which Mezzanine Loan is evidenced by the Mezzanine Loan Agreement and the other Loan Documents (as defined in the Mezzanine Loan Agreement), which Original Mezzanine Loan was thereafter amended by the First Limited Consent (such First Limited Consent, together with the Original Mezzanine Loan Agreement, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Mezzanine Loan Agreement,” and together with the Mortgage Loan Agreement, as and where applicable, the “Loan Agreement”). All capitalized terms that are used without being defined herein shall have the meanings given to such terms in the Loan Agreement.
C.    Guarantor executed (a) in connection with the Mortgage Loan, each of that certain Guaranty of Recourse Obligations, Completion Guaranty, Guaranty of Required Equity, Required Pay Down and Master Lease, each dated as of August 15, 2018 (collectively, the “Mortgage Loan Guaranties”), and (b) in connection with the Mezzanine Loan, each of that certain Mezzanine Guaranty of Recourse Obligations, Mezzanine Completion Guaranty, Mezzanine Guaranty of Required Equity, Required Pay Down and Master Lease, each dated as
LIMITED CONSENT AND SECOND OMNIBUS AMENDMENT AGREEMENT – Page 135

of August 15, 2018 (collectively, the “Mezzanine Loan Guaranties,” and together with the Mortgage Loan Guaranties, collectively, the “Guaranty”).
D.    Borrower has requested that, subject to the terms and conditions of this Agreement, Administrative Agent permit Borrower to extend each of the Hotel Component Financing Agreement Deadline and the Loan Refinance Deadline in order to facilitate the continued negotiation between Administrative Agent and Borrower of the Hotel Component Financing.
E.    Administrative Agent and Obligors have executed a Reservation of Rights and Pre-Negotiation Letter dated September 18, 2020, but effective as of November 10, 2020, in connection with the Loan.
F.    Administrative Agent is willing to provide its limited consent to permit Borrower to extend each of the Hotel Component Financing Agreement Deadline and the Loan Refinance Deadline in order to facilitate the continued negotiation between Administrative Agent and Borrower of the Hotel Component Financing, subject to the terms and conditions of this Agreement, including the amendments of the Loan Documents as set forth herein.
NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained and incorporating the above Background by reference herein, Obligors, Administrative Agent, and Lender, intending to be legally bound hereby, agree as follows:
ARTICLE I
LIMITED CONSENT
1.1    Limited Consent. Upon satisfaction of the conditions set forth in this Agreement, Administrative Agent hereby consents to the extension of each of the Hotel Component Financing Agreement Deadline and the Loan Refinance Deadline while Administrative Agent and Borrower continue to discuss the potential terms of the Hotel Component Financing. The consent contained in this Section 1.1 is a one-time limited consent and (a) shall only be relied upon and used solely for the specific purposes set forth herein, (b) shall not constitute nor be deemed to constitute a waiver of (1) any Default or Event of Default, or (2) any other term or condition of the Loan Agreement and the other Loan Documents, (c) shall not constitute nor be deemed to constitute a consent by Administrative Agent to, or a waiver by Administrative Agent of, anything other than as expressly set forth herein, and (d) shall not constitute a custom or course of dealing among the parties hereto. Upon the failure by any Obligor whatsoever to perform any obligation or condition in this Agreement (beyond any applicable notice and cure period, if any), Obligors shall immediately and automatically (without any notice or demand from Administrative Agent) cease to be entitled to any privileges set forth in this Agreement and Administrative Agent shall have the right to pursue all rights and remedies hereunder, and under the Loan Documents and/or applicable law and equity, as if no such privileges were ever provided (such that an Event of Default shall be deemed to exist as of the date upon which Obligors were first provided with such privileges hereunder (i.e., as of September 8, 2020) (the “Deferral Commencement Date”), and such rights and remedies shall include, without limitation, charging interest at the Default Rate retroactively from and after the Deferral Commencement Date).
1.2    Hotel Component Financing; Reserve Deposit. Obligor acknowledges and agrees that as of the Effective Date, Borrower has not (a) completed the Release of the Hotel Component in accordance with Section 5.2.10(c) of the Loan Agreement, or (b) commenced construction of the improvements to the Hotel Component in accordance with Section 5.1.19 of the Loan Agreement, and that pursuant to the First Limited Consent, Borrower, in lieu of paying the Required Pay Down and other sums otherwise due under Section 5.1.19 of the Loan
LIMITED CONSENT AND SECOND OMNIBUS AMENDMENT AGREEMENT – Page 136

Agreement, deposited with Administrative Agent the Right of First Negotiation Deposit to be held in the Project Expenditures Reserve Account as collateral for the Loan.
(a)    Pursuant to Section 5.1.18 of the Loan Agreement, Borrower shall in good faith negotiate the Hotel Component Financing with Administrative Agent for a period to end no later than January 31, 2021 (the “Extended Hotel Component Financing Agreement Deadline”), and Borrower shall continue to deliver to Administrative Agent any additional Hotel Component Financing Due Diligence as reasonably requested by Administrative Agent.
(b)    In the event that, as of the Extended Hotel Component Financing Agreement Deadline, Borrower and Administrative Agent have not reached agreeable terms for the Hotel Component Financing, Borrower shall be afforded until no later than February 28, 2021, within which to secure and close a refinance of the Loan with an alternate third party lender (the “Extended Loan Refinancing Deadline”), and upon the earlier to occur of (i) the date of the closing of any such refinancing of the Loan, or (ii) the Extended Loan Refinancing Deadline (whether or not Borrower is able to secure and close a refinance of the Loan with an alternate third party lender), Administrative Agent shall have the absolute right to apply the Right of First Negotiation Deposit to the repayment of the Debt in accordance with Section 2.3.1 of the Loan Agreement, and Borrower shall pay (x) all accrued and unpaid interest on the amount of the principal being repaid, plus (y) the Exit Fee due on the portion of principal being so prepaid hereunder, plus (z) all of Administrative Agent's out of pocket costs and expenses incurred in connection with such prepayment (including reasonable attorneys' fees).
(c)    In the event that, as of the Extended Hotel Component Financing Deadline, Borrower and Administrative Agent have reached agreeable terms for the Hotel Component Financing, then (i) the Loan Agreement and other Loan Documents shall be modified to, among other things, account for (A) the terms of the Hotel Component Financing, (B) the requirements related to the completion of the Hotel Improvements, (C) covenants, conditions and restrictions related to the operation of the hotel following completion of the Hotel Improvements, and (D) all other terms and conditions in the Loan Documents impacted by the addition of a hotel to the Property, and (ii) the funds comprising the Right of First Negotiation Deposit shall, so long as no Event of Default then exists, be disbursed by Administrative Agent from the Project Expenditure Reserve Account for the payment of budgeted expenditures for the completion of the Hotel Improvements and shall be counted as a direct contribution of equity by Borrower for such budgeted expenditures.
1.3    Amendments to Loan Documents.
(a)    Obligors acknowledge and agree that Section 5.1 of each Loan Agreement (Affirmative Covenants) is hereby amended to insert all of the covenants set forth in Schedule 1 to this Agreement as additional affirmative covenants under such section.
(b)    Obligors acknowledge and agree that the Loan Documents are further amended as set forth in Schedule 2 to this Agreement.
ARTICLE II - CONDITIONS PRECEDENT
The effectiveness of this Agreement and Administrative Agent’s obligations hereunder are conditioned upon the fulfillment by Obligors of all of the following conditions precedent, in addition to Obligors’ compliance with all other obligations set forth in this Agreement:
2.1    Documents to be Delivered to Administrative Agent. Obligors shall deliver, or cause to be delivered to Administrative Agent, all of the following:
LIMITED CONSENT AND SECOND OMNIBUS AMENDMENT AGREEMENT – Page 137

(a)    this Agreement in form and substance satisfactory to Administrative Agent, duly executed by all of Obligors; and
(b)    such other Obligor-related or Property-related information and/or documentation as may be required by Administrative Agent in its sole discretion.
2.2    Liability for Payment of Fees and Expenses; Indemnification for Losses2.    .
Borrower must pay Administrative Agent on the Effective Date all out-of-pocket costs and expenses, including, without limitation, all costs and expenses of outside legal counsel, incurred by Administrative Agent in conjunction with the preparation, negotiation, and closing of this Agreement. Additionally, Borrower shall pay all fees, costs, expenses and penalties, if any, to the extent charged by any third parties.
ARTICLE III - REPRESENTATIONS AND WARRANTIES
To induce Administrative Agent, for and on behalf of Lender, to enter into this Agreement and as consideration for the terms and conditions contained herein, Obligors make the following representations and warranties, each and all of which shall survive the execution and delivery of this Agreement and all of the other documents executed in connection herewith:
3.1    Approvals and Authority from Third Parties. Obligors have obtained the necessary approvals and authorizations from all applicable third-parties to execute this Agreement, including, without limitation, any and all franchisors, management companies, governmental authorities, ground lessors, and labor unions, as and to the extent applicable to Obligors and the Property.
3.2    Exclusive and First Priority Perfected Lien. Administrative Agent has, as of the Effective Date, and shall continue to have, until all of the Obligations are paid and satisfied in full, first priority, valid perfected liens upon and security interests in all of the collateral under the Loan Documents to secure the payment and performance of all of the Obligations.
3.3     No Untrue or Misleading Statements. Neither this Agreement nor any other document executed in connection herewith contains any untrue statement of a material fact or omits any material fact necessary in order to make the statement made, in light of the circumstances under which it was made, accurate in all material respects.
ARTICLE IV - RELEASE BY OBLIGORS
EACH OBLIGOR, FOR AND ON BEHALF OF SUCH OBLIGOR AND ALL PERSONS AND/OR ENTITIES CLAIMING BY, THROUGH AND/OR UNDER SUCH OBLIGOR INCLUDING, BUT NOT LIMITED TO, ALL OF SUCH OBLIGOR’S PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN, JOINTLY AND SEVERALLY, AS THE “OBLIGOR GROUP RELEASORS”) HEREBY UNCONDITIONALLY REMISES, RELEASES, ACQUITS AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND LENDER AND ALL OF THEIR RESPECTIVE PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS, MEMBERS, MANAGERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, PARENT CORPORATIONS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS, AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN AS THE “LENDER GROUP RELEASEES”) OF, FROM AND WITH RESPECT TO ANY AND
LIMITED CONSENT AND SECOND OMNIBUS AMENDMENT AGREEMENT – Page 138

ALL GRIEVANCES, DISPUTES, MANNER OF ACTIONS, CAUSES OF ACTION, SUITS, OBLIGATIONS, LIABILITIES, LOSSES, DEBTS, DAMAGES, DUES, SUMS OF MONEY, ACCOUNTS, RECKONINGS, CONTROVERSIES, AGREEMENTS, CLAIMS, DEMANDS, COUNTERCLAIMS AND CROSSCLAIMS, INCLUDING, BUT NOT LIMITED TO ALL CLAIMS AND CAUSES OF ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT AND THE LOAN DOCUMENTS AND/OR ALL TRANSACTIONS RELATED THERETO, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, DIRECT, INDIRECT OR CONTINGENT, ARISING IN LAW OR EQUITY, WHICH OBLIGOR GROUP RELEASORS (OR ANY OF THEM) EVER HAD, NOW HAVE, OR MAY EVER HAVE AGAINST ANY ONE OR MORE OF LENDER GROUP RELEASEES, FROM THE BEGINNING OF TIME THROUGH THE EFFECTIVE DATE.
ARTICLE V - MISCELLANEOUS
5.1    Integration. This Agreement supersedes all oral negotiations and prior and other writings with respect to the subject matter hereof, and is intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in this Agreement, except that the Loan Agreement and the other Loan Documents remain valid and enforceable. Except as expressly modified pursuant hereto, no other changes or modifications to the Loan Agreement or any other Loan Document are intended or implied by this Agreement, and in all other respects the Loan Agreement and the other Loan Documents hereby are ratified, reaffirmed and confirmed by all parties hereto as of the Effective Date. To the extent of any conflict between the terms of this Agreement, the Loan Agreement, and other Loan Documents, the terms of this Agreement shall govern and control. This Agreement shall constitute a Loan Document for purposes of the Loan Agreement. NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER HAS MADE ANY COMMITMENT, EXPRESS OR IMPLIED, AND HAS NO OBLIGATION TO ENTER INTO ANY FURTHER AGREEMENT TO EXTEND THE EXTENDED HOTEL COMPONANT FINANCING AGREEMENT DEADLINE OR THE EXTENDED LOAN REFINANCING DEADLINE OR FURTHER MODIFY THE LOAN OR TO PROVIDE ANY OTHER CONSENT, WAIVER OR ACCOMMODATION IN FAVOR OF OBLIGORS.
5.2    Cooperation; Other Documents. At all times following the execution of this Agreement, Obligors shall execute and deliver to the Administrative Agent, or shall cause to be executed and delivered to Administrative Agent and shall do or cause to be done all such other acts and things as the Administrative Agent deems to be necessary or desirable to assure the Administrative Agent of the benefit of this Agreement and the documents comprising or relating to this Agreement.
5.3    Written Agreement Contemplated by PNL. This Agreement is a written agreement as contemplated by the PNL.
5.4    Amendment and Waiver. No amendment of this Agreement, and no waiver, discharge or termination of any one or more of the provisions thereof, shall be effective unless set forth in writing and signed by all of the parties hereto.
5.5    Severability. If any provision of this Agreement shall be held invalid under any applicable law, such invalidity shall not affect any other provision of this Agreement that can be given effect without such invalid provision.
5.6    Successors and Assigns. This Agreement (a) shall be binding upon the parties hereto, thereto and upon their respective successors or assigns, and (b) shall inure to the benefit of the parties hereto, thereto and their respective successors or assigns; provided, however, that Obligors may not assign or delegate any rights hereunder or thereunder or any
LIMITED CONSENT AND SECOND OMNIBUS AMENDMENT AGREEMENT – Page 139

interest herein or therein without obtaining the prior written consent of the Administrative Agent, as applicable, and any such assignment or attempted assignment shall be void and of no effect.
5.7    Counterparts; Effectiveness. This Agreement may be executed by electronic signatures and in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. This Agreement shall be deemed to have been executed and delivered when the Administrative Agent has received electronic counterparts hereof executed by all parties listed on the signature pages hereto.
5.8    Notices.Any notices or other communications sent or transmitted pursuant to this Agreement by any of Obligors to Administrative Agent shall be by electronic email sent to notices@acorecapital.com and to Kimberly May at kmay@acorecapital.com.
5.9    Singular/Plural. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

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LIMITED CONSENT AND SECOND OMNIBUS AMENDMENT AGREEMENT – Page 140

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the Effective Date.

MORTGAGE BORROWER:

CP TOWER OWNER, LLC,
a Delaware limited liability company
By:    CP Equity Owner, LLC, its sole member
By:    NREO Special Purpose, LLC, its sole member
By:    NexPoint Real Estate Opportunities, LLC, its sole member
By:    NexPoint Strategic Opportunities Fund, its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    President
CP LAND OWNER, LLC,
a Delaware limited liability company
By:    CP Equity Land Owner, LLC, its sole member
By:    NexPoint Real Estate Partners, LLC, its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    Manager

[Signatures Continued on Next Page]

LIMITED CONSENT AND SECOND OMNIBUS AMENDMENT AGREEMENT – Signature Page

MEZZANINE BORROWER:

CP EQUITY OWNER, LLC,
a Delaware limited liability company
By:    NREO Special Purpose, LLC, its sole member
By:    NexPoint Real Estate Opportunities, LLC, its sole member
By:    NexPoint Strategic Opportunities Fund, its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    President

CP EQUITY LAND OWNER, LLC,
a Delaware limited liability company
By:    NexPoint Real Estate Partners, LLC, its sole member

By: /s / James Dondero
Name:    James Dondero
      Title: Manager

LIMITED CONSENT AND SECOND OMNIBUS AMENDMENT AGREEMENT – Signature Page

GUARANTOR:

NEXPOINT STRATEGIC OPPORTUNITIES FUND,
a Delaware statutory trust

By:     /s/ James Dondero
    Name:    James Dondero
    Title:    President and Principal Executed Officer

NEXPOINT REAL ESTATE PARTNERS, LLC,
a Delaware limited liability company

By: /s / James Dondero
Name:    James Dondero
Title:    Manager

LIMITED CONSENT AND SECOND OMNIBUS AMENDMENT AGREEMENT – Signature Page

ADMINISTRATIVE AGENT:

ACORE CAPITAL MORTGAGE, LP,
a Delaware limited partnership, in its capacity as administrative agent for and on behalf of the Lenders
By:    ACORE Capital Mortgage GP, LLC,
a Delaware limited liability company,
its general partner

By: /s/ Kimberly May
Name:    Kimberly May
Title:    Authorized Signatory

LIMITED CONSENT AND SECOND OMNIBUS AMENDMENT AGREEMENT – Signature Page

INITIAL LENDERS:

DELPHI CRE FUNDING LLC,
a Delaware limited liability company
By    ACORE Capital Mortgage, LP,
a Delaware limited partnership,
its authorized agent
By:    ACORE Capital Mortgage GP, LLC, a Delaware limited liability company, its general partner

By:     /s/ Kimberly May
Name:    Kimberly May
Title:    Authorized Signatory

AC IV CA MORTGAGE LLC, a Delaware limited liability company By ACORE CREDIT IV REIT, INC., a Maryland corporation, its sole member By: /s/ Kimberly May Name: Kimberly May Title: Authorized Signatory b.
LIMITED CONSENT AND SECOND OMNIBUS AMENDMENT AGREEMENT – Signature Page

SCHEDULE 1

ADDITIONAL AFFIRMATIVE COVENANTS

Notwithstanding the anything set forth in this Agreement to the contrary, Borrower shall perform all of the below covenants, each of which is a “Hotel Component Financing Covenant”:

1.    Continue to comply with all covenants under the Loan Agreement, except as specifically modified pursuant to this Agreement. For avoidance of doubt, except as expressly set forth in this Agreement, this Agreement does not modify or suspend any requirement under any Loan Document to pay any carrying costs associated with the Property, including, without limitation, any (a) real estate taxes, (b) insurance premiums for the Required Policies, and (c) any amounts due under the Master Lease.

SCHEDULE 1, Additional Affirmative Covenants – Solo Page

SCHEDULE 2

ADDITIONAL LOAN DOCUMENT MODIFICATIONS

1.    The term “Event of Default” as used in each Loan Agreement shall be expanded to include Borrower’s breach of any of its covenants under this Agreement, including, without limitation, any Hotel Component Financing Covenant. For the avoidance of doubt, Administrative Agent shall not be required to provide Obligors with notice of any such Event(s) of Default stemming from any breach of any Hotel Component Financing Covenant or other obligation of Obligors set forth in this Agreement.

SCHEDULE 2, Additional Loan Document Modifications – Solo Page

LIMITED CONSENT AND THIRD OMNIBUS AMENDMENT AGREEMENT
This Limited Consent and Third Omnibus Amendment Agreement (this “Agreement”), dated as of March 19, 2021 (the “Effective Date”), is made and entered into by and among (i) CP TOWER OWNER, LLC, a Delaware limited liability company (“CP Tower Mortgage Borrower”), and CP LAND OWNER, LLC, a Delaware limited liability company (“CP Land Mortgage Borrower,” and together with CP Tower Mortgage Borrower, collectively, “Mortgage Borrower”), (ii) CP EQUITY OWNER, LLC, a Delaware limited liability company, and CP EQUITY LAND OWNER, LLC, a Delaware limited liability company (collectively, “Mezzanine Borrower”, and together with the Mortgage Borrower, collectively, the “Borrower”), (iii) NEXPOINT STRATEGIC OPPORTUNITIES FUND, a Delaware statutory trust, and NEXPOINT REAL ESTATE PARTNERS, LLC, a Delaware limited liability company (formerly known as HCRE PARTNERS, LLC, a Delaware limited liability company) (collectively, “Guarantor,” and together with Borrower, the “Obligors”), (iv) DELPHI CRE FUNDING LLC, a Delaware limited liability company, and AC IV CA MORTGAGE LLC, a Delaware limited liability company (collectively, the “Initial Lenders,” and together with the other Lenders from time to time party to the Loan Agreement (defined below), and their respective successors and assigns and participants, “Lender”), and (v) ACORE CAPITAL MORTGAGE, LP, a Delaware limited partnership, as administrative agent for and on behalf of Lender (in such capacity, together with its successors and assigns, the “Administrative Agent”).
BACKGROUND
A.    Mortgage Borrower, Administrative Agent, and the Initial Lenders are parties to that certain Loan Agreement dated as of August 15, 2018 (the “Original Mortgage Loan Agreement”), pursuant to which the Lender made a loan (the “Mortgage Loan”) to Mortgage Borrower in the original principal amount of $153,683,400.00, which Mortgage Loan is evidenced by the Mortgage Loan Agreement and the other Loan Documents (as defined in the Mortgage Loan Agreement), which Original Mortgage Loan Agreement was thereafter amended by that certain Limited Consent and Omnibus Amendment Agreement dated as of November 10, 2020, but effective as of September 8, 2020, by and between Mortgage Borrower, Administrative Agent, and the Initial Lenders (the “First Limited Consent”), which Original Mortgage Loan Agreement was thereafter further amended by that certain Limited Consent and Second Omnibus Amendment Agreement dated as of February 1, 2021, but effective as of December 30, 2020, by and between Mortgage Borrower, Administrative Agent, and the Initial Lenders (the “Second Limited Consent,” and together with the Original Mortgage Loan Agreement and the First Limited Consent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Mortgage Loan Agreement”).
    B.    Mezzanine Borrower, Administrative Agent, and the Initial Lenders are parties to that certain Mezzanine Loan Agreement dated as of August 15, 2018 (the “Original Mezzanine Loan Agreement”), pursuant to which the Lender made a loan (the “Mezzanine Loan”, and collectively, with the Mortgage Loan, the “Loan”) to Mezzanine Borrower in the original principal amount of $3,940,600.00, which Mezzanine Loan is evidenced by the Mezzanine Loan Agreement and the other Loan Documents (as defined in the Mezzanine Loan Agreement), which Original Mezzanine Loan was thereafter amended by the First Limited Consent and thereafter further amended by the Second Limited Consent (such First Limited Consent and Second Limited Consent, together with the Original Mezzanine Loan Agreement, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Mezzanine Loan Agreement,” and together with the Mortgage Loan Agreement, as and where applicable, the “Loan Agreement”). All capitalized terms that are used without being defined herein shall have the meanings given to such terms in the Loan Agreement.
LIMITED CONSENT AND THIRD OMNIBUS AMENDMENT AGREEMENT – Page 148

C.    Guarantor executed (a) in connection with the Mortgage Loan, each of that certain Guaranty of Recourse Obligations, Completion Guaranty, Guaranty of Required Equity, Required Pay Down and Master Lease, each dated as of August 15, 2018 (collectively, the “Mortgage Loan Guaranties”), and (b) in connection with the Mezzanine Loan, each of that certain Mezzanine Guaranty of Recourse Obligations, Mezzanine Completion Guaranty, Mezzanine Guaranty of Required Equity, Required Pay Down and Master Lease, each dated as of August 15, 2018 (collectively, the “Mezzanine Loan Guaranties,” and together with the Mortgage Loan Guaranties, collectively, the “Guaranty”).
D.    Borrower has requested that, subject to the terms and conditions of this Agreement, Administrative Agent permit Borrower to extend each of the Extended Hotel Component Financing Agreement Deadline and the Extended Loan Refinance Deadline in order to facilitate the continued negotiation between Administrative Agent and Borrower of the Hotel Component Financing.
E.    Administrative Agent and Obligors have executed a Reservation of Rights and Pre-Negotiation Letter dated September 18, 2020, but effective as of November 10, 2020, in connection with the Loan.
F.    Administrative Agent is willing to provide its limited consent to permit Borrower to extend each of the Extended Hotel Component Financing Agreement Deadline and the Extended Loan Refinance Deadline in order to facilitate the continued negotiation between Administrative Agent and Borrower of the Hotel Component Financing, subject to the terms and conditions of this Agreement, including the amendments of the Loan Documents as set forth herein.
NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained and incorporating the above Background by reference herein, Obligors, Administrative Agent, and Lender, intending to be legally bound hereby, agree as follows:
ARTICLE I
LIMITED CONSENT
1.1    Limited Consent. Upon satisfaction of the conditions set forth in this Agreement, Administrative Agent hereby consents to the extension of each of the Extended Hotel Component Financing Agreement Deadline and the Extended Loan Refinance Deadline while Administrative Agent and Borrower continue to discuss the potential terms of the Hotel Component Financing. The consent contained in this Section 1.1 is a one-time limited consent and (a) shall only be relied upon and used solely for the specific purposes set forth herein, (b) shall not constitute nor be deemed to constitute a waiver of (1) any Default or Event of Default, or (2) any other term or condition of the Loan Agreement and the other Loan Documents, (c) shall not constitute nor be deemed to constitute a consent by Administrative Agent to, or a waiver by Administrative Agent of, anything other than as expressly set forth herein, and (d) shall not constitute a custom or course of dealing among the parties hereto. Upon the failure by any Obligor whatsoever to perform any obligation or condition in this Agreement (beyond any applicable notice and cure period, if any), Obligors shall immediately and automatically (without any notice or demand from Administrative Agent) cease to be entitled to any privileges set forth in this Agreement and Administrative Agent shall have the right to pursue all rights and remedies hereunder, and under the Loan Documents and/or applicable law and equity, as if no such privileges were ever provided (such that an Event of Default shall be deemed to exist as of the date upon which Obligors were first provided with such privileges hereunder (i.e., as of September 8, 2020) (the “Deferral Commencement Date”), and such rights and remedies shall include, without limitation, charging interest at the Default Rate retroactively from and after the Deferral Commencement Date).
LIMITED CONSENT AND THIRD OMNIBUS AMENDMENT AGREEMENT – Page 149

1.2    Hotel Component Financing; Reserve Deposit. Obligor acknowledges and agrees that as of the Effective Date, Borrower has not (a) completed the Release of the Hotel Component in accordance with Section 5.2.10(c) of the Loan Agreement, or (b) commenced construction of the improvements to the Hotel Component in accordance with Section 5.1.19 of the Loan Agreement, and that pursuant to the First Limited Consent, Borrower, in lieu of paying the Required Pay Down and other sums otherwise due under Section 5.1.19 of the Loan Agreement, deposited with Administrative Agent the Right of First Negotiation Deposit to be held in the Project Expenditures Reserve Account as collateral for the Loan.
(a)    Pursuant to Section 5.1.18 of the Loan Agreement, Borrower shall in good faith negotiate the Hotel Component Financing with Administrative Agent for a period to end no later than March 31, 2021 (the “Second Extended Hotel Component Financing Agreement Deadline”), and Borrower shall continue to deliver to Administrative Agent any additional Hotel Component Financing Due Diligence as reasonably requested by Administrative Agent.
(b)    In the event that, as of the Second Extended Hotel Component Financing Agreement Deadline, Borrower and Administrative Agent have not reached agreeable terms for the Hotel Component Financing, Borrower shall be afforded until no later than April 30, 2021, within which to secure and close a refinance of the Loan with an alternate third party lender (the “Second Extended Loan Refinancing Deadline”), and upon the earlier to occur of (i) the date of the closing of any such refinancing of the Loan, or (ii) the Second Extended Loan Refinancing Deadline (whether or not Borrower is able to secure and close a refinance of the Loan with an alternate third party lender), Administrative Agent shall have the absolute right to apply the Right of First Negotiation Deposit to the repayment of the Debt in accordance with Section 2.3.1 of the Loan Agreement, and Borrower shall pay (x) all accrued and unpaid interest on the amount of the principal being repaid, plus (y) the Exit Fee due on the portion of principal being so prepaid hereunder, plus (z) all of Administrative Agent's out of pocket costs and expenses incurred in connection with such prepayment (including reasonable attorneys' fees).
(c)    In the event that, as of the Second Extended Hotel Component Financing Deadline, Borrower and Administrative Agent have reached agreeable terms for the Hotel Component Financing, then (i) the Loan Agreement and other Loan Documents shall be modified to, among other things, account for (A) the terms of the Hotel Component Financing, (B) the requirements related to the completion of the Hotel Improvements, (C) covenants, conditions and restrictions related to the operation of the hotel following completion of the Hotel Improvements, and (D) all other terms and conditions in the Loan Documents impacted by the addition of a hotel to the Property, and (ii) the funds comprising the Right of First Negotiation Deposit shall, so long as no Event of Default then exists, be disbursed by Administrative Agent from the Project Expenditure Reserve Account for the payment of budgeted expenditures for the completion of the Hotel Improvements and shall be counted as a direct contribution of equity by Borrower for such budgeted expenditures.
1.3    Amendments to Loan Documents.
(a)    Obligors acknowledge and agree that Section 5.1 of each Loan Agreement (Affirmative Covenants) is hereby amended to insert all of the covenants set forth in Schedule 1 to this Agreement as additional affirmative covenants under such section.
(b)    Obligors acknowledge and agree that the Loan Documents are further amended as set forth in Schedule 2 to this Agreement.
LIMITED CONSENT AND THIRD OMNIBUS AMENDMENT AGREEMENT – Page 150

ARTICLE II - CONDITIONS PRECEDENT
The effectiveness of this Agreement and Administrative Agent’s obligations hereunder are conditioned upon the fulfillment by Obligors of all of the following conditions precedent, in addition to Obligors’ compliance with all other obligations set forth in this Agreement:
2.1    Documents to be Delivered to Administrative Agent. Obligors shall deliver, or cause to be delivered to Administrative Agent, all of the following:
(a)    this Agreement in form and substance satisfactory to Administrative Agent, duly executed by all of Obligors; and
(b)    such other Obligor-related or Property-related information and/or documentation as may be required by Administrative Agent in its sole discretion.
2.2    Liability for Payment of Fees and Expenses; Indemnification for Losses3.    .
Borrower must pay Administrative Agent on the Effective Date all out-of-pocket costs and expenses, including, without limitation, all costs and expenses of outside legal counsel, incurred by Administrative Agent in conjunction with the preparation, negotiation, and closing of this Agreement. Additionally, Borrower shall pay all fees, costs, expenses and penalties, if any, to the extent charged by any third parties.
ARTICLE III - REPRESENTATIONS AND WARRANTIES
To induce Administrative Agent, for and on behalf of Lender, to enter into this Agreement and as consideration for the terms and conditions contained herein, Obligors make the following representations and warranties, each and all of which shall survive the execution and delivery of this Agreement and all of the other documents executed in connection herewith:
3.1    Approvals and Authority from Third Parties. Obligors have obtained the necessary approvals and authorizations from all applicable third-parties to execute this Agreement, including, without limitation, any and all franchisors, management companies, governmental authorities, ground lessors, and labor unions, as and to the extent applicable to Obligors and the Property.
3.2     Exclusive and First Priority Perfected Lien. Administrative Agent has, as of the Effective Date, and shall continue to have, until all of the Obligations are paid and satisfied in full, first priority, valid perfected liens upon and security interests in all of the collateral under the Loan Documents to secure the payment and performance of all of the Obligations.
3.3     No Untrue or Misleading Statements. Neither this Agreement nor any other document executed in connection herewith contains any untrue statement of a material fact or omits any material fact necessary in order to make the statement made, in light of the circumstances under which it was made, accurate in all material respects.
ARTICLE IV - RELEASE BY OBLIGORS
EACH OBLIGOR, FOR AND ON BEHALF OF SUCH OBLIGOR AND ALL PERSONS AND/OR ENTITIES CLAIMING BY, THROUGH AND/OR UNDER SUCH OBLIGOR INCLUDING, BUT NOT LIMITED TO, ALL OF SUCH OBLIGOR’S PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN, JOINTLY
LIMITED CONSENT AND THIRD OMNIBUS AMENDMENT AGREEMENT – Page 151

AND SEVERALLY, AS THE “OBLIGOR GROUP RELEASORS”) HEREBY UNCONDITIONALLY REMISES, RELEASES, ACQUITS AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND LENDER AND ALL OF THEIR RESPECTIVE PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS, MEMBERS, MANAGERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, PARENT CORPORATIONS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS, AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN AS THE “LENDER GROUP RELEASEES”) OF, FROM AND WITH RESPECT TO ANY AND ALL GRIEVANCES, DISPUTES, MANNER OF ACTIONS, CAUSES OF ACTION, SUITS, OBLIGATIONS, LIABILITIES, LOSSES, DEBTS, DAMAGES, DUES, SUMS OF MONEY, ACCOUNTS, RECKONINGS, CONTROVERSIES, AGREEMENTS, CLAIMS, DEMANDS, COUNTERCLAIMS AND CROSSCLAIMS, INCLUDING, BUT NOT LIMITED TO ALL CLAIMS AND CAUSES OF ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT AND THE LOAN DOCUMENTS AND/OR ALL TRANSACTIONS RELATED THERETO, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, DIRECT, INDIRECT OR CONTINGENT, ARISING IN LAW OR EQUITY, WHICH OBLIGOR GROUP RELEASORS (OR ANY OF THEM) EVER HAD, NOW HAVE, OR MAY EVER HAVE AGAINST ANY ONE OR MORE OF LENDER GROUP RELEASEES, FROM THE BEGINNING OF TIME THROUGH THE EFFECTIVE DATE.
ARICLE V - MISCELLANEOUS
5.1     Integration. This Agreement supersedes all oral negotiations and prior and other writings with respect to the subject matter hereof, and is intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in this Agreement, except that the Loan Agreement and the other Loan Documents remain valid and enforceable. Except as expressly modified pursuant hereto, no other changes or modifications to the Loan Agreement or any other Loan Document are intended or implied by this Agreement, and in all other respects the Loan Agreement and the other Loan Documents hereby are ratified, reaffirmed and confirmed by all parties hereto as of the Effective Date. To the extent of any conflict between the terms of this Agreement, the Loan Agreement, and other Loan Documents, the terms of this Agreement shall govern and control. This Agreement shall constitute a Loan Document for purposes of the Loan Agreement. NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER HAS MADE ANY COMMITMENT, EXPRESS OR IMPLIED, AND HAS NO OBLIGATION TO ENTER INTO ANY FURTHER AGREEMENT TO EXTEND THE SECOND EXTENDED HOTEL COMPONANT FINANCING AGREEMENT DEADLINE OR THE SECOND EXTENDED LOAN REFINANCING DEADLINE OR FURTHER MODIFY THE LOAN OR TO PROVIDE ANY OTHER CONSENT, WAIVER OR ACCOMMODATION IN FAVOR OF OBLIGORS.
5.2     Cooperation; Other Documents. At all times following the execution of this Agreement, Obligors shall execute and deliver to the Administrative Agent, or shall cause to be executed and delivered to Administrative Agent and shall do or cause to be done all such other acts and things as the Administrative Agent deems to be necessary or desirable to assure the Administrative Agent of the benefit of this Agreement and the documents comprising or relating to this Agreement.
5.3     Written Agreement Contemplated by PNL. This Agreement is a written agreement as contemplated by the PNL.
5.4     Amendment and Waiver. No amendment of this Agreement, and no waiver, discharge or termination of any one or more of the provisions thereof, shall be effective unless set forth in writing and signed by all of the parties hereto.
LIMITED CONSENT AND THIRD OMNIBUS AMENDMENT AGREEMENT – Page 152

5.5    Severability. If any provision of this Agreement shall be held invalid under any applicable law, such invalidity shall not affect any other provision of this Agreement that can be given effect without such invalid provision.
5.6     Successors and Assigns. This Agreement (a) shall be binding upon the parties hereto, thereto and upon their respective successors or assigns, and (b) shall inure to the benefit of the parties hereto, thereto and their respective successors or assigns; provided, however, that Obligors may not assign or delegate any rights hereunder or thereunder or any interest herein or therein without obtaining the prior written consent of the Administrative Agent, as applicable, and any such assignment or attempted assignment shall be void and of no effect.
5.7     Counterparts; Effectiveness. This Agreement may be executed by electronic signatures and in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. This Agreement shall be deemed to have been executed and delivered when the Administrative Agent has received electronic counterparts hereof executed by all parties listed on the signature pages hereto.
5.8     Notices.3.3.1     Any notices or other communications sent or transmitted pursuant to this Agreement by any of Obligors to Administrative Agent shall be by electronic email sent to notices@acorecapital.com and to Kimberly May at kmay@acorecapital.com.
5.9     Singular/Plural.3.3.2     Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

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LIMITED CONSENT AND THIRD OMNIBUS AMENDMENT AGREEMENT – Page 153

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the Effective Date.

MORTGAGE BORROWER:

CP TOWER OWNER, LLC,
a Delaware limited liability company
By:    CP Equity Owner, LLC, its sole member
By:    NREO Special Purpose, LLC, its sole member
By:    NexPoint Real Estate Opportunities, LLC, its sole member
By:    NexPoint Strategic Opportunities Fund, its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    President
CP LAND OWNER, LLC,
a Delaware limited liability company
By:    CP Equity Land Owner, LLC, its sole member
By:    NexPoint Real Estate Partners, LLC, its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    Manager

[Signatures Continued on Next Page]

LIMITED CONSENT AND THIRD OMNIBUS AMENDMENT AGREEMENT – Signature Page

MEZZANINE BORROWER:

CP EQUITY OWNER, LLC,
a Delaware limited liability company
By:    NREO Special Purpose, LLC, its sole member
By:    NexPoint Real Estate Opportunities, LLC, its sole member
By:    NexPoint Strategic Opportunities Fund, its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    President

CP EQUITY LAND OWNER, LLC,
a Delaware limited liability company
By:    NexPoint Real Estate Partners, LLC, its sole member

By: /s/ James Dondero
Name:    James Dondero
      Title: Manager

LIMITED CONSENT AND THIRD OMNIBUS AMENDMENT AGREEMENT – Signature Page

GUARANTOR:

NEXPOINT STRATEGIC OPPORTUNITIES FUND,
a Delaware statutory trust

By:    /s/ James Dondero
    Name:    James Dondero
    Title:    President and Principal Executed Officer

NEXPOINT REAL ESTATE PARTNERS, LLC,
a Delaware limited liability company

By: /s/ James Dondero
Name:
Title:

LIMITED CONSENT AND THIRD OMNIBUS AMENDMENT AGREEMENT – Signature Page

ADMINISTRATIVE AGENT:

ACORE CAPITAL MORTGAGE, LP,
a Delaware limited partnership, in its capacity as administrative agent for and on behalf of the Lenders
By:    ACORE Capital Mortgage GP, LLC,
a Delaware limited liability company,
its general partner

By: /s/ Kimberly May
Name:    Kimberly May
Title:    Authorized Signatory

LIMITED CONSENT AND THIRD OMNIBUS AMENDMENT AGREEMENT – Signature Page

INITIAL LENDERS:

DELPHI CRE FUNDING LLC,
a Delaware limited liability company
By    ACORE Capital Mortgage, LP,
a Delaware limited partnership,
its authorized agent
By:    ACORE Capital Mortgage GP, LLC, a Delaware limited liability company, its general partner

By:     /s/ Kimberly May
Name:    Kimberly May
Title:    Authorized Signatory

AC IV CA MORTGAGE LLC, a Delaware limited liability company By ACORE CREDIT IV REIT, INC., a Maryland corporation, its sole member By: /s/ Kimberly May Name: Kimberly May Title: Authorized Signatory c.
LIMITED CONSENT AND THIRD OMNIBUS AMENDMENT AGREEMENT – Signature Page

SCHEDULE 1

ADDITIONAL AFFIRMATIVE COVENANTS

Notwithstanding the anything set forth in this Agreement to the contrary, Borrower shall perform all of the below covenants, each of which is a “Hotel Component Financing Covenant”:

1.    Continue to comply with all covenants under the Loan Agreement, except as specifically modified pursuant to this Agreement. For avoidance of doubt, except as expressly set forth in this Agreement, this Agreement does not modify or suspend any requirement under any Loan Document to pay any carrying costs associated with the Property, including, without limitation, any (a) real estate taxes, (b) insurance premiums for the Required Policies, and (c) any amounts due under the Master Lease.

SCHEDULE 1, Additional Affirmative Covenants – Solo Page

SCHEDULE 2

ADDITIONAL LOAN DOCUMENT MODIFICATIONS

1.    The term “Event of Default” as used in each Loan Agreement shall be expanded to include Borrower’s breach of any of its covenants under this Agreement, including, without limitation, any Hotel Component Financing Covenant. For the avoidance of doubt, Administrative Agent shall not be required to provide Obligors with notice of any such Event(s) of Default stemming from any breach of any Hotel Component Financing Covenant or other obligation of Obligors set forth in this Agreement.

4839-1538-5045v.3 59940-92

SCHEDULE 2, Additional Loan Document Modifications – Solo Page

FOURTH AMENDMENT TO LOAN AGREEMENT
This Fourth Amendment to Loan Agreement (this “Amendment”), dated as of September 8, 2021 (the “Effective Date”), is made by and among (i) CP TOWER OWNER, LLC, a Delaware limited liability company (“CP Tower Borrower”), and CP LAND OWNER, LLC, a Delaware limited liability company (“CP Land Borrower,” and together with CP Tower Borrower, collectively, “Borrower”), (ii) NEXPOINT STRATEGIC OPPORTUNITIES FUND, a Delaware statutory trust, and NEXPOINT REAL ESTATE PARTNERS, LLC, a Delaware limited liability company (formerly known as HCRE PARTNERS, LLC, a Delaware limited liability company) (collectively, “Guarantor,” and together with Borrower, the “Obligors”), (iii) DELPHI CRE FUNDING LLC, a Delaware limited liability company, and AC IV CA MORTGAGE LLC, a Delaware limited liability company (collectively, the “Initial Lenders,” and together with the other Lenders from time to time party to the Loan Agreement (defined below), and their respective successors and assigns and participants, “Lender”), and (iv) ACORE CAPITAL MORTGAGE, LP, a Delaware limited partnership, as administrative agent for and on behalf of Lender (in such capacity, together with its successors and assigns, the “Administrative Agent”).
RECITALS
WHEREAS, Borrower, Administrative Agent, and the Initial Lenders are parties to that certain Loan Agreement, dated as of August 15, 2018 (the “Original Loan Agreement”), pursuant to which the Lender made a loan (the “Loan”) to Borrower in the original principal amount of $153,683,400.00, which Loan is evidenced by the Original Loan Agreement and the other Loan Documents (as defined in the Original Loan Agreement), which Original Loan Agreement was thereafter amended by that certain Limited Consent and Omnibus Amendment Agreement dated as of November 10, 2020, but effective as of September 8, 2020, by and between Obligors, CP EQUITY OWNER, LLC, a Delaware limited liability company, and CP EQUITY LAND OWNER, LLC, a Delaware limited liability company (collectively, “Mezzanine Borrower”), Administrative Agent, and the Initial Lenders (the “First Limited Consent”), which Original Loan Agreement was thereafter further amended by that certain Limited Consent and Second Omnibus Amendment Agreement dated as of February 1, 2021, but effective as of December 30, 2020, by and between Obligors, Mezzanine Borrower, Administrative Agent, and the Initial Lenders (the “Second Limited Consent”), which Original Loan Agreement was thereafter further amended by that certain Limited Consent and Third Omnibus Amendment Agreement dated as of March 19, 2021, by and between Obligors, Mezzanine Borrower, Administrative Agent, and the Initial Lenders (the “Third Limited Consent,” and together with the Original Loan Agreement, the First Limited Consent, and the Second Limited Consent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Loan Agreement”);
WHEREAS, Guarantor executed, in connection with the Loan, (i) each of that certain Guaranty of Recourse Obligations, Completion Guaranty, and Guaranty of Required Equity, Required Pay Down and Master Lease, each dated as of August 15, 2018 (collectively, the “Guaranties”), and (ii) together with Borrower and Administrative Agent, that certain Environmental Indemnity Agreement dated as of August 15, 2018 (the “Environmental Indemnity”); and
WHEREAS, Obligors have requested certain amendments to the terms of the Loan, as set forth below, and Administrative Agent and Lender are willing to amend the Loan Agreement and the Loan Documents to accept such amendments to the terms of the Loan on the terms and conditions set forth herein.
FOURTH AMENDMENT TO LOAN AGREEMENT – Page 161

NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained and incorporating the above Background by reference herein, Obligors, Administrative Agent, and Lender, intending to be legally bound hereby, agree as follows:
NOW THEREFORE, in consideration of the covenants, agreements, representations and warranties set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant, agree, represent and warrant as follows:
1.    Definitions. Unless defined in this Amendment, all capitalized terms used in this Amendment shall have the meanings ascribed to them in the Loan Agreement.
2.    Amendments to Loan Agreement. Effective as of the date of this Amendment the Loan Agreement is hereby amended as follows:
A.    The definition of "Extension Conditions" in Section 1.1 of the Loan Agreement shall be deleted in its entirety and replaced with the following:
"Extension Conditions" means each of the following: (a) Borrower shall have given at least thirty (30) days' prior written notice to Administrative Agent of its intention to extend the Maturity Date; (b) no Event of Default shall exist as of the applicable Maturity Date; (c) the Debt Yield (after giving effect to any voluntary prepayment made in compliance with this Agreement) shall be at least (i) with respect to the extension of the Maturity Date from the Payment Date in March, 2022 to the Payment Date in September, 2022, nine and 00/100 percent (9.00%) as of the applicable Maturity Date, and (ii) with respect to the extension of the Maturity Date from the Payment Date in September, 2022 to the Payment Date in September, 2023, ten and 00/100 percent (10.00%) as of the applicable Maturity Date; (d) Borrower shall have paid or reimbursed all of Administrative Agent's outstanding fees and expenses for each extension; (e) with respect to the extension of the Maturity Date from the Payment Date in September, 2022 to the Payment Date in September, 2023, Borrower shall have paid to Administrative Agent a fee in the amount of 0.25% of the Outstanding Principal Balance (including the amount of any Additional Advance funded by Administrative Agent on such Maturity Date and any Additional Advance that Borrower remains eligible to receive pursuant to this Agreement); (f) Borrower shall have obtained (and collaterally assigned to Administrative Agent pursuant to such documents as Administrative Agent may require) an interest rate cap complying with the requirements of Section 5.1.4 hereof, expiring no earlier than the extended Maturity Date, capping the applicable Index at the applicable Strike Rate, and has a notional principal amount not less than the Outstanding Principal Balance; (g) Mezzanine Borrower shall have extended the Maturity Date (as defined in the Mezzanine Loan Agreement) of the Mezzanine Loan to a date not sooner than the extended Maturity Date hereunder (including that all conditions precedent to such extension shall have been satisfied by Mezzanine Borrower or waived in writing by Mezzanine Loan Administrative Agent); and (h) Guarantor shall then exist and be in good standing under the laws of the State of its formation, and its governing documents shall not contain provisions requiring the termination of its existence prior to the date that is five (5) years following the extended Maturity Date.
B.    The definition of "Maturity Date" in Section 1.1 of the Loan Agreement shall be deleted in its entirety and replaced with the following:
"Maturity Date" means (a) the Scheduled Maturity Date, (b) if the September 2021 Extension Conditions have been satisfied, the Payment Date in
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December, 2021, (c) if the December 2021 Extension Conditions have been satisfied as of the Payment Date in December, 2021, the Payment Date in March, 2022, (d) if the applicable Extension Conditions have been satisfied as of the Payment Date in March, 2022, the Payment Date in September, 2022, (e) if the applicable Extension Conditions have been satisfied as of the Payment Date in September, 2022, the Payment Date in September, 2023, or (f) the date on which the Debt has been accelerated as herein provided.
3.    Extension of the Maturity Date.
A.    Concurrently herewith, and notwithstanding anything to the contrary in the Loan Agreement, Borrower hereby elects to extend the Maturity Date up to the Payment Date in December, 2021, which extension is subject to (and expressly conditioned upon) the satisfaction of the following conditions (collectively, the "September 2021 Extension Conditions"):
i.    Borrower shall, no later than the Effective Date, prepay the Outstanding Principal Balance and the Mezzanine Loan Outstanding Principal Balance in an aggregate amount equal to the sum of $5,000,000.00;
ii.    Borrower shall pay an extension fee with respect to the Loan and the Mezzanine Loan in the aggregate amount of $394,060.00;
iii.    No Event of Default shall exist as of the Effective Date; and
iv.    Borrower shall pay of all of Administrative Agent's outstanding fees and expenses (including attorneys' fees).
B.    As of the Payment Date in December, 2021, and notwithstanding anything to the contrary in the Loan Agreement, Borrower may elect, by providing not less than five (5) Business Days' notice to Administrative Agent, to extend the Maturity Date from the Payment Date in December, 2021 to the Payment Date in March, 2022, which subsequent extension is subject to (and expressly conditioned upon) the satisfaction of the following conditions (collectively, the "December 2021 Extension Conditions"):
i.    Borrower shall, no later than the Payment Date in December, 2021, prepay the Outstanding Principal Balance and the Mezzanine Loan Outstanding Principal Balance in an aggregate amount equal to the sum of $5,000,000.00;
ii.    No Event of Default shall exist as of the Payment Date in December, 2021; and
iii.    Borrower shall pay of all of Administrative Agent's outstanding fees and expenses (including attorneys' fees).
C.    If, and solely to the extent that, Borrower shall have satisfied the September 2021 Extension Conditions and the December 2021 Extension Conditions, Borrower shall retain the right to extend the term of the Loan from the Payment Date in March, 2022 until the Payment Date in September 2022, subject to Borrower's satisfaction of all of the applicable Extension Conditions with respect thereto. For the avoidance of doubt, Borrower shall not be required to extend or maintain an Interest Rate Cap
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Agreement in order to satisfy the September 2021 Extension Conditions or the December 2021 Extension Conditions, but obtaining an Interest Rate Cap Agreement shall be required, as specified in the definition of Extension Conditions, in order to exercise any further extension of the Loan.
4.    Amendment to Loan Documents. All references in the Loan Documents to the Loan Agreement shall hereinafter be deemed to be a reference to the Loan Agreement as amended by this Amendment.
5.    Ratification; No Novation. Borrower hereby unconditionally ratifies and confirms, renews and reaffirms all of its obligations under the Loan Agreement and each of the other Loan Documents, as amended hereby, and acknowledges and agrees that such obligations remain in full force and effect, binding on and enforceable against it in accordance with the terms, covenants and conditions of the Loan Agreement and the Loan Documents, as amended hereby, in each case, without impairment. The execution and delivery of this Amendment will not constitute a novation or accord and satisfaction, or a modification of the lien, encumbrance or security title of the Loan Agreement or other Loan Documents. Except as amended herein, the Loan Documents shall remain unmodified and shall remain in full force and effect.
6.    Representations and Warranties. Borrower and/or Guarantor hereby represents and warrants that:
(a)    Borrower and Guarantor each have the power and requisite authority to execute, deliver and perform their respective obligations under this Amendment and any other document executed in connection herewith and are duly authorized to, and have taken all action necessary to authorize such party to, execute, deliver and perform their respective obligations under this Amendment.
(b)    This Amendment constitutes legal, valid and binding obligations of Borrower and Guarantor (as applicable) enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting the rights of creditors generally, and general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
(c)    No consent, approval, authorization or order of any court or Governmental Authority or any third party is required in connection with the execution and delivery by Borrower or Guarantor of this Amendment or to consummate the transactions contemplated hereby, which consent has not been obtained.
7.    No Impairment. This Amendment shall become a part of the Loan Agreement by reference and nothing herein contained shall impair the security now held for the Obligations, nor waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Loan Agreement except as herein amended, nor affect or impair any rights, powers or remedies under the Loan Agreement as hereby amended. Furthermore, Lender and Administrative Agent reserve all rights and remedies they may have as provided in the Loan Agreement.
8.    Notices. All notices, demands, consents, or requests which are either required or desired to be given or furnished hereunder shall be sent and shall be effective in the manner set forth in Section 8.6 of the Loan Agreement.
9.    Governing Law. This Amendment shall be governed in accordance with the terms and provisions of Section 8.3 of the Loan Agreement, which provisions are hereby incorporated into this Amendment as if fully set forth herein.
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10.    RELEASE. EACH OBLIGOR, FOR AND ON BEHALF OF SUCH OBLIGOR AND ALL PERSONS AND/OR ENTITIES CLAIMING BY, THROUGH AND/OR UNDER SUCH OBLIGOR INCLUDING, BUT NOT LIMITED TO, ALL OF SUCH OBLIGOR’S PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN, JOINTLY AND SEVERALLY, AS THE “OBLIGOR GROUP RELEASORS”) HEREBY UNCONDITIONALLY REMISES, RELEASES, ACQUITS AND FOREVER DISCHARGES ADMINISTRATIVE AGENT AND LENDER AND ALL OF THEIR RESPECTIVE PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS, MEMBERS, MANAGERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, PARENT CORPORATIONS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS, AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN AS THE “LENDER GROUP RELEASEES”) OF, FROM AND WITH RESPECT TO ANY AND ALL GRIEVANCES, DISPUTES, MANNER OF ACTIONS, CAUSES OF ACTION, SUITS, OBLIGATIONS, LIABILITIES, LOSSES, DEBTS, DAMAGES, DUES, SUMS OF MONEY, ACCOUNTS, RECKONINGS, CONTROVERSIES, AGREEMENTS, CLAIMS, DEMANDS, COUNTERCLAIMS AND CROSSCLAIMS, INCLUDING, BUT NOT LIMITED TO ALL CLAIMS AND CAUSES OF ACTION ARISING OUT OF OR RELATED TO THIS AMENDMENT AND THE LOAN DOCUMENTS AND/OR ALL TRANSACTIONS RELATED THERETO, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, DIRECT, INDIRECT OR CONTINGENT, ARISING IN LAW OR EQUITY, WHICH THE OBLIGOR GROUP RELEASORS (OR ANY OF THEM) EVER HAD, NOW HAVE, OR MAY EVER HAVE AGAINST ANY ONE OR MORE OF THE LENDER GROUP RELEASEES, FROM THE BEGINNING OF TIME THROUGH THE EFFECTIVE DATE.
11.    Miscellaneous.
(a)    The provisions of this Amendment shall be binding upon Borrower, Guarantor, Lender and Administrative Agent, and their respective successors and assigns, and all persons claiming under or through Borrower, Guarantor, Lender or Administrative Agent or any such successor or assign, and shall inure to the benefit of and be enforceable by Lender, Administrative Agent, Borrower and Guarantor and their respective successors and assigns.
(b)    Neither this Amendment nor any provision hereof may be changed, waived or terminated orally, but only by an instrument in writing signed by Administrative Agent and Borrower.
(c)    If any of the provisions of this Amendment, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Amendment, or the application of such provision or provisions to persons or circumstances other than those to whom or which it is held invalid or unenforceable, shall not be affected thereby and every provision of this Amendment shall be valid and enforceable to the fullest extent permitted by law.
(d)    This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute one and the same instrument. Any signature delivered by a party by facsimile, email or other electronic transmission shall be deemed to be an original signature to this Amendment.
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FOURTH AMENDMENT TO LOAN AGREEMENT – Page 165

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

CP TOWER OWNER, LLC,
a Delaware limited liability company
By:    CP Equity Owner, LLC, its sole member
By:    NREO Special Purpose, LLC, its sole member
By:    NexPoint Real Estate Opportunities, LLC, its sole member
By:    NexPoint Strategic Opportunities Fund, its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    President
CP LAND OWNER, LLC,
a Delaware limited liability company
By:    CP Equity Land Owner, LLC, its sole member
By:    NexPoint Real Estate Partners, LLC, its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    Manager

FOURTH AMENDMENT TO LOAN AGREEMENT – Signature Page

FOURTH AMENDMENT TO LOAN AGREEMENT – Signature Page

ADMINISTRATIVE AGENT:

ACORE CAPITAL MORTGAGE, LP, a Delaware limited partnership, in its capacity as administrative agent for and on behalf of the Lenders
By    ACORE CAPITAL MORTGAGE, GP, LLC, a Delaware limited liability company, its general partner

By: /s/ Kimberly May
Name:    Kimberly May
Title:    Authorized Signatory

FOURTH AMENDMENT TO LOAN AGREEMENT – Signature Page

INITIAL LENDERS:

DELPHI CRE FUNDING LLC,
a Delaware limited liability company
By    ACORE Capital Mortgage, LP,
a Delaware limited partnership,
its authorized agent
By:    ACORE Capital Mortgage GP, LLC, a Delaware limited liability company, its general partner

By:     /s/ Kimberly May
Name:    Kimberly May
Title:    Authorized Signatory

AC IV CA MORTGAGE LLC, a Delaware limited liability company By: /s/ Kimberly May Name: Kimberly May Title: Authorized Signatory

FOURTH AMENDMENT TO LOAN AGREEMENT – Signature Page

JOINDER TO FOURTH AMENDMENT TO LOAN AGREEMENT
By their execution of this Joinder to Fourth Amendment to Loan Agreement (this "Joinder"), each of NEXPOINT STRATEGIC OPPORTUNITIES FUND, a Delaware statutory trust ("NexPoint SOF"), and NEXPOINT REAL ESTATE PARTNERS, LLC, a Delaware limited liability company (formerly known as HCRE PARTNERS, LLC, a Delaware limited liability company) (together with Nexpoint SOF, collectively, "Guarantor") (i) hereby acknowledges that it has reviewed, and consents to, the terms of the Amendment, (ii) unconditionally ratifies and confirms, renews and reaffirms all of its obligations under the Guaranty and the Environmental Indemnity, and (iii) acknowledges and agrees that such obligations under the Guaranty and the Environmental Indemnity remain in full force and effect, binding on and enforceable against it in accordance with their respective terms, covenants and conditions, without impairment.
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JOINDER TO FOURTH AMENDMENT TO LOAN AGREEMENT – Solo Page

GUARANTOR: NEXPOINT STRATEGIC OPPORTUNITIES FUND, a Delaware statutory trust By: /s/ James Dondero Name: James Dondero Title: President and Principal Executive Officer

JOINDER TO FOURTH AMENDMENT TO LOAN AGREEMENT – Signature Page of Guarantor

GUARANTOR: NEXPOINT REAL ESTATE PARTNERS, LLC, a Delaware limited liability company By: /s/ James Dondero Name: James Dondero Title: Manager

JOINDER TO FOURTH AMENDMENT TO LOAN AGREEMENT – Signature Page of Guarantor

LIMITED CONSENT AND FIFTH OMNIBUS AMENDMENT AGREEMENT
This Limited Consent and Fifth Omnibus Amendment Agreement (this “Agreement”), dated as of March 8, 2022 (the “Effective Date”), is made and entered into by and among (i) CP TOWER OWNER, LLC, a Delaware limited liability company (“CP Tower Mortgage Borrower”), and CP LAND OWNER, LLC, a Delaware limited liability company (“CP Land Mortgage Borrower,” and together with CP Tower Mortgage Borrower, collectively, “Mortgage Borrower”), (ii) CP EQUITY OWNER, LLC, a Delaware limited liability company, and CP EQUITY LAND OWNER, LLC, a Delaware limited liability company (collectively, “Mezzanine Borrower”, and together with the Mortgage Borrower, collectively, the “Borrower”), (iii) NEXPOINT DIVERSIFIED REAL ESTATE TRUST f/k/a NEXPOINT STRATEGIC OPPORTUNITIES FUND, a Delaware statutory trust, and NEXPOINT REAL ESTATE PARTNERS, LLC, a Delaware limited liability company (formerly known as HCRE PARTNERS, LLC, a Delaware limited liability company) (collectively, “Guarantor,” and together with Borrower, the “Obligors”), (iv) DELPHI CRE FUNDING LLC, a Delaware limited liability company, and AC IV CA MORTGAGE LLC, a Delaware limited liability company (collectively, the “Initial Lenders,” and together with the other Lenders from time to time party to the Loan Agreement (defined below), and their respective successors and assigns and participants, “Lender”), and (v) ACORE CAPITAL MORTGAGE, LP, a Delaware limited partnership, as administrative agent for and on behalf of Lender (in such capacity, together with its successors and assigns, the “Administrative Agent”).
BACKGROUND
A.    Mortgage Borrower, Administrative Agent, and the Initial Lenders are parties to that certain Loan Agreement dated as of August 15, 2018 (the “Original Mortgage Loan Agreement”), pursuant to which the Lender made a loan (the “Mortgage Loan”) to Mortgage Borrower in the original principal amount of $153,683,400.00, which Mortgage Loan is evidenced by the Mortgage Loan Agreement and the other Loan Documents (as defined in the Mortgage Loan Agreement), which Original Mortgage Loan Agreement was thereafter amended by that certain Limited Consent and Omnibus Amendment Agreement dated as of November 10, 2020, but effective as of September 8, 2020, by and between Mortgage Borrower, Administrative Agent, and the Initial Lenders (the “First Limited Consent”), which Original Mortgage Loan Agreement was thereafter further amended by that certain Limited Consent and Second Omnibus Amendment Agreement dated as of February 1, 2021, but effective as of December 30, 2020, by and between Mortgage Borrower, Administrative Agent, and the Initial Lenders (the “Second Limited Consent”), which Original Loan Agreement was thereafter further amended by that certain Limited Consent and Third Omnibus Amendment Agreement dated as of March 19, 2021, by and between Mortgage Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Third Limited Consent”), which Original Loan Agreement was thereafter further amended by that certain Fourth Amendment to Loan Agreement dated as of September 8, 2021, by and between Mortgage Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Fourth Mortgage Loan Amendment,” and together with the Original Mortgage Loan Agreement, the First Limited Consent, the Second Limited Consent, and the Third Limited Consent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Mortgage Loan Agreement”).
    B.    Mezzanine Borrower, Administrative Agent, and the Initial Lenders are parties to that certain Mezzanine Loan Agreement dated as of August 15, 2018 (the “Original Mezzanine Loan Agreement”), pursuant to which the Lender made a loan (the “Mezzanine Loan”, and collectively, with the Mortgage Loan, the “Loan”) to Mezzanine Borrower in the original principal amount of $3,940,600.00, which Mezzanine Loan is evidenced by the Mezzanine Loan Agreement and the other Loan Documents (as defined in the Mezzanine Loan Agreement), which Original Mezzanine Loan was thereafter amended by the First Limited Consent, the
LIMITED CONSENT AND FIFTH OMNIBUS AMENDMENT AGREEMENT – Page 173

Second Limited Consent, the Third Limited Consent, that certain Fourth Amendment to Mezzanine Loan Agreement dated as of September 8, 2021, by and between Mezzanine Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Fourth Mezzanine Loan Amendment”) (such First Limited Consent, Second Limited Consent, Third Limited Consent, Fourth Mezzanine Loan Amendment, together with the Original Mezzanine Loan Agreement, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Mezzanine Loan Agreement,” and together with the Mortgage Loan Agreement, as and where applicable, the “Loan Agreement”). All capitalized terms that are used without being defined herein shall have the meanings given to such terms in the Loan Agreement.
C.    Guarantor executed (a) in connection with the Mortgage Loan, each of that certain Guaranty of Recourse Obligations, Completion Guaranty, Guaranty of Required Equity, Required Pay Down and Master Lease, each dated as of August 15, 2018 (collectively, the “Mortgage Loan Guaranties”), and (b) in connection with the Mezzanine Loan, each of that certain Mezzanine Guaranty of Recourse Obligations, Mezzanine Completion Guaranty, Mezzanine Guaranty of Required Equity, Required Pay Down and Master Lease, each dated as of August 15, 2018 (collectively, the “Mezzanine Loan Guaranties,” and together with the Mortgage Loan Guaranties, collectively, the “Guaranty”).
D.    Borrower has requested a deferral of the Maturity Date occurring on the Payment Date in March, 2022, under and pursuant to (and as defined in) each of the Mortgage Loan Agreement the Mezzanine Loan Agreement.
E.    Administrative Agent is willing to provide its limited consent to defer the Maturity Date under and pursuant to (and as defined in) each of the Mortgage Loan Agreement and the Mezzanine Loan Agreement, subject to the terms and conditions of this Agreement, including the amendments of the Loan Documents as set forth herein (provided that, for purposes of this Agreement, the use of “Maturity Date” shall mean each of or either of the “Maturity Date” under and as defined in the Mortgage Loan Agreement and the “Maturity Date” under and as defined in the Mezzanine Loan Agreement).
F.    Administrative Agent and Obligors have executed a Reservation of Rights and Pre-Negotiation Letter (“PNL”) dated September 18, 2020, but effective as of November 10, 2020, in connection with the Loan.
NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained and incorporating the above Background by reference herein, Obligors, Administrative Agent, and Lender, intending to be legally bound hereby, agree as follows:
ARTICLE I
LIMITED CONSENT
1.1    Limited Consent. Upon satisfaction of the conditions set forth in this Agreement, Administrative Agent hereby consents to the deferral of the Maturity Date as set forth herein. The consent contained in this Section 1.1 is a one-time limited consent and (a) shall only be relied upon and used solely for the specific purposes set forth herein, (b) shall not constitute nor be deemed to constitute a waiver of (1) any Default or Event of Default, or (2) any other term or condition of the Loan Agreement and the other Loan Documents, (c) shall not constitute nor be deemed to constitute a consent by Administrative Agent to, or a waiver by Administrative Agent of, anything other than as expressly set forth herein, and (d) shall not constitute a custom or course of dealing among the parties hereto. Upon the failure by any Obligor whatsoever to perform any obligation or condition in this Agreement (beyond any
LIMITED CONSENT AND FIFTH OMNIBUS AMENDMENT AGREEMENT – Page 174

applicable notice and cure period, if any), Obligors shall immediately and automatically (without any notice or demand from Administrative Agent) cease to be entitled to any privileges set forth in this Agreement and Administrative Agent shall have the right to pursue all rights and remedies hereunder, and under the Loan Documents and/or applicable law and equity, as if no such privileges were ever provided (such that an Event of Default shall be deemed to exist as of the date upon which Obligors were first provided with such privileges hereunder (i.e., as of September 8, 2020) (the “Deferral Commencement Date”), and such rights and remedies shall include, without limitation, charging interest at the Default Rate retroactively from and after the Deferral Commencement Date).
1.2    Deferral of Maturity Date. Borrower acknowledges and agrees that it has not satisfied the Extension Conditions (under and as defined in each of the Mortgage Loan Agreement and the Mezzanine Loan Agreement). Notwithstanding anything to the contrary in the Loan Agreement, and subject to the terms and conditions of this Agreement, and without waiving any of the Borrower’s obligations in the Loan Documents except as expressly set forth herein, Administrative Agent hereby agrees to defer of the Maturity Date occurring on the Payment Date in March, 2022 (the “March 2022 Maturity Date”), until no later than the Payment Date in May, 2022 (the “Deferred Maturity Date”). Notwithstanding anything to the contrary in the Loan Agreement, Borrower shall not otherwise be required as of the March 2022 Maturity Date to either (i) extend or maintain an Interest Rate Cap Agreement or (ii) achieve a Debt Yield of at least nine percent (9.0%), in each case, as a condition to Administrative Agent’s agreement to defer the March 2022 Maturity Date. In Administrative Agent’s sole and absolute discretion, Administrative Agent may agree, upon the prior written request from Borrower, and subject to terms and conditions in Administrative Agent’s sole and absolute discretion, further defer the Deferred Maturity Date until no later than the Payment Date in June, 2022.
1.3    Amendments to Loan Documents.
(a)    Obligors acknowledge and agree that Section 5.1 of each Loan Agreement (Affirmative Covenants) is hereby amended to insert all of the covenants set forth in Schedule 1 to this Agreement as additional affirmative covenants under such section.
(b)    Obligors acknowledge and agree that the Loan Documents are further amended as set forth in Schedule 2 to this Agreement.

ARTICLE II - CONDITIONS PRECEDENT
The effectiveness of this Agreement and Administrative Agent’s obligations hereunder are conditioned upon the fulfillment by Obligors of all of the following conditions precedent, in addition to Obligors’ compliance with all other obligations set forth in this Agreement:
2.1    Documents to be Delivered to Administrative Agent. Obligors shall deliver, or cause to be delivered to Administrative Agent, all of the following:
(a)    this Agreement in form and substance satisfactory to Administrative Agent, duly executed by all of Obligors; and
(b)    such other Obligor-related or Property-related information and/or documentation as may be required by Administrative Agent in its sole discretion.
2.2    Liability for Payment of Fees and Expenses; Indemnification for Losses4.    .
LIMITED CONSENT AND FIFTH OMNIBUS AMENDMENT AGREEMENT – Page 175

Borrower must pay Administrative Agent on the Effective Date all out-of-pocket costs and expenses, including, without limitation, all costs and expenses of outside legal counsel, incurred by Administrative Agent in conjunction with the preparation, negotiation, and closing of this Agreement. Additionally, Borrower shall pay all fees, costs, expenses and penalties, if any, to the extent charged by any third parties.
2.3    Administrative Agent Processing Fee. Additionally, Obligors shall pay to Administrative Agent by the Effective Date a processing fee in the amount of $2,500.00 in connection with the negotiation and execution of this Agreement.
ARTICLE III - REPRESENTATIONS AND WARRANTIES
To induce Administrative Agent, for and on behalf of Lender, to enter into this Agreement and as consideration for the terms and conditions contained herein, Obligors make the following representations and warranties, each and all of which shall survive the execution and delivery of this Agreement and all of the other documents executed in connection herewith:
3.1    Approvals and Authority from Third Parties. Obligors have obtained the necessary approvals and authorizations from all applicable third-parties to execute this Agreement, including, without limitation, any and all franchisors, management companies, governmental authorities, ground lessors, and labor unions, as and to the extent applicable to Obligors and the Property.
3.2    Exclusive and First Priority Perfected Lien. Administrative Agent has, as of the Effective Date, and shall continue to have, until all of the Obligations are paid and satisfied in full, first priority, valid perfected liens upon and security interests in all of the collateral under the Loan Documents to secure the payment and performance of all of the Obligations.
3.3    No Untrue or Misleading Statements. Neither this Agreement nor any other document executed in connection herewith contains any untrue statement of a material fact or omits any material fact necessary in order to make the statement made, in light of the circumstances under which it was made, accurate in all material respects.
ARTICLE IV - RELEASE BY OBLIGORS
EACH OBLIGOR, FOR AND ON BEHALF OF SUCH OBLIGOR AND ALL PERSONS AND/OR ENTITIES CLAIMING BY, THROUGH AND/OR UNDER SUCH OBLIGOR INCLUDING, BUT NOT LIMITED TO, ALL OF SUCH OBLIGOR’S PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN, JOINTLY AND SEVERALLY, AS THE “OBLIGOR GROUP RELEASORS”) HEREBY UNCONDITIONALLY REMISES, RELEASES, ACQUITS AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND LENDER AND ALL OF THEIR RESPECTIVE PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS, MEMBERS, MANAGERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, PARENT CORPORATIONS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS, AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN AS THE “LENDER GROUP RELEASEES”) OF, FROM AND WITH RESPECT TO ANY AND ALL GRIEVANCES, DISPUTES, MANNER OF ACTIONS, CAUSES OF ACTION, SUITS, OBLIGATIONS, LIABILITIES, LOSSES, DEBTS, DAMAGES, DUES, SUMS OF MONEY, ACCOUNTS, RECKONINGS, CONTROVERSIES, AGREEMENTS, CLAIMS,
LIMITED CONSENT AND FIFTH OMNIBUS AMENDMENT AGREEMENT – Page 176

DEMANDS, COUNTERCLAIMS AND CROSSCLAIMS, INCLUDING, BUT NOT LIMITED TO ALL CLAIMS AND CAUSES OF ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT AND THE LOAN DOCUMENTS AND/OR ALL TRANSACTIONS RELATED THERETO, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, DIRECT, INDIRECT OR CONTINGENT, ARISING IN LAW OR EQUITY, WHICH OBLIGOR GROUP RELEASORS (OR ANY OF THEM) EVER HAD, NOW HAVE, OR MAY EVER HAVE AGAINST ANY ONE OR MORE OF LENDER GROUP RELEASEES, FROM THE BEGINNING OF TIME THROUGH THE EFFECTIVE DATE.
ARTICLE V - MISCELLANEOUS
5.1    Integration. This Agreement supersedes all oral negotiations and prior and other writings with respect to the subject matter hereof, and is intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in this Agreement, except that the Loan Agreement and the other Loan Documents remain valid and enforceable. Except as expressly modified pursuant hereto, no other changes or modifications to the Loan Agreement or any other Loan Document are intended or implied by this Agreement, and in all other respects the Loan Agreement and the other Loan Documents hereby are ratified, reaffirmed and confirmed by all parties hereto as of the Effective Date. To the extent of any conflict between the terms of this Agreement, the Loan Agreement, and other Loan Documents, the terms of this Agreement shall govern and control. This Agreement shall constitute a Loan Document for purposes of the Loan Agreement. NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER HAS MADE ANY COMMITMENT, EXPRESS OR IMPLIED, AND HAS NO OBLIGATION TO ENTER INTO ANY FURTHER AGREEMENT TO DEFER THE MATURITY DATE OR TO PROVIDE ANY OTHER CONSENT, WAIVER OR ACCOMMODATION IN FAVOR OF OBLIGORS.
5.2    Cooperation; Other Documents. At all times following the execution of this Agreement, Obligors shall execute and deliver to the Administrative Agent, or shall cause to be executed and delivered to Administrative Agent and shall do or cause to be done all such other acts and things as the Administrative Agent deems to be necessary or desirable to assure the Administrative Agent of the benefit of this Agreement and the documents comprising or relating to this Agreement.
5.3    Written Agreement Contemplated by PNL. This Agreement is a written agreement as contemplated by the PNL.
5.4    Amendment and Waiver. No amendment of this Agreement, and no waiver, discharge or termination of any one or more of the provisions thereof, shall be effective unless set forth in writing and signed by all of the parties hereto.
5.5    Severability. If any provision of this Agreement shall be held invalid under any applicable law, such invalidity shall not affect any other provision of this Agreement that can be given effect without such invalid provision.
5.6    Successors and Assigns. This Agreement (a) shall be binding upon the parties hereto, thereto and upon their respective successors or assigns, and (b) shall inure to the benefit of the parties hereto, thereto and their respective successors or assigns; provided, however, that Obligors may not assign or delegate any rights hereunder or thereunder or any interest herein or therein without obtaining the prior written consent of the Administrative Agent, as applicable, and any such assignment or attempted assignment shall be void and of no effect.
LIMITED CONSENT AND FIFTH OMNIBUS AMENDMENT AGREEMENT – Page 177

5.7    Counterparts; Effectiveness. This Agreement may be executed by electronic signatures and in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. This Agreement shall be deemed to have been executed and delivered when the Administrative Agent has received electronic counterparts hereof executed by all parties listed on the signature pages hereto.
5.8    Notices.5.9     Any notices or other communications sent or transmitted pursuant to this Agreement by any of Obligors to Administrative Agent shall be by electronic email sent to notices@acorecapital.com and to Kimberly May at kmay@acorecapital.com.
5.9     Singular/Plural.5.10     Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.
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LIMITED CONSENT AND FIFTH OMNIBUS AMENDMENT AGREEMENT – Page 178

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the Effective Date.

MORTGAGE BORROWER:

CP TOWER OWNER, LLC,
a Delaware limited liability company
By:    CP Equity Owner, LLC, its sole member
By:    NREO Special Purpose, LLC, its sole member
By:    NexPoint Real Estate Opportunities, LLC, its sole member
By:    NexPoint Diversified Real Estate Trust, its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    President
CP LAND OWNER, LLC,
a Delaware limited liability company
By:    CP Equity Land Owner, LLC, its sole member
By:    NexPoint Real Estate Partners, LLC, its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    Manager

[Signatures Continued on Next Page]

LIMITED CONSENT AND FIFTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

MEZZANINE BORROWER:

CP EQUITY OWNER, LLC,
a Delaware limited liability company
By:    NREO Special Purpose, LLC,
    its sole member
By:    NexPoint Real Estate Opportunities, LLC,     its sole member
By:    NexPoint Diversified Real Estate Trust,
    its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    President

CP EQUITY LAND OWNER, LLC,
a Delaware limited liability company
By:    NexPoint Real Estate Partners, LLC,
    its sole member

By: /s/ James Dondero
Name:    James Dondero
Title: Manager

LIMITED CONSENT AND FIFTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

GUARANTOR:

NEXPOINT DIVERSIFIED REAL ESTATE TRUST,
a Delaware statutory trust

By:     /s/ James Dondero
    Name:    James Dondero
    Title:    President and Principal Executed Officer

NEXPOINT REAL ESTATE PARTNERS, LLC,
a Delaware limited liability company

By: /s/ James Dondero
Name:    James Dondero
Title:    Manager

LIMITED CONSENT AND FIFTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

ADMINISTRATIVE AGENT:

ACORE CAPITAL MORTGAGE, LP,
a Delaware limited partnership, in its capacity as administrative agent for and on behalf of the Lenders
By:    ACORE Capital Mortgage GP, LLC,
a Delaware limited liability company,
its general partner

By: /s/ Kimberly May
Name:    Kimberly May
Title:    Authorized Signatory

LIMITED CONSENT AND FIFTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

INITIAL LENDERS:

DELPHI CRE FUNDING LLC,
a Delaware limited liability company
By    ACORE Capital Mortgage, LP,
a Delaware limited partnership,
its authorized agent
By:    ACORE Capital Mortgage GP, LLC, a Delaware limited liability company, its general partner

By:     /s/ Kimberly May
Name:    Kimberly May
Title:    Authorized Signatory

AC IV CA MORTGAGE LLC, a Delaware limited liability company By ACORE CREDIT IV REIT, INC., a Maryland corporation, its sole member By: /s/ Kimberly May Name: Kimberly May Title: Authorized Signatory d.
LIMITED CONSENT AND FIFTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

SCHEDULE 1

ADDITIONAL AFFIRMATIVE COVENANTS

Notwithstanding the anything set forth in this Agreement to the contrary, Borrower shall perform all of the below covenants, each of which is a “Deferred Maturity Date Covenant”:

1.    Continue to comply with all covenants under the Loan Agreement, except as specifically modified pursuant to this Agreement. For avoidance of doubt, except as expressly set forth in this Agreement, this Agreement does not modify or suspend any requirement under any Loan Document to pay any carrying costs associated with the Property, including, without limitation, any (a) real estate taxes, (b) insurance premiums for the Required Policies, and (c) any amounts due under the Master Lease.
SCHEDULE 1, Additional Affirmative Covenants – Solo Page

SCHEDULE 2

ADDITIONAL LOAN DOCUMENT MODIFICATIONS

1.    The term “Event of Default” as used in each Loan Agreement shall be expanded to include Borrower’s breach of any of its covenants under this Agreement, including, without limitation, any Deferred Maturity Date Covenant. For the avoidance of doubt, Administrative Agent shall not be required to provide Obligors with notice of any such Event(s) of Default stemming from any breach of any Deferred Maturity Date Covenant or other obligation of Obligors set forth in this Agreement.

SCHEDULE 2, Additional Loan Document Modifications – Solo Page

LIMITED CONSENT AND SIXTH OMNIBUS AMENDMENT AGREEMENT
This Limited Consent and Sixth Omnibus Amendment Agreement (this “Agreement”), dated as of June 8, 2022 (the “Effective Date”), is made and entered into by and among (i) CP TOWER OWNER, LLC, a Delaware limited liability company (“CP Tower Mortgage Borrower”), and CP LAND OWNER, LLC, a Delaware limited liability company (“CP Land Mortgage Borrower,” and together with CP Tower Mortgage Borrower, collectively, “Mortgage Borrower”), (ii) CP EQUITY OWNER, LLC, a Delaware limited liability company, and CP EQUITY LAND OWNER, LLC, a Delaware limited liability company (collectively, “Mezzanine Borrower”, and together with the Mortgage Borrower, collectively, the “Borrower”), (iii) NEXPOINT DIVERSIFIED REAL ESTATE TRUST f/k/a NEXPOINT STRATEGIC OPPORTUNITIES FUND, a Delaware statutory trust, and NEXPOINT REAL ESTATE PARTNERS, LLC, a Delaware limited liability company (formerly known as HCRE PARTNERS, LLC, a Delaware limited liability company) (collectively, “Guarantor,” and together with Borrower, the “Obligors”), (iv) DELPHI CRE FUNDING LLC, a Delaware limited liability company, and AC IV CA MORTGAGE LLC, a Delaware limited liability company (collectively, the “Initial Lenders,” and together with the other Lenders from time to time party to the Loan Agreement (defined below), and their respective successors and assigns and participants, “Lender”), and (v) ACORE CAPITAL MORTGAGE, LP, a Delaware limited partnership, as administrative agent for and on behalf of Lender (in such capacity, together with its successors and assigns, the “Administrative Agent”).
BACKGROUND
A.    Mortgage Borrower, Administrative Agent, and the Initial Lenders are parties to that certain Loan Agreement dated as of August 15, 2018 (the “Original Mortgage Loan Agreement”), pursuant to which the Lender made a loan (the “Mortgage Loan”) to Mortgage Borrower in the original principal amount of $153,683,400.00, which Mortgage Loan is evidenced by the Mortgage Loan Agreement and the other Loan Documents (as defined in the Mortgage Loan Agreement), which Original Mortgage Loan Agreement was thereafter amended by that certain Limited Consent and Omnibus Amendment Agreement dated as of November 10, 2020, but effective as of September 8, 2020, by and between Mortgage Borrower, Administrative Agent, and the Initial Lenders (the “First Limited Consent”), which Original Mortgage Loan Agreement was thereafter further amended by that certain Limited Consent and Second Omnibus Amendment Agreement dated as of February 1, 2021, but effective as of December 30, 2020, by and between Mortgage Borrower, Administrative Agent, and the Initial Lenders (the “Second Limited Consent”), which Original Loan Agreement was thereafter further amended by that certain Limited Consent and Third Omnibus Amendment Agreement dated as of March 19, 2021, by and between Mortgage Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Third Limited Consent”), which Original Loan Agreement was thereafter further amended by that certain Fourth Amendment to Loan Agreement dated as of September 8, 2021, by and between Mortgage Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Fourth Mortgage Loan Amendment”), which Original Loan Agreement was thereafter further amended by that certain Limited Consent and Fifth Omnibus Amendment Agreement dated as of March 8, 2021, by and between Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Fifth Limited Consent”, and together with the Original Mortgage Loan Agreement, the First Limited Consent, the Second Limited Consent, the Third Limited Consent, and the Fourth Mortgage Loan Amendment, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Mortgage Loan Agreement”).
    B.    Mezzanine Borrower, Administrative Agent, and the Initial Lenders are parties to that certain Mezzanine Loan Agreement dated as of August 15, 2018 (the “Original Mezzanine Loan Agreement”), pursuant to which the Lender made a loan (the “Mezzanine Loan”, and collectively, with the Mortgage Loan, the “Loan”) to Mezzanine Borrower in the original
LIMITED CONSENT AND SIXTH OMNIBUS AMENDMENT AGREEMENT – Page 186

principal amount of $3,940,600.00, which Mezzanine Loan is evidenced by the Mezzanine Loan Agreement and the other Loan Documents (as defined in the Mezzanine Loan Agreement), which Original Mezzanine Loan was thereafter amended by the First Limited Consent, the Second Limited Consent, the Third Limited Consent, that certain Fourth Amendment to Mezzanine Loan Agreement dated as of September 8, 2021, by and between Mezzanine Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Fourth Mezzanine Loan Amendment”), and the Fifth Limited Consent (such First Limited Consent, Second Limited Consent, Third Limited Consent, Fourth Mezzanine Loan Amendment, Fifth Limited Consent, together with the Original Mezzanine Loan Agreement, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Mezzanine Loan Agreement,” and together with the Mortgage Loan Agreement, as and where applicable, the “Loan Agreement”). All capitalized terms that are used without being defined herein shall have the meanings given to such terms in the Loan Agreement.
C.    Guarantor executed (a) in connection with the Mortgage Loan, each of that certain Guaranty of Recourse Obligations, Completion Guaranty, Guaranty of Required Equity, Required Pay Down and Master Lease, each dated as of August 15, 2018 (collectively, the “Mortgage Loan Guaranties”), and (b) in connection with the Mezzanine Loan, each of that certain Mezzanine Guaranty of Recourse Obligations, Mezzanine Completion Guaranty, Mezzanine Guaranty of Required Equity, Required Pay Down and Master Lease, each dated as of August 15, 2018 (collectively, the “Mezzanine Loan Guaranties,” and together with the Mortgage Loan Guaranties, collectively, the “Guaranty”).
D.    Borrower has requested a deferral of the Maturity Date occurring on the Payment Date in June, 2022, under and pursuant to (and as defined in) each of the Mortgage Loan Agreement and the Mezzanine Loan Agreement.
E.    Administrative Agent is willing to provide its limited consent to defer the Maturity Date under and pursuant to (and as defined in) each of the Mortgage Loan Agreement and the Mezzanine Loan Agreement, subject to the terms and conditions of this Agreement, including the amendments of the Loan Documents as set forth herein (provided that, for purposes of this Agreement, the use of “Maturity Date” shall mean each of or either of the “Maturity Date” under and as defined in the Mortgage Loan Agreement and the “Maturity Date” under and as defined in the Mezzanine Loan Agreement).
F.    Administrative Agent and Obligors have executed a Reservation of Rights and Pre-Negotiation Letter (“PNL”) dated September 18, 2020, but effective as of November 10, 2020, in connection with the Loan.
NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained and incorporating the above Background by reference herein, Obligors, Administrative Agent, and Lender, intending to be legally bound hereby, agree as follows:
ARTICLE I
LIMITED CONSENT
1.1    Limited Consent. Upon satisfaction of the conditions set forth in this Agreement, Administrative Agent hereby consents to the deferral of the Maturity Date as set forth herein. The consent contained in this Section 1.1 is a one-time limited consent and (a) shall only be relied upon and used solely for the specific purposes set forth herein, (b) shall not constitute nor be deemed to constitute a waiver of (1) any Default or Event of Default, or (2) any other term or condition of the Loan Agreement and the other Loan Documents, (c) shall not constitute nor be deemed to constitute a consent by Administrative Agent to, or a waiver by Administrative Agent of, anything other than as expressly set forth herein, and (d) shall not constitute a custom or
LIMITED CONSENT AND SIXTH OMNIBUS AMENDMENT AGREEMENT – Page 187

course of dealing among the parties hereto. Upon the failure by any Obligor whatsoever to perform any obligation or condition in this Agreement (beyond any applicable notice and cure period, if any), Obligors shall immediately and automatically (without any notice or demand from Administrative Agent) cease to be entitled to any privileges set forth in this Agreement and Administrative Agent shall have the right to pursue all rights and remedies hereunder, and under the Loan Documents and/or applicable law and equity, as if no such privileges were ever provided (such that an Event of Default shall be deemed to exist as of the date upon which Obligors were first provided with such privileges hereunder (i.e., as of September 8, 2020) (the “Deferral Commencement Date”), and such rights and remedies shall include, without limitation, charging interest at the Default Rate retroactively from and after the Deferral Commencement Date).
1.2    Deferral of Maturity Date. Borrower acknowledges and agrees that it has not satisfied the Extension Conditions (under and as defined in each of the Mortgage Loan Agreement and the Mezzanine Loan Agreement). Notwithstanding anything to the contrary in the Loan Agreement, and subject to the terms and conditions of this Agreement, and without waiving any of the Borrower’s obligations in the Loan Documents except as expressly set forth herein, Administrative Agent hereby agrees to defer of the Maturity Date occurring on the Payment Date in June, 2022 (the “June 2022 Maturity Date”), until no later than the Payment Date in July, 2022 (the “Deferred Maturity Date”). Notwithstanding anything to the contrary in the Loan Agreement, Borrower shall not otherwise be required as of the June 2022 Maturity Date to either (i) extend or maintain an Interest Rate Cap Agreement or (ii) achieve a Debt Yield of at least nine percent (9.0%), in each case, as a condition to Administrative Agent’s agreement to defer the June 2022 Maturity Date. In Administrative Agent’s sole and absolute discretion, Administrative Agent may agree, upon the prior written request from Borrower, and subject to terms and conditions in Administrative Agent’s sole and absolute discretion, further defer the Deferred Maturity Date until no later than the Payment Date in August, 2022.
1.3    Amendments to Loan Documents.
(a)     Obligors acknowledge and agree that Section 5.1 of each Loan Agreement (Affirmative Covenants) is hereby amended to insert all of the covenants set forth in Schedule 1 to this Agreement as additional affirmative covenants under such section.
(b)     Obligors acknowledge and agree that the Loan Documents are further amended as set forth in Schedule 2 to this Agreement.
ARTICLE II - CONDITIONS PRECEDENT
The effectiveness of this Agreement and Administrative Agent’s obligations hereunder are conditioned upon the fulfillment by Obligors of all of the following conditions precedent, in addition to Obligors’ compliance with all other obligations set forth in this Agreement:
2.1     Documents to be Delivered to Administrative Agent. Obligors shall deliver, or cause to be delivered to Administrative Agent, all of the following:
(a)     this Agreement in form and substance satisfactory to Administrative Agent, duly executed by all of Obligors; and
(b)    such other Obligor-related or Property-related information and/or documentation as may be required by Administrative Agent in its sole discretion.
2.2    Liability for Payment of Fees and Expenses; Indemnification for Losses5.    .
Borrower must pay Administrative Agent on the Effective Date all out-of-pocket costs and
LIMITED CONSENT AND SIXTH OMNIBUS AMENDMENT AGREEMENT – Page 188

expenses, including, without limitation, all costs and expenses of outside legal counsel, incurred by Administrative Agent in conjunction with the preparation, negotiation, and closing of this Agreement. Additionally, Borrower shall pay all fees, costs, expenses and penalties, if any, to the extent charged by any third parties.
2.3    Administrative Agent Processing Fee. Additionally, Obligors shall pay to Administrative Agent by the Effective Date a processing fee in the amount of $2,500.00 in connection with the negotiation and execution of this Agreement.
ARTICLE III - REPRESENTATIONS AND WARRANTIES
To induce Administrative Agent, for and on behalf of Lender, to enter into this Agreement and as consideration for the terms and conditions contained herein, Obligors make the following representations and warranties, each and all of which shall survive the execution and delivery of this Agreement and all of the other documents executed in connection herewith:
3.1    Approvals and Authority from Third Parties. Obligors have obtained the necessary approvals and authorizations from all applicable third-parties to execute this Agreement, including, without limitation, any and all franchisors, management companies, governmental authorities, ground lessors, and labor unions, as and to the extent applicable to Obligors and the Property.
3.2    Exclusive and First Priority Perfected Lien. Administrative Agent has, as of the Effective Date, and shall continue to have, until all of the Obligations are paid and satisfied in full, first priority, valid perfected liens upon and security interests in all of the collateral under the Loan Documents to secure the payment and performance of all of the Obligations.
3.3     No Untrue or Misleading Statements. Neither this Agreement nor any other document executed in connection herewith contains any untrue statement of a material fact or omits any material fact necessary in order to make the statement made, in light of the circumstances under which it was made, accurate in all material respects.
ARTICLE IV - RELEASE BY OBLIGORS
EACH OBLIGOR, FOR AND ON BEHALF OF SUCH OBLIGOR AND ALL PERSONS AND/OR ENTITIES CLAIMING BY, THROUGH AND/OR UNDER SUCH OBLIGOR INCLUDING, BUT NOT LIMITED TO, ALL OF SUCH OBLIGOR’S PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN, JOINTLY AND SEVERALLY, AS THE “OBLIGOR GROUP RELEASORS”) HEREBY UNCONDITIONALLY REMISES, RELEASES, ACQUITS AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND LENDER AND ALL OF THEIR RESPECTIVE PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS, MEMBERS, MANAGERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, PARENT CORPORATIONS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS, AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN AS THE “LENDER GROUP RELEASEES”) OF, FROM AND WITH RESPECT TO ANY AND ALL GRIEVANCES, DISPUTES, MANNER OF ACTIONS, CAUSES OF ACTION, SUITS, OBLIGATIONS, LIABILITIES, LOSSES, DEBTS, DAMAGES, DUES, SUMS OF MONEY, ACCOUNTS, RECKONINGS, CONTROVERSIES, AGREEMENTS, CLAIMS, DEMANDS, COUNTERCLAIMS AND CROSSCLAIMS, INCLUDING, BUT NOT LIMITED TO ALL CLAIMS AND CAUSES OF ACTION ARISING OUT OF OR
LIMITED CONSENT AND SIXTH OMNIBUS AMENDMENT AGREEMENT – Page 189

RELATED TO THIS AGREEMENT AND THE LOAN DOCUMENTS AND/OR ALL TRANSACTIONS RELATED THERETO, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, DIRECT, INDIRECT OR CONTINGENT, ARISING IN LAW OR EQUITY, WHICH OBLIGOR GROUP RELEASORS (OR ANY OF THEM) EVER HAD, NOW HAVE, OR MAY EVER HAVE AGAINST ANY ONE OR MORE OF LENDER GROUP RELEASEES, FROM THE BEGINNING OF TIME THROUGH THE EFFECTIVE DATE.
ARTICLE V - MISCELLANEOUS
5.1    Integration. This Agreement supersedes all oral negotiations and prior and other writings with respect to the subject matter hereof, and is intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in this Agreement, except that the Loan Agreement and the other Loan Documents remain valid and enforceable. Except as expressly modified pursuant hereto, no other changes or modifications to the Loan Agreement or any other Loan Document are intended or implied by this Agreement, and in all other respects the Loan Agreement and the other Loan Documents hereby are ratified, reaffirmed and confirmed by all parties hereto as of the Effective Date. To the extent of any conflict between the terms of this Agreement, the Loan Agreement, and other Loan Documents, the terms of this Agreement shall govern and control. This Agreement shall constitute a Loan Document for purposes of the Loan Agreement. NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER HAS MADE ANY COMMITMENT, EXPRESS OR IMPLIED, AND HAS NO OBLIGATION TO ENTER INTO ANY FURTHER AGREEMENT TO DEFER THE MATURITY DATE OR TO PROVIDE ANY OTHER CONSENT, WAIVER OR ACCOMMODATION IN FAVOR OF OBLIGORS.
5.2     Cooperation; Other Documents. At all times following the execution of this Agreement, Obligors shall execute and deliver to the Administrative Agent, or shall cause to be executed and delivered to Administrative Agent and shall do or cause to be done all such other acts and things as the Administrative Agent deems to be necessary or desirable to assure the Administrative Agent of the benefit of this Agreement and the documents comprising or relating to this Agreement.
5.3     Written Agreement Contemplated by PNL. This Agreement is a written agreement as contemplated by the PNL.
5.4     Amendment and Waiver. No amendment of this Agreement, and no waiver, discharge or termination of any one or more of the provisions thereof, shall be effective unless set forth in writing and signed by all of the parties hereto.
5.5     Severability. If any provision of this Agreement shall be held invalid under any applicable law, such invalidity shall not affect any other provision of this Agreement that can be given effect without such invalid provision.
5.6     Successors and Assigns. This Agreement (a) shall be binding upon the parties hereto, thereto and upon their respective successors or assigns, and (b) shall inure to the benefit of the parties hereto, thereto and their respective successors or assigns; provided, however, that Obligors may not assign or delegate any rights hereunder or thereunder or any interest herein or therein without obtaining the prior written consent of the Administrative Agent, as applicable, and any such assignment or attempted assignment shall be void and of no effect.
5.7     Counterparts; Effectiveness. This Agreement may be executed by electronic signatures and in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. This Agreement shall be
LIMITED CONSENT AND SIXTH OMNIBUS AMENDMENT AGREEMENT – Page 190

deemed to have been executed and delivered when the Administrative Agent has received electronic counterparts hereof executed by all parties listed on the signature pages hereto.
5.8     Notices.1.1.2     Any notices or other communications sent or transmitted pursuant to this Agreement by any of Obligors to Administrative Agent shall be by electronic email sent to notices@acorecapital.com and to Kimberly May at kmay@acorecapital.com.
5.9     Singular/Plural.1.1.3     Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

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LIMITED CONSENT AND SIXTH OMNIBUS AMENDMENT AGREEMENT – Page 191

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the Effective Date.

MORTGAGE BORROWER:

CP TOWER OWNER, LLC,
a Delaware limited liability company
By:    CP Equity Owner, LLC, its sole member
By:    NREO Special Purpose, LLC, its sole member
By:    NexPoint Real Estate Opportunities, LLC, its sole member
By:    NexPoint Diversified Real Estate Trust, its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    President
CP LAND OWNER, LLC,
a Delaware limited liability company
By:    CP Equity Land Owner, LLC, its sole member
By:    NexPoint Real Estate Partners, LLC, its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    Manager

[Signatures Continued on Next Page]

LIMITED CONSENT AND SIXTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

MEZZANINE BORROWER:

CP EQUITY OWNER, LLC,
a Delaware limited liability company
By:    NREO Special Purpose, LLC,
    its sole member
By:    NexPoint Real Estate Opportunities, LLC,     its sole member
By:    NexPoint Diversified Real Estate Trust,
    its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    President

CP EQUITY LAND OWNER, LLC,
a Delaware limited liability company
By:    NexPoint Real Estate Partners, LLC,
    its sole member

By: /s/ James Dondero
Name:    James Dondero
Title: Manager

LIMITED CONSENT AND SIXTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

GUARANTOR:

NEXPOINT DIVERSIFIED REAL ESTATE TRUST,
a Delaware statutory trust

By:     /s/ James Dondero
    Name:    James Dondero
    Title:    President and Principal Executed Officer

NEXPOINT REAL ESTATE PARTNERS, LLC,
a Delaware limited liability company

By: /s/ James Dondero
Name:     James Dondero
Title:     Manager

LIMITED CONSENT AND SIXTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

ADMINISTRATIVE AGENT:

ACORE CAPITAL MORTGAGE, LP,
a Delaware limited partnership, in its capacity as administrative agent for and on behalf of the Lenders
By:    ACORE Capital Mortgage GP, LLC,
a Delaware limited liability company,
its general partner

By: /s/ Kimberly May
Name:    Kimberly May
Title:    Authorized Signatory

LIMITED CONSENT AND SIXTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

INITIAL LENDERS:

DELPHI CRE FUNDING LLC,
a Delaware limited liability company
By    ACORE Capital Mortgage, LP,
a Delaware limited partnership,
its authorized agent
By:    ACORE Capital Mortgage GP, LLC, a Delaware limited liability company, its general partner

By:     /s/ Kimberly May
   Name: Kimberly May
Title:    Authorized Signatory

AC IV CA MORTGAGE LLC, a Delaware limited liability company By ACORE CREDIT IV REIT, INC., a Maryland corporation, its sole member By: /s/ Kimberly May Name: Kimberly May Title: Authorized Signatory a.
LIMITED CONSENT AND SIXTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

SCHEDULE 1

ADDITIONAL AFFIRMATIVE COVENANTS

Notwithstanding the anything set forth in this Agreement to the contrary, Borrower shall perform all of the below covenants, each of which is a “Deferred Maturity Date Covenant”:

1.    Continue to comply with all covenants under the Loan Agreement, except as specifically modified pursuant to this Agreement. For avoidance of doubt, except as expressly set forth in this Agreement, this Agreement does not modify or suspend any requirement under any Loan Document to pay any carrying costs associated with the Property, including, without limitation, any (a) real estate taxes, (b) insurance premiums for the Required Policies, and (c) any amounts due under the Master Lease.
SCHEDULE 1, Additional Affirmative Covenants – Solo Page

SCHEDULE 2

ADDITIONAL LOAN DOCUMENT MODIFICATIONS

1. The term “Event of Default” as used in each Loan Agreement shall be expanded to include Borrower’s breach of any of its covenants under this Agreement, including, without limitation, any Deferred Maturity Date Covenant. For the avoidance of doubt, Administrative Agent shall not be required to provide Obligors with notice of any such Event(s) of Default stemming from any breach of any Deferred Maturity Date Covenant or other obligation of Obligors set forth in this Agreement.

SCHEDULE 2, Additional Loan Document Modifications – Solo Page

LIMITED CONSENT AND SEVENTH OMNIBUS AMENDMENT AGREEMENT
This Limited Consent and Seventh Omnibus Amendment Agreement (this “Agreement”), dated as of August 8, 2022 (the “Effective Date”), is made and entered into by and among (i) CP TOWER OWNER, LLC, a Delaware limited liability company (“CP Tower Mortgage Borrower”), and CP LAND OWNER, LLC, a Delaware limited liability company (“CP Land Mortgage Borrower,” and together with CP Tower Mortgage Borrower, collectively, “Mortgage Borrower”), (ii) CP EQUITY OWNER, LLC, a Delaware limited liability company, and CP EQUITY LAND OWNER, LLC, a Delaware limited liability company (collectively, “Mezzanine Borrower”, and together with the Mortgage Borrower, collectively, the “Borrower”), (iii) NEXPOINT DIVERSIFIED REAL ESTATE TRUST f/k/a NEXPOINT STRATEGIC OPPORTUNITIES FUND, a Delaware statutory trust, and NEXPOINT REAL ESTATE PARTNERS, LLC, a Delaware limited liability company (formerly known as HCRE PARTNERS, LLC, a Delaware limited liability company) (collectively, “Guarantor,” and together with Borrower, the “Obligors”), (iv) DELPHI CRE FUNDING LLC, a Delaware limited liability company, and AC IV CA MORTGAGE LLC, a Delaware limited liability company (collectively, the “Initial Lenders,” and together with the other Lenders from time to time party to the Loan Agreement (defined below), and their respective successors and assigns and participants, “Lender”), and (v) ACORE CAPITAL MORTGAGE, LP, a Delaware limited partnership, as administrative agent for and on behalf of Lender (in such capacity, together with its successors and assigns, the “Administrative Agent”).
BACKGROUND
A.    Mortgage Borrower, Administrative Agent, and the Initial Lenders are parties to that certain Loan Agreement dated as of August 15, 2018 (the “Original Mortgage Loan Agreement”), pursuant to which the Lender made a loan (the “Mortgage Loan”) to Mortgage Borrower in the original principal amount of $153,683,400.00, which Mortgage Loan is evidenced by the Mortgage Loan Agreement and the other Loan Documents (as defined in the Mortgage Loan Agreement), which Original Mortgage Loan Agreement was thereafter amended by that certain Limited Consent and Omnibus Amendment Agreement dated as of November 10, 2020, but effective as of September 8, 2020, by and between Mortgage Borrower, Administrative Agent, and the Initial Lenders (the “First Limited Consent”), which Original Mortgage Loan Agreement was thereafter further amended by that certain Limited Consent and Second Omnibus Amendment Agreement dated as of February 1, 2021, but effective as of December 30, 2020, by and between Mortgage Borrower, Administrative Agent, and the Initial Lenders (the “Second Limited Consent”), which Original Loan Agreement was thereafter further amended by that certain Limited Consent and Third Omnibus Amendment Agreement dated as of March 19, 2021, by and between Mortgage Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Third Limited Consent”), which Original Loan Agreement was thereafter further amended by that certain Fourth Amendment to Loan Agreement dated as of September 8, 2021, by and between Mortgage Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Fourth Mortgage Loan Amendment”), which Original Loan Agreement was thereafter further amended by that certain Limited Consent and Fifth Omnibus Amendment Agreement dated as of March 8, 2021, by and between Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Fifth Limited Consent”), which Original Loan Agreement was thereafter further amended by that certain Limited Consent and Sixth Omnibus Amendment Agreement dated as of June 8, 2022, by and between Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Sixth Limited Consent”, and together with the Original Mortgage Loan Agreement, the First Limited Consent, the Second Limited Consent, the Third Limited Consent, the Fourth Mortgage Loan Amendment and the Fifth Limited Consent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Mortgage Loan Agreement”).
LIMITED CONSENT AND SEVENTH OMNIBUS AMENDMENT AGREEMENT – Page 199

    B.    Mezzanine Borrower, Administrative Agent, and the Initial Lenders are parties to that certain Mezzanine Loan Agreement dated as of August 15, 2018 (the “Original Mezzanine Loan Agreement”), pursuant to which the Lender made a loan (the “Mezzanine Loan”, and collectively, with the Mortgage Loan, the “Loan”) to Mezzanine Borrower in the original principal amount of $3,940,600.00, which Mezzanine Loan is evidenced by the Mezzanine Loan Agreement and the other Loan Documents (as defined in the Mezzanine Loan Agreement), which Original Mezzanine Loan was thereafter amended by the First Limited Consent, the Second Limited Consent, the Third Limited Consent, that certain Fourth Amendment to Mezzanine Loan Agreement dated as of September 8, 2021, by and between Mezzanine Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Fourth Mezzanine Loan Amendment”), the Fifth Limited Consent and the Sixth Limited Consent (such First Limited Consent, Second Limited Consent, Third Limited Consent, Fourth Mezzanine Loan Amendment, Fifth Limited Consent, Sixth Limited Consent, together with the Original Mezzanine Loan Agreement, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Mezzanine Loan Agreement,” and together with the Mortgage Loan Agreement, as and where applicable, the “Loan Agreement”). All capitalized terms that are used without being defined herein shall have the meanings given to such terms in the Loan Agreement.
C.    Guarantor executed (a) in connection with the Mortgage Loan, each of that certain Guaranty of Recourse Obligations, Completion Guaranty, Guaranty of Required Equity, Required Pay Down and Master Lease, each dated as of August 15, 2018 (collectively, the “Mortgage Loan Guaranties”), and (b) in connection with the Mezzanine Loan, each of that certain Mezzanine Guaranty of Recourse Obligations, Mezzanine Completion Guaranty, Mezzanine Guaranty of Required Equity, Required Pay Down and Master Lease, each dated as of August 15, 2018 (collectively, the “Mezzanine Loan Guaranties,” and together with the Mortgage Loan Guaranties, collectively, the “Guaranty”).
D.    Borrower has requested a deferral of the Maturity Date occurring on the Payment Date in August, 2022, under and pursuant to (and as defined in) each of the Mortgage Loan Agreement and the Mezzanine Loan Agreement.
E.    Administrative Agent is willing to provide its limited consent to defer the Maturity Date under and pursuant to (and as defined in) each of the Mortgage Loan Agreement and the Mezzanine Loan Agreement, subject to the terms and conditions of this Agreement, including the amendments of the Loan Documents as set forth herein (provided that, for purposes of this Agreement, the use of “Maturity Date” shall mean each of or either of the “Maturity Date” under and as defined in the Mortgage Loan Agreement and the “Maturity Date” under and as defined in the Mezzanine Loan Agreement).
F.    Administrative Agent and Obligors have executed a Reservation of Rights and Pre-Negotiation Letter (“PNL”) dated September 18, 2020, but effective as of November 10, 2020, in connection with the Loan.
NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained and incorporating the above Background by reference herein, Obligors, Administrative Agent, and Lender, intending to be legally bound hereby, agree as follows:
ARTICLE I
LIMITED CONSENT
1.1     Limited Consent. Upon satisfaction of the conditions set forth in this Agreement, Administrative Agent hereby consents to the deferral of the Maturity Date as set forth herein. The consent contained in this Section 1.1 is a one-time limited consent and (a) shall only be
LIMITED CONSENT AND SEVENTH OMNIBUS AMENDMENT AGREEMENT – Page 200

relied upon and used solely for the specific purposes set forth herein, (b) shall not constitute nor be deemed to constitute a waiver of (1) any Default or Event of Default, or (2) any other term or condition of the Loan Agreement and the other Loan Documents, (c) shall not constitute nor be deemed to constitute a consent by Administrative Agent to, or a waiver by Administrative Agent of, anything other than as expressly set forth herein, and (d) shall not constitute a custom or course of dealing among the parties hereto. Upon the failure by any Obligor whatsoever to perform any obligation or condition in this Agreement (beyond any applicable notice and cure period, if any), Obligors shall immediately and automatically (without any notice or demand from Administrative Agent) cease to be entitled to any privileges set forth in this Agreement and Administrative Agent shall have the right to pursue all rights and remedies hereunder, and under the Loan Documents and/or applicable law and equity, as if no such privileges were ever provided (such that an Event of Default shall be deemed to exist as of the date upon which Obligors were first provided with such privileges hereunder (i.e., as of September 8, 2020) (the “Deferral Commencement Date”), and such rights and remedies shall include, without limitation, charging interest at the Default Rate retroactively from and after the Deferral Commencement Date).
1.2     Deferral of Maturity Date. Borrower acknowledges and agrees that it has not satisfied the Extension Conditions (under and as defined in each of the Mortgage Loan Agreement and the Mezzanine Loan Agreement). Notwithstanding anything to the contrary in the Loan Agreement, and subject to the terms and conditions of this Agreement, and without waiving any of the Borrower’s obligations in the Loan Documents except as expressly set forth herein, Administrative Agent hereby agrees to defer of the Maturity Date occurring on the Payment Date in August, 2022 (the “August 2022 Maturity Date”), until no later than the Payment Date in November, 2022 (the “Deferred Maturity Date”). Notwithstanding anything to the contrary in the Loan Agreement, Borrower shall not otherwise be required as of the August 2022 Maturity Date to either (i) extend or maintain an Interest Rate Cap Agreement or (ii) achieve a Debt Yield of at least ten percent (10.0%), in each case, as a condition to Administrative Agent’s agreement to defer the August 2022 Maturity Date. If, and solely to the extent that, as of the Deferred Maturity Date, Borrower shall have satisfied all of the Extension Conditions, Borrower shall retain the right to extend the term of the Loan from the Payment Date in November, 2022 until no later than the Payment Date in September, 2023.
1.3     Amendments to Loan Documents.
(a)    Obligors acknowledge and agree that Section 5.1 of each Loan Agreement (Affirmative Covenants) is hereby amended to insert all of the covenants set forth in Schedule 1 to this Agreement as additional affirmative covenants under such section.
(b)    Obligors acknowledge and agree that the Loan Documents are further amended as set forth in Schedule 2 to this Agreement.

ARTICLE II - CONDITIONS PRECEDENT
The effectiveness of this Agreement and Administrative Agent’s obligations hereunder are conditioned upon the fulfillment by Obligors of all of the following conditions precedent, in addition to Obligors’ compliance with all other obligations set forth in this Agreement:
2.1    Documents to be Delivered to Administrative Agent. Obligors shall deliver, or cause to be delivered to Administrative Agent, all of the following:
(a)    this Agreement in form and substance satisfactory to Administrative Agent, duly executed by all of Obligors; and
LIMITED CONSENT AND SEVENTH OMNIBUS AMENDMENT AGREEMENT – Page 201

(b)    such other Obligor-related or Property-related information and/or documentation as may be required by Administrative Agent in its sole discretion.
2.2    Liability for Payment of Fees and Expenses; Indemnification for Losses6.    .
Borrower must pay Administrative Agent on the Effective Date all out-of-pocket costs and expenses, including, without limitation, all costs and expenses of outside legal counsel, incurred by Administrative Agent in conjunction with the preparation, negotiation, and closing of this Agreement. Additionally, Borrower shall pay all fees, costs, expenses and penalties, if any, to the extent charged by any third parties.
2.3    Administrative Agent Processing Fee. Additionally, Obligors shall pay to Administrative Agent by the Effective Date a processing fee in the amount of $2,500.00 in connection with the negotiation and execution of this Agreement.
2.4    Extension Fee. Borrower shall pay to Administrative Agent by the Effective Date an extension fee with respect to the Mortgage Loan and Mezzanine Loan in the aggregate amount of $364,000.00.
ARTICLE III REPRESENTATIONS AND WARRANTIES
To induce Administrative Agent, for and on behalf of Lender, to enter into this Agreement and as consideration for the terms and conditions contained herein, Obligors make the following representations and warranties, each and all of which shall survive the execution and delivery of this Agreement and all of the other documents executed in connection herewith:
3.1    Approvals and Authority from Third Parties. Obligors have obtained the necessary approvals and authorizations from all applicable third-parties to execute this Agreement, including, without limitation, any and all franchisors, management companies, governmental authorities, ground lessors, and labor unions, as and to the extent applicable to Obligors and the Property.
3.2     Exclusive and First Priority Perfected Lien. Administrative Agent has, as of the Effective Date, and shall continue to have, until all of the Obligations are paid and satisfied in full, first priority, valid perfected liens upon and security interests in all of the collateral under the Loan Documents to secure the payment and performance of all of the Obligations.
3.3     No Untrue or Misleading Statements. Neither this Agreement nor any other document executed in connection herewith contains any untrue statement of a material fact or omits any material fact necessary in order to make the statement made, in light of the circumstances under which it was made, accurate in all material respects.
ARTICLE IV - RELEASE BY OBLIGORS
EACH OBLIGOR, FOR AND ON BEHALF OF SUCH OBLIGOR AND ALL PERSONS AND/OR ENTITIES CLAIMING BY, THROUGH AND/OR UNDER SUCH OBLIGOR INCLUDING, BUT NOT LIMITED TO, ALL OF SUCH OBLIGOR’S PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN, JOINTLY AND SEVERALLY, AS THE “OBLIGOR GROUP RELEASORS”) HEREBY UNCONDITIONALLY REMISES, RELEASES, ACQUITS AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND LENDER AND ALL OF THEIR RESPECTIVE PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS,
LIMITED CONSENT AND SEVENTH OMNIBUS AMENDMENT AGREEMENT – Page 202

MEMBERS, MANAGERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, PARENT CORPORATIONS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS, AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN AS THE “LENDER GROUP RELEASEES”) OF, FROM AND WITH RESPECT TO ANY AND ALL GRIEVANCES, DISPUTES, MANNER OF ACTIONS, CAUSES OF ACTION, SUITS, OBLIGATIONS, LIABILITIES, LOSSES, DEBTS, DAMAGES, DUES, SUMS OF MONEY, ACCOUNTS, RECKONINGS, CONTROVERSIES, AGREEMENTS, CLAIMS, DEMANDS, COUNTERCLAIMS AND CROSSCLAIMS, INCLUDING, BUT NOT LIMITED TO ALL CLAIMS AND CAUSES OF ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT AND THE LOAN DOCUMENTS AND/OR ALL TRANSACTIONS RELATED THERETO, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, DIRECT, INDIRECT OR CONTINGENT, ARISING IN LAW OR EQUITY, WHICH OBLIGOR GROUP RELEASORS (OR ANY OF THEM) EVER HAD, NOW HAVE, OR MAY EVER HAVE AGAINST ANY ONE OR MORE OF LENDER GROUP RELEASEES, FROM THE BEGINNING OF TIME THROUGH THE EFFECTIVE DATE.
ARTICLE V - MISCELLANEOUS
5.1    Integration. This Agreement supersedes all oral negotiations and prior and other writings with respect to the subject matter hereof, and is intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in this Agreement, except that the Loan Agreement and the other Loan Documents remain valid and enforceable. Except as expressly modified pursuant hereto, no other changes or modifications to the Loan Agreement or any other Loan Document are intended or implied by this Agreement, and in all other respects the Loan Agreement and the other Loan Documents hereby are ratified, reaffirmed and confirmed by all parties hereto as of the Effective Date. To the extent of any conflict between the terms of this Agreement, the Loan Agreement, and other Loan Documents, the terms of this Agreement shall govern and control. This Agreement shall constitute a Loan Document for purposes of the Loan Agreement. NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER HAS MADE ANY COMMITMENT, EXPRESS OR IMPLIED, AND HAS NO OBLIGATION TO ENTER INTO ANY FURTHER AGREEMENT TO DEFER THE MATURITY DATE OR TO PROVIDE ANY OTHER CONSENT, WAIVER OR ACCOMMODATION IN FAVOR OF OBLIGORS.
5.2    Cooperation; Other Documents. At all times following the execution of this Agreement, Obligors shall execute and deliver to the Administrative Agent, or shall cause to be executed and delivered to Administrative Agent and shall do or cause to be done all such other acts and things as the Administrative Agent deems to be necessary or desirable to assure the Administrative Agent of the benefit of this Agreement and the documents comprising or relating to this Agreement.
5.3    Written Agreement Contemplated by PNL. This Agreement is a written agreement as contemplated by the PNL.
5.4    Amendment and Waiver. No amendment of this Agreement, and no waiver, discharge or termination of any one or more of the provisions thereof, shall be effective unless set forth in writing and signed by all of the parties hereto.
5.5    Severability. If any provision of this Agreement shall be held invalid under any applicable law, such invalidity shall not affect any other provision of this Agreement that can be given effect without such invalid provision.
LIMITED CONSENT AND SEVENTH OMNIBUS AMENDMENT AGREEMENT – Page 203

5.6    Successors and Assigns. This Agreement (a) shall be binding upon the parties hereto, thereto and upon their respective successors or assigns, and (b) shall inure to the benefit of the parties hereto, thereto and their respective successors or assigns; provided, however, that Obligors may not assign or delegate any rights hereunder or thereunder or any interest herein or therein without obtaining the prior written consent of the Administrative Agent, as applicable, and any such assignment or attempted assignment shall be void and of no effect.
5.7    Counterparts; Effectiveness. This Agreement may be executed by electronic signatures and in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. This Agreement shall be deemed to have been executed and delivered when the Administrative Agent has received electronic counterparts hereof executed by all parties listed on the signature pages hereto.
5.8    Notices. Any notices or other communications sent or transmitted pursuant to this Agreement by any of Obligors to Administrative Agent shall be by electronic email sent to notices@acorecapital.com and to Kimberly May at kmay@acorecapital.com.
5.9    Singular/Plural. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

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LIMITED CONSENT AND SEVENTH OMNIBUS AMENDMENT AGREEMENT – Page 204

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the Effective Date.

MORTGAGE BORROWER:

CP TOWER OWNER, LLC,
a Delaware limited liability company
By:    CP Equity Owner, LLC, its sole member
By:    NREO Special Purpose, LLC, its sole member
By:    NexPoint Real Estate Opportunities, LLC, its sole member
By:    NexPoint Diversified Real Estate Trust, its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    President
CP LAND OWNER, LLC,
a Delaware limited liability company
By:    CP Equity Land Owner, LLC, its sole member
By:    NexPoint Real Estate Partners, LLC, its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    Manager

[Signatures Continued on Next Page]

LIMITED CONSENT AND SEVENTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

MEZZANINE BORROWER:

CP EQUITY OWNER, LLC,
a Delaware limited liability company
By:    NREO Special Purpose, LLC,
    its sole member
By:    NexPoint Real Estate Opportunities, LLC,     its sole member
By:    NexPoint Diversified Real Estate Trust,
    its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    President

CP EQUITY LAND OWNER, LLC,
a Delaware limited liability company
By:    NexPoint Real Estate Partners, LLC,
    its sole member

By: /s/ James Dondero
Name:    James Dondero
Title: Manager

LIMITED CONSENT AND SEVENTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

GUARANTOR:

NEXPOINT DIVERSIFIED REAL ESTATE TRUST,
a Delaware statutory trust

By:     /s/ James Dondero
    Name:    James Dondero
    Title:    President and Principal Executed Officer

NEXPOINT REAL ESTATE PARTNERS, LLC,
a Delaware limited liability company

By: /s/ James Dondero
Name:     James Dondero
Title:     Manager

LIMITED CONSENT AND SEVENTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

ADMINISTRATIVE AGENT:

ACORE CAPITAL MORTGAGE, LP,
a Delaware limited partnership, in its capacity as administrative agent for and on behalf of the Lenders
By:    ACORE Capital Mortgage GP, LLC,
a Delaware limited liability company,
its general partner

By: /s/ Kimberly May
Name:    Kimberly May
Title:    Authorized Signatory

LIMITED CONSENT AND SEVENTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

INITIAL LENDERS:

DELPHI CRE FUNDING LLC,
a Delaware limited liability company
By    ACORE Capital Mortgage, LP,
a Delaware limited partnership,
its authorized agent
By:    ACORE Capital Mortgage GP, LLC, a Delaware limited liability company, its general partner

By:
   Name: Kimberly May
Title:    Authorized Signatory

AC IV CA MORTGAGE LLC, a Delaware limited liability company By ACORE CREDIT IV REIT, INC., a Maryland corporation, its sole member By: /s/ Kimberly May Name: Kimberly May Title: Authorized Signatory
LIMITED CONSENT AND SEVENTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

SCHEDULE 1

ADDITIONAL AFFIRMATIVE COVENANTS

Notwithstanding the anything set forth in this Agreement to the contrary, Borrower shall perform all of the below covenants, each of which is a “Deferred Maturity Date Covenant”:

1.    Continue to comply with all covenants under the Loan Agreement, except as specifically modified pursuant to this Agreement. For avoidance of doubt, except as expressly set forth in this Agreement, this Agreement does not modify or suspend any requirement under any Loan Document to pay any carrying costs associated with the Property, including, without limitation, any (a) real estate taxes, (b) insurance premiums for the Required Policies, and (c) any amounts due under the Master Lease.
SCHEDULE 1, Additional Affirmative Covenants – Solo Page

SCHEDULE 2

ADDITIONAL LOAN DOCUMENT MODIFICATIONS

1.    The term “Event of Default” as used in each Loan Agreement shall be expanded to include Borrower’s breach of any of its covenants under this Agreement, including, without limitation, any Deferred Maturity Date Covenant. For the avoidance of doubt, Administrative Agent shall not be required to provide Obligors with notice of any such Event(s) of Default stemming from any breach of any Deferred Maturity Date Covenant or other obligation of Obligors set forth in this Agreement.

SCHEDULE 2, Additional Loan Document Modifications – Solo Page

EIGHTH OMNIBUS AMENDMENT AGREEMENT
This Eighth Omnibus Amendment Agreement (this “Agreement”), dated as of September 22, 2022 (the “Effective Date”), is made and entered into by and among (i) CP TOWER OWNER, LLC, a Delaware limited liability company (“CP Tower Mortgage Borrower”), and CP LAND OWNER, LLC, a Delaware limited liability company (“CP Land Mortgage Borrower,” and together with CP Tower Mortgage Borrower, collectively, “Mortgage Borrower”), (ii) CP EQUITY OWNER, LLC, a Delaware limited liability company, and CP EQUITY LAND OWNER, LLC, a Delaware limited liability company (collectively, “Mezzanine Borrower”, and together with the Mortgage Borrower, collectively, the “Borrower”), (iii) NEXPOINT DIVERSIFIED REAL ESTATE TRUST f/k/a NEXPOINT STRATEGIC OPPORTUNITIES FUND, a Delaware statutory trust, and NEXPOINT REAL ESTATE PARTNERS, LLC, a Delaware limited liability company (formerly known as HCRE PARTNERS, LLC, a Delaware limited liability company) (collectively, “Guarantor,” and together with Borrower, the “Obligors”), (iv) DELPHI CRE FUNDING LLC, a Delaware limited liability company, and AC IV CA MORTGAGE LLC, a Delaware limited liability company (collectively, the “Initial Lenders,” and together with the other Lenders from time to time party to the Loan Agreement (defined below), and their respective successors and assigns and participants, “Lender”), and (v) ACORE CAPITAL MORTGAGE, LP, a Delaware limited partnership, as administrative agent for and on behalf of Lender (in such capacity, together with its successors and assigns, the “Administrative Agent”).
BACKGROUND
A.    Mortgage Borrower, Administrative Agent, and the Initial Lenders are parties to that certain Loan Agreement dated as of August 15, 2018 (the “Original Mortgage Loan Agreement”), pursuant to which the Lender made a loan (the “Mortgage Loan”) to Mortgage Borrower in the original principal amount of $153,683,400.00, which Mortgage Loan is evidenced by the Mortgage Loan Agreement and the other Loan Documents (as defined in the Mortgage Loan Agreement), which Original Mortgage Loan Agreement was thereafter amended by that certain Limited Consent and Omnibus Amendment Agreement dated as of November 10, 2020, but effective as of September 8, 2020, by and between Mortgage Borrower, Administrative Agent, and the Initial Lenders (the “First Limited Consent”), which Original Mortgage Loan Agreement was thereafter further amended by that certain Limited Consent and Second Omnibus Amendment Agreement dated as of February 1, 2021, but effective as of December 30, 2020, by and between Mortgage Borrower, Administrative Agent, and the Initial Lenders (the “Second Limited Consent”), which Original Loan Agreement was thereafter further amended by that certain Limited Consent and Third Omnibus Amendment Agreement dated as of March 19, 2021, by and between Mortgage Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Third Limited Consent”), which Original Loan Agreement was thereafter further amended by that certain Fourth Amendment to Loan Agreement dated as of September 8, 2021, by and between Mortgage Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Fourth Mortgage Loan Amendment”), which Original Loan Agreement was thereafter further amended by that certain Limited Consent and Fifth Omnibus Amendment Agreement dated as of March 8, 2021, by and between Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Fifth Limited Consent”), which Original Loan Agreement was thereafter further amended by that certain Limited Consent and Sixth Omnibus Amendment Agreement dated as of June 8, 2022, by and between Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Sixth Limited Consent”), which Original Loan Agreement was thereafter further amended by that certain Limited Consent and Seventh Omnibus Amendment Agreement dated as of August 8, 2022, by and between Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Seventh Limited Consent”, and together with the Original Mortgage Loan Agreement, the First Limited Consent, the Second Limited Consent, the Third Limited Consent, the Fourth Mortgage Loan Amendment, the Fifth Limited Consent and the Sixth Limited
EIGHTH OMNIBUS AMENDMENT AGREEMENT – Page 212

Consent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Mortgage Loan Agreement”).
    B.    Mezzanine Borrower, Administrative Agent, and the Initial Lenders are parties to that certain Mezzanine Loan Agreement dated as of August 15, 2018 (the “Original Mezzanine Loan Agreement”), pursuant to which the Lender made a loan (the “Mezzanine Loan”, and collectively, with the Mortgage Loan, the “Loan”) to Mezzanine Borrower in the original principal amount of $3,940,600.00, which Mezzanine Loan is evidenced by the Mezzanine Loan Agreement and the other Loan Documents (as defined in the Mezzanine Loan Agreement), which Original Mezzanine Loan was thereafter amended by the First Limited Consent, the Second Limited Consent, the Third Limited Consent, that certain Fourth Amendment to Mezzanine Loan Agreement dated as of September 8, 2021, by and between Mezzanine Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Fourth Mezzanine Loan Amendment”), the Fifth Limited Consent, the Sixth Limited Consent and the Seventh Limited Consent (such First Limited Consent, Second Limited Consent, Third Limited Consent, Fourth Mezzanine Loan Amendment, Fifth Limited Consent, Sixth Limited Consent, Seventh Limited Consent, together with the Original Mezzanine Loan Agreement, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Mezzanine Loan Agreement,” and together with the Mortgage Loan Agreement, as and where applicable, the “Loan Agreement”). All capitalized terms that are used without being defined herein shall have the meanings given to such terms in the Loan Agreement.
C.    Guarantor executed (a) in connection with the Mortgage Loan, each of that certain Guaranty of Recourse Obligations, Completion Guaranty, Guaranty of Required Equity, Required Pay Down and Master Lease, each dated as of August 15, 2018 (collectively, the “Mortgage Loan Guaranties”), and (b) in connection with the Mezzanine Loan, each of that certain Mezzanine Guaranty of Recourse Obligations, Mezzanine Completion Guaranty, Mezzanine Guaranty of Required Equity, Required Pay Down and Master Lease, each dated as of August 15, 2018 (collectively, the “Mezzanine Loan Guaranties,” and together with the Mortgage Loan Guaranties, collectively, the “Guaranty”).
D.    Borrower has requested Administrative Agent's consent to certain changes to its organizational structure and Administrative Agent has agreed to such changes as reflected on the new organizational chart depicted on Schedule II-A to this Agreement, which organizational chart shall replace the organizational chart attached as Schedule II to the Loan Agreement.
F.    Administrative Agent and Obligors have executed a Reservation of Rights and Pre-Negotiation Letter (“PNL”) dated September 18, 2020, but effective as of November 10, 2020, in connection with the Loan.
NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained and incorporating the above Background by reference herein, Obligors, Administrative Agent, and Lender, intending to be legally bound hereby, agree as follows:
ARTICLE I
AMENDMENT
1.1     Adoption of Organizational Chart. Obligors acknowledge and agree that Schedule II (Organizational Structure) to the Loan Agreement is deleted and hereby replaced with the true, complete and accurate organizational chart attached hereto as Schedule II-A and Administrative Agent hereby consents to the changes to the organizational structure of Borrower reflected on such organizational chart.
EIGHTH OMNIBUS AMENDMENT AGREEMENT – Page 213

ARTICLE II - CONDITIONS PRECEDENT
The effectiveness of this Agreement and Administrative Agent’s obligations hereunder are conditioned upon the fulfillment by Obligors of all of the following conditions precedent, in addition to Obligors’ compliance with all other obligations set forth in this Agreement:
2.1    Liability for Payment of Fees and Expenses; Indemnification for Losses7.    .
Borrower must pay Administrative Agent on the Effective Date all out-of-pocket costs and expenses, including, without limitation, all costs and expenses of outside legal counsel, incurred by Administrative Agent in conjunction with the preparation, negotiation, and closing of this Agreement.
2.2    Administrative Agent Processing Fee. Additionally, Obligors shall pay to Administrative Agent by the Effective Date a processing fee in the amount of $2,500.00 in connection with the negotiation and execution of this Agreement.
ARTICLE III - REPRESENTATIONS AND WARRANTIES
To induce Administrative Agent, for and on behalf of Lender, to enter into this Agreement and as consideration for the terms and conditions contained herein, Obligors make the following representations and warranties, each and all of which shall survive the execution and delivery of this Agreement and all of the other documents executed in connection herewith:
3.1    Approvals and Authority from Third Parties. Obligors have obtained the necessary approvals and authorizations from all applicable third-parties to execute this Agreement, including, without limitation, any and all franchisors, management companies, governmental authorities, ground lessors, and labor unions, as and to the extent applicable to Obligors and the Property.
3.2    Exclusive and First Priority Perfected Lien. Administrative Agent has, as of the Effective Date, and shall continue to have, until all of the Obligations are paid and satisfied in full, first priority, valid perfected liens upon and security interests in all of the collateral under the Loan Documents to secure the payment and performance of all of the Obligations.
3.3    No Untrue or Misleading Statements. Neither this Agreement nor any other document executed in connection herewith contains any untrue statement of a material fact or omits any material fact necessary in order to make the statement made, in light of the circumstances under which it was made, accurate in all material respects.
ARTICLE IV - RELEASE BY OBLIGORS
EACH OBLIGOR, FOR AND ON BEHALF OF SUCH OBLIGOR AND ALL PERSONS AND/OR ENTITIES CLAIMING BY, THROUGH AND/OR UNDER SUCH OBLIGOR INCLUDING, BUT NOT LIMITED TO, ALL OF SUCH OBLIGOR’S PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN, JOINTLY AND SEVERALLY, AS THE “OBLIGOR GROUP RELEASORS”) HEREBY UNCONDITIONALLY REMISES, RELEASES, ACQUITS AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND LENDER AND ALL OF THEIR RESPECTIVE PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS, MEMBERS, MANAGERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, PARENT CORPORATIONS,
EIGHTH OMNIBUS AMENDMENT AGREEMENT – Page 214

SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS, AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN AS THE “LENDER GROUP RELEASEES”) OF, FROM AND WITH RESPECT TO ANY AND ALL GRIEVANCES, DISPUTES, MANNER OF ACTIONS, CAUSES OF ACTION, SUITS, OBLIGATIONS, LIABILITIES, LOSSES, DEBTS, DAMAGES, DUES, SUMS OF MONEY, ACCOUNTS, RECKONINGS, CONTROVERSIES, AGREEMENTS, CLAIMS, DEMANDS, COUNTERCLAIMS AND CROSSCLAIMS, INCLUDING, BUT NOT LIMITED TO ALL CLAIMS AND CAUSES OF ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT AND THE LOAN DOCUMENTS AND/OR ALL TRANSACTIONS RELATED THERETO, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, DIRECT, INDIRECT OR CONTINGENT, ARISING IN LAW OR EQUITY, WHICH OBLIGOR GROUP RELEASORS (OR ANY OF THEM) EVER HAD, NOW HAVE, OR MAY EVER HAVE AGAINST ANY ONE OR MORE OF LENDER GROUP RELEASEES, FROM THE BEGINNING OF TIME THROUGH THE EFFECTIVE DATE.
ARICLE V - MISCELLANEOUS
5.1    Integration. This Agreement supersedes all oral negotiations and prior and other writings with respect to the subject matter hereof, and is intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in this Agreement, except that the Loan Agreement and the other Loan Documents remain valid and enforceable. Except as expressly modified pursuant hereto, no other changes or modifications to the Loan Agreement or any other Loan Document are intended or implied by this Agreement, and in all other respects the Loan Agreement and the other Loan Documents hereby are ratified, reaffirmed and confirmed by all parties hereto as of the Effective Date. To the extent of any conflict between the terms of this Agreement, the Loan Agreement, and other Loan Documents, the terms of this Agreement shall govern and control. This Agreement shall constitute a Loan Document for purposes of the Loan Agreement. NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER HAS MADE ANY COMMITMENT, EXPRESS OR IMPLIED, AND HAS NO OBLIGATION TO ENTER INTO ANY FURTHER AGREEMENT TO DEFER THE MATURITY DATE OR TO PROVIDE ANY OTHER CONSENT, WAIVER OR ACCOMMODATION IN FAVOR OF OBLIGORS.
5.2    Cooperation; Other Documents. At all times following the execution of this Agreement, Obligors shall execute and deliver to the Administrative Agent, or shall cause to be executed and delivered to Administrative Agent and shall do or cause to be done all such other acts and things as the Administrative Agent deems to be necessary or desirable to assure the Administrative Agent of the benefit of this Agreement and the documents comprising or relating to this Agreement.
5.3    Written Agreement Contemplated by PNL. This Agreement is a written agreement as contemplated by the PNL.
5.4    Amendment and Waiver. No amendment of this Agreement, and no waiver, discharge or termination of any one or more of the provisions thereof, shall be effective unless set forth in writing and signed by all of the parties hereto.
5.5    Severability. If any provision of this Agreement shall be held invalid under any applicable law, such invalidity shall not affect any other provision of this Agreement that can be given effect without such invalid provision.
5.6    Successors and Assigns. This Agreement (a) shall be binding upon the parties hereto, thereto and upon their respective successors or assigns, and (b) shall inure to the benefit of the parties hereto, thereto and their respective successors or assigns; provided, however, that
EIGHTH OMNIBUS AMENDMENT AGREEMENT – Page 215

Obligors may not assign or delegate any rights hereunder or thereunder or any interest herein or therein without obtaining the prior written consent of the Administrative Agent, as applicable, and any such assignment or attempted assignment shall be void and of no effect.
5.7    Counterparts; Effectiveness. This Agreement may be executed by electronic signatures and in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. This Agreement shall be deemed to have been executed and delivered when the Administrative Agent has received electronic counterparts hereof executed by all parties listed on the signature pages hereto.
5.8    Notices. Any notices or other communications sent or transmitted pursuant to this Agreement by any of Obligors to Administrative Agent shall be by electronic email sent to notices@acorecapital.com and to Kimberly May at kmay@acorecapital.com.
5.9    Singular/Plural. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

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EIGHTH OMNIBUS AMENDMENT AGREEMENT – Page 216

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the Effective Date.

MORTGAGE BORROWER:

CP TOWER OWNER, LLC,
a Delaware limited liability company
By:    CP Equity Owner, LLC, its sole member
By:    NREO Special Purpose, LLC, its sole member
By:    NexPoint Real Estate Opportunities, LLC, its sole member
By:    NexPoint Diversified Real Estate Trust, its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    President
CP LAND OWNER, LLC,
a Delaware limited liability company
By:    CP Equity Land Owner, LLC, its sole member
By:    NexPoint Real Estate Partners, LLC, its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    Manager

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EIGHTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

MEZZANINE BORROWER:

CP EQUITY OWNER, LLC,
a Delaware limited liability company
By:    NREO Special Purpose, LLC,
    its sole member
By:    NexPoint Real Estate Opportunities, LLC,     its sole member
By:    NexPoint Diversified Real Estate Trust,
    its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    President

CP EQUITY LAND OWNER, LLC,
a Delaware limited liability company
By:    NexPoint Real Estate Partners, LLC,
    its sole member

By: /s/ James Dondero
Name:    James Dondero
Title: Manager

EIGHTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

GUARANTOR:

NEXPOINT DIVERSIFIED REAL ESTATE TRUST,
a Delaware statutory trust

By:     /s/ James Dondero
    Name:    James Dondero
    Title:    President and Principal Executed Officer

NEXPOINT REAL ESTATE PARTNERS, LLC,
a Delaware limited liability company

By: /s/ James Dondero
Name:     James Dondero
Title:     Manager

EIGHTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

INITIAL LENDERS:

DELPHI CRE FUNDING LLC,
a Delaware limited liability company
By    ACORE Capital Mortgage, LP,
a Delaware limited partnership,
its authorized agent
By:    ACORE Capital Mortgage GP, LLC, a Delaware limited liability company, its general partner

By:
   Name: Kimberly May
Title:    Authorized Signatory

AC IV CA MORTGAGE LLC, a Delaware limited liability company By ACORE CREDIT IV REIT, INC., a Maryland corporation, its sole member By: /s/ Kimberly May Name: Kimberly May Title: Authorized Signatory

EIGHTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

ADMINISTRATIVE AGENT:

ACORE CAPITAL MORTGAGE, LP,
a Delaware limited partnership, in its capacity as administrative agent for and on behalf of the Lenders
By:    ACORE Capital Mortgage GP, LLC,
a Delaware limited liability company,
its general partner

By: /s/ Kimberly May
Name:    Kimberly May
Title:    Authorized Signatory

EIGHTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

SCHEDULE II-A

ORGANIZATIONAL STRUCTURE

[attached]
SCHEDULE II-A, Organizational Structure – Cover Page

LIMITED CONSENT AND NINTH OMNIBUS AMENDMENT AGREEMENT
This Limited Consent and Ninth Omnibus Amendment Agreement (this “Agreement”), dated as of November 8, 2022 (the “Effective Date”), is made and entered into by and among (i) CP TOWER OWNER, LLC, a Delaware limited liability company (“CP Tower Mortgage Borrower”), and CP LAND OWNER, LLC, a Delaware limited liability company (“CP Land Mortgage Borrower,” and together with CP Tower Mortgage Borrower, collectively, “Mortgage Borrower”), (ii) CP EQUITY OWNER, LLC, a Delaware limited liability company, and CP EQUITY LAND OWNER, LLC, a Delaware limited liability company (collectively, “Mezzanine Borrower”, and together with the Mortgage Borrower, collectively, the “Borrower”), (iii) NEXPOINT DIVERSIFIED REAL ESTATE TRUST f/k/a NEXPOINT STRATEGIC OPPORTUNITIES FUND, a Delaware statutory trust, and NEXPOINT REAL ESTATE PARTNERS, LLC, a Delaware limited liability company (formerly known as HCRE PARTNERS, LLC, a Delaware limited liability company) (collectively, “Guarantor,” and together with Borrower, the “Obligors”), (iv) DELPHI CRE FUNDING LLC, a Delaware limited liability company, and AC IV CA MORTGAGE LLC, a Delaware limited liability company (collectively, the “Initial Lenders,” and together with the other Lenders from time to time party to the Loan Agreement (defined below), and their respective successors and assigns and participants, “Lender”), and (v) ACORE CAPITAL MORTGAGE, LP, a Delaware limited partnership, as administrative agent for and on behalf of Lender (in such capacity, together with its successors and assigns, the “Administrative Agent”).
BACKGROUND
A.    Mortgage Borrower, Administrative Agent, and the Initial Lenders are parties to that certain Loan Agreement dated as of August 15, 2018 (the “Original Mortgage Loan Agreement”), pursuant to which the Lender made a loan (the “Mortgage Loan”) to Mortgage Borrower in the original principal amount of $153,683,400.00, which Mortgage Loan is evidenced by the Mortgage Loan Agreement and the other Loan Documents (as defined in the Mortgage Loan Agreement), which Original Mortgage Loan Agreement was thereafter amended by that certain Limited Consent and Omnibus Amendment Agreement dated as of November 10, 2020, but effective as of September 8, 2020, by and between Mortgage Borrower, Administrative Agent, and the Initial Lenders (the “First Limited Consent”), which Original Mortgage Loan Agreement was thereafter further amended by that certain Limited Consent and Second Omnibus Amendment Agreement dated as of February 1, 2021, but effective as of December 30, 2020, by and between Mortgage Borrower, Administrative Agent, and the Initial Lenders (the “Second Limited Consent”), which Original Loan Agreement was thereafter further amended by that certain Limited Consent and Third Omnibus Amendment Agreement dated as of March 19, 2021, by and between Mortgage Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Third Limited Consent”), which Original Loan Agreement was thereafter further amended by that certain Fourth Amendment to Loan Agreement dated as of September 8, 2021, by and between Mortgage Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Fourth Mortgage Loan Amendment”), which Original Loan Agreement was thereafter further amended by that certain Limited Consent and Fifth Omnibus Amendment Agreement dated as of March 8, 2021, by and between Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Fifth Limited Consent”), which Original Loan Agreement was thereafter further amended by that certain Limited Consent and Sixth Omnibus Amendment Agreement dated as of June 8, 2022, by and between Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Sixth Limited Consent”), which Original Loan Agreement was thereafter further amended by that certain Limited Consent and Seventh Omnibus Amendment Agreement dated as of August 8, 2022, by and between Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Seventh Limited Consent”), which Original Loan Agreement was thereafter further amended by that certain Eighth Omnibus Amendment dated as of September 22, 2022, by and between Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Eighth Omnibus Amendment,” and together with the Original Mortgage Loan
LIMITED CONSENT AND NINTH OMNIBUS AMENDMENT AGREEMENT – Page 223

Agreement, the First Limited Consent, the Second Limited Consent, the Third Limited Consent, the Fourth Mortgage Loan Amendment, the Fifth Limited Consent, the Sixth Limited Consent, and the Seventh Limited Consent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Mortgage Loan Agreement”).
    B.    Mezzanine Borrower, Administrative Agent, and the Initial Lenders are parties to that certain Mezzanine Loan Agreement dated as of August 15, 2018 (the “Original Mezzanine Loan Agreement”), pursuant to which the Lender made a loan (the “Mezzanine Loan”, and collectively, with the Mortgage Loan, the “Loan”) to Mezzanine Borrower in the original principal amount of $3,940,600.00, which Mezzanine Loan is evidenced by the Mezzanine Loan Agreement and the other Loan Documents (as defined in the Mezzanine Loan Agreement), which Original Mezzanine Loan was thereafter amended by the First Limited Consent, the Second Limited Consent, the Third Limited Consent, that certain Fourth Amendment to Mezzanine Loan Agreement dated as of September 8, 2021, by and between Mezzanine Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Fourth Mezzanine Loan Amendment”), the Fifth Limited Consent, the Sixth Limited Consent, the Seventh Limited Consent, and the Eighth Omnibus Amendment (such First Limited Consent, Second Limited Consent, Third Limited Consent, Fourth Mezzanine Loan Amendment, Fifth Limited Consent, Sixth Limited Consent, Seventh Limited Consent, and Eighth Omnibus Amendment, together with the Original Mezzanine Loan Agreement, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Mezzanine Loan Agreement,” and together with the Mortgage Loan Agreement, as and where applicable, the “Loan Agreement”). All capitalized terms that are used without being defined herein shall have the meanings given to such terms in the Loan Agreement.
C.    Guarantor executed (a) in connection with the Mortgage Loan, each of that certain Guaranty of Recourse Obligations, Completion Guaranty, Guaranty of Required Equity, Required Pay Down and Master Lease, each dated as of August 15, 2018 (collectively, the “Mortgage Loan Guaranties”), and (b) in connection with the Mezzanine Loan, each of that certain Mezzanine Guaranty of Recourse Obligations, Mezzanine Completion Guaranty, Mezzanine Guaranty of Required Equity, Required Pay Down and Master Lease, each dated as of August 15, 2018 (collectively, the “Mezzanine Loan Guaranties,” and together with the Mortgage Loan Guaranties, collectively, the “Guaranty”).
D.    Borrower has requested a deferral of the Maturity Date occurring on the Payment Date in November, 2022, under and pursuant to (and as defined in) each of the Mortgage Loan Agreement and the Mezzanine Loan Agreement.
E.    Administrative Agent is willing to provide its limited consent to defer the Maturity Date under and pursuant to (and as defined in) each of the Mortgage Loan Agreement and the Mezzanine Loan Agreement, subject to the terms and conditions of this Agreement, including the amendments of the Loan Documents as set forth herein (provided that, for purposes of this Agreement, the use of “Maturity Date” shall mean each of or either of the “Maturity Date” under and as defined in the Mortgage Loan Agreement and the “Maturity Date” under and as defined in the Mezzanine Loan Agreement).
F.    Administrative Agent and Obligors have executed a Reservation of Rights and Pre-Negotiation Letter (“PNL”) dated September 18, 2020, but effective as of November 10, 2020, in connection with the Loan.
NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained and incorporating the above Background by reference herein, Obligors, Administrative Agent, and Lender, intending to be legally bound hereby, agree as follows:
ARTICLE I
LIMITED CONSENT AND NINTH OMNIBUS AMENDMENT AGREEMENT – Page 224

LIMITED CONSENT
1.1    Limited Consent. Upon satisfaction of the conditions set forth in this Agreement, Administrative Agent hereby consents to the deferral of the Maturity Date as set forth herein. The consent contained in this Section 1.1 is a one-time limited consent and (a) shall only be relied upon and used solely for the specific purposes set forth herein, (b) shall not constitute nor be deemed to constitute a waiver of (1) any Default or Event of Default, or (2) any other term or condition of the Loan Agreement and the other Loan Documents, (c) shall not constitute nor be deemed to constitute a consent by Administrative Agent to, or a waiver by Administrative Agent of, anything other than as expressly set forth herein, and (d) shall not constitute a custom or course of dealing among the parties hereto. Upon the failure by any Obligor whatsoever to perform any obligation or condition in this Agreement (beyond any applicable notice and cure period, if any), Obligors shall immediately and automatically (without any notice or demand from Administrative Agent) cease to be entitled to any privileges set forth in this Agreement and Administrative Agent shall have the right to pursue all rights and remedies hereunder, and under the Loan Documents and/or applicable law and equity, as if no such privileges were ever provided (such that an Event of Default shall be deemed to exist as of the date upon which Obligors were first provided with such privileges hereunder (i.e., as of September 8, 2020) (the “Deferral Commencement Date”), and such rights and remedies shall include, without limitation, charging interest at the Default Rate retroactively from and after the Deferral Commencement Date).
1.2    Deferral of Maturity Date. Borrower acknowledges and agrees that it has not satisfied the Extension Conditions (under and as defined in each of the Mortgage Loan Agreement and the Mezzanine Loan Agreement). Notwithstanding anything to the contrary in the Loan Agreement, and subject to the terms and conditions of this Agreement, and without waiving any of the Borrower’s obligations in the Loan Documents except as expressly set forth herein, Administrative Agent hereby agrees to defer of the Maturity Date occurring on the Payment Date in November, 2022 (the “November 2022 Maturity Date”), until no later than the Payment Date in February, 2023 (the “Deferred Maturity Date”). Notwithstanding anything to the contrary in the Loan Agreement, Borrower shall not otherwise be required as of the November 2022 Maturity Date to either (i) extend or maintain an Interest Rate Cap Agreement or (ii) achieve a Debt Yield of at least ten percent (10.0%), in each case, as a condition to Administrative Agent’s agreement to defer the November 2022 Maturity Date. If, and solely to the extent that, as of the Deferred Maturity Date, Borrower shall have satisfied all of the Extension Conditions, Borrower shall retain the right to extend the term of the Loan from the Payment Date in February, 2023, until no later than the Payment Date in September, 2023.
1.3    Amendments to Loan Documents.
(a)     Obligors acknowledge and agree that Section 5.1 of each Loan Agreement (Affirmative Covenants) is hereby amended to insert all of the covenants set forth in Schedule 1 to this Agreement as additional affirmative covenants under such section.
(b)     Obligors acknowledge and agree that the Loan Documents are further amended as set forth in Schedule 2 to this Agreement.

ARTICLE II - CONDITIONS PRECEDENT
The effectiveness of this Agreement and Administrative Agent’s obligations hereunder are conditioned upon the fulfillment by Obligors of all of the following conditions precedent, in addition to Obligors’ compliance with all other obligations set forth in this Agreement:
LIMITED CONSENT AND NINTH OMNIBUS AMENDMENT AGREEMENT – Page 225

2.1     Documents to be Delivered to Administrative Agent. Obligors shall deliver, or cause to be delivered to Administrative Agent, all of the following:
(a)     this Agreement in form and substance satisfactory to Administrative Agent, duly executed by all of Obligors; and
(b)     such other Obligor-related or Property-related information and/or documentation as may be required by Administrative Agent in its sole discretion.
2.2    Liability for Payment of Fees and Expenses; Indemnification for Losses8.    .
Borrower must pay Administrative Agent on the Effective Date all out-of-pocket costs and expenses, including, without limitation, all costs and expenses of outside legal counsel, incurred by Administrative Agent in conjunction with the preparation, negotiation, and closing of this Agreement. Additionally, Borrower shall pay all fees, costs, expenses and penalties, if any, to the extent charged by any third parties.
2.3    Administrative Agent Processing Fee. Additionally, Obligors shall pay to Administrative Agent by the Effective Date a processing fee in the amount of $2,500.00 in connection with the negotiation and execution of this Agreement.
2.4    Intentionally Omitted.
ARTICLE III - REPRESENTATIONS AND WARRANTIES
To induce Administrative Agent, for and on behalf of Lender, to enter into this Agreement and as consideration for the terms and conditions contained herein, Obligors make the following representations and warranties, each and all of which shall survive the execution and delivery of this Agreement and all of the other documents executed in connection herewith:
3.1    Approvals and Authority from Third Parties. Obligors have obtained the necessary approvals and authorizations from all applicable third-parties to execute this Agreement, including, without limitation, any and all franchisors, management companies, governmental authorities, ground lessors, and labor unions, as and to the extent applicable to Obligors and the Property.
3.2    Exclusive and First Priority Perfected Lien. Administrative Agent has, as of the Effective Date, and shall continue to have, until all of the Obligations are paid and satisfied in full, first priority, valid perfected liens upon and security interests in all of the collateral under the Loan Documents to secure the payment and performance of all of the Obligations.
3.3    No Untrue or Misleading Statements. Neither this Agreement nor any other document executed in connection herewith contains any untrue statement of a material fact or omits any material fact necessary in order to make the statement made, in light of the circumstances under which it was made, accurate in all material respects.
ARTICLE IV - RELEASE BY OBLIGORS
EACH OBLIGOR, FOR AND ON BEHALF OF SUCH OBLIGOR AND ALL PERSONS AND/OR ENTITIES CLAIMING BY, THROUGH AND/OR UNDER SUCH OBLIGOR INCLUDING, BUT NOT LIMITED TO, ALL OF SUCH OBLIGOR’S PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN, JOINTLY
LIMITED CONSENT AND NINTH OMNIBUS AMENDMENT AGREEMENT – Page 226

AND SEVERALLY, AS THE “OBLIGOR GROUP RELEASORS”) HEREBY UNCONDITIONALLY REMISES, RELEASES, ACQUITS AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND LENDER AND ALL OF THEIR RESPECTIVE PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS, MEMBERS, MANAGERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, PARENT CORPORATIONS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS, AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN AS THE “LENDER GROUP RELEASEES”) OF, FROM AND WITH RESPECT TO ANY AND ALL GRIEVANCES, DISPUTES, MANNER OF ACTIONS, CAUSES OF ACTION, SUITS, OBLIGATIONS, LIABILITIES, LOSSES, DEBTS, DAMAGES, DUES, SUMS OF MONEY, ACCOUNTS, RECKONINGS, CONTROVERSIES, AGREEMENTS, CLAIMS, DEMANDS, COUNTERCLAIMS AND CROSSCLAIMS, INCLUDING, BUT NOT LIMITED TO ALL CLAIMS AND CAUSES OF ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT AND THE LOAN DOCUMENTS AND/OR ALL TRANSACTIONS RELATED THERETO, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, DIRECT, INDIRECT OR CONTINGENT, ARISING IN LAW OR EQUITY, WHICH OBLIGOR GROUP RELEASORS (OR ANY OF THEM) EVER HAD, NOW HAVE, OR MAY EVER HAVE AGAINST ANY ONE OR MORE OF LENDER GROUP RELEASEES, FROM THE BEGINNING OF TIME THROUGH THE EFFECTIVE DATE.
ARTICLE V - MISCELLANEOUS
5.1    Integration. This Agreement supersedes all oral negotiations and prior and other writings with respect to the subject matter hereof, and is intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in this Agreement, except that the Loan Agreement and the other Loan Documents remain valid and enforceable. Except as expressly modified pursuant hereto, no other changes or modifications to the Loan Agreement or any other Loan Document are intended or implied by this Agreement, and in all other respects the Loan Agreement and the other Loan Documents hereby are ratified, reaffirmed and confirmed by all parties hereto as of the Effective Date. To the extent of any conflict between the terms of this Agreement, the Loan Agreement, and other Loan Documents, the terms of this Agreement shall govern and control. This Agreement shall constitute a Loan Document for purposes of the Loan Agreement. NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER HAS MADE ANY COMMITMENT, EXPRESS OR IMPLIED, AND HAS NO OBLIGATION TO ENTER INTO ANY FURTHER AGREEMENT TO DEFER THE MATURITY DATE OR TO PROVIDE ANY OTHER CONSENT, WAIVER OR ACCOMMODATION IN FAVOR OF OBLIGORS.
5.2    Cooperation; Other Documents. At all times following the execution of this Agreement, Obligors shall execute and deliver to the Administrative Agent, or shall cause to be executed and delivered to Administrative Agent and shall do or cause to be done all such other acts and things as the Administrative Agent deems to be necessary or desirable to assure the Administrative Agent of the benefit of this Agreement and the documents comprising or relating to this Agreement.
5.3    Written Agreement Contemplated by PNL. This Agreement is a written agreement as contemplated by the PNL.
5.4    Amendment and Waiver. No amendment of this Agreement, and no waiver, discharge or termination of any one or more of the provisions thereof, shall be effective unless set forth in writing and signed by all of the parties hereto.
LIMITED CONSENT AND NINTH OMNIBUS AMENDMENT AGREEMENT – Page 227

5.5    Severability. If any provision of this Agreement shall be held invalid under any applicable law, such invalidity shall not affect any other provision of this Agreement that can be given effect without such invalid provision.
5.6    Successors and Assigns. This Agreement (a) shall be binding upon the parties hereto, thereto and upon their respective successors or assigns, and (b) shall inure to the benefit of the parties hereto, thereto and their respective successors or assigns; provided, however, that Obligors may not assign or delegate any rights hereunder or thereunder or any interest herein or therein without obtaining the prior written consent of the Administrative Agent, as applicable, and any such assignment or attempted assignment shall be void and of no effect.
5.7    Counterparts; Effectiveness. This Agreement may be executed by electronic signatures and in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. This Agreement shall be deemed to have been executed and delivered when the Administrative Agent has received electronic counterparts hereof executed by all parties listed on the signature pages hereto.
5.8    Notices. Any notices or other communications sent or transmitted pursuant to this Agreement by any of Obligors to Administrative Agent shall be by electronic email sent to notices@acorecapital.com and to Kimberly May at kmay@acorecapital.com.
5.9    Singular/Plural. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

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LIMITED CONSENT AND NINTH OMNIBUS AMENDMENT AGREEMENT – Page 228

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the Effective Date.

MORTGAGE BORROWER:

CP TOWER OWNER, LLC,
a Delaware limited liability company
By:    CP Equity Owner, LLC, its sole member
By:    NREO Special Purpose, LLC, its sole member
By:    NexPoint Real Estate Opportunities, LLC, its sole member
By:    NexPoint Diversified Real Estate Trust, its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    President
CP LAND OWNER, LLC,
a Delaware limited liability company
By:    CP Equity Land Owner, LLC, its sole member
By:    NexPoint Real Estate Partners, LLC, its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    Manager

[Signatures Continued on Next Page]

LIMITED CONSENT AND NINTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

MEZZANINE BORROWER:

CP EQUITY OWNER, LLC,
a Delaware limited liability company
By:    NREO Special Purpose, LLC,
    its sole member
By:    NexPoint Real Estate Opportunities, LLC,     its sole member
By:    NexPoint Diversified Real Estate Trust,
    its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    President

CP EQUITY LAND OWNER, LLC,
a Delaware limited liability company
By:    NexPoint Real Estate Partners, LLC,
    its sole member

By: /s/ James Dondero
Name:    James Dondero
Title: Manager

LIMITED CONSENT AND NINTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

GUARANTOR:

NEXPOINT DIVERSIFIED REAL ESTATE TRUST,
a Delaware statutory trust

By:     /s/ James Dondero
    Name:    James Dondero
    Title:    President and Principal Executed Officer

NEXPOINT REAL ESTATE PARTNERS, LLC,
a Delaware limited liability company

By: /s/ James Dondero
Name:    James Dondero
Title:    Manager

LIMITED CONSENT AND NINTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

ADMINISTRATIVE AGENT:

ACORE CAPITAL MORTGAGE, LP,
a Delaware limited partnership, in its capacity as administrative agent for and on behalf of the Lenders
By:    ACORE Capital Mortgage GP, LLC,
a Delaware limited liability company,
its general partner

By: /s/ Kimberly May
Name:    Kimberly May
Title:    Authorized Signatory

LIMITED CONSENT AND NINTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

INITIAL LENDERS:

DELPHI CRE FUNDING LLC,
a Delaware limited liability company
By    ACORE Capital Mortgage, LP,
a Delaware limited partnership,
its authorized agent
By:    ACORE Capital Mortgage GP, LLC, a Delaware limited liability company, its general partner

By:     /s/ Kimberly May
   Name: Kimberly May
Title:    Authorized Signatory

LIMITED CONSENT AND NINTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

AC IV CA MORTGAGE LLC,
a Delaware limited liability company
By    ACORE CREDIT IV REIT, INC.,
a Maryland corporation,
its sole member
By: /s/ Kimberly May
Name:    Kimberly May
Title:    Authorized Signatory
2.4.1.1.1.1.1.1.1

LIMITED CONSENT AND NINTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

SCHEDULE 1

ADDITIONAL AFFIRMATIVE COVENANTS

Notwithstanding the anything set forth in this Agreement to the contrary, Borrower shall perform all of the below covenants, each of which is a “Deferred Maturity Date Covenant”:

1.    Continue to comply with all covenants under the Loan Agreement, except as specifically modified pursuant to this Agreement. For avoidance of doubt, except as expressly set forth in this Agreement, this Agreement does not modify or suspend any requirement under any Loan Document to pay any carrying costs associated with the Property, including, without limitation, any (a) real estate taxes, (b) insurance premiums for the Required Policies, and (c) any amounts due under the Master Lease.
SCHEDULE 1, Additional Affirmative Covenants – Solo Page

SCHEDULE 2

ADDITIONAL LOAN DOCUMENT MODIFICATIONS

1.    The term “Event of Default” as used in each Loan Agreement shall be expanded to include Borrower’s breach of any of its covenants under this Agreement, including, without limitation, any Deferred Maturity Date Covenant. For the avoidance of doubt, Administrative Agent shall not be required to provide Obligors with notice of any such Event(s) of Default stemming from any breach of any Deferred Maturity Date Covenant or other obligation of Obligors set forth in this Agreement.

SCHEDULE 2, Additional Loan Document Modifications – Solo Page

LIMITED CONSENT AND TENTH OMNIBUS AMENDMENT AGREEMENT
This Limited Consent and Tenth Omnibus Amendment Agreement (this “Agreement”), dated as of February 8, 2023 (the “Effective Date”), is made and entered into by and among (i) CP TOWER OWNER, LLC, a Delaware limited liability company (“CP Tower Mortgage Borrower”), and CP LAND OWNER, LLC, a Delaware limited liability company (“CP Land Mortgage Borrower,” and together with CP Tower Mortgage Borrower, collectively, “Mortgage Borrower”), (ii) CP EQUITY OWNER, LLC, a Delaware limited liability company, and CP EQUITY LAND OWNER, LLC, a Delaware limited liability company (collectively, “Mezzanine Borrower”, and together with the Mortgage Borrower, collectively, the “Borrower”), (iii) NEXPOINT DIVERSIFIED REAL ESTATE TRUST f/k/a NEXPOINT STRATEGIC OPPORTUNITIES FUND, a Delaware statutory trust, and NEXPOINT REAL ESTATE PARTNERS, LLC, a Delaware limited liability company (formerly known as HCRE PARTNERS, LLC, a Delaware limited liability company) (collectively, “Guarantor,” and together with Borrower, the “Obligors”), (iv) DELPHI CRE FUNDING LLC, a Delaware limited liability company, and AC IV CA MORTGAGE LLC, a Delaware limited liability company (collectively, the “Initial Lenders,” and together with the other Lenders from time to time party to the Loan Agreement (defined below), and their respective successors and assigns and participants, “Lender”), and (v) ACORE CAPITAL MORTGAGE, LP, a Delaware limited partnership, as administrative agent for and on behalf of Lender (in such capacity, together with its successors and assigns, the “Administrative Agent”).
BACKGROUND
A.    Mortgage Borrower, Administrative Agent, and the Initial Lenders are parties to that certain Loan Agreement dated as of August 15, 2018 (the “Original Mortgage Loan Agreement”), pursuant to which the Lender made a loan (the “Mortgage Loan”) to Mortgage Borrower in the original principal amount of $153,683,400.00, which Mortgage Loan is evidenced by the Mortgage Loan Agreement and the other Loan Documents (as defined in the Mortgage Loan Agreement), which Original Mortgage Loan Agreement was thereafter amended by that certain Limited Consent and Omnibus Amendment Agreement dated as of November 10, 2020, but effective as of September 8, 2020, by and between Mortgage Borrower, Administrative Agent, and the Initial Lenders (the “First Limited Consent”), which Original Mortgage Loan Agreement was thereafter further amended by that certain Limited Consent and Second Omnibus Amendment Agreement dated as of February 1, 2021, but effective as of December 30, 2020, by and between Mortgage Borrower, Administrative Agent, and the Initial Lenders (the “Second Limited Consent”), which Original Mortgage Loan Agreement was thereafter further amended by that certain Limited Consent and Third Omnibus Amendment Agreement dated as of March 19, 2021, by and between Mortgage Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Third Limited Consent”), which Original Mortgage Loan Agreement was thereafter further amended by that certain Fourth Amendment to Loan Agreement dated as of September 8, 2021, by and between Mortgage Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Fourth Mortgage Loan Amendment”), which Original Mortgage Loan Agreement was thereafter further amended by that certain Limited Consent and Fifth Omnibus Amendment Agreement dated as of March 8, 2021, by and between Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Fifth Limited Consent”), which Original Mortgage Loan Agreement was thereafter further amended by that certain Limited Consent and Sixth Omnibus Amendment Agreement dated as of June 8, 2022, by and between Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Sixth Limited Consent”), which Original Mortgage Loan Agreement was thereafter further amended by that certain Limited Consent and Seventh Omnibus Amendment Agreement dated as of August 8, 2022, by and between Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Seventh Limited Consent”), which Original Mortgage Loan Agreement was thereafter further amended by that certain Eighth Omnibus Amendment Agreement dated as of September 22, 2022, by and between Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the
LIMITED CONSENT AND TENTH OMNIBUS AMENDMENT AGREEMENT – Page 1

“Eighth Omnibus Amendment”), which Original Mortgage Loan Agreement was thereafter further amended by that certain Limited Consent and Ninth Omnibus Amendment Agreement dated as of November 8, 2022, by and between Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the "Ninth Omnibus Amendment", together with the Original Mortgage Loan Agreement, the First Limited Consent, the Second Limited Consent, the Third Limited Consent, the Fourth Mortgage Loan Amendment, the Fifth Limited Consent, the Sixth Limited Consent, the Seventh Limited Consent and the Eighth Omnibus Amendment, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Mortgage Loan Agreement”).
    B.    Mezzanine Borrower, Administrative Agent, and the Initial Lenders are parties to that certain Mezzanine Loan Agreement dated as of August 15, 2018 (the “Original Mezzanine Loan Agreement”), pursuant to which the Lender made a loan (the “Mezzanine Loan”, and collectively, with the Mortgage Loan, the “Loan”) to Mezzanine Borrower in the original principal amount of $3,940,600.00, which Mezzanine Loan is evidenced by the Mezzanine Loan Agreement and the other Loan Documents (as defined in the Mezzanine Loan Agreement), which Original Mezzanine Loan Agreement was thereafter amended by the First Limited Consent, the Second Limited Consent, the Third Limited Consent, that certain Fourth Amendment to Mezzanine Loan Agreement dated as of September 8, 2021, by and between Mezzanine Borrower, Guarantor, Administrative Agent, and the Initial Lenders (the “Fourth Mezzanine Loan Amendment”), the Fifth Limited Consent, the Sixth Limited Consent, the Seventh Limited Consent, the Eighth Omnibus Amendment and the Ninth Omnibus Amendment (such First Limited Consent, Second Limited Consent, Third Limited Consent, Fourth Mezzanine Loan Amendment, Fifth Limited Consent, Sixth Limited Consent, Seventh Limited Consent, Eighth Omnibus Amendment and Ninth Omnibus Amendment, together with the Original Mezzanine Loan Agreement, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Mezzanine Loan Agreement,” and together with the Mortgage Loan Agreement, as and where applicable, the “Loan Agreement”). All capitalized terms that are used without being defined herein shall have the meanings given to such terms in the Loan Agreement.
C.    Guarantor executed (a) in connection with the Mortgage Loan, each of that certain Guaranty of Recourse Obligations, Completion Guaranty, Guaranty of Required Equity, Required Pay Down and Master Lease, each dated as of August 15, 2018 (collectively, the “Mortgage Loan Guaranties”), and (b) in connection with the Mezzanine Loan, each of that certain Mezzanine Guaranty of Recourse Obligations, Mezzanine Completion Guaranty, Mezzanine Guaranty of Required Equity, Required Pay Down and Master Lease, each dated as of August 15, 2018 (collectively, the “Mezzanine Loan Guaranties,” and together with the Mortgage Loan Guaranties, collectively, the “Guaranty”).
D.    Borrower has requested a deferral of the Maturity Date occurring on the Payment Date in February, 2023, under and pursuant to (and as defined in) each of the Mortgage Loan Agreement and the Mezzanine Loan Agreement.
E.    Administrative Agent is willing to provide its limited consent to defer the Maturity Date under and pursuant to (and as defined in) each of the Mortgage Loan Agreement and the Mezzanine Loan Agreement, subject to the terms and conditions of this Agreement, including the amendments of the Loan Documents as set forth herein (provided that, for purposes of this Agreement, the use of “Maturity Date” shall mean each of or either of the “Maturity Date” under and as defined in the Mortgage Loan Agreement and the “Maturity Date” under and as defined in the Mezzanine Loan Agreement).
F.    Administrative Agent and Obligors have executed a Reservation of Rights and Pre-Negotiation Letter (“PNL”) dated September 18, 2020, but effective as of November 10, 2020, in connection with the Loan.
LIMITED CONSENT AND TENTH OMNIBUS AMENDMENT AGREEMENT – Page 2

NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained and incorporating the above Background by reference herein, Obligors, Administrative Agent, and Lender, intending to be legally bound hereby, agree as follows:
ARTICLE I
LIMITED CONSENT
1.1     Limited Consent. Upon satisfaction of the conditions set forth in this Agreement, Administrative Agent hereby consents to the deferral of the Maturity Date as set forth herein. The consent contained in this Section 1.1 is a one-time limited consent and (a) shall only be relied upon and used solely for the specific purposes set forth herein, (b) shall not constitute nor be deemed to constitute a waiver of (1) any Default or Event of Default, or (2) any other term or condition of the Loan Agreement and the other Loan Documents, (c) shall not constitute nor be deemed to constitute a consent by Administrative Agent to, or a waiver by Administrative Agent of, anything other than as expressly set forth herein, and (d) shall not constitute a custom or course of dealing among the parties hereto. Upon the failure by any Obligor whatsoever to perform any obligation or condition in this Agreement (beyond any applicable notice and cure period, if any), Obligors shall immediately and automatically (without any notice or demand from Administrative Agent) cease to be entitled to any privileges set forth in this Agreement and Administrative Agent shall have the right to pursue all rights and remedies hereunder, and under the Loan Documents and/or applicable law and equity, as if no such privileges were ever provided (such that an Event of Default shall be deemed to exist as of the date upon which Obligors were first provided with such privileges hereunder (i.e., as of September 8, 2020) (the “Deferral Commencement Date”), and such rights and remedies shall include, without limitation, charging interest at the Default Rate retroactively from and after the Deferral Commencement Date).
1.2    Deferral of Maturity Date. Borrower acknowledges and agrees that it has not satisfied the Extension Conditions (under and as defined in each of the Mortgage Loan Agreement and the Mezzanine Loan Agreement). Notwithstanding anything to the contrary in the Loan Agreement, and subject to the terms and conditions of this Agreement, and without waiving any of the Borrower’s obligations in the Loan Documents except as expressly set forth herein, Administrative Agent hereby agrees to defer of the Maturity Date occurring on the Payment Date in February, 2023 (the “February 2023 Maturity Date”), until no later than the Payment Date in May, 2023 (the “Deferred Maturity Date”). Notwithstanding anything to the contrary in the Loan Agreement, Borrower shall not otherwise be required as of the February 2023 Maturity Date to either (i) extend or maintain an Interest Rate Cap Agreement or (ii) achieve a Debt Yield of at least ten percent (10.0%), in each case, as a condition to Administrative Agent’s agreement to defer the February 2023 Maturity Date. If, and solely to the extent that, as of the Deferred Maturity Date, Borrower shall have satisfied all of the Extension Conditions, Borrower shall retain the right to extend the term of the Loan from the Payment Date in May, 2023, until no later than the Payment Date in September, 2023.
1.3    Amendments to Loan Documents.
(a)    Obligors acknowledge and agree that Section 5.1 of each Loan Agreement (Affirmative Covenants) is hereby amended to insert all of the covenants set forth in Schedule 1 to this Agreement as additional affirmative covenants under such section.
(b)    Obligors acknowledge and agree that the Loan Documents are further amended as set forth in Schedule 2 to this Agreement.

LIMITED CONSENT AND TENTH OMNIBUS AMENDMENT AGREEMENT – Page 3

ARTICLE II - CONDITIONS PRECEDENT
The effectiveness of this Agreement and Administrative Agent’s obligations hereunder are conditioned upon the fulfillment by Obligors of all of the following conditions precedent, in addition to Obligors’ compliance with all other obligations set forth in this Agreement:
2.1    Documents to be Delivered to Administrative Agent. Obligors shall deliver, or cause to be delivered to Administrative Agent, all of the following:
(a)    this Agreement in form and substance satisfactory to Administrative Agent, duly executed by all of Obligors; and
(b)    such other Obligor-related or Property-related information and/or documentation as may be required by Administrative Agent in its sole discretion.
2.2    Liability for Payment of Fees and Expenses; Indemnification for Losses9.    .
Borrower must pay Administrative Agent on the Effective Date all out-of-pocket costs and expenses, including, without limitation, all costs and expenses of outside legal counsel, incurred by Administrative Agent in conjunction with the preparation, negotiation, and closing of this Agreement. Additionally, Borrower shall pay all fees, costs, expenses and penalties, if any, to the extent charged by any third parties.
2.3    Administrative Agent Processing Fee. Additionally, Obligors shall pay to Administrative Agent by the Effective Date a processing fee in the amount of $2,500.00 in connection with the negotiation and execution of this Agreement.
2.4    Intentionally Omitted.
ARTICLE III - REPRESENTATIONS AND WARRANTIES
To induce Administrative Agent, for and on behalf of Lender, to enter into this Agreement and as consideration for the terms and conditions contained herein, Obligors make the following representations and warranties, each and all of which shall survive the execution and delivery of this Agreement and all of the other documents executed in connection herewith:
3.1    Approvals and Authority from Third Parties. Obligors have obtained the necessary approvals and authorizations from all applicable third-parties to execute this Agreement, including, without limitation, any and all franchisors, management companies, governmental authorities, ground lessors, and labor unions, as and to the extent applicable to Obligors and the Property.
3.2    Exclusive and First Priority Perfected Lien. Administrative Agent has, as of the Effective Date, and shall continue to have, until all of the Obligations are paid and satisfied in full, first priority, valid perfected liens upon and security interests in all of the collateral under the Loan Documents to secure the payment and performance of all of the Obligations.
3.3    No Untrue or Misleading Statements. Neither this Agreement nor any other document executed in connection herewith contains any untrue statement of a material fact or omits any material fact necessary in order to make the statement made, in light of the circumstances under which it was made, accurate in all material respects.
LIMITED CONSENT AND TENTH OMNIBUS AMENDMENT AGREEMENT – Page 4

ARTICLE IV - RELEASE BY OBLIGORS
EACH OBLIGOR, FOR AND ON BEHALF OF SUCH OBLIGOR AND ALL PERSONS AND/OR ENTITIES CLAIMING BY, THROUGH AND/OR UNDER SUCH OBLIGOR INCLUDING, BUT NOT LIMITED TO, ALL OF SUCH OBLIGOR’S PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN, JOINTLY AND SEVERALLY, AS THE “OBLIGOR GROUP RELEASORS”) HEREBY UNCONDITIONALLY REMISES, RELEASES, ACQUITS AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND LENDER AND ALL OF THEIR RESPECTIVE PAST AND PRESENT PARTNERS, DIRECTORS, SHAREHOLDERS, MEMBERS, MANAGERS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, ADMINISTRATORS, AGENTS, PARENT CORPORATIONS, SUBSIDIARIES, AFFILIATES, REPRESENTATIVES, PREDECESSORS, SUCCESSORS, AND ASSIGNS (COLLECTIVELY REFERRED TO HEREIN AS THE “LENDER GROUP RELEASEES”) OF, FROM AND WITH RESPECT TO ANY AND ALL GRIEVANCES, DISPUTES, MANNER OF ACTIONS, CAUSES OF ACTION, SUITS, OBLIGATIONS, LIABILITIES, LOSSES, DEBTS, DAMAGES, DUES, SUMS OF MONEY, ACCOUNTS, RECKONINGS, CONTROVERSIES, AGREEMENTS, CLAIMS, DEMANDS, COUNTERCLAIMS AND CROSSCLAIMS, INCLUDING, BUT NOT LIMITED TO ALL CLAIMS AND CAUSES OF ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT AND THE LOAN DOCUMENTS AND/OR ALL TRANSACTIONS RELATED THERETO, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, DIRECT, INDIRECT OR CONTINGENT, ARISING IN LAW OR EQUITY, WHICH OBLIGOR GROUP RELEASORS (OR ANY OF THEM) EVER HAD, NOW HAVE, OR MAY EVER HAVE AGAINST ANY ONE OR MORE OF LENDER GROUP RELEASEES, FROM THE BEGINNING OF TIME THROUGH THE EFFECTIVE DATE.
ARTICLE V - MISCELLANEOUS
5.1    Integration. This Agreement supersedes all oral negotiations and prior and other writings with respect to the subject matter hereof, and is intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in this Agreement, except that the Loan Agreement and the other Loan Documents remain valid and enforceable. Except as expressly modified pursuant hereto, no other changes or modifications to the Loan Agreement or any other Loan Document are intended or implied by this Agreement, and in all other respects the Loan Agreement and the other Loan Documents hereby are ratified, reaffirmed and confirmed by all parties hereto as of the Effective Date. To the extent of any conflict between the terms of this Agreement, the Loan Agreement, and other Loan Documents, the terms of this Agreement shall govern and control. This Agreement shall constitute a Loan Document for purposes of the Loan Agreement. NOTWITHSTANDING ADMINISTRATIVE AGENT AND LENDER CONSENTING TO ANY PRIOR AMENDMENT TO THE LOAN AGREEMENT, NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER IS MAKING ANY COMMITMENT, EXPRESS OR IMPLIED, AND HAS NO OBLIGATION TO ENTER INTO ANY FURTHER AGREEMENT, TO FURTHER DEFER THE MATURITY DATE OR TO PROVIDE ANY OTHER CONSENT, WAIVER OR ACCOMMODATION IN FAVOR OF OBLIGORS.
5.2    Cooperation; Other Documents. At all times following the execution of this Agreement, Obligors shall execute and deliver to the Administrative Agent, or shall cause to be executed and delivered to Administrative Agent and shall do or cause to be done all such other acts and things as the Administrative Agent deems to be necessary or desirable to assure the
LIMITED CONSENT AND TENTH OMNIBUS AMENDMENT AGREEMENT – Page 5

Administrative Agent of the benefit of this Agreement and the documents comprising or relating to this Agreement.
5.3    Written Agreement Contemplated by PNL. This Agreement is a written agreement as contemplated by the PNL.
5.4    Amendment and Waiver. No amendment of this Agreement, and no waiver, discharge or termination of any one or more of the provisions thereof, shall be effective unless set forth in writing and signed by all of the parties hereto.
5.5    Severability. If any provision of this Agreement shall be held invalid under any applicable law, such invalidity shall not affect any other provision of this Agreement that can be given effect without such invalid provision.
5.6    Successors and Assigns. This Agreement (a) shall be binding upon the parties hereto, thereto and upon their respective successors or assigns, and (b) shall inure to the benefit of the parties hereto, thereto and their respective successors or assigns; provided, however, that Obligors may not assign or delegate any rights hereunder or thereunder or any interest herein or therein without obtaining the prior written consent of the Administrative Agent, as applicable, and any such assignment or attempted assignment shall be void and of no effect.
5.7    Counterparts; Effectiveness. This Agreement may be executed by electronic signatures and in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. This Agreement shall be deemed to have been executed and delivered when the Administrative Agent has received electronic counterparts hereof executed by all parties listed on the signature pages hereto.
5.8    Notices. Any notices or other communications sent or transmitted pursuant to this Agreement by any of Obligors to Administrative Agent shall be by electronic email sent to notices@acorecapital.com and to Kimberly May at kmay@acorecapital.com.
5.9    Singular/Plural. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

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LIMITED CONSENT AND TENTH OMNIBUS AMENDMENT AGREEMENT – Page 6

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the Effective Date.

MORTGAGE BORROWER:

CP TOWER OWNER, LLC,
a Delaware limited liability company
By:    CP Equity Owner, LLC, its sole member
By:    NREO Special Purpose, LLC, its sole member
By:    NexPoint Real Estate Opportunities, LLC, its sole member
By:    NexPoint Diversified Real Estate Trust, its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    President
CP LAND OWNER, LLC,
a Delaware limited liability company
By:    CP Equity Land Owner, LLC, its sole member
By:    NexPoint Real Estate Partners, LLC, its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    Manager

[Signatures Continued on Next Page]

LIMITED CONSENT AND TENTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

MEZZANINE BORROWER:

CP EQUITY OWNER, LLC,
a Delaware limited liability company
By:    NREO Special Purpose, LLC,
    its sole member
By:    NexPoint Real Estate Opportunities, LLC,     its sole member
By:    NexPoint Diversified Real Estate Trust,
    its sole member

By: /s/ James Dondero
Name:    James Dondero
Title:    President

CP EQUITY LAND OWNER, LLC,
a Delaware limited liability company
By:    NexPoint Real Estate Partners, LLC,
    its sole member

By: /s/ James Dondero
Name:    James Dondero
Title: Manager

LIMITED CONSENT AND TENTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

GUARANTOR:

NEXPOINT DIVERSIFIED REAL ESTATE TRUST,
a Delaware statutory trust

By:     /s/ James Dondero
    Name:    James Dondero
    Title:    President and Principal Executed Officer

NEXPOINT REAL ESTATE PARTNERS, LLC,
a Delaware limited liability company

By: /s/ James Dondero
Name:    James Dondero
Title:    Manager

LIMITED CONSENT AND TENTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

ADMINISTRATIVE AGENT:

ACORE CAPITAL MORTGAGE, LP,
a Delaware limited partnership, in its capacity as administrative agent for and on behalf of the Lenders
By:    ACORE Capital Mortgage GP, LLC,
a Delaware limited liability company,
its general partner

By: /s/ Kimberly May
Name:    Kimberly May
Title:    Authorized Signatory

LIMITED CONSENT AND TENTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

INITIAL LENDERS:

DELPHI CRE FUNDING LLC,
a Delaware limited liability company
By    ACORE Capital Mortgage, LP,
a Delaware limited partnership,
its authorized agent
By:    ACORE Capital Mortgage GP, LLC, a Delaware limited liability company, its general partner

By:     /s/ Kimberly May
   Name: Kimberly May
Title:    Authorized Signatory

AC IV CA MORTGAGE LLC, a Delaware limited liability company By ACORE CREDIT IV REIT, INC., a Maryland corporation, its sole member By: /s/ Kimberly May Name: Kimberly May Title: Authorized Signatory
LIMITED CONSENT AND TENTH OMNIBUS AMENDMENT AGREEMENT – Signature Page

SCHEDULE 1

ADDITIONAL AFFIRMATIVE COVENANTS

Notwithstanding the anything set forth in this Agreement to the contrary, Borrower shall perform all of the below covenants, each of which is a “Deferred Maturity Date Covenant”:

1.    Continue to comply with all covenants under the Loan Agreement, except as specifically modified pursuant to this Agreement. For avoidance of doubt, except as expressly set forth in this Agreement, this Agreement does not modify or suspend any requirement under any Loan Document to pay any carrying costs associated with the Property, including, without limitation, any (a) real estate taxes, (b) insurance premiums for the Required Policies, and (c) any amounts due under the Master Lease.
SCHEDULE 1, Additional Affirmative Covenants – Solo Page

SCHEDULE 2

ADDITIONAL LOAN DOCUMENT MODIFICATIONS

1.    The term “Event of Default” as used in each Loan Agreement shall be expanded to include Borrower’s breach of any of its covenants under this Agreement, including, without limitation, any Deferred Maturity Date Covenant. For the avoidance of doubt, Administrative Agent shall not be required to provide Obligors with notice of any such Event(s) of Default stemming from any breach of any Deferred Maturity Date Covenant or other obligation of Obligors set forth in this Agreement.

SCHEDULE 2, Additional Loan Document Modifications – Solo Page